UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number     811-22641

    Franklin Alternative Strategies Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)     (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:     650 312-2000

Date of fiscal year end: 5/31

Date of reporting period:     5/31/18

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter May 31, 2018

Franklin K2 Alternative Strategies Fund

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2018, global markets were aided by price gains in commodities, generally upbeat economic data across regions and encouraging corporate earnings reports. Markets were also supported by the European Central Bank’s extension of its monetary easing program and the passage of US tax reforms. However, investor sentiment was dampened by Korean peninsula tensions, protectionist US trade policies and US-China trade disputes, consumer data privacy concerns, and worries that central banks could raise interest rates in response to strong economic growth and rising inflation. In this environment, global developed stock markets, as measured by the MSCI World Index, generated a +12.18% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index, produced a +14.43% total return.1 Global government bonds, as measured by the Citigroup World Government Bond Index, posted a +2.06% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Madison S. Gulley, CFA

President and Chief Executive Officer – Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin K2 Alternative Strategies Fund

We are pleased to bring you Franklin K2 Alternative Strategies Fund’s annual report for the fiscal year ended May 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation with lower volatility relative to the broad equity markets. The Fund seeks to achieve its investment goal by allocating its assets across multiple nontraditional or “alternative” strategies, including, but not limited to, some or all of the following strategies: long short equity, relative value, event driven and global macro. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are independently managed by multiple subadvisors, while the Fund’s investment manager retains overall responsibility for the Fund’s investments. The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities including common stocks, preferred stocks, convertible securities, rights and warrants, private and registered investment vehicles and exchange-traded funds (ETFs); debt securities including bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; and mortgage-backed or other asset-backed securities, including collateralized debt obligations; as well as derivatives, commodities and currencies.

Performance Overview

The Fund’s Class A shares delivered a +3.57% cumulative total return for the 12 months under review. For comparison, the Fund’s new primary and old secondary benchmark, the HFRX Global Hedge Fund Index, which is designed to be representative of the overall composition of the hedge fund universe, generated a +2.88% total return for the same period.1 As the investment manager believes the composition of the HFRX Global Hedge Fund Index more accurately reflects the Fund’s holdings, it has replaced the ICE BofA Merrill Lynch US 3-Month Treasury Bill Index as the Fund’s primary benchmark. Also for comparison, the Fund’s new secondary and old primary benchmark, the ICE BofA Merrill Lynch US 3-Month Treasury Bill Index, which tracks the performance of short-term US government securities with a remaining term to final maturity of less than three months, posted a +1.28% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018 and generated a +12.43% total return for the period, as measured by the MSCI All Country World Index.2 Global markets were aided by price gains in oil and other commodities, as well as the European Central Bank’s (ECB’s) extension of its monetary easing program. Further supporting global stocks were the passage of the US tax reform bill and encouraging corporate earnings reports.

However, global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Global markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. However, an overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns during the period.

After accelerating in 2017’s third quarter, the US economy expanded at a slower pace in the fourth quarter. Growth continued to moderate in 2018’s first quarter due to a slowdown in

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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consumer spending, exports, and state and local government spending, as well as a decline in residential fixed income investment. The unemployment rate declined from 4.3% in May 2017, as reported at the beginning of the 12-month period, to an 18-year low of 3.8% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 1.9% in May 2017, as reported at the beginning of the period, to 2.8% at period-end.3 The US Federal Reserve (Fed) raised its target range for the federal funds rate three times during the period and began reducing its balance sheet in October as part of its ongoing plan to normalize its monetary policy.

In Europe, the UK’s economic growth accelerated in 2017’s third quarter over the previous quarter and remained stable in the fourth quarter. However, growth moderated in 2018’s first quarter amid a decline in construction output. In November, the Bank of England raised its key policy rate for the first time in a decade. The eurozone’s quarterly growth held steady in 2017’s third and fourth quarters but moderated in 2018’s first quarter. The bloc’s annual inflation rate ended the period higher than in May 2017. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) growth held steady in 2017’s third quarter but slowed in the fourth quarter. GDP growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew in 2017’s third and fourth quarters, although at a slower pace than the previous quarters. However, growth accelerated in 2018’s first quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s annual GDP growth rate remained positive in 2017’s third and fourth quarters as well as 2018’s first quarter, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2017’s third quarter but grew at a stable rate in the following two quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we allocate assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: long short equity, relative value, event driven and global macro. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various subadvisors and other investment options, among other things. The allocations to specific subadvisors may change from time to time based upon our assessment of their correlations to various markets and to each other, their risk profiles and return expectations. Long short equity strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indexes (through the use of derivatives or ETFs). Relative value strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. Event driven strategies generally invest in securities of companies undergoing significant corporate events. Global macro strategies generally focus on broad-based economic opportunities across numerous markets and investments.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund may use derivatives for hedging and non-hedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. Such derivative investments may include futures contracts, swaps, options and currency forward contracts. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

3. Source: US Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

The Fund’s positive performance for the period resulted from gains for three of the four underlying strategies in which assets were allocated—long short equity, event driven and relative value. Performance contribution was led by long short equity, followed by event driven and relative value. The fourth underlying strategy, global macro, had a slight decline. A conditional risk overlay (CRO) was implemented for part of the review period to help mitigate downside risk exposure, and this weighed on results. Volatility of returns was low during the period, averaging approximately one-fourth the volatility of the Standard & Poor’s® 500 during the one-year period ending May 31, 2018. The CRO strategy was not active at period-end. The allocation percentages for each strategy are listed in the Strategy Allocation table on this page.

What is a conditional risk overlay (CRO) strategy?

From time to time, the Fund’s investment manager may implement its CRO strategy, which seeks to neutralize certain market sensitivities that may exist in the Fund. The CRO strategy involves investing in derivatives or other instruments in an effort to reduce volatility and provide a hedge against market declines. When implemented, the strategy will reduce the Fund’s ability to benefit from positive market movements.

Strategy Allocation*
Based on Total Investments as of 5/31/18
	Strategy Total	Long Positions	Short Positions
Relative Value	30.2%	35.5%	-5.3%
Long Short Equity	38.0%	56.2%	-18.2%
Event Driven	18.4%	21.5%	-3.1%
Global Macro	13.4%	15.5%	-2.1%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Subadvisors
5/31/18

Long Short Equity
Chilton Investment Company, LLC
Impala Asset Management LLC
Jennison Associates, LLC
Portland Hill Asset Management Limited
Wellington Management Company, LLP

Relative Value
Basso Capital Management, L.P.
Chatham Asset Management, LLC
Lazard Asset Management, LLC
Loomis Sayles & Company, L.P.

Event Driven
Halcyon Arbitrage IC Management LP
P. Schoenfeld Asset Management L.P.

Global Macro
Emso Asset Management Limited
Graham Capital Management, L.P.
Grantham, Mayo, Van Otterloo & Co. LLC
H2O AM LLP

The Fund’s long short equity strategy subadvisors were Chilton Investment Company, Impala Asset Management, Jennison Associates, Portland Hill Asset Management and Wellington Management Company. Four of the five subadvisors contributed to gains for the period, led by Impala Asset Management and Jennison Associates. In contrast, Portland Hill Asset Management experienced a small decline. On a sector level, performance drivers for the strategy included information technology (IT), health care and materials. Conversely, equity index hedges and telecommunication services dampened returns. In terms of geographical exposure, positions in US, Canadian and UK equities were the top contributors to gains, while exposure to France detracted.

P. Schoenfeld Asset Management and Halcyon were the Fund’s event driven strategy subadvisors. Both subadvisors enjoyed gains for the period. In aggregate, the top performance drivers for the strategy by asset class were equities, credit and cash. No asset class detracted from the strategy’s performance over the period. In terms of sectors, utilities, consumer discretionary and IT contributed to returns, while equity index hedges detracted.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

The Fund’s relative value strategy subadvisors were Basso Capital Management, Chatham Asset Management, Lazard Asset Management and Loomis Sayles & Company. Three of the four subadvisors benefited performance during the period, with Basso Capital Management the only exception. In aggregate, the top performance drivers for the strategy by asset class were credit and cash exposures, while currencies and equities were the largest detractors. In terms of aggregate sector performance, the top contributors were consumer discretionary, health care and IT. Conversely, short exposures to equity index hedges and long exposures to industrials detracted.

Graham Capital Management and Emso Asset Management represented the global macro strategy. Emso Asset Management’s gains for the 12-month period were more than offset by negative results for Graham Capital Management, and the strategy had a small decline. Currencies and government bonds detracted from performance, while long exposure to equity indexes, along with the energy and environment industry, benefited returns. The Fund added two global macro strategy subadvisors to the approved list in March—H2O AM and Grantham, Mayo, Van Otterloo & Co.—but the Fund had not allocated assets to these two subadvisors as of May 31, 2018.

Thank you for your participation in Franklin K2 Alternative Strategies Fund. We look forward to continuing to serve your investment needs.

David C. Saunders

Brooks Ritchey

Robert Christian
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

David C. Saunders is the founding managing director of K2 Advisors, which he co-founded in 1994. He has worked at Tucker Anthony & R.L. Day as an equity trader; First Boston Corp. as vice president on the equity block trading desk; WaterStreet Capital, a hedge fund, as head trader; Tiger Management, as head trader; WorldSec Securities as president and ABN Amro Inc. as a senior managing director. Mr. Saunders graduated from the University of Maryland, College Park, with a B.S. degree in business.

Brooks Ritchey is a senior managing director and head of portfolio construction for K2 Advisors. Since 1987 Mr. Ritchey has managed multi-asset mutual fund and hedge fund portfolios during his employment with organizations including Steinhardt Partners, Citibank, Finch Asset Management, Paribas, AIG and ING. Mr. Ritchey joined K2 Advisors in 2005. Mr. Ritchey graduated from Franklin & Marshall College in 1982 and holds a National Futures Association Series 3 license.

Robert Christian is a senior managing director and head of investment research for K2 Advisors, which he joined in 2010. Mr. Christian worked at Graham Capital Management LP from 1998 to 2003 as a portfolio manager and researcher of quantitative-based trading strategies. At Julius Baer Investment Management from 2003 to 2005, he was the head of macro strategies. From 2005 to 2010, he worked at FRM Americas LLC where he was the global head of directional trading strategies and portfolio advisor to numerous funds. Mr. Christian holds a Bachelor of Arts and Science in biology and economics from Stanford University (1985) and an M.B.A. in finance from Leonard N. Stern School of Business – New York University (1990).

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Performance Summary as of May 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+3.57%	-2.39%
3-Year	+5.58%	-0.16%
Since Inception (10/11/13)	+19.02%	+2.51%

Advisor
1-Year	+3.75%	+3.75%
3-Year	+6.33%	+2.07%
Since Inception (10/11/13)	+20.36%	+4.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and, except for the HFR Index, do not pay management fees or expenses. Unlike most asset class indexes, HFR Index returns reflect management fees and expenses. One cannot invest directly in an index.

Class A (10/11/13–5/31/18)

Advisor Class (10/11/13–5/31/18)

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

PERFORMANCE SUMMARY

Distributions (6/1/17–5/31/18)

Share Class	Dividend Income
A	$0.1471
C	$0.0602
R	$0.1161
R6	$0.1865
Advisor	$0.1773

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	2.76%	3.01%
Advisor	2.51%	2.76%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the investment manager’s and subadvisors’ judgment about particular investments made for the Fund’s portfolio prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Foreign investments are subject to greater investment risk such as political, economic, credit and information risks as well as risk of currency fluctuations. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Lower rated or high yield debt securities involve greater credit risk, including the possibility of default or bankruptcy. Currency management strategies could result in losses to the Fund if currencies do not perform as the investment manager or subadvisor expects. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Merger arbitrage investments risk loss if a proposed reorganization in which the Fund invests is renegotiated or terminated. Liquidity risk exists when securities have become more difficult to sell, or are unable to be sold, at the price at which they have been valued. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/18 and a fee waiver related to the management fee paid by a subsidiary. The Fund also has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund contractually guaranteed through 9/30/18. Fund investment results reflect the expense reduction and fee waivers; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is composed of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

5. Source: Morningstar. The ICE BofA Merrill Lynch US 3-Month Treasury Bill Index is an index of short-term US government securities with a remaining term to final maturity of less than three months.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/17	Ending Account Value 5/31/18	Expenses Paid During Period 12/1/17–5/31/18[1,2]	Ending Account Value 5/31/18	Expenses Paid During Period 12/1/17–5/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,013.90	$12.95	$1,012.07	$12.94	2.58%
C	$1,000	$1,009.80	$16.69	$1,008.33	$16.67	3.33%
R	$1,000	$1,012.00	$14.20	$1,010.82	$14.19	2.83%
R6	$1,000	$1,014.70	$11.20	$1,013.81	$11.20	2.23%
Advisor	$1,000	$1,013.90	$11.70	$1,013.31	$11.70	2.33%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Consolidated Financial Highlights

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,
	2018	2017	2016	2015	2014[a]
Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.14	$10.55	$11.16	$10.64	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.01	0.03	(0.05)	(0.11)	(0.02)

Net realized and unrealized gains (losses)	0.38	0.61	(0.38)	0.70	0.70

Total from investment operations	0.39	0.64	(0.43)	0.59	0.68

Less distributions from:

Net investment income	(0.15)	(0.05)	(0.14)	(0.07)	(0.04)

Net realized gains	—	—	(0.04)	—	—

Total distributions	(0.15)	(0.05)	(0.18)	(0.07)	(0.04)

Net asset value, end of year	$11.38	$11.14	$10.55	$11.16	$10.64

Total return[d]	3.57%	6.07%	(3.89)%	5.53%	6.82%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	2.81%	3.07%	3.22%	3.40%	3.33%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.59%	2.73%	2.88% [g]	2.99% [g]	2.83%

Expenses incurred in connection with securities sold short	0.39%	0.53%	0.67%	0.65%	0.56%

Net investment income (loss)	0.06%	0.10%	(0.44)%	(0.95)%	(0.35)%

Supplemental data

Net assets, end of year (000’s)	$119,214	$119,385	$177,412	$148,991	$96,889

Portfolio turnover rate	234.77%	209.45%	229.90%	295.81%	181.06%

aFor the period October 11, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014[a]
Class C
Per share operating performance

Net asset value, beginning of year	$11.00	$10.45	$11.09	$10.60	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.08)	(0.04)	(0.12)	(0.17)	(0.08)

Net realized and unrealized gains (losses)	0.39	0.59	(0.39)	0.69	0.72

Total from investment operations	0.31	0.55	(0.51)	0.52	0.64

Less distributions from:

Net investment income	(0.06)	—	(0.09)	(0.03)	(0.04)

Net realized gains	—	—	(0.04)	—	—

Total distributions	(0.06)	—	(0.13)	(0.03)	(0.04)

Net asset value, end of year	$11.25	$11.00	$10.45	$11.09	$10.60

Total return[d]	2.82%	5.26%	(4.62)%	4.87%	6.42%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.56%	3.79%	3.96%	4.04%	4.03%

Expenses net of waiver, payments by affiliates and expense reduction[f]	3.34%	3.45%	3.62% [g]	3.63% [g]	3.53%

Expenses incurred in connection with securities sold short	0.39%	0.53%	0.67%	0.65%	0.56%

Net investment income (loss)	(0.69)%	(0.62)%	(1.18)%	(1.59)%	(1.05)%

Supplemental data

Net assets, end of year (000’s)	$53,196	$55,496	$71,154	$37,937	$16,618

Portfolio turnover rate	234.77%	209.45%	229.90%	295.81%	181.06%

aFor the period October 11, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014[a]
Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.17	$10.61	$11.15	$10.62	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.02)	(0.25)	(0.10)	(0.16)	(0.05)

Net realized and unrealized gains (losses)	0.39	0.86	(0.40)	0.73	0.71

Total from investment operations	0.37	0.61	(0.50)	0.57	0.66

Less distributions from:

Net investment income	(0.12)	(0.05)	—	(0.04)	(0.04)

Net realized gains	—	—	(0.04)	—	—

Total distributions	(0.12)	(0.05)	(0.04)	(0.04)	(0.04)

Net asset value, end of year	$11.42	$11.17	$10.61	$11.15	$10.62

Total return[d]	3.28%	5.79%	(4.51)%	5.39%	6.62%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.06%	3.32%	3.46%	3.57%	3.63%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.84%	2.98%	3.12% [g]	3.16% [g]	3.13%

Expenses incurred in connection with securities sold short	0.39%	0.53%	0.67%	0.65%	0.56%

Net investment income (loss)	(0.19)%	(0.15)%	(0.68)%	(1.12)%	(0.65)%

Supplemental data

Net assets, end of year (000’s)	$648	$597	$341	$9,173	$11,660

Portfolio turnover rate	234.77%	209.45%	229.90%	295.81%	181.06%

aFor the period October 11, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014[a]
Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.17	$10.59	$11.18	$10.66	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.03	0.02	(0.01)	(0.08)	(0.01)

Net realized and unrealized gains (losses)	0.40	0.65	(0.37)	0.70	0.71

Total from investment operations	0.43	0.67	(0.38)	0.62	0.70

Less distributions from:

Net investment income	(0.19)	(0.09)	(0.17)	(0.10)	(0.04)

Net realized gains	—	—	(0.04)	—	—

Total distributions	(0.19)	(0.09)	(0.21)	(0.10)	(0.04)

Net asset value, end of year	$11.41	$11.17	$10.59	$11.18	$10.66

Total return[d]	3.83%	6.40%	(3.45)%	5.80%	7.02%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	2.46%	2.73%	2.87%	2.98%	3.19%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.24%	2.39%	2.53% [g]	2.60% [g]	2.69%

Expenses incurred in connection with securities sold short	0.39%	0.53%	0.67%	0.65%	0.56%

Net investment income (loss)	0.41%	0.44%	(0.09)%	(0.56)%	(0.21)%

Supplemental data

Net assets, end of year (000’s)	$31,805	$265,247	$265,517	$239,754	$215,526

Portfolio turnover rate	234.77%	209.45%	229.90%	295.81%	181.06%

aFor the period October 11, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014[a]
Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.16	$10.58	$11.18	$10.65	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.04	0.04	(0.02)	(0.02)	(0.02)

Net realized and unrealized gains (losses)	0.38	0.62	(0.38)	0.64	0.71

Total from investment operations	0.42	0.66	(0.40)	0.62	0.69

Less distributions from:

Net investment income	(0.18)	(0.08)	(0.16)	(0.09)	(0.04)

Net realized gains	—	—	(0.04)	—	—

Total distributions	(0.18)	(0.08)	(0.20)	(0.09)	(0.04)

Net asset value, end of year	$11.40	$11.16	$10.58	$11.18	$10.65

Total return[d]	3.75%	6.29%	(3.58)%	5.88%	6.92%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	2.56%	2.82%	2.96%	3.07%	3.21%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.34%	2.48%	2.62% [g]	2.66% [g]	2.71%

Expenses incurred in connection with securities sold short	0.39%	0.53%	0.67%	0.65%	0.56%

Net investment income (loss)	0.31%	0.35%	(0.18)%	(0.62)%	(0.23)%

Supplemental data

Net assets, end of year (000’s)	$896,278	$674,828	$722,216	$329,139	$54,593

Portfolio turnover rate	234.77%	209.45%	229.90%	295.81%	181.06%

aFor the period October 11, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2018

Franklin K2 Alternative Strategies Fund
		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 47.7%
	Aerospace & Defense 1.3%
	Airbus SE	France	15,264	$1,736,427
a	The Boeing Co.	United States	1,541	542,678
	Harris Corp.	United States	9,578	1,441,202
	Heico Corp.	United States	25,750	2,365,395
a	Lockheed Martin Corp.	United States	8,035	2,527,329
b	Mercury Systems Inc.	United States	8,110	299,502
	Northrop Grumman Corp.	United States	178	58,251
a	Rockwell Collins Inc.	United States	37,410	5,144,249
	United Technologies Corp.	United States	778	97,110

				14,212,143

	Air Freight & Logistics 0.4%
a	FedEx Corp.	United States	15,719	3,915,917

	Airlines 0.1%
	Delta Air Lines Inc.	United States	722	39,024
a	Southwest Airlines Co.	United States	24,773	1,265,405

				1,304,429

	Auto Components 0.0%†
	Aptiv PLC	United States	389	37,927

	Automobiles 0.4%
	General Motors Co.	United States	1,267	54,101
b,c	Tesla Inc.	United States	5,101	1,452,408
	Thor Industries Inc.	United States	31,137	2,883,286

				4,389,795

	Banks 0.5%
	Bank of America Corp.	United States	3,223	93,596
	Barclays PLC, ADR	United Kingdom	108,406	284,241
	BB&T Corp.	United States	1,427	74,917
a	Citigroup Inc.	United States	67,540	4,504,243
	JPMorgan Chase & Co.	United States	1,610	172,286
	Pacwest Bancorp	United States	1,201	63,725
	The PNC Financial Services Group Inc.	United States	581	83,321
	Wells Fargo & Co.	United States	1,193	64,410

				5,340,739

	Beverages 0.5%
a	Brown-Forman Corp., B	United States	1,136	64,252
a	Constellation Brands Inc., A	United States	5,764	1,285,833
	Davide Campari-Milano SpA	Italy	471,498	3,522,180
	PepsiCo Inc.	United States	961	96,340

				4,968,605

	Biotechnology 3.3%
	Abbvie Inc.	United States	2,513	248,636
b	Aeglea BioTherapeutics Inc.	United States	17,146	183,119
b	Agios Pharmaceuticals Inc.	United States	3,544	331,364
b,c	Aileron Therapeutics Inc.	United States	5,954	30,723
b	Aimmune Therapeutics Inc.	United States	8,546	282,787
b	Alexion Pharmaceuticals Inc.	United States	12,393	1,439,199
b	Amicus Therapeutics Inc.	United States	98,781	1,669,399

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Biotechnology (continued)
b	Apellis Pharmaceuticals Inc.	United States	10,889	$222,244
b	Argenx SE, ADR	Netherlands	5,908	564,214
b	Audentes Therapeutics Inc.	United States	20,098	761,714
b	BioCryst Pharmaceuticals Inc.	United States	63,655	409,302
b	Biogen Inc.	United States	2,879	846,311
b	BioMarin Pharmaceutical Inc.	United States	43,160	3,899,074
b	Bluebird Bio Inc.	United States	10,782	1,930,517
b	Blueprint Medicines Corp.	United States	4,108	345,401
b	Celgene Corp.	United States	15,159	1,192,710
b	Clovis Oncology Inc.	United States	13,576	637,529
b	DBV Technologies SA, ADR	France	23,073	519,143
b	Eiger Biopharmaceuticals Inc.	United States	18,528	264,024
b,c	Epizyme Inc.	United States	40,259	702,520
b	Exact Sciences Corp.	United States	19,744	1,175,558
b	Exelixis Inc.	United States	43,461	900,947
b	Fibrogen Inc.	United States	6,689	360,537
b	Foundation Medicine Inc.	United States	2,787	276,331
b	GlycoMimetics Inc.	United States	30,314	541,711
b,c	Immunomedics Inc.	United States	39,496	871,282
a,b	Incyte Corp.	United States	12,752	870,579
b	La Jolla Pharmaceutical Co.	United States	25,969	810,233
a,b	Madrigal Pharmaceuticals Inc.	United States	3,824	1,015,693
b	Mirati Therapeutics Inc.	United States	7,408	314,840
b	Natera Inc.	United States	41,228	480,718
b	Neurocrine Biosciences Inc.	United States	8,817	848,724
b	Ovid Therapeutics Inc.	United States	6,719	53,013
b	ProQR Therapeutics NV	Netherlands	41,964	239,195
b	Proteostasis Therapeutics Inc.	United States	65,507	317,054
b	Puma Biotechnology Inc.	United States	4,132	218,789
b	Retrophin Inc.	United States	15,417	431,830
b	Sage Therapeutics Inc.	United States	15,960	2,436,932
b	Sarepta Therapeutics Inc.	United States	25,776	2,419,078
b	Savara Inc.	United States	11,866	120,084
b	Savara Inc., wts., 6/14/18	United States	68,920	—
a	Shire PLC, ADR	United Kingdom	15,044	2,470,827
	Shire PLC	United States	22,284	1,214,548
b	Tesaro Inc.	United States	7,424	339,796
b	Unum Therapeutics Inc.	United States	13,080	161,015
b	Vertex Pharmaceuticals Inc.	United States	7,308	1,125,432

				36,494,676

	Building Products 0.4%
a	AO Smith Corp.	United States	6,371	401,819
a,b	Builders FirstSource Inc.	United States	17,693	346,429
a	Fortune Brands Home & Security Inc.	United States	37,850	2,126,034
a,b	USG Corp.	United States	31,519	1,307,408

				4,181,690

	Capital Markets 0.2%
	Moody’s Corp.	United States	13,807	2,355,060

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Chemicals 2.3%
	Celanese Corp., A	United States	364	$41,103
a	DowDuPont Inc.	United States	30,465	1,953,111
	Huntsman Corp.	United States	1,374	43,927
a,b	Ingevity Corp.	United States	39,618	3,016,515
a	Monsanto Co.	United States	72,903	9,292,217
a	The Mosaic Co.	United States	17,929	492,868
a	Praxair Inc.	United States	14,917	2,330,930
a	The Sherwin-Williams Co.	United States	22,062	8,367,013
b,d,e	TerraVia Holdings Inc., Contingent Distribution	United States	1,117,000	—

				25,537,684

	Commercial Services & Supplies 0.6%
	Atento SA	Spain	142,593	1,076,577
	Cintas Corp.	United States	17,228	3,139,803
	Edenred	France	35,790	1,147,673
	Republic Services Inc., A	United States	21,190	1,428,842

				6,792,895

	Communications Equipment 0.2%
	Cisco Systems Inc.	United States	6,559	280,135
b	Commscope Holding Co. Inc.	United States	50,312	1,475,148
b,e	Nortel Networks Capital Corp., Contingent Distribution	Canada	324,000	10,530
b,e	Nortel Networks Ltd., Contingent Distribution	Canada	5,031,000	163,507
a,b	Quantenna Communications Inc.	United States	10,202	163,232

				2,092,552

	Construction Materials 0.7%
	Buzzi Unicem SpA	Italy	22,966	554,685
b	Cemex SAB de CV, ADR	Mexico	80,904	482,188
	HeidelbergCement AG	Germany	29,195	2,587,072
a	Martin Marietta Materials Inc.	United States	14,382	3,205,316
a,b	Summit Materials Inc., A	United States	45,583	1,295,469

				8,124,730

	Consumer Finance 0.3%
b,d	iPayment Inc.	United States	4,383,614	3,550,727

	Containers & Packaging 0.6%
a	Ball Corp.	United States	189,079	6,986,469
	WestRock Co.	United States	542	31,913

				7,018,382

	Diversified Consumer Services 0.1%
b	Bright Horizons Family Solutions Inc.	United States	7,890	798,468

	Diversified Financial Services 0.3%
a,b	Berkshire Hathaway Inc., B	United States	17,817	3,412,490

	Diversified Telecommunication Services 0.4%
	AT&T Inc.	United States	758	24,499
	CenturyLink Inc.	United States	2,761	50,305
	China Unicom Hong Kong Ltd., ADR	China	48,546	659,740
b	ORBCOMM Inc.	United States	60,703	586,391

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services (continued)
b,f	Telecom Italia SpA	Italy	2,548,291	$2,047,213
a	Verizon Communications Inc.	United States	16,082	766,629

				4,134,777

	Electric Utilities 0.0%†
	American Electric Power Co. Inc.	United States	501	34,043
	Exelon Corp.	United States	1,906	78,889
	NextEra Energy Inc.	United States	704	116,730

				229,662

	Electrical Equipment 0.0%†
	General Cable Corp.	United States	6,483	192,221

	Electronic Equipment, Instruments & Components 0.7%
	Chroma Ate Inc.	Taiwan	84,000	419,138
b	Fabrinet	Thailand	22,024	773,703
b	Flex Ltd.	Singapore	193,718	2,690,743
b	II-VI Inc.	United States	38,595	1,696,250
b	IPG Photonics Corp.	United States	3,088	745,042
b	Itron Inc.	United States	5,811	331,808
	Sunny Optical Technology Group Co. Ltd.	China	21,700	441,570
b	Zebra Technologies Corp., A	United States	4,747	728,712

				7,826,966

	Energy Equipment & Services 0.0%†
	Patterson-UTI Energy Inc.	United States	2,175	44,979
a,c	RPC Inc.	United States	22,325	366,576

				411,555

	Equity Real Estate Investment Trusts (REITs) 0.0%†
	Lasalle Hotel Properties	United States	12,913	442,916

	Food & Staples Retailing 0.3%
a	Costco Wholesale Corp.	United States	17,624	3,493,782
	Wal-Mart Stores, Inc.	United States	532	43,911

				3,537,693

	Food Products 0.1%
	Chocoladefabriken Lindt & Spruengli AG	Switzerland	13	982,650
	The JM Smucker Co.	United States	4,160	447,200
	Mondelez International Inc., A	United States	2,100	82,467

				1,512,317

	Health Care Equipment & Supplies 1.2%
	Abbott Laboratories	United States	13,377	823,087
b	Align Technology Inc.	United States	2,265	751,867
b	Axogen Inc.	United States	7,495	368,004
b	Boston Scientific Corp.	United States	39,936	1,213,655
b	DexCom Inc.	United States	14,196	1,249,106
b	Edwards Lifesciences Corp.	United States	7,560	1,038,064
b	Haemonetics Corp.	United States	14,537	1,313,418
b	IDEXX Laboratories Inc.	United States	13,099	2,727,343
b	Inogen Inc.	United States	764	139,575

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Health Care Equipment & Supplies (continued)
b	iRhythm Technologies Inc.	United States	1,840	$139,895
	Medtronic PLC	United States	1,230	106,174
b	Nevro Corp.	United States	15,727	1,237,558
b,g	Siemens Healthineers AG, 144A	Germany	7,564	300,694
	Smith & Nephew PLC	United Kingdom	91,292	1,660,792
	West Pharmaceutical Services Inc.	United States	3,921	364,653

				13,433,885

	Health Care Providers & Services 1.7%
a	Aetna Inc.	United States	38,147	6,718,832
b	Centene Corp.	United States	14,112	1,653,362
	Cigna Corp.	United States	9,736	1,648,986
b	Express Scripts Holding Co.	United States	11,446	867,721
b	Healthequity Inc.	United States	3,875	287,951
a	Humana Inc.	United States	6,912	2,011,254
b	Laboratory Corp. of America Holdings	United States	205	37,021
a	UnitedHealth Group Inc.	United States	20,828	5,030,170

				18,255,297

	Health Care Technology 0.1%
b	Inspire Medical Systems Inc.	United States	1,670	50,100
b	Tabula Rasa HealthCare Inc.	United States	9,382	511,788
b	Teladoc Inc.	United States	5,924	301,532

				863,420

	Hotels, Restaurants & Leisure 1.3%
	Carnival Corp.	United States	47,128	2,935,132
a	Domino’s Pizza Inc.	United States	9,285	2,334,992
	Hilton Worldwide Holdings Inc.	United States	1,478	119,289
a	Marriott International Inc., A	United States	12,952	1,753,183
	McDonald’s Corp.	United States	651	104,166
b	Norwegian Cruise Line Holdings Ltd.	United States	55,989	2,930,464
	Restaurant Brands International Inc.	Canada	44,780	2,642,916
	Royal Caribbean Cruises Ltd.	United States	5,168	542,537
b,c	Seaworld Entertainment Inc.	United States	77,587	1,377,169

				14,739,848

	Household Durables 0.3%
a	D.R. Horton Inc.	United States	23,436	989,233
b,c	iRobot Corp.	United States	6,161	384,508
b	NVR Inc.	United States	326	974,916
b,c	Roku Inc., A	United States	21,584	808,537

				3,157,194

	Household Products 0.5%
b	HRG Group Inc.	United States	394,467	5,001,841
	The Procter & Gamble Co.	United States	1,217	89,048

				5,090,889

	Independent Power & Renewable Electricity Producers 0.0%†
	NRG Energy Inc.	United States	1,360	46,553

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Industrial Conglomerates 0.1%
	Honeywell International Inc.	United States	736	$108,862
	Smiths Group PLC	United Kingdom	17,888	418,635

				527,497

	Insurance 1.2%
	Chubb Ltd.	United States	712	93,051
	Fnf Group	United States	1,369	50,598
	Prudential Financial Inc.	United States	437	42,319
	RSA Insurance Group PLC	United Kingdom	44,331	384,114
b,c	Trupanion Inc.	United States	29,413	934,451
	Validus Holdings Ltd.	United States	59,048	4,001,093
	XL Group Ltd.	Bermuda	133,981	7,446,664

				12,952,290

	Internet & Direct Marketing Retail 0.8%
b	Amazon.com Inc.	United States	1,843	3,003,390
a,b	Booking Holdings Inc.	United States	944	1,990,820
b	Ctrip.com International Ltd., ADR	China	5,816	262,243
a	Expedia Group Inc.	United States	11,088	1,341,981
b	NetFlix Inc.	United States	1,178	414,185
a,b	Qurate Retail Inc. QVC Group, A	United States	113,461	2,306,662

				9,319,281

	Internet Software & Services 3.0%
b	Akamai Technologies Inc.	United States	19,158	1,444,130
a,b	Alibaba Group Holding Ltd., ADR	China	26,591	5,265,284
a,b	Alphabet Inc., A	United States	4,180	4,598,000
b	Alphabet Inc., C	United States	1,463	1,587,341
b	Cafe24 Corp.	South Korea	2,974	475,641
b	Cloudera Inc.	United States	37,021	600,481
b,g	Delivery Hero AG, 144A	Germany	11,423	525,079
a,b	eBay Inc.	United States	52,688	1,987,391
a,b	Facebook Inc., A	United States	37,488	7,189,449
b	Five9 Inc.	United States	6,700	233,763
a,b	GoDaddy Inc., A	United States	22,726	1,626,954
b	Just Eat PLC	United Kingdom	79,365	889,395
b	New Relic Inc.	United States	1,009	102,504
b	Spotify Technology SA	United States	4,799	756,850
	Tencent Holdings Ltd.	China	76,354	3,886,235
a,b	VeriSign Inc.	United States	11,737	1,530,974
b	Yandex NV, A	Russia	17,310	580,231

				33,279,702

	IT Services 4.1%
	Accenture PLC, A	United States	5,148	801,750
	Alliance Data Systems Corp.	United States	12,604	2,657,175
a	Automatic Data Processing Inc.	United States	5,474	711,729
b	Blackhawk Network Holdings Inc., A	United States	42,972	1,933,740
a	Cognizant Technology Solutions Corp., A	United States	6,073	457,601
a,b	Conduent Inc.	United States	95,890	1,845,883
a,b	EPAM Systems Inc.	United States	12,096	1,489,985
b,c	Evo Payments Inc., A	United States	1,900	40,812

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	IT Services (continued)
b	ExlService Holdings Inc.	United States	29,214	$1,656,142
b	FleetCor Technologies Inc.	United States	16,225	3,234,454
	Genpact Ltd.	United States	82,933	2,490,478
	Global Payments Inc.	United States	31,804	3,535,333
a	MasterCard Inc., A	United States	40,038	7,612,024
a,b	PayPal Holdings Inc.	United States	94,347	7,743,058
	Total System Services Inc.	United States	25,479	2,170,556
	Visa Inc., A	United States	20,367	2,662,374
b	WEX Inc.	United States	21,109	3,711,173

				44,754,267

	Leisure Products 0.6%
a	Brunswick Corp.	United States	50,360	3,202,896
	Hasbro Inc.	United States	37,337	3,238,985

				6,441,881

	Life Sciences Tools & Services 0.8%
	Gerresheimer AG	Germany	53,121	4,139,017
a,b	Illumina Inc.	United States	9,389	2,557,939
b	Iqvia Holdings Inc.	United States	4,453	440,535
a,b	Mettler-Toledo International Inc.	United States	3,127	1,722,164
b,c	Quanterix Corp.	United States	6,901	126,978

				8,986,633

	Machinery 0.9%
	Deere & Co.	United States	251	37,527
	Fanuc Corp.	Japan	4,631	990,609
	Fortive Corp.	United States	608	44,195
b	Gates Industrial Corp. PLC	United States	13,547	201,308
a,b	Navistar International Corp.	United States	54,731	2,049,129
	Stanley Black & Decker Inc.	United States	4,017	559,327
a	Trinity Industries Inc.	United States	72,186	2,489,695
a	Xylem Inc.	United States	43,675	3,074,720

				9,446,510

	Marine 0.1%
	Irish Continental Group PLC	Ireland	214,083	1,363,984

	Media 2.7%
	CBS Corp., B	United States	17,010	856,794
	Comcast Corp., A	United States	31,254	974,500
b	Discovery Inc., C	United States	81,458	1,610,425
b	DISH Network Corp., A	United States	2,500	73,875
	Entertainment One Ltd.	Canada	64,424	257,096
	Grupo Televisa SAB, ADR	Mexico	102,169	1,712,352
	ITV PLC	United Kingdom	293,248	633,860
b	Liberty Global PLC, C	United Kingdom	50,120	1,387,322
b	Postmedia Network Canada Corp.	Canada	666,338	513,912
	Stroeer SE & Co. KGaA	Germany	39,211	2,518,873
a	Time Warner Inc.	United States	75,903	7,147,026
a	Tribune Media Co., A	United States	47,501	1,704,336
a	Twenty-First Century Fox Inc., A	United States	47,023	1,812,737
a	Twenty-First Century Fox Inc., B	United States	80,794	3,083,907

22	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Media (continued)
	Vivendi SA	France	73,012	$1,836,823
	The Walt Disney Co.	United States	35,496	3,530,787

				29,654,625

	Metals & Mining 0.9%
	First Quantum Minerals Ltd.	Zambia	205,559	3,226,227
	Freeport-McMoRan Inc.	United States	36,022	608,772
	Teck Resources Ltd., B	Canada	223,059	6,060,513
	Vale SA, B, ADR	Brazil	38,001	516,813

				10,412,325

	Multiline Retail 0.0%†
	Nordstrom Inc.	United States	6,122	300,162

	Oil, Gas & Consumable Fuels 1.3%
	Altagas Ltd.	Canada	13,690	267,549
	Anadarko Petroleum Corp.	United States	1,914	133,597
	Andeavor	United States	32,013	4,623,638
	Canadian Natural Resources Ltd.	Canada	4,103	141,947
	Chevron Corp.	United States	564	70,105
	Diamondback Energy Inc.	United States	247	29,828
	EnCana Corp.	Canada	13,215	167,830
	Exxon Mobil Corp.	United States	273	22,179
b	Halcon Resources Corp., wts., 9/09/20	United States	2,159	1,447
a	Hess Corp.	United States	45,851	2,770,317
a,b	Laredo Petroleum Inc.	United States	31,075	288,376
	Marathon Oil Corp.	United States	10,322	221,200
	Marathon Petroleum Corp.	United States	230	18,177
a,b	Newfield Exploration Co.	United States	30,745	898,984
b	PDC Energy Inc.	United States	3,922	237,242
b	Premier Oil PLC	United Kingdom	73,513	117,171
b	Rsp Permian Inc.	United States	99,255	4,341,414
	Valero Energy Corp.	United States	292	35,390
b	Whiting Petroleum Corp.	United States	7,979	418,259
	The Williams Cos. Inc.	United States	903	24,255

				14,828,905

	Paper & Forest Products 0.5%
b	Canfor Corp.	Canada	98,007	2,454,333
a	Kapstone Paper And Packaging Corp.	United States	37,673	1,295,951
	West Fraser Timber Co. Ltd.	Canada	18,846	1,369,627

				5,119,911

	Personal Products 0.0%†
	The Estee Lauder Cos. Inc., A	United States	381	56,937

	Pharmaceuticals 1.1%
b	Aerie Pharmaceuticals Inc.	United States	24,218	1,242,384
b	Akorn Inc.	United States	19,994	279,316
f	Allergan PLC	United States	14,011	2,112,859
b	Assembly Biosciences Inc.	United States	43,761	1,850,653
	AstraZeneca PLC, ADR	United Kingdom	37,842	1,401,289
	Bristol-Myers Squibb Co.	United States	27,702	1,457,679
b,g	Cassiopea SpA, 144A	Italy	4,542	163,597

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Pharmaceuticals (continued)
	Eli Lilly & Co.	United States	9,554	$812,472
b	GW Pharmaceuticals PLC, ADR	United Kingdom	6,988	1,124,998
	Hikma Pharmaceuticals PLC	Jordan	10,168	182,747
	Johnson & Johnson	United States	709	84,811
b,c	Marinus Pharmaceuticals Inc.	United States	24,320	152,000
b	Mylan NV	United States	8,711	335,025
b,c	Ocular Therapeutix Inc.	United States	41,503	280,975
b,c	Restorbio Inc.	United States	12,770	125,018
a,b	Revance Therapeutics Inc.	United States	13,041	363,844
	Zoetis Inc.	United States	707	59,176

				12,028,843

	Professional Services 1.2%
b	CoStar Group Inc.	United States	2,932	1,117,737
	Equifax Inc.	United States	19,471	2,218,915
	Experian PLC	United Kingdom	59,580	1,458,512
a,b	Huron Consulting Group Inc.	United States	23,647	957,704
g	Intertrust NV, 144A	Netherlands	152,142	2,863,556
	TransUnion	United States	25,028	1,716,921
a,b	TriNet Group Inc.	United States	44,222	2,372,068
a,b	WageWorks Inc.	United States	3,017	143,157

				12,848,570

	Road & Rail 0.9%
	CSX Corp.	United States	77,871	5,034,360
	Norfolk Southern Corp.	United States	1,835	278,278
a	Old Dominion Freight Line Inc.	United States	12,388	1,932,033
a	Union Pacific Corp.	United States	19,047	2,719,149

				9,963,820

	Semiconductors & Semiconductor Equipment 2.9%
a,b	Advanced Micro Devices Inc.	United States	56,163	771,118
b	AMS AG	Austria	12,462	1,076,264
b	Axcelis Technologies Inc.	United States	14,532	308,805
	Broadcom Inc.	United States	8,356	2,106,297
b	Cavium Inc.	United States	10,098	844,294
	Cypress Semiconductor Corp.	United States	4,771	78,531
b	First Solar Inc.	United States	4,835	326,894
b	FormFactor Inc.	United States	114,773	1,555,174
b	Inphi Corp.	United States	2,943	99,415
a,b	Integrated Device Technology Inc.	United States	28,771	956,348
	KLA-Tencor Corp.	United States	17,181	1,945,405
	Marvell Technology Group Ltd.	Bermuda	112,322	2,419,416
b	Maxlinear Inc., A	United States	12,590	231,026
a	Microchip Technology Inc.	United States	21,427	2,086,561
a,b	Micron Technology Inc.	United States	40,252	2,318,113
	NVIDIA Corp.	United States	1,934	487,735
a,b	NXP Semiconductors NV	Netherlands	103,191	11,763,774
	QUALCOMM Inc.	United States	7,360	427,763
b	Silicon Laboratories Inc.	United States	3,723	393,149
b	Sino-American Silicon Products Inc.	Taiwan	113,000	531,782
b,e,g	SunEdison Inc., Contingent Distribution, 144A	United States	35,000	771

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Semiconductors & Semiconductor Equipment (continued)
	Teradyne Inc.	United States	21,055	$798,195
b	Tower Semiconductor Ltd.	Israel	11,985	310,651

				31,837,481

	Software 2.7%
a,b	Adobe Systems Inc.	United States	4,466	1,113,285
b	Atlassian Corp. PLC	Australia	17,815	1,136,419
	Blackbaud Inc.	United States	7,782	758,512
a,b	Dell Technologies Inc., V	United States	32,424	2,615,320
b	Gemalto NV	Netherlands	88,338	5,178,007
a,b	Guidewire Software Inc.	United States	15,318	1,422,123
b	HubSpot Inc.	United States	10,691	1,295,749
a	Intuit Inc.	United States	9,552	1,925,683
a	Microsoft Corp.	United States	90,620	8,956,880
b	Nexon Co. Ltd.	Japan	17,060	282,439
	Nintendo Co. Ltd.	Japan	2,020	835,593
	Oracle Corp.	United States	3,622	169,220
a,b	Salesforce.com Inc.	United States	12,890	1,667,064
a,b	ServiceNow Inc.	United States	6,597	1,171,693
b	Workday Inc., A	United States	7,117	932,042

				29,460,029

	Specialty Retail 1.4%
b	At Home Group Inc.	United States	7,801	269,993
a,b	Carmax Inc.	United States	24,320	1,676,134
a	The Home Depot Inc.	United States	42,063	7,846,853
b	Hudson Ltd., A	United Kingdom	37,597	658,699
	Inditex SA	Spain	6,302	198,991
a,b	MarineMax Inc.	United States	64,401	1,510,204
b	Sports Direct International PLC	United Kingdom	155,760	842,108
	Tiffany & Co.	United States	4,912	642,391
b	Ulta Beauty Inc.	United States	5,692	1,405,412

				15,050,785

	Technology Hardware, Storage & Peripherals 0.5%
a,f	Apple Inc.	United States	14,225	2,658,226
b	Cray Inc.	United States	13,263	330,249
b	Electronics for Imaging Inc.	United States	1,289	43,091
	Netapp Inc.	United States	11,421	780,283
	Samsung Electronics Co. Ltd.	South Korea	28,980	1,363,037

				5,174,886

	Textiles, Apparel & Luxury Goods 0.7%
b	Lululemon Athletica Inc.	United States	1,985	208,524
a,b	Michael Kors Holdings Ltd.	United States	39,896	2,289,632
	Moncler SpA	Italy	14,508	666,038
a	Nike Inc., B	United States	27,121	1,947,288
	The Swatch Group AG	Switzerland	992	481,305
a	Tapestry Inc.	United States	37,132	1,623,411

				7,216,198

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants		Value
	Common Stocks and Other Equity Interests (continued)
	Tobacco 0.0%†
	Altria Group Inc.	United States	1,795		$100,053

	Trading Companies & Distributors 0.4%
	Brenntag AG	Germany	78,812		4,545,925

	Transportation Infrastructure 0.0%†
	BBA Aviation PLC	United Kingdom	31,300		137,225

	Wireless Telecommunication Services 0.1%
a,b	T-Mobile U.S. Inc.	United States	20,019		1,115,058

	Total Common Stocks and Other Equity Interests (Cost $438,498,415)				525,327,885

	Exchange Traded Funds 0.0%†
	Financial Select Sector SPDR Fund	United States	10,235		278,187
	PowerShares QQQ Trust Series 1	United States	2,440		414,971

	Total Exchange Traded Funds (Cost $621,981)				693,158

	Convertible Preferred Stocks (Cost $86,130) 0.0%†
	Oil, Gas & Consumable Fuels 0.0%†
	Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	139		85,114

	Preferred Stocks 0.3%
	Consumer Finance 0.3%
b,d	iPayment Inc., pfd.	United States	28,073		2,807,300

	Diversified Financial Services 0.0%†
b,d	Aergen Structured Investments Cayman Blocker LLC, pfd.	Ireland	4,480		4

	Energy Equipment & Services 0.0%†
	Nabors Industries Ltd., 6.00%, pfd.	Bermuda	10,019		514,977

	Food Products 0.0%†
	Bunge Ltd., 4.875%, pfd.	United States	2,819		299,491

	Total Preferred Stocks (Cost $3,590,169)				3,621,772

			Principal Amount*
	Convertible Bonds 7.9%
	Air Freight & Logistics 0.1%
	Atlas Air Worldwide Holdings Inc., senior note, 1.875%, 6/01/24	United States	530,000		683,854

	Airlines 0.0%†
h	Ana Holdings Inc., senior note, Reg S, zero cpn., 9/16/22	Japan	30,000,000	JPY	286,115

	Automobiles 0.1%
	Tesla Inc., senior note, 2.375%, 3/15/22	United States	1,179,000		1,267,276

	Banks 0.1%
g	Hope Bancorp Inc., senior bond, 144A, 2.00%, 5/15/38	United States	520,000		519,692
	JPMorgan Chase Financial Co. LLC, senior note, 0.25%, 5/01/23	United States	134,000		133,315

					653,007

	Biotechnology 0.5%
c	Alder Biopharmaceuticals Inc., senior note, 2.50%, 2/01/25	United States	390,000		430,602
g	Amicus Therapeutics Inc., senior note, 144A, 3.00%, 12/15/23	United States	963,000		2,764,017

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Biotechnology (continued)
	BioMarin Pharmaceutical Inc., senior sub. note,
	1.50%, 10/15/20	United States	80,000		$93,021
	0.599%, 8/01/24	United States	580,000		576,264
	Flexion Therapeutics Inc., senior note, 3.375%, 5/01/24	United States	50,000		63,566
	Intercept Pharmaceuticals Inc., senior note, 3.25%, 7/01/23	United States	145,000		120,165
	Ionis Pharmaceuticals Inc., senior note, 1.00%, 11/15/21	United States	160,000		163,956
a	PDL BioPharma Inc., senior note, 2.75%, 12/01/21	United States	525,000		507,281
	Radius Health Inc., senior note, 3.00%, 9/01/24	United States	707,000		648,694

					5,367,566

	Capital Markets 0.1%
a,g	Cowen Inc., senior note, 144A, 3.00%, 12/15/22	United States	531,000		574,916
	GSV Capital Corp., senior note, 4.75%, 3/28/23	United States	80,000		76,110
	Hercules Capital Inc., senior note, 4.375%, 2/01/22	United States	10,000		10,051

					661,077

	Chemicals 0.1%
h	Mitsubishi Chemical Holdings Corp., senior note, Reg S, zero cpn.,
	3/30/22	Japan	30,000,000	JPY	290,596
	3/29/24	Japan	30,000,000	JPY	295,078

					585,674

	Commercial Services & Supplies 0.1%
a	RWT Holdings Inc., senior note, 5.625%, 11/15/19	United States	615,000		626,778
g	Team Inc., senior note, 144A, 5.00%, 8/01/23	United States	582,000		709,152

					1,335,930

	Communications Equipment 0.2%
	Calamp Corp., senior note, 1.625%, 5/15/20	United States	547,000		565,821
	Finisar Corp., senior bond, 0.50%, 12/15/36	United States	941,000		853,541
	Palo Alto Networks Inc., senior note, zero cpn., 7/01/19	United States	672,000		1,270,804

					2,690,166

	Construction & Engineering 0.1%
h	Mirait Holdings Corp., senior note, Reg S, zero cpn., 12/30/21	Japan	25,000,000	JPY	294,158
	Tutor Perini Corp., senior note, 2.875%, 6/15/21	United States	605,000		617,457

					911,615

	Construction Materials 0.1%
	Cemex SAB de CV, sub. note, 3.72%, 3/15/20	Mexico	1,016,000		1,012,358

	Consumer Finance 0.4%
	Encore Capital Group Inc., senior note,
	2.875%, 3/15/21	United States	405,000		385,491
	[a]3.25%, 3/15/22	United States	1,090,000		1,154,139
	Ezcorp Inc., senior note,
	2.125%, 6/15/19	United States	1,165,000		1,185,213
	[g]144A, 2.375%, 5/01/25	United States	466,000		466,724
	PRA Group Inc., senior note,
	[a]3.00%, 8/01/20	United States	625,000		609,782
	3.50%, 6/01/23	United States	654,000		702,947

					4,504,296

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Diversified Financial Services 0.1%
g	Element Fleet Management Corp., sub. note, 144A, 5.125%, 6/30/19	Canada	924,000	CAD	$703,369

	Electric Utilities 0.1%
h	Kyushu Electric Power Co. Inc., Reg S, zero cpn.,
	secured note, 3/31/20	Japan	40,000,000	JPY	381,486
	senior secured note, 3/31/22	Japan	40,000,000	JPY	385,623

					767,109

	Electrical Equipment 0.1%
h	Johnson Electric Holdings Ltd., senior note, Reg S, 1.00%, 4/02/21	Hong Kong	750,000		808,125

	Electronic Equipment, Instruments & Components 0.3%
g	II-VI Inc., senior note, 144A, 0.25%, 9/01/22	United States	322,000		368,108
a	Knowles Corp., senior note, 3.25%, 11/01/21	United States	530,000		582,843
	OSI Systems Inc., senior note, 1.25%, 9/01/22	United States	148,000		137,122
	Vishay Intertechnology Inc., senior bond,
	2.25%, 11/15/40	United States	129,000		214,160
	[a]2.25%, 5/15/41	United States	1,412,000		1,765,101

					3,067,334

	Energy Equipment & Services 0.1%
h	Fugro NV, sub. note, Reg S, 4.00%, 10/26/21	Netherlands	500,000	EUR	592,413
	Nabors Industries Inc., senior note, 0.75%, 1/15/24	United States	135,000		107,017
	SEACOR Holdings Inc., senior bond, 3.00%, 11/15/28	United States	585,000		568,069

					1,267,499

	Equity Real Estate Investment Trusts (REITs) 0.6%
g	American Residential Properties OP LP, senior note, 144A, 3.25%, 11/15/18	United States	1,009,000		1,148,154
a	Colony NorthStar Inc., senior note, 3.875%, 1/15/21	United States	641,000		613,773
g	Empire State Realty OP LP, senior note, 144A, 2.625%, 8/15/19	United States	747,000		762,739
	Forest City Enterprises Inc., senior note, 3.625%, 8/15/20	United States	397,000		417,124
	Forest City Realty Trust Inc., senior note, 4.25%, 8/15/18	United States	808,000		836,959
	IH Merger Sub LLC, senior note, 3.50%, 1/15/22	United States	521,000		571,093
g	iStar Inc., senior note, 144A, 3.125%, 9/15/22	United States	250,000		244,283
	National Health Investors Inc., senior note, 3.25%, 4/01/21	United States	371,000		419,375
a	Starwood Waypoint Homes, senior note, 3.00%, 7/01/19	United States	1,337,000		1,627,810

					6,641,310

	Health Care Equipment & Supplies 0.2%
g	Insulet Corp., senior note, 144A, 1.375%, 11/15/24	United States	15,000		17,694
	Invacare Corp., senior note, 5.00%, 2/15/21	United States	970,000		1,175,899
h	Nipro Corp., senior note, Reg S, zero cpn., 1/29/21	Japan	40,000,000	JPY	398,952
	NuVasive Inc., senior note, 2.25%, 3/15/21	United States	159,000		173,255

					1,765,800

	Health Care Technology 0.3%
a	Allscripts Healthcare Solutions Inc., senior note, 1.25%, 7/01/20	United States	577,000		587,922
	Evolent Health Inc., senior note, 2.00%, 12/01/21	United States	50,000		56,906
g	Teladoc Inc., senior note, 144A,
	3.00%, 12/15/22	United States	290,000		395,653
	1.375%, 5/15/25	United States	943,000		1,075,976
g	Vocera Communications Inc., senior note, 144A, 1.50%, 5/15/23	United States	979,000		1,033,297

					3,149,754

28	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Convertible Bonds (continued)
	Hotels, Restaurants & Leisure 0.0%†
g	China Lodging Group Ltd., senior note, 144A, 0.375%, 11/01/22	China	351,000	$413,513

	Independent Power & Renewable Electricity Producers 0.0%†
g	NRG Energy Inc., senior bond, 144A, 2.75%, 6/01/48	United States	291,000	298,524

	Insurance 0.2%
g	AXA SA, senior note, 144A, 7.25%, 5/15/21	France	1,983,000	2,147,589

	Internet & Direct Marketing Retail 0.1%
	Ctrip.com International Ltd., senior note, 1.25%, 9/15/22	China	379,000	387,153
g	Liberty Expedia Holdings Inc., senior bond, 144A, 1.00%, 6/30/47	United States	260,000	255,234
	Vipshop Holdings Ltd., senior note, 1.50%, 3/15/19	China	75,000	73,987

				716,374

	Internet Software & Services 0.5%
g	Akamai Technologies Inc., senior note, 144A, 0.125%, 5/01/25	United States	261,000	265,892
	Carbonite Inc., senior note, 2.50%, 4/01/22	United States	389,000	629,607
g	Coupa Software Inc., senior note, 144A, 0.375%, 1/15/23	United States	78,000	103,601
	Envestnet Inc., senior note,
	1.75%, 12/15/19	United States	208,000	219,699
	[g]144A, 1.75%, 6/01/23	United States	759,000	769,510
g	Five9 Inc., senior note, 144A, 0.125%, 5/01/23	United States	260,000	274,896
	j2 Global Inc., senior bond, 3.25%, 6/15/29	United States	260,000	348,002
g	New Relic Inc., senior note, 144A, 0.50%, 5/01/23	United States	260,000	287,375
g	Nutanix Inc., senior note, 144A, zero cpn., 1/15/23	United States	412,000	528,672
g	Twilio Inc., senior note, 144A, 0.25%, 6/01/23	United States	208,000	213,568
	Twitter Inc., senior note, 1.00%, 9/15/21	United States	780,000	736,621
g	Weibo Corp., senior note, 144A, 1.25%, 11/15/22	China	518,000	556,884
	Yandex NV, senior note, 1.125%, 12/15/18	Russia	246,000	241,625
	Zillow Group Inc., senior note, 2.00%, 12/01/21	United States	129,000	164,068

				5,340,020

	IT Services 0.1%
	CSG Systems International Inc., senior bond, 4.25%, 3/15/36	United States	410,000	433,684
g	GDS Holdings Ltd., senior note, 144A, 2.00%, 6/01/25	China	812,000	812,000
g	Square Inc., senior note, 144A, 0.50%, 5/15/23	United States	260,000	274,035

				1,519,719

	Machinery 0.2%
g	Chart Industries Inc., senior sub. note, 144A, 1.00%, 11/15/24	United States	379,000	475,507
	The Greenbrier Cos. Inc., senior note, 2.875%, 2/01/24	United States	105,000	119,088
a	Navistar International Corp., senior sub. note,
	[c] 4.50%, 10/15/18	United States	742,000	750,375
	4.75%, 4/15/19	United States	647,000	669,635

				2,014,605

	Media 0.3%
	DISH Network Corp.,
	senior bond, 3.375%, 8/15/26	United States	325,000	289,029
	senior note, 2.375%, 3/15/24	United States	1,067,000	897,192
g	Gannett Co. Inc., senior note, 144A, 4.75%, 4/15/24	United States	217,000	234,855
	Liberty Interactive LLC,
	senior bond, 4.00%, 11/15/29	United States	1,122,000	778,388
	senior note, 3.75%, 2/15/30	United States	811,000	557,563

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Convertible Bonds (continued)
	Media (continued)
	Liberty Interactive LLC, senior bond, (continued)
	[g] 144A, 1.75%, 9/30/46	United States	80,000	$83,065
	Liberty Media Corp., senior bond, 2.25%, 9/30/46	United States	50,000	52,316

				2,892,408

	Metals & Mining 0.2%
	AK Steel Corp., senior note, 5.00%, 11/15/19	United States	355,000	415,065
	Cleveland-Cliffs Inc., senior note, 1.50%, 1/15/25	United States	658,000	803,464
g	Endeavour Mining Corp., senior note, 144A, 3.00%, 2/15/23	Ivory Coast	250,000	253,125
g	First Majestic Silver Corp., senior note, 144A, 1.875%, 3/01/23	Canada	521,000	528,971
	SSR Mining Inc., senior bond, 2.875%, 2/01/33	Canada	371,000	369,377

				2,370,002

	Mortgage Real Estate Investment Trusts (REITs) 0.6%
a	Apollo Commercial Real Estate Finance Inc., senior note,
	5.50%, 3/15/19	United States	1,263,000	1,355,155
	4.75%, 8/23/22	United States	1,482,000	1,489,047
	Blackstone Mortgage Trust Inc., senior note, 4.75%, 3/15/23	United States	1,172,000	1,147,673
g	KKR Real Estate Finance Trust Inc., senior note, 144A, 6.125%, 5/15/23	United States	830,000	835,279
	Redwood Trust Inc., senior note, 4.75%, 8/15/23	United States	212,000	207,445
	Two Harbors Investment Corp., senior note, 6.25%, 1/15/22	United States	1,612,000	1,666,002

				6,700,601

	Oil, Gas & Consumable Fuels 0.5%
	Chesapeake Energy Corp., senior note, 5.50%, 9/15/26	United States	95,000	92,156
	Golar LNG Ltd., senior note, 2.75%, 2/15/22	Bermuda	390,000	396,967
	Green Plains Inc., senior note,
	3.25%, 10/01/18	United States	1,506,000	1,692,042
	4.125%, 9/01/22	United States	306,000	323,358
	Oasis Petroleum Inc., senior note, 2.625%, 9/15/23	United States	104,000	134,592
	Ship Finance International Ltd., senior note, 4.875%, 5/01/23	Norway	1,881,000	1,884,557
c	SM Energy Co., senior note, 1.50%, 7/01/21	United States	160,000	167,262
g	Teekay Corp., senior note, 144A, 5.00%, 1/15/23	Canada	347,000	335,160
	Whiting Petroleum Corp., senior note, 1.25%, 4/01/20	United States	45,000	42,764

				5,068,858

	Personal Products 0.1%
	Herbalife Nutrition Ltd., senior note,
	[a] 2.00%, 8/15/19	United States	250,000	310,022
	[g] 144A, 2.625%, 3/15/24	United States	1,158,000	1,199,550

				1,509,572

	Pharmaceuticals 0.4%
g	Corium International Inc., senior note, 144A, 5.00%, 3/15/25	United States	290,000	240,700
	Dermira Inc., senior note, 3.00%, 5/15/22	United States	841,000	668,424
a	Innoviva Inc., sub. note, 2.125%, 1/15/23	United States	1,770,000	1,782,894
g	Jazz Investments I Ltd., senior note, 144A, 1.50%, 8/15/24	United States	536,000	549,830
	The Medicines Co., senior note,
	2.50%, 1/15/22	United States	444,000	518,594
	[a] 2.75%, 7/15/23	United States	93,000	90,574
	Pacira Pharmaceuticals Inc., senior note, 2.375%, 4/01/22	United States	795,000	754,507
g	Supernus Pharmaceuticals Inc., senior note, 144A, 0.625%, 4/01/23	United States	35,000	41,244
	Theravance Biopharma Inc., senior note, 3.25%, 11/01/23	Cayman Islands	318,000	322,221

				4,968,988

30	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Convertible Bonds (continued)
	Semiconductors & Semiconductor Equipment 0.6%
	Integrated Device Technology Inc., senior note, 0.875%, 11/15/22	United States	895,000	$1,052,167
	Intel Corp., junior sub. bond, 3.25%, 8/01/39	United States	165,000	438,508
a	Microchip Technology Inc., senior sub. bond, 1.625%, 2/15/27	United States	647,000	825,751
a	ON Semiconductor Corp., senior note, 1.00%, 12/01/20	United States	1,476,000	2,171,689
	Silicon Laboratories Inc., senior note, 1.375%, 3/01/22	United States	267,000	343,596
	Teradyne Inc., senior note, 1.25%, 12/15/23	United States	891,000	1,196,552
	Veeco Instruments Inc., senior note, 2.70%, 1/15/23	United States	1,117,000	1,004,317

				7,032,580

	Software 0.4%
g	Atlassian Inc., senior note, 144A, 0.625%, 5/01/23	United States	556,000	584,670
	Citrix Systems Inc., senior note, 0.50%, 4/15/19	United States	417,000	611,181
	FireEye Inc.,
	senior bond, 1.625%, 6/01/35	United States	481,000	444,020
	[g] senior note, 144A, 0.875%, 6/01/24	United States	415,000	410,840
	Guidewire Software Inc., senior note, 1.25%, 3/15/25	United States	325,000	340,111
	HubSpot Inc., senior note, 0.25%, 6/01/22	United States	260,000	364,466
	RealPage Inc., senior note, 1.50%, 11/15/22	United States	208,000	312,416
	Rovi Corp., senior note, 0.50%, 3/01/20	United States	55,000	52,782
g	ServiceNow Inc., senior note, 144A, zero cpn., 6/01/22	United States	261,000	368,168
	Verint Systems Inc., senior note, 1.50%, 6/01/21	United States	70,000	67,753
g	Zendesk Inc., senior note, 144A, 0.25%, 3/15/23	United States	817,000	895,911

				4,452,318

	Specialty Retail 0.0%†
g	Restoration Hardware Holdings Inc., senior note, 144A, zero cpn., 6/15/19	United States	379,000	395,952

	Technology Hardware, Storage & Peripherals 0.0%†
	Electronics for Imaging Inc., senior note, 0.75%, 9/01/19	United States	26,000	25,728
g	Pure Storage Inc., senior note, 144A, 0.125%, 4/15/23	United States	181,000	191,039

				216,767

	Thrifts & Mortgage Finance 0.0%†
	LendingTree Inc., senior note, 0.625%, 6/01/22	United States	129,000	179,335

	Trading Companies & Distributors 0.0%†
	Kaman Corp., senior note, 3.25%, 5/01/24	United States	462,000	574,674

	Transportation Infrastructure 0.0%†
	Macquarie Infrastructure Corp., senior note, 2.00%, 10/01/23	United States	40,000	35,693

	Total Convertible Bonds (Cost $82,927,619)			86,977,326

	Corporate Bonds and Notes 14.2%
	Aerospace & Defense 0.1%
	Embraer Netherlands Finance BV, senior bond,
	5.05%, 6/15/25	Brazil	95,000	95,357
	5.40%, 2/01/27	Brazil	130,000	133,231
g	Embraer Overseas Ltd., senior bond, 144A, 5.696%, 9/16/23	Brazil	90,000	93,713
g	Leonardo US Holdings Inc., senior bond, 144A, 6.25%, 1/15/40	Italy	236,000	258,420
g	Transdigm UK Holdings PLC, senior note, 144A, 6.875%, 5/15/26	United States	215,000	220,375

				801,096

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Automobiles 0.3%
g,i	BMW US Capital LLC, senior note, 144A, FRN, 2.749%, (3-Month USD LIBOR + 0.41%), 4/12/21	Germany	465,000		$466,748
i	General Motors Financial Co. Inc., senior note, FRN, 3.188%, (3-Month USD LIBOR + 0.85%), 4/09/21	United States	275,000		276,696
g,i	Nissan Motor Acceptance Corp., senior note, 144A, FRN, 2.72%, (3-Month USD LIBOR + 0.52%), 3/15/21	United States	470,000		471,269
i	Toyota Motor Credit Corp., senior note, FRN,
	2.743%, (3-Month USD LIBOR + 0.39%), 1/17/19	United States	40,000		40,092
	2.438%, (3-Month USD LIBOR + 0.10%), 1/10/20	United States	980,000		979,914
	2.622%, (3-Month USD LIBOR + 0.28%), 4/13/21	United States	955,000		957,041

					3,191,760

	Banks 0.4%
g	Banco Macro SA, senior note, 144A, 17.50%, 5/08/22	Argentina	1,740,000	ARS	65,178
i	Bank of America Corp., senior note, FRN, 3.388%, (3-Month USD LIBOR + 1.04%), 1/15/19	United States	20,000		20,131
	Citibank NA, senior note, 3.05%, 5/01/20	United States	435,000		435,382
	JP Morgan Structured Products BV, senior note, zero cpn., 7/19/18	Egypt	45,028,000	EGP	2,457,241
i	JPMorgan Chase & Co., senior note, FRN, 2.98%, (3-Month USD LIBOR + 0.68%), 6/01/21	United States	480,000		482,846
i	JPMorgan Chase Bank NA, senior note, FRN, 2.07%, (3-Month USD LIBOR + 0.25%), 2/13/20	United States	440,000		440,297
	Qwest Capital Funding Inc., senior bond, 6.875%, 7/15/28	United States	260,000		239,200

					4,140,275

	Biotechnology 0.0%†
i	Gilead Sciences Inc., senior note, FRN, 2.422%, (3-Month USD LIBOR + 0.22%), 3/20/19	United States	430,000		430,522

	Chemicals 0.1%
c	Hexion Inc. / Hexion Nova Scotia Finance ULC, secured note, 9.00%, 11/15/20	United States	1,503,000		1,262,520
g	Mexichem SAB de CV, senior bond, 144A, 4.00%, 10/04/27	Mexico	220,000		199,430

					1,461,950

	Commercial Services & Supplies 1.8%
g	Harland Clarke Holdings Corp., 144A,
	[a]senior note, 9.25%, 3/01/21	United States	12,544,000		12,575,360
	senior secured note, 8.375%, 8/15/22	United States	994,000		1,001,455
	R.R. Donnelley & Sons Co.,
	senior bond, 6.50%, 11/15/23	United States	2,194,000		2,166,575
	[a]senior bond, 6.00%, 4/01/24	United States	2,265,000		2,165,906
	[a]senior note, 7.875%, 3/15/21	United States	20,000		20,700
	senior note, 7.00%, 2/15/22	United States	1,375,000		1,419,688

					19,349,684

	Construction & Engineering 0.2%
a	Engility Corp., senior note, 8.875%, 9/01/24	United States	2,063,000		2,168,729
	Great Lakes Dredge & Dock Corp., senior note, 8.00%, 5/15/22	United States	160,000		163,200

					2,331,929

	Consumer Finance 0.4%
g	Everi Payments Inc., senior note, 144A, 7.50%, 12/15/25	United States	4,469,000		4,541,621

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Diversified Financial Services 1.7%
g,i	Banco Supervielle SA, senior note, 144A, FRN, 27.271%, (ARS Badlar + 4.50%), 8/09/20	Argentina	3,800,000	ARS	$146,537
	Citigroup Global Markets Holdings Inc., zero cpn.,
	7/19/18	Egypt	5,415,900	EGP	295,025
	[h]Reg S, 8/02/18	Egypt	9,243,759	EGP	499,943
	[h]Reg S, 9/13/18	Egypt	55,754,688	EGP	2,976,728
g	Financiera de Desarrollo Territorial SA Findeter, senior bond, 144A, 7.875%, 8/12/24	Colombia	795,000,000	COP	285,780
a	Hexion Inc., senior secured note, first lien, 6.625%, 4/15/20	United States	2,315,000		2,190,569
c	Monitronics International Inc., senior note, 9.125%, 4/01/20	United States	615,000		435,112
g	Neiman Marcus Group Ltd. LLC, senior note, 144A,
	[a]8.00%, 10/15/21	United States	1,722,000		1,239,840
	[j]PIK, 8.75%, 10/15/21	United States	542,000		387,530
g	One Call Corp., 144A,
	secured note, second lien, 10.00%, 10/01/24	United States	3,573,000		3,162,105
	senior secured note, first lien, 7.50%, 7/01/24	United States	6,616,000		6,516,760

					18,135,929

	Diversified Telecommunication Services 0.1%
g	Telecom Italia Spa, senior bond, 144A, 5.303%, 5/30/24	Italy	1,216,000		1,214,480

	Electric Utilities 0.2%
h	1MDB Energy Ltd., senior note, Reg S, 5.99%, 5/11/22	Malaysia	1,300,000		1,343,505
g	Empresas Publicas de Medellin Esp, senior bond, 144A, 8.375%, 11/08/27	Colombia	665,000,000	COP	238,483
g	Enel SpA, sub. bond, 144A, 8.75% to 9/24/23, FRN thereafter, 9/24/73	Italy	545,000		617,894

					2,199,882

	Electronic Equipment, Instruments & Components 0.1%
i	IBM Credit LLC, senior note, FRN, 1.949%, (3-Month USD LIBOR + 0.16%), 2/05/21	United States	435,000		436,139

	Energy Equipment & Services 0.0%†
g	USA Compression Partners LP / USA Compression Finance Corp., senior note, 144A, 6.875%, 4/01/26	United States	383,000		395,926

	Food & Staples Retailing 0.1%
g,i	Alimentation Couche-Tard Inc., senior note, 144A, FRN, 2.589%, (3-Month USD LIBOR + 0.50%), 12/13/19	Canada	245,000		245,322
g	BRF GmbH, senior bond, 144A, 4.35%, 9/29/26	Brazil	530,000		445,200
g	Sigma Holdco BV, senior note, 144A, 7.875%, 5/15/26	Netherlands	397,000		382,113

					1,072,635

	Food Products 0.7%
i	Campbell Soup Co., senior note, FRN, 2.645%, (3-Month USD LIBOR + 0.50%), 3/16/20	United States	235,000		234,521
g	Dean Foods Co., senior note, 144A, 6.50%, 3/15/23	United States	4,209,000		4,135,342
	Deutsche Bank AG / London, zero cpn.,
	8/28/18	Germany	27,950,000	EGP	1,503,483
	8/30/18	Germany	17,050,000	EGP	915,375
g	Grupo Bimbo SAB de CV, senior bond, 144A, 4.70%, 11/10/47	Mexico	470,000		428,649
g	JBS USA LLC / Finance Inc., senior bond, 144A,
	7.25%, 6/01/21	United States	190,000		193,088
	5.75%, 6/15/25	United States	180,000		168,750

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Food Products (continued)
g	Marb Bondco PLC, senior note, 144A, 6.875%, 1/19/25	Brazil	265,000	$245,291

				7,824,499

	Gas Utilities 0.0%†
g	Infraestructura Energetica Nova SAB de CV, senior bond, 144A, 3.75%, 1/14/28	Mexico	200,000	183,750

	Health Care Providers & Services 0.2%
g	Centene Escrow I Corp., senior note, 144A, 5.375%, 6/01/26	United States	1,328,000	1,344,600
i	CVS Health Corp., senior note, FRN,
	2.687%, (3-Month USD LIBOR + 0.63%), 3/09/20	United States	470,000	472,241
	2.777%, (3-Month USD LIBOR + 0.72%), 3/09/21	United States	470,000	473,258
g,j	Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	295,000	305,694

				2,595,793

	Hotels, Restaurants & Leisure 1.3%
g	Constellation Merger Sub Inc., senior note, 144A, 8.50%, 9/15/25	United States	110,000	106,150
g	Golden Nugget Inc., senior note, 144A,
	6.75%, 10/15/24	United States	1,787,000	1,811,571
	8.75%, 10/01/25	United States	3,081,000	3,219,645
a,g	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., senior secured note, second lien, 144A, 10.25%, 11/15/22	United States	1,183,000	1,289,470
g	Mohegan Gaming & Entertainment, senior note, 144A, 7.875%, 10/15/24	United States	6,338,000	6,052,790
g	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., secured note, 144A, 6.125%, 8/15/21	United States	1,802,000	1,802,000

				14,281,626

	Machinery 0.2%
i	Caterpillar Financial Services Corp., senior note, FRN, 2.355%, (3-Month USD LIBOR + 0.23%), 3/15/21	United States	235,000	235,248
i	John Deere Capital Corp., senior note, FRN, 2.329%, (3-Month USD LIBOR + 0.24%), 3/12/21	United States	485,000	487,140
g	Navistar International Corp., senior note, 144A, 6.625%, 11/01/25	United States	1,095,000	1,136,062
a,g	Titan International Inc., senior secured note, 144A, 6.50%, 11/30/23	United States	483,000	486,623

				2,345,073

	Media 3.6%
g	American Media Inc., 144A,
	secured note, second lien, 5.50%, 9/01/21	United States	619,858	603,587
	sub. note, zero cpn., 3/01/22	United States	20,429,513	17,645,992
	Clear Channel Worldwide Holdings Inc., B, senior note, 7.625%, 3/15/20	United States	1,095,000	1,095,000
g	Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	3,644,000	3,798,870
	The McClatchy Co.,
	senior bond, 7.15%, 11/01/27	United States	632,000	761,560
	senior bond, 6.875%, 3/15/29	United States	4,095,000	5,292,787
	senior secured note, first lien, 9.00%, 12/15/22	United States	318,000	331,515
g	Meredith Corp., senior note, 144A, 6.875%, 2/01/26	United States	4,437,000	4,492,463
g,j	Postmedia Network Inc., secured note, second lien, 144A, PIK, 10.25%, 7/15/23	Canada	4,748,613	5,627,106
g	Telenet Finance Luxembourg Notes Sarl, senior secured bond, 144A, 5.50%, 3/01/28	Belgium	200,000	195,034

				39,843,914

34	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Metals & Mining 0.1%
c,g	Gerdau Trade Inc., senior bond, 144A, 4.875%, 10/24/27	Brazil	455,000	$433,547
	Vale Overseas Ltd., senior bond, 6.25%, 8/10/26	Brazil	155,000	167,787

				601,334

	Oil, Gas & Consumable Fuels 1.2%
c,g	Bellatrix Exploration Ltd., senior note, 144A, 8.50%, 5/15/20	Canada	625,000	493,750
g	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	185,000	164,188
	Calumet Specialty Products Partners LP / Calumet Finance Corp., senior note,
	6.50%, 4/15/21	United States	1,871,000	1,849,951
	7.75%, 4/15/23	United States	1,549,000	1,552,872
a	Cheniere Corpus Christi Holdings LLC, senior secured bond, 5.125%, 6/30/27	United States	1,853,000	1,848,367
c	Eclipse Resources Corp., senior note, 8.875%, 7/15/23	United States	420,000	396,900
g	Endeavor Energy Resources LP / EER Finance Inc., senior note, 144A, 5.50%, 1/30/26	United States	279,000	274,118
h,i	EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN, Reg S, 7.925%, (3-Month USD LIBOR + 5.63%), 9/24/19	Ecuador	254,842	252,854
g	Gran Tierra Energy International Holdings Ltd., senior note, 144A, 6.25%, 2/15/25	Canada	200,000	188,640
g	Jagged Peak Energy LLC, senior note, 144A, 5.875%, 5/01/26	United States	130,000	128,700
g	Jones Energy Holdings LLC / Jones Energy Finance Corp., senior secured note, 144A, 9.25%, 3/15/23	United States	240,000	235,200
g	Lonestar Resources America Inc., senior note, 144A, 11.25%, 1/01/23	United States	95,000	98,800
g	MEG Energy Corp., senior bond, 144A, 6.375%, 1/30/23	Canada	180,000	163,350
g	NGPL PipeCo LLC, senior bond, 144A, 7.768%, 12/15/37	United States	80,000	94,400
g	Par Petroleum LLC / Petroleum Finance Corp., first lien, 144A, 7.75%, 12/15/25	United States	430,000	439,675
	Petrobras Global Finance BV,
	[g]senior bond, 144A, 5.999%, 1/27/28	Brazil	350,000	324,713
	senior bond, 5.625%, 5/20/43	Brazil	380,000	318,725
	senior bond, 7.25%, 3/17/44	Brazil	165,000	155,513
	senior note, 6.125%, 1/17/22	Brazil	2,084,000	2,188,200
	senior note, 6.25%, 3/17/24	Brazil	822,000	833,508
	[g]senior note, 144A, 5.299%, 1/27/25	Brazil	223,000	209,620
g	SRC Energy Inc., senior note, 144A, 6.25%, 12/01/25	United States	230,000	235,175
g	Transportadora de Gas del Sur SA, senior note, 144A, 6.75%, 5/02/25	Argentina	155,000	149,381
g	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., senior note, 144A, 8.75%, 4/15/23	United States	220,000	204,050
g	YPF Sociedad Anonima, 144A,
	senior bond, 6.95%, 7/21/27	Argentina	220,000	204,600
	[i] senior note, FRN, 26.563%, (ARS Badlar + 4.00%), 7/07/20	Argentina	245,000	137,428

				13,142,678

	Paper & Forest Products 1.3%
	Fibria Overseas Finance Ltd., senior note, 4.00%, 1/14/25	Brazil	200,000	187,321
g	Mercer International Inc., senior note, 144A, 5.50%, 1/15/26	Canada	273,000	268,222
	Resolute Forest Products Inc., senior note, 5.875%, 5/15/23	United States	14,004,000	14,144,040

				14,599,583

	Pharmaceuticals 0.1%
g	Inretail Pharma SA, senior note, 144A, 5.375%, 5/02/23	Peru	195,000	197,681
	Teva Pharmaceutical Finance Co. BV, senior bond, 2.95%, 12/18/22	Israel	315,000	283,045

franklintempleton.com	Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Pharmaceuticals (continued)
	Teva Pharmaceutical Finance Netherlands III BV, senior note, 2.80%, 7/21/23	Israel	100,000	$85,665

				566,391

	Software 0.0%†
g	Veritas US Inc. / Veritas Bermuda Ltd., senior note, 144A, 10.50%, 2/01/24	United States	200,000	171,500

	Specialty Retail 0.0%†
i	Lowe’s Cos. Inc., senior note, FRN, 2.707%, (3-Month USD LIBOR + 0.60%), 9/14/18	United States	255,000	255,433

	Total Corporate Bonds and Notes (Cost $142,463,130)			156,115,402

	Corporate Bonds and Notes in Reorganization 0.9%
	Electric Utilities 0.3%
k	Bruce Mansfield Unit 1 2007 Pass-Through Trust, secured bond, 6.85%, 6/01/34	United States	6,414,856	3,175,353

	Independent Power & Renewable Electricity Producers 0.4%
k	GenOn Energy Inc.,
	senior bond, 7.875%, 6/15/17	United States	395,000	364,388
	[c] senior note, 9.50%, 10/15/18	United States	2,113,000	1,906,982
	[c] senior note, 9.875%, 10/15/20	United States	2,855,000	2,583,775

				4,855,145

	Media 0.2%
k	IHeartcommunications Inc., senior secured note, 11.25%, 3/01/21	United States	2,608,000	2,066,840

	Total Corporate Bonds and Notes in Reorganization (Cost $8,539,202)			10,097,338

i,l	Senior Floating Rate Interests 1.0%
	Aerospace & Defense 0.0%†
	TransDigm Group Inc., Term Loan G,
	4.48%, (3-Month USD LIBOR + 2.50%), 8/22/24	United States	5,571	5,569
	4.802%, (3-Month USD LIBOR + 2.50%), 8/22/24	United States	19,241	19,232

				24,801

	Auto Components 0.0%†
	USS Ultimate Holdings Inc., Term Loan B, 5.73%, (1-Month USD LIBOR + 3.75%), 8/25/24	United States	14,888	15,006

	Building Products 0.0%†
	NCI Building Systems Inc., Term Loan, 3.98%, (1-Month USD LIBOR + 2.00%), 2/07/25	United States	40,000	40,100
	Quickrete Holdings Inc., Term Loan, 4.73%, (1-Month USD LIBOR + 2.75%), 11/15/23	United States	274,219	274,772

				314,872

	Capital Markets 0.0%†
	BCP Raptor LLC, Term Loan B, 6.306%, (1-Month USD LIBOR + 4.25%), 6/24/24	United States	129,025	126,122
	Donnelley Financial Solutions Inc., Term Loan, 4.976%, (1-Month USD LIBOR + 3.00%), 9/29/23	United States	55,857	56,067

				182,189

36	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
i,l	Senior Floating Rate Interests (continued)
	Chemicals 0.1%
	Axalta Coating Systems Dutch Holding BV, Term Loan B, 4.052%, (3-Month USD LIBOR + 2.00%), 6/01/24	United States	148,692	$148,971
	Consolidated Energy Ltd., Initial Term Loan, 4.417%, (3-Month USD LIBOR + 2.50%), 5/07/25	United States	185,000	185,925
	Plaskolite Inc., Term Loan, first lien,
	5.802%, (3-Month USD LIBOR + 3.50%), 11/03/22	United States	75,320	75,414
	5.825%, (3-Month USD LIBOR + 3.50%), 11/03/22	United States	49,680	49,742
	WR Grace & Co., Term Loan B-1, 4.058%, (3-Month USD LIBOR + 1.75%), 4/03/25	United States	149,734	150,233

				610,285

	Commercial Services & Supplies 0.0%†
	Camelot Finance LP, Term Loan, 5.23%, (1-Month USD LIBOR + 3.25%), 10/03/23	United States	129,454	129,873
	Presidio LLC, Term Loan B,
	4.73%, (3-Month USD LIBOR + 2.75%), 2/02/24	United States	3,117	3,129
	5.058%, (3-Month USD LIBOR + 2.75%), 2/02/24	United States	135,397	135,933
	5.058%, (3-Month USD LIBOR + 2.75%), 2/02/25	United States	5,195	5,215

				274,150

	Construction & Engineering 0.0%†
	Engility Corp., Term Loan B, 4.73%, (3-Month USD LIBOR + 1.75%), 8/14/23	United States	84,169	83,732

	Containers & Packaging 0.0%†
	Crown Holdings Inc., Term Loan B, 4.312%, (3-Month USD LIBOR + 2.00%), 4/03/25	United States	20,000	20,139
	Plastipak Holdings Inc., Term Loan B, 4.49%, (1-Month USD LIBOR + 2.50%), 10/14/24	United States	34,825	34,961

				55,100

	Diversified Consumer Services 0.0%†
	Weight Watchers International Inc., Initial Term Loan,
	6.66%, (3-Month USD LIBOR + 4.75%), 11/29/24	United States	59,556	60,256
	7.06%, (3-Month USD LIBOR + 4.75%), 11/29/24	United States	274,956	278,186

				338,442

	Diversified Financial Services 0.1%
	The AES Corp., Term Loan, 4.069%, (3-Month USD LIBOR + 1.75%), 5/31/22	United States	290,419	290,419
	B.C. Unlimited Liability Co., Term Loan B-3, 4.23%, (1-Month USD LIBOR + 2.25%), 2/16/24	United States	277,195	277,453
	Cequel/SuddenLink, Term Loan, 4.23%, (1-Month USD LIBOR + 2.25%), 7/28/25	United States	158,267	155,992
	Klockner Pentaplast, Term Loan B, 6.23%, (1-Month USD LIBOR + 4.25%), 6/30/22	United States	88,800	85,886
	Ziggo BV, Term Loan E, 4.419%, (1-Month USD LIBOR + 2.50%), 4/15/25	United States	343,079	344,385

				1,154,135

franklintempleton.com	Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
i,l	Senior Floating Rate Interests (continued)
	Diversified Telecommunication Services 0.0%†
	Consolidated Communications Inc., Term Loan B, 4.99%, (1-Month USD LIBOR + 3.00%), 10/05/23	United States	94,406	$93,836
	Sprint Communications Inc., Term Loan B, 4.50%, (1-Month USD LIBOR + 2.50%), 2/02/24	United States	222,751	223,029

				316,865

	Electrical Equipment 0.0%†
	Graftech International Ltd., Initial Term Loan, 5.423%, (1-Month USD LIBOR + 3.50%), 2/12/25	United States	131,000	131,901

	Electronic Equipment, Instruments & Components 0.0%†
	Dell International LLC, Term Loan A-2, 3.74%, (1-Month USD LIBOR + 1.75%), 9/07/21	United States	214,500	214,607

	Energy Equipment & Services 0.0%†
	U.S. Silica Holdings Inc., Term Loan, 5.813%, (1-Week USD LIBOR + 4.00%), 5/01/25	United States	220,000	221,953

	Equity Real Estate Investment Trusts (REITs) 0.0%†
	Iron Mountain Inc., Term Loan B, 3.73%, (1-Month USD LIBOR + 1.75%), 1/02/26	United States	220,000	217,250

	Food & Staples Retailing 0.0%†
	ARAMARK Intermediate Holdco Corp., Term Loan B-1, 3.98%, (1-Month USD LIBOR + 2.00%), 3/11/25	United States	159,600	160,099
	Utz Quality Foods LLC, Term Loan B, 5.461%, (1-Month USD LIBOR + 3.50%), 11/21/24	United States	104,738	105,828

				265,927

	Food Products 0.1%
m	JBS USA LLC / Finance Inc., Initial Term Loan, 4.678%, (3-Month USD LIBOR + 2.50%), 10/30/22	United States	219,446	219,191
	Post Holdings Inc., Term Loan B, 3.97%, (1-Month USD LIBOR + 2.00%), 5/24/24	United States	228,849	229,465

				448,656

	Health Care Providers & Services 0.0%†
	Surgery Partners LLC, Term Loan B, 5.35%, (1-Month USD LIBOR + 3.25%), 9/02/24	United States	95,965	95,965

	Health Care Technology 0.0%†
	Quintiles IMS Inc., Term Loan B-2, 4.302%, (3-Month USD LIBOR + 2.00%), 1/17/25	United States	79,600	79,840

	Hotels, Restaurants & Leisure 0.0%†
	IRB Holdings Corp., Term Loan B,
	5.173%, (2-Month USD LIBOR + 3.25%), 2/05/25	United States	37,778	38,062
	5.248%, (2-Month USD LIBOR + 3.25%), 2/05/25	United States	47,222	47,576

				85,638

	Industrial Conglomerates 0.0%†
	Duravant LLC, Term Loan B, 5.552%, (3-Month USD LIBOR + 3.25%), 7/19/24	United States	76,211	76,338

38	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
i,l	Senior Floating Rate Interests (continued)
	Insurance 0.1%
	Hub International Ltd., Initial Term Loan, 5.36%, (2-Month USD LIBOR + 3.00%), 4/25/25	United States	135,000	$135,000
	Hyperion Insurance Group Ltd., Initial Term Loan, 5.50%, (1-Month USD LIBOR + 3.50%), 12/20/24	United Kingdom	96,824	97,248
	U.S.I. Inc. / NY, Term Loan, 5.302%, (3-Month USD LIBOR + 3.00%), 5/16/24	United States	244,473	244,472

				476,720

	Internet & Direct Marketing Retail 0.0%†
	BWay,
	Initial Term Loan, 5.272%, (3-Month USD LIBOR + 3.25%), 4/03/24	United States	600	602
	Term Loan B, 5.588%, (3-Month USD LIBOR + 3.25%), 4/03/24	United States	237,600	238,467

				239,069

	Internet Software & Services 0.1%
	McAfee LLC, Term Loan B, 6.468%, (1-Month USD LIBOR + 4.50%), 9/30/24	United States	293,737	296,583
	Rackspace Hosting Inc., Term Loan B, first lien,
	5.363%, (2-Month USD LIBOR + 3.00%), 11/03/23	United States	238,550	237,556
	5.033%, (2-Month USD LIBOR + 3.00%), 11/03/24	United States	602	599
	Uber Technologies Inc., Term Loan,
	5.98%, (1-Month USD LIBOR + 4.00%), 7/13/23	United States	295,798	297,509
	5.917%, (1-Month USD LIBOR + 4.00%), 4/04/25	United States	135,000	135,991

				968,238

	IT Services 0.1%
	First Data Corp., Term Loan B, 3.965%, (1-Month USD LIBOR + 2.00%), 7/08/22	United States	35,524	35,551
	Micro Focus, Term Loan B, 4.73%, (1-Month USD LIBOR + 2.75%), 6/21/24	United States	180,618	180,311
	Neustar Inc., Term Loan B-4, first lien, 5.48%, (1-Month USD LIBOR + 3.50%), 8/08/24	United States	109,450	109,781
	Sedgwick CMS Holdings Inc., Initial Term Loan, first lien, 4.73%, (1-Month USD LIBOR + 2.75%), 3/01/21	United States	245,000	245,076

				570,719

	Machinery 0.0%†
	North American Lifting Holdings Inc., Initial Term Loan, 6.802%, (3-Month USD LIBOR + 4.50%), 11/27/20	United States	15,337	14,704

	Media 0.1%
	Cablevision SA, Term Loan B, 4.169%, (1-Month USD LIBOR + 2.25%), 7/17/25	United States	243,508	242,775
	CBS Radio Inc., Term Loan B, 4.698%, (1-Month USD LIBOR + 2.75%), 11/18/24	United States	219,443	219,123
	Lamar Media Corp., Term Loan B, 3.688%, (1-Month USD LIBOR + 1.75%), 3/14/25	United States	40,000	40,342
	Meredith Corp., Term Loan, 4.98%, (1-Month USD LIBOR + 3.00%), 1/31/25	United States	85,000	85,425
	RCN Corp., Term Loan B, 4.98%, (1-Month USD LIBOR + 3.00%), 2/01/24	United States	294,903	291,088
	UPC Financing Partnership, Term Loan, 4.419%, (1-Month USD LIBOR + 2.50%), 1/15/26	United States	115,789	115,599

				994,352

franklintempleton.com	Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
i,l	Senior Floating Rate Interests (continued)
	Metals & Mining 0.0%†
	Atkore International Inc., Term Loan, first lien, 5.06%, (3-Month USD LIBOR + 2.75%), 12/22/23	United States	28,928	$29,049

	Oil, Gas & Consumable Fuels 0.0%†
	California Resources Corp., Initial Term Loan, 6.698%, (1-Month USD LIBOR + 4.75%), 12/31/22	United States	123,000	124,999
m	Gavilan Resources LLC, Initial Term Loan, second lien, 7.934%, (1-Month USD LIBOR + 6.00%), 3/01/24	United States	85,000	83,512

				208,511

	Personal Products 0.0%†
	Coty Inc., Term Loan B, 4.173%, (1-Month USD LIBOR + 2.25%), 4/07/25	United States	220,000	217,250

	Pharmaceuticals 0.0%†
	Amneal Pharmaceuticals LLC, Initial Term Loan, 5.625%, (3-Month USD LIBOR + 3.50%), 5/04/25	United States	235,000	234,853

	Professional Services 0.0%†
	On Assignment Inc., Term Loan B-2, 3.98%, (1-Month USD LIBOR + 2.00%), 4/02/25	United States	43,084	43,290

	Semiconductors & Semiconductor Equipment 0.0%†
	Cavium Inc., Term Loan B-1, 4.218%, (1-Month USD LIBOR + 2.25%), 8/16/22	United States	65,106	65,269

	Software 0.1%
	Change Healthcare Holdings Inc., Term Loan, 4.73%, (1-Month USD LIBOR + 2.75%), 3/01/24	United States	158,220	158,333
	Misys PLC, Term Loan, 5.807%, (3-Month USD LIBOR + 3.50%), 6/13/24	United States	148,875	146,817
	SS&C Technologies Inc., Term Loan B-3, 4.48%, (1-Month USD LIBOR + 2.50%), 4/16/25	United States	73,071	73,569

				378,719

	Specialty Retail 0.1%
	Belron SA, Term Loan, 4.863%, (3-Month USD LIBOR + 2.50%), 11/07/24	Belgium	49,875	50,171
	Harbor Freight Tools USA Inc., Initial Term Loan, 4.48%, (1-Month USD LIBOR + 2.50%), 8/18/23	United States	116,498	116,782
	Serta Simmons Holdings LLC,
	5.423%, (3-Month USD LIBOR + 3.50%), 11/08/23	United States	35,396	31,380
	5.808%, (3-Month USD LIBOR + 3.50%), 11/08/23	United States	57,515	50,991
	10.331%, (3-Month USD LIBOR + 8.00%), 11/08/24	United States	189,608	146,472

				395,796

	Textiles, Apparel & Luxury Goods 0.0%†
	Hanesbrands Inc., Term Loan B, 3.73%, (1-Month USD LIBOR + 1.75%), 12/16/24	United States	84,788	85,494

	Trading Companies & Distributors 0.0%†
	HD Supply Inc., Term Loan B, 4.802%, (3-Month USD LIBOR + 2.50%), 10/17/23	United States	143,193	144,237

	Wireless Telecommunication Services 0.1%
	Telenet Financing USD LLC, Term Loan, 4.419%, (1-Month USD LIBOR + 2.50%), 3/01/26	United States	128,182	128,195
	Unitymedia Hessen GmbH & Co. KG, Term Loan, 4.169%, (1-Month USD LIBOR + 2.25%), 9/30/25	United States	301,134	301,369

40	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
i,l	Senior Floating Rate Interests (continued)
	Wireless Telecommunication Services (continued)
	Virgin Media Talk, Term Loan I, 4.419%, (1-Month USD LIBOR + 2.50%), 1/15/26	United States	210,000		$209,705

					639,269

	Total Senior Floating Rate Interests (Cost $10,920,496)				10,913,191

	Foreign Government and Agency Securities 3.3%
	Government of Argentina,
	3.75%, 2/08/19	Argentina	33,537,000	ARS	1,411,539
	7.82%, 12/31/33	Argentina	460,995	EUR	565,584
	2.26% to 3/31/19, 4.74% thereafter, 12/31/38	Argentina	2,313,071	EUR	1,708,138
	[i] senior note, FRN, 33.206%, (ARPP7DRR), 6/21/20	Argentina	2,275,000	ARS	96,118
	[h] senior note, Reg S, 3.875%, 1/15/22	Argentina	1,171,000	EUR	1,340,716
	senior note, 5.625%, 1/26/22	Argentina	1,546,000		1,484,160
	senior note, 4.625%, 1/11/23	Argentina	719,000		655,106
	senior note, 5.875%, 1/11/28	Argentina	657,000		577,510
h	Government of Ecuador, senior note, Reg S,
	10.75%, 3/28/22	Ecuador	316,000		330,678
	8.75%, 6/02/23	Ecuador	200,000		194,490
h	Government of Hellenic Republic, senior bond, Reg S, 3.90%, 1/30/33	Greece	1,353,993	EUR	1,432,702
	Government of Mexico,
	8.50%, 11/18/38	Mexico	6,377,100	[n] MXN	338,393
	senior note M, 5.75%, 3/05/26	Mexico	10,000,000	[n] MXN	442,464
h	Government of Paraguay, senior note, Reg S, 4.625%, 1/25/23	Paraguay	945,000		955,631
h	Government of Peru, senior bond, Reg S,
	8.20%, 8/12/26	Peru	3,251,000	PEN	1,197,157
	6.95%, 8/12/31	Peru	3,898,000	PEN	1,312,244
	Government of Poland, senior bond, 2.50%, 7/25/27	Poland	10,952,000	PLN	2,802,200
	Government of Russia,
	7.75%, 9/16/26	Russia	26,756,000	RUB	443,142
	8.50%, 9/17/31	Russia	171,733,000	RUB	3,015,283
	[h] senior bond, Reg S, 5.25%, 6/23/47	Russia	800,000		761,442
	[h] senior note, Reg S, 5.00%, 4/29/20	Russia	400,000		409,967
	[h] senior note, Reg S, 4.50%, 4/04/22	Russia	400,000		408,210
	Government of South Africa,
	5.50%, 3/09/20	South Africa	746,000		769,949
	8.75%, 1/31/44	South Africa	24,725,000	ZAR	1,810,340
	8.75%, 2/28/48	South Africa	70,428,029	ZAR	5,152,920
	R186, 10.50%, 12/21/26	South Africa	19,015,000	ZAR	1,666,688
	senior bond, 8.50%, 1/31/37	South Africa	6,356,000	ZAR	463,090
	Government of Turkey, senior bond, 7.00%, 6/05/20	Turkey	1,413,000		1,459,625
h	National Highways Authority of India, senior note, Reg S, 7.30%, 5/18/22	India	50,000,000	INR	735,730
	Provincia de Buenos Aires,
	[i] FRN, 32.525%, (ARS Badlar + 3.83%), 5/31/22	Argentina	18,295,000	ARS	689,527
	[h] Reg S, zero cpn., 4/12/25	Argentina	3,670,000	ARS	139,898
	[g] senior bond, 144A, 7.875%, 6/15/27	Argentina	240,000		228,434
	[g] senior note, 144A, 5.75%, 6/15/19	Argentina	250,000		249,437
	[g] senior note, 144A, 6.50%, 2/15/23	Argentina	185,000		178,294
h	ZAR Sovereign Capital Fund Property Ltd., senior note, Reg S, 3.903%, 6/24/20	South Africa	573,000		574,037

	Total Foreign Government and Agency Securities (Cost $37,664,504)				36,000,843

franklintempleton.com	Annual Report	41

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities 2.5%
	Airlines 0.1%
	Latam Airlines Pass Through Trust, 2015-1, B, secured note,4.50%, 8/15/25	Chile	619,997		$603,257

	Banks 0.0%†
g,o	Banco Hipotecario SA, senior note, 144A, FRN,
	25.229%, (ARS Badlar + 2.50%), 1/12/20	Argentina	3,890,000	ARS	148,170
	34.00%, (ARS Badlar + 4.00%), 11/07/22	Argentina	3,160,000	ARS	121,066

					269,236

	Consumer Finance 0.2%
	American Express Credit Account Master Trust,
	2017-6, A, 2.04%, 5/15/23	United States	415,000		407,496
	[o] 2017-8, A, FRN, 2.017%, (1-Month USD LIBOR + 0.12%), 5/16/22	United States	210,000		210,109
	Bank of America Credit Card Trust,
	[o] 2014-A1, A, FRN, 2.277%, (1-Month USD LIBOR + 0.38%), 6/15/21	United States	100,000		100,188
	2018-A1, A1, 2.70%, 7/17/23	United States	440,000		437,465
o	Chase Issuance Trust, 2014-A5, A5, FRN, 2.267%, (1-Month USD LIBOR + 0.37%), 4/15/21	United States	120,000		120,312
	Citibank Credit Card Issuance Trust,
	2017-A8, A8, 1.86%, 8/08/22	United States	425,000		415,706
	2018-A1, A1, 2.49%, 1/20/23	United States	445,000		440,589

					2,131,865

	Diversified Financial Services 1.2%
g	AIM Aviation Finance Ltd., 2015-1A, B1, 144A, 5.072%, 2/15/40	Cayman Islands	267,502		265,667
	Ally Auto Receivables Trust, 2016-3, A3, 1.44%, 8/17/20	United States	109,559		109,066
g	Ascentium Equipment Receivables Trust, 2017-2A, C, 144A, 2.87%, 8/10/22	United States	25,000		24,604
g	Bayview Opportunity Master Fund IIB Trust, 2018-RN5, A1, 144A, 3.82%, 4/28/33	United States	113,666		113,666
g	Bayview Opportunity Master Fund IIIA Trust, 144A,
	2017-RN7, A1, 3.105%, 9/28/32	United States	41,547		41,483
	2017-RN8, A1, 3.352%, 11/28/32	United States	122,018		121,865
g	Bayview Opportunity Master Fund IV Trust, 2018-RN2, A1, 144A, 3.598%, 2/25/33	United States	114,687		114,687
g	Bayview Opportunity Master Fund IVB Trust, 2017-NPL2, A1, 144A, 2.981%, 10/28/32	United States	79,552		79,347
g	Blackbird Capital Aircraft Lease Securitization Ltd., 2016-1A, A, 144A, 4.213%, 12/16/41	United States	233,750		237,220
	Carmax Auto Owner Trust,
	[o] 2017-4, A2B, FRN, 2.027%, (1-Month USD LIBOR + 0.13%), 4/15/21	United States	250,000		249,907
	2018-2, D, 3.99%, 4/15/25	United States	100,000		100,313
g	Chesapeake Funding II LLC, 144A,
	[o] 2017-4A, A2, FRN, 2.237%, (1-Month USD LIBOR + 0.34%), 11/15/29	United States	185,000		185,065
	2018-1A, D, 3.92%, 4/15/30	United States	115,000		114,975
g	Cig Auto Receivables Trust, 2017-1A, A, 144A, 2.71%, 5/15/23	United States	32,290		32,102
g	CLI Funding V LLC, 2014-2A, A, 144A, 3.38%, 10/18/29	United States	62,502		61,898
g	Club Credit Trust, 2017-P1, A, 144A, 2.42%, 9/15/23	United States	54,743		54,614
g	Coinstar Funding LLC, 2017-1A, A2, 144A, 5.216%, 4/25/47	United States	242,550		248,385

42	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
g,o	Colony Starwood Homes Trust, 2016-2A, E, 144A, FRN, 5.127%, (1-Month USD LIBOR + 3.35%), 12/17/33	United States	100,000	$101,826
g	CPS Auto Receivables Trust, 144A,
	2014-B, D, 4.62%, 5/15/20	United States	110,000	110,906
	2016-B, E, 8.14%, 5/15/23	United States	500,000	537,023
g	CSMC Trust, 2018-RPL2, A1, 144A, 4.03%, 8/25/62	United States	237,114	237,946
	Drive Auto Receivables Trust, 2018-1, D, 3.81%, 5/15/24	United States	220,000	220,055
g	Driven Brands Funding LLC, 2018-1A, A2, 144A, 4.739%, 4/20/48	United States	60,000	60,989
g	DT Auto Owner Trust, 144A,
	2014-3A, D, 4.47%, 11/15/21	United States	37,419	37,636
	2016-1A, D, 4.66%, 12/15/22	United States	180,000	182,585
	2016-2A, D, 5.43%, 11/15/22	United States	240,000	245,544
o	Fifth Third Auto Trust, 2017-1, A2B, FRN, 2.047%, (1-Month USD LIBOR + 0.15%), 4/15/20	United States	98,821	98,854
g	First Investors Auto Owner Trust, 2016-1A, D, 144A, 4.70%, 4/18/22	United States	110,000	112,581
g	Five Guys Funding LLC, 2017-1A, A2, 144A, 4.60%, 7/25/47	United States	74,625	75,485
	Ford Credit Auto Owner Trust,
	[g] 2014-2, A, 144A, 2.31%, 4/15/26	United States	100,000	99,431
	2015-A, A3, 1.28%, 9/15/19	United States	3,222	3,220
	[o] 2017-C, A2B, FRN, 2.039%, (1-Month USD LIBOR + 0.12%), 9/15/20	United States	399,056	399,668
g	GCAT LLC, 144A,
	2017-2, A1, 3.50%, 4/25/47	United States	95,233	94,752
	2017-3, A1, 3.352%, 4/25/47	United States	33,247	33,151
	2017-5, A1, 3.228%, 7/25/47	United States	27,189	27,103
	[p] 2018-1, A1, 3.844%, 6/25/48	United States	100,000	100,000
o	GM Financial Consumer Automobile Receivables Trust, 2018-1, A2B, FRN, 1.987%, (1-Month USD LIBOR + 0.09%), 1/19/21	United States	605,000	604,560
g	Hertz Vehicle Financing II LP, 2017-2A, A, 144A, 3.29%, 10/25/23	United States	100,000	98,617
g,o	Home Partners of America Trust, 144A, FRN,
	2016-2, E, 5.588%, (1-Month USD LIBOR + 3.78%), 10/17/33	United States	100,000	101,252
	2016-2, F, 6.596%, (1-Month USD LIBOR + 4.70%), 10/17/33	United States	100,000	102,100
	Honda Auto Receivables Owner Trust,
	2015-3, A3, 1.27%, 4/18/19	United States	5,529	5,526
	2017-3, A3, 1.79%, 9/20/21	United States	115,000	113,254
	2018-1, A3, 2.64%, 2/15/22	United States	395,000	393,706
g,o	Invitation Homes Trust, 144A, FRN,
	2015-SFR3, E, 5.668%, (1-Month USD LIBOR + 3.75%), 8/17/32	United States	110,000	110,770
	2018-SFR2, E, 3.896%, (1-Month USD LIBOR + 2.00%), 6/17/37	United States	200,000	201,630
g	Merlin Aviation Holdings DAC, 2016-1, A, 144A, 4.50%, 12/15/32	United States	173,750	176,841
g,o	NextGear Floorplan Master Owner Trust, 144A, FRN,
	2017-1A, A1, 2.747%, (1-Month USD LIBOR + 0.85%), 4/18/22	United States	240,000	241,446
	2018-1A, A1, 2.559%, (1-Month USD LIBOR + 0.64%), 2/15/23	United States	200,000	200,453
o	Nissan Auto Lease Trust, 2017-B, A2B, FRN, 2.107%, (1-Month USD LIBOR + 0.21%), 12/16/19	United States	291,834	291,996
	Nissan Auto Receivables Owner Trust,
	2016-C, A3, 1.18%, 1/15/21	United States	85,000	84,069
	[o] 2017-C, A2B, FRN, 1.967%, (1-Month USD LIBOR + 0.07%), 10/15/20	United States	390,000	390,031
	2018-A, A3, 2.65%, 5/16/22	United States	250,000	249,327
g	OneMain Financial Issuance Trust, 144A,
	2015-1A, A, 3.19%, 3/18/26	United States	96,743	97,082
	2015-2A, D, 5.64%, 7/18/25	United States	285,000	288,775

franklintempleton.com	Annual Report	43

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
g	OneMain Financial Issuance Trust, 144A, (continued)
	2015-3A, B, 4.16%, 11/20/28	United States	155,000	$157,245
	2016-2A, B, 5.94%, 3/20/28	United States	335,000	338,716
	Santander Drive Auto Receivables Trust, 2018-2, D, 3.88%, 2/15/24	United States	275,000	274,704
g,o	Santander Retail Auto Lease Trust, 2017-A, A2B, 144A, FRN, 2.167%, (1-Month USD LIBOR + 0.27%), 3/20/20	United States	470,000	470,072
g	SCF Equipment Leasing 2018-1 LLC, 2018-1A, C, 144A, 4.21%, 4/20/27	United States	255,000	258,441
g	Shenton Aircraft Investment I Ltd., 2015-1A, A, 144A, 4.75%, 10/15/42	United States	259,949	265,373
g	Sierra Timeshare Receivables Funding LLC, 2013-3A, A, 144A, 2.20%, 10/20/30	United States	22,065	22,022
o	SLM Private Credit Student Loan Trust, FRN,
	2003-A, A3, 4.299%, (28-Day T-Bill), 6/15/32	United States	65,000	65,019
	2003-B, A3, 4.28%, (28-Day T-Bill), 3/15/33	United States	300,000	299,894
g,o	SMB Private Education Loan Trust, 2017-B, A2B, 144A, FRN, 2.647%, (1-Month USD LIBOR + 0.75%), 10/15/35	United States	100,000	100,405
g	Sofi Consumer Loan Program Trust, 2018-2, A2, 144A, 3.35%, 4/26/27	United States	155,000	155,740
g	Sofi Professional Loan Program LLC, 2016-A, B, 144A, 3.57%, 1/26/38	United States	127,607	125,218
g	Sprite Ltd., 2017-1, B, 144A, 5.75%, 12/15/37	Cayman Islands	243,368	243,032
g	Stanwich Mortgage Loan Trust, 2018-NPB1, A1, 144A, 4.016%, 5/16/23	United States	250,000	250,000
g	TAL Advantage V LLC, 2013-2A, A, 144A, 3.55%, 11/20/38	United States	55,000	54,730
g	Thunderbolt Aircraft Lease Ltd., 2017-A, B, 144A, 5.75%, 5/17/32	United States	232,143	237,845
	Toyota Auto Receivables Owner Trust,
	2016-C, A3, 1.14%, 8/17/20	United States	57,705	57,228
	[o] 2017-D, A2B, FRN, 1.947%, (1-Month USD LIBOR + 0.05%), 8/17/20	United States	430,000	429,998
g,o	Verizon Owner Trust, 144A, FRN,
	2017-3A, A1B, 2.218%, (1-Month USD LIBOR + 0.27%), 4/20/22	United States	165,000	165,305
	2018-1A, A1B, 2.01%, (1-Month USD LIBOR + 0.26%), 9/20/22	United States	175,000	174,970
g	Veros Automobile Receivables Trust, 2017-1, A, 144A, 2.84%, 4/17/23	United States	63,220	62,978
g	VOLT LIV LLC, 144A,
	2017-NPL1, A1, 3.50%, 2/25/47	United States	21,791	21,829
	2017-NPL1, A2, 5.875%, 2/25/47	United States	100,000	100,065
g	VOLT LV LLC, 2017-NPL2, A1, 144A, 3.50%, 3/25/47	United States	67,575	67,575
g	VOLT LVI LLC, 2017-NPL3, A2, 144A, 5.875%, 3/25/47	United States	220,000	220,433
g	VOLT LXI LLC, 2017-NPL8, A1, 144A, 3.125%, 6/25/47	United States	53,361	53,144
g	VOLT LXIII LLC, 2017-NP10, A1, 144A, 3.00%, 10/25/47	United States	80,679	80,233
g	VOLT XL LLC, 2015-NP14, A2, 144A, 4.875%, 11/27/45	United States	140,000	140,367
g	Westlake Automobile Receivables Trust, 144A,
	2018-1A, D, 3.41%, 5/15/23	United States	60,000	59,763
	2018-2A, D, 4.00%, 1/16/24	United States	50,000	50,275

				13,687,673

	Equity Real Estate Investment Trusts (REITs) 0.2%
g	American Homes 4 Rent, 144A,
	2014-SFR2, E, 6.231%, 10/17/36	United States	250,000	277,350
	2014-SFR3, E, 6.418%, 12/17/36	United States	100,000	112,119
	2015-SFR1, E, 5.639%, 4/17/52	United States	210,000	225,202
g	Colony American Finance Ltd., 2015-1, D, 144A, 5.649%, 10/15/47	United States	115,000	117,937
g,o	Colony American Homes, 144A, FRN
	2015-1A, D, 4.048%, (1-Month USD LIBOR + 2.15%), 7/17/32	United States	245,000	245,246

44	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Equity Real Estate Investment Trusts (REITs) (continued)
g,o	Colony American Homes, 144A, FRN (continued)
	2015-1A, E, 4.897%, (1-Month USD LIBOR + 3.00%), 7/17/32	United States	100,000	$100,379
	2015-1A, F, 5.547%, (1-Month USD LIBOR + 3.65%), 7/17/32	United States	200,000	200,886
g	Diamond Resorts Owner Trust, 2017-1A, C, 144A, 6.07%, 10/22/29	United States	72,313	70,863
g	Oak Hill Advisors Residential Loan Trust, 144A,
	2017-NPL2, A1, 3.00%, 7/25/57	United States	154,415	153,365
	2017-NPL2, A2, 4.875%, 7/25/57	United States	115,000	114,576

				1,617,923

	Mortgage Real Estate Investment Trusts (REITs) 0.8%
g	Ajax Mortgage Loan Trust, 144A,
	2016-B, A, 4.00%, 9/25/65	United States	140,353	141,160
	2016-C, A, 4.00%, 10/25/57	United States	122,011	122,671
	[q] 2017-B, A, FRN, 3.163%, 9/25/56	United States	132,335	130,506
o	American Home Mortgage Investment Trust, 2006-1, 11A1, FRN, 2.24%, (1-Month USD LIBOR + 0.28%), 3/25/46	United States	285,901	278,653
q	ARM Trust, 2005-1, 3A1, FRN, 3.426%, 5/25/35	United States	91,542	92,847
	Banc of America Alternative Loan Trust, 2003-8, 1CB1, 5.50%, 10/25/33	United States	8,077	8,261
	Banc of America Funding Trust,
	2005-5, 1A1, 5.50%, 9/25/35	United States	12,876	13,553
	2007-4, 5A1, 5.50%, 11/25/34	United States	128,236	129,146
q	Banc of America Mortgage Trust, FRN,
	2005-A, 2A1, 3.711%, 2/25/35	United States	8,090	8,075
	2005-I, 4A1, 3.369%, 10/25/35	United States	102,730	100,978
	BCAP LLC Trust, 2007-AA2, 22A1, 6.00%, 3/25/22	United States	132,091	131,747
g,q	CAM Mortgage Trust, 2016-1, M, 144A, FRN, 5.00%, 1/15/56	United States	65,791	65,802
g,q	CCRESG Commercial Mortgage Trust, 2016-HEAT, D, 144A, FRN, 5.488%, 4/10/29	United States	100,000	102,552
q	Citigroup Mortgage Loan Trust, FRN,
	2005-3, 2A3, 3.561%, 8/25/35	United States	71,595	71,755
	[g] 2009-10, 6A2, 144A, 3.75%, 9/25/34	United States	43,516	42,324
g,o	Communication Mortgage Trust, 2016-SAVA, C, 144A, FRN, 4.897%, (1-Month USD LIBOR + 3.00%), 10/15/34	United States	155,000	155,386
	Countrywide Alternative Loan Trust,
	2003-22CB, 1A1, 5.75%, 12/25/33	United States	58,187	59,894
	2004-16CB, 1A1, 5.50%, 7/25/34	United States	36,917	38,039
	2004-16CB, 3A1, 5.50%, 8/25/34	United States	39,273	40,397
	2004-28CB, 5A1, 5.75%, 1/25/35	United States	7,053	7,074
	2004-J10, 2CB1, 6.00%, 9/25/34	United States	94,923	98,730
	2004-J3, 1A1, 5.50%, 4/25/34	United States	36,576	37,205
	2005-J1, 2A1, 5.50%, 2/25/25	United States	6,345	6,458
q	Countrywide Home Loans Mortgage Pass-Through Trust, FRN,
	2004-12, 8A1, 3.747%, 8/25/34	United States	9,912	9,798
	2004-HYB4, 2A1, 3.561%, 9/20/34	United States	82,934	81,127
	Credit Suisse First Boston Mortgage Securities Corp.,
	2003-27, 4A4, 5.75%, 11/25/33	United States	22,416	23,193
	[q] 2003-AR26, 7A1, FRN, 3.606%, 11/25/33	United States	6,977	7,050
	[q] 2003-AR28, 4A1, FRN, 3.665%, 12/25/33	United States	4,607	4,693
g	CSMC OA LLC, 2014-USA, E, 144A, 4.373%, 9/15/37	United States	300,000	269,247

franklintempleton.com	Annual Report	45

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
o	Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4, 7AR1, FRN, 2.31%, (1-Month USD LIBOR + 0.35%), 6/25/34	United States	68,802		$67,122
o	DSLA Mortgage Loan Trust, 2005-AR5, 2A1A, FRN, 2.278%, (1-Month USD LIBOR + 0.33%), 9/19/45	United States	52,137		42,731
h,o	Dukinfield 2 PLC, 2016-2, A, FRN, Reg S, 1.874%, (3-Month GBP LIBOR + 1.25%), 12/20/52	United Kingdom	198,946	GBP	267,869
h,o	Eurosail-UK PLC, 2007-2X, A3C, FRN, Reg S, 0.754%, (3-Month GBP LIBOR + 0.15%), 3/13/45	United Kingdom	57,130	GBP	74,926
o	FHLMC Structured Agency Credit Risk Debt Notes, FRN,
	2015-DNA1, M2, 3.81%, (1-Month USD LIBOR + 1.85%), 10/25/27	United States	250,000		255,036
	2015-DNA1, M3, 5.26%, (1-Month USD LIBOR + 3.30%), 10/25/27	United States	250,000		278,232
q	GMACM Mortgage Loan Trust, FRN,
	2005-AR1, 3A, 3.992%, 3/18/35	United States	101,006		102,025
	2005-AR4, 3A1, 3.92%, 7/19/35	United States	126,729		121,495
g,o	GP Portfolio Trust, 2014-GPP, A, 144A, FRN, 3.097%, (1-Month USD LIBOR + 1.20%), 2/15/27	United States	16,348		16,353
q	GS Mortgage Securities Trust, 2007-GG10, AM, FRN, 5.832%, 8/10/45	United States	67,900		69,300
	GSR Mortgage Loan Trust,
	2005-4F, 6A1, 6.50%, 2/25/35	United States	10,952		10,987
	[q] 2005-AR6, 4A5, FRN, 3.517%, 9/25/35	United States	96,486		97,738
o	Harborview Mortgage Loan Trust, FRN,
	2003-2, 1A, 2.688%, (1-Month USD LIBOR + 0.74%), 10/19/33	United States	75,658		73,963
	2004-2, 1A1, 2.416%, (1-Month USD LIBOR + 0.52%), 6/19/34	United States	115,643		114,078
	2004-11, 2A2A, 2.588%, (1-Month USD LIBOR + 0.64%), 1/19/35	United States	123,167		117,774
	IndyMac Index Mortgage Loan Trust, FRN,
	[q] 2004-AR6, 4A, 3.89%, 10/25/34	United States	218,167		223,765
	[o] 2004-AR7, A5, 3.18%, (1-Month USD LIBOR + 1.22%), 9/25/34	United States	63,166		57,871
	[o] 2004-AR12, A1, 2.74%, (1-Month USD LIBOR + 0.78%), 12/25/34	United States	196,504		180,445
	[q] 2005-AR11, A3, 3.477%, 8/25/35	United States	69,513		63,423
	[o] 2006-AR2, 2A1, 2.17%, (1-Month USD LIBOR + 0.21%), 2/25/46	United States	291,037		246,958
	JP Morgan Chase Commercial Mortgage Securities Trust, FRN,
	[q] 2007-LDPX, AM, 5.464%, 1/15/49	United States	15,744		15,804
	[g,o] 2015-SGP, D, 144A, 6.419%, (1-Month USD LIBOR + 4.50%), 7/15/36	United States	180,000		181,859
	JP Morgan Mortgage Trust,
	[q] 2003-A2, 3A1, FRN, 3.689%, 11/25/33	United States	9,750		9,882
	2004-S1, 2A1, 6.00%, 9/25/34	United States	127,664		129,198
	[q] 2005-A1, 6T1, FRN, 3.844%, 2/25/35	United States	17,043		17,000
	[q] 2005-A3, 4A1, FRN, 3.704%, 6/25/35	United States	5,858		5,944
	[q] 2006-A1, 1A2, FRN, 3.644%, 2/25/36	United States	64,809		59,733
	[q] 2007-A1, 4A2, FRN, 3.739%, 7/25/35	United States	5,842		6,039
o	Lehman XS Trust Series, 2006-2N, 1A1, FRN, 2.22%, (1-Month USD LIBOR + 0.26%), 2/25/46	United States	58,156		51,658
h,o	Ludgate Funding PLC, FRN, Reg S,
	2007-1, A2B, 0.681%, (3-Month EURIBOR + 0.16%), 1/01/61	United Kingdom	34,047	EUR	38,489
	2008-W1X, A1, 1.323%, (3-Month GBP LIBOR + 0.60%), 1/01/61	United Kingdom	155,197	GBP	204,454
q	MASTR Adjustable Rate Mortgages Trust, 2004-7, 3A1, FRN, 3.389%, 7/25/34	United States	37,854		37,271
	MASTR Alternative Loan Trust,
	2004-2, 8A4, 5.50%, 3/25/34	United States	202,210		207,728
	2004-8, 2A1, 6.00%, 9/25/34	United States	73,031		78,054

46	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
q	Merrill Lynch Mortgage Investors MLCC, 2006-2, 2A, FRN, 3.631%, 5/25/36	United States	8,516		$8,631
g,q	Morgan Stanley Capital I Trust, 2011-C2, E, 144A, FRN, 5.483%, 6/15/44	United States	150,000		141,942
h,o	Newgate Funding PLC, 2007-3X, A2B, FRN, Reg S, 0.273%, (3-Month EURIBOR + 0.60%), 12/15/50	United Kingdom	71,888	EUR	83,491
g	PRPM LLC, 144A,
	2017-2A, A1, 3.47%, 9/25/22	United States	262,341		261,677
	2017-2A, A2, 5.00%, 9/25/22	United States	100,000		99,627
	[q] 2017-3A, A1, FRN, 3.47%, 11/25/22	United States	107,134		107,072
o	Rali Trust, 2006-QO4, 2A1, FRN, 2.15%, (1-Month USD LIBOR + 0.19%), 4/25/46	United States	83,185		79,364
g	RCO Mortgage LLC, 2017-1, A1, 144A, 3.375%, 8/25/22	United States	165,699		165,315
	Residential Asset Securitization Trust, 2003-A9, A2, 4.00%, 8/25/33	United States	117,535		117,931
q	RFMSI Trust, FRN,
	2005-SA1, 1A1, 4.588%, 3/25/35	United States	124,195		96,028
	2006-SA2, 3A1, 4.761%, 8/25/36	United States	152,186		142,790
h,o	RMAC Securities PLC, 2006-NS1X, A2C, FRN, Reg S, 0.236%, (3-Month EURIBOR + 0.15%), 6/12/44	United Kingdom	47,219	EUR	54,054
g,o	SCG Trust, 144A, FRN,
	2013-SRP1, A, 3.547%, (1-Month USD LIBOR + 1.65%), 11/15/26	United States	100,000		100,013
	2013-SRP1, B, 4.647%, (1-Month USD LIBOR + 2.50%), 11/15/26	United States	100,000		99,446
	2013-SRP1, C, 5.397%, (1-Month USD LIBOR + 3.25%), 11/15/26	United States	100,000		99,196
	2013-SRP1, D, 5.491%, (1-Month USD LIBOR + 3.34%), 11/15/26	United States	245,000		241,837
	Structured ARM Loan Trust, FRN,
	[q] 2004-12, 7A3, 3.764%, 9/25/34	United States	20,932		21,293
	[o] 2005-14, A1, 2.27%, (1-Month USD LIBOR + 0.31%), 7/25/35	United States	305,371		245,274
	Structured Asset Securities Corp. Trust, 2005-1, 7A7, 5.50%, 2/25/35	United States	13,734		13,962
h,o	Towd Point Mortgage Funding 2016-Granite1 PLC, 2016-GR1X, B, FRN, Reg S, 2.154%, (3-Month GBP LIBOR + 1.40%), 7/20/46	United Kingdom	100,000	GBP	134,248
q	Wells Fargo Bank, N.A., Adjustable Rate Mortgage Trust, 2004-4, 3A1, FRN, 3.667%, 3/25/35	United States	37,274		36,752
	Wells Fargo Mortgage Backed Securities Trust,
	[q] 2003-M, A1, FRN, 3.734%, 12/25/33	United States	21,116		21,709
	[q] 2004-I, 2A1, FRN, 4.031%, 7/25/34	United States	102,849		104,815
	[q] 2004-O, A1, FRN, 3.556%, 8/25/34	United States	8,226		8,493
	2005-16, A18, 6.00%, 1/25/36	United States	4,115		4,164
	[q] 2005-AR10, 2A4, FRN, 3.822%, 5/01/35	United States	12,473		12,866
	[q] 2005-AR12, 2A5, FRN, 3.86%, 6/25/35	United States	36,122		37,058
g,q	WFRBS Commercial Mortgage Trust, 144A, FRN,
	2012-C6, D, 5.582%, 4/15/45	United States	150,000		153,476
	2012-C7, E, 4.824%, 6/15/45	United States	75,000		61,544

					8,557,593

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $26,500,702)				26,867,547

franklintempleton.com	Annual Report	47

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Number of Contracts	Notional Amount#	Value
Options Purchased 0.2%
Calls – Exchange-Traded 0.1%
AK Steel Holding Corp., June Strike Price $5.00, Expires 6/29/18	United States	108	10,800	$1,080
Allergan PLC, August Strike Price $170.00, Expires 8/17/18	United States	74	7,400	14,800
Allergan PLC, January Strike Price $185.00, Expires 1/18/19	United States	264	26,400	93,720
AT&T Inc., July Strike Price $35.00, Expires 7/20/18	United States	128	12,800	2,816
AT&T Inc., July Strike Price $38.00, Expires 7/20/18	United States	226	22,600	1,356
AT&T Inc., September Strike Price $34.00, Expires 9/21/18	United States	167	16,700	11,857
Atlas Air Worldwide Holdings Inc., June Strike Price $70.00, Expires 6/15/18	United States	22	2,200	2,200
Bayer AG, June Strike Price 100.00 EUR, Expires 6/15/18	Germany	86	8,600	29,558
Bayer AG, September Strike Price 100.00 EUR, Expires 9/21/18	Germany	159	15,900	104,092
Bunge Ltd., July Strike Price $80.00, Expires 7/20/18	Bermuda	38	3,800	494
Chart Industries Inc., June Strike Price $70.00, Expires 6/15/18	United States	106	10,600	1,060
Cleveland-Cliffs Inc., June Strike Price $8.00, Expires 6/15/18	United States	47	4,700	2,914
DISH Network Corp., June Strike Price $50.00, Expires 6/15/18	United States	302	30,200	3,020
DISH Network Corp., June Strike Price $55.00, Expires 6/15/18	United States	1,407	140,700	7,035
Green Plains Inc., June Strike Price $22.00, Expires 6/15/18	United States	23	2,300	863
Herbalife Nutrition Ltd., June Strike Price $60.00, Expires 6/15/18	United States	26	2,600	234
Intel Corp., June Strike Price $55.50, Expires 6/08/18	United States	27	2,700	1,863
j2 Global Inc., July Strike Price $90.00, Expires 7/20/18	United States	5	500	665
ON Semiconductor Corp., June Strike Price $25.00, Expires 6/15/18	United States	27	2,700	2,430
ON Semiconductor Corp., July Strike Price $26.00, Expires 7/20/18	United States	27	2,700	2,457
QUALCOMM Inc., June Strike Price $70.00, Expires 6/15/18	United States	38	3,800	114
S&P 500 Index, June Strike Price $3,000.00, Expires 6/15/18	United States	66	6,600	330
S&P 500 Index, September Strike Price $3,200.00, Expires 9/21/18	United States	152	15,200	7,600
SPDR S&P 500 ETF Trust, June Strike Price $273.00, Expires 6/08/18	United States	134	13,400	10,586
Square Inc., June Strike Price $60.00, Expires 6/15/18	United States	27	2,700	2,673
Telecom Italia SpA, December Strike Price 0.74 EUR, Expires 12/21/18	Italy	2,079	2,079,000	107,912
thyssenkrupp AG, September Strike Price 25.50 EUR, Expires 9/21/18	Germany	1,395	139,500	76,648
Time Warner Inc., August Strike Price $95.00, Expires 8/17/18	United States	235	23,500	92,825
Trinity Industries Inc., June Strike Price $34.00, Expires 6/15/18	United States	28	2,800	3,640

48	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Number of Contracts	Notional Amount#	Value
Options Purchased (continued)
Calls – Exchange-Traded (continued)
Twenty-First Century Fox Inc., July Strike Price $35.00, Expires 7/20/18	United States	720	72,000	$288,000
Vivendi SA, September Strike Price 23.00 EUR, Expires 9/21/18	France	917	91,700	73,969
Weibo Corp., ADR, June Strike Price $120.00, Expires 6/15/18	China	13	1,300	286

				949,097

Calls – Over-the-Counter 0.0%†
Interest Rate Swaptions 0.0%†
Receive fixed 10 year 2.80%, Counterparty MSCS, pay float 3-Month USD LIBOR, Expires 6/04/18	United States	1	8,110,000	3,132

Puts – Exchange-Traded 0.1%
AT&T Inc., September Strike Price $31.00, Expires 9/21/18	United States	141	14,100	14,100
CAC 40 Index, June Strike Price 5,000.00 EUR, Expires 6/15/18	France	54	540	5,195
Dermira Inc., June Strike Price $7.00, Expires 6/15/18	United States	88	8,800	440
Deutsche Bank AG German Stock Index DAX, June Strike Price 11,800.00 EUR, Expires 6/15/18	Germany	51	255	6,081
EURO STOXX 50, September Strike Price 3,400.00 EUR, Expires 9/21/18	Germany	175	1,750	239,362
EURO STOXX 600 Telecommunications, September Strike Price 260.00 EUR, Expires 9/21/18	Germany	320	16,000	274,959
FTSE MIB Index, September Strike Price 20,500.00 EUR, Expires 9/21/18	Italy	51	102	104,188
Hannon Armstrong Sustainable Infrastructure Capital Inc, June Strike Price $17.50, Expires 6/15/18	United States	25	2,500	187
Innoviva Inc., July Strike Price $12.50, Expires 7/20/18	United States	68	6,800	1,020
iShares iBoxx High Yield Corporate Bond ETF, June Strike Price $84.00, Expires 6/15/18	United States	86	8,600	1,634
iShares iBoxx High Yield Corporate Bond ETF, July Strike Price $84.00, Expires 7/20/18	United States	267	26,700	16,821
Jazz Pharmaceuticals PLC, June Strike Price $100.00, Expires 6/15/18	United States	17	1,700	255
PowerShares QQQ Trust Series 1, June Strike Price $155.00, Expires 6/15/18	United States	341	34,100	5,115
Redwood Trust Inc., October Strike Price $12.50, Expires 10/19/18	United States	136	13,600	1,360
S&P 500 Index, June Strike Price $2,400.00, Expires 6/15/18	United States	6	600	810
S&P 500 Index, June Strike Price $2,550.00, Expires 6/15/18	United States	354	35,400	116,820
S&P 500 Index, June Strike Price $2,600.00, Expires 6/15/18	United States	199	19,900	108,853
S&P 500 Index, June Strike Price $2,575.00, Expires 6/29/18	United States	133	13,300	134,596
S&P 500 Index, August Strike Price $2,650.00, Expires 8/17/18	United States	17	1,700	74,273
SPDR S&P 500 ETF Trust, June Strike Price $267.00, Expires 6/08/18	United States	149	14,900	10,728
Teladoc Inc., July Strike Price $30.00, Expires 7/20/18	United States	42	4,200	420
Tesla Inc., July Strike Price $200.00, Expires 7/20/18	United States	10	1,000	1,380
Time Warner Inc., July Strike Price $90.00, Expires 7/20/18	United States	38	3,800	9,690
Transocean Ltd., June Strike Price $12.00, Expires 6/04/18	United States	105	10,500	105

franklintempleton.com	Annual Report	49

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Number of Contracts	Notional Amount#		Value
	Options Purchased (continued)
	Puts – Exchange-Traded (continued)
	Two Harbors Investment Corp., June Strike Price $15.00, Expires 6/15/18	United States	102	10,200		$510
	U.S. Treasury 10 Yr. Note, June Strike Price $118.50, Expires 6/22/18	United States	26	26,000		1,219
	VanEck Vectors Semiconductor ETF, August Strike Price $95.00, Expires 8/17/18	United States	268	26,800		27,872
	Whiting Petroleum Corp., June Strike Price $37.00, Expires 6/15/18	United States	53	5,300		344

						1,158,337

	Puts – Over-the-Counter 0.0%†
	Currency Options 0.0%†
	EUR/GBP, Counterparty DBAB, January Strike Price 0.90 EUR, Expires 1/14/19	United Kingdom	1	837,000	EUR	30,634

	Total Options Purchased (Cost $3,918,864)					2,141,200

	Total Investments before Short Term Investments (Cost $755,731,212)					858,840,776

				Principal Amount*
	Short Term Investments 17.1%
	Foreign Government and Agency Securities (Cost $651,948) 0.0%†
r	Argentina Treasury Bill, 9/14/18	Argentina		13,142,226	ARS	539,370

				Shares
	Money Market Funds 14.1%
u,v	Dreyfus Government Cash Management, Institutional Shares, 1.64%	United States		21,853,016		21,853,016
u	Fidelity Investments Money Market Funds, 1.68%	United States		133,945,359		133,945,359

	Total Money Market Funds (Cost $155,798,375)					155,798,375

				Principal Amount*
	Repurchase Agreements (Cost $4,181,861) 0.4%
w	Joint Repurchase Agreement, 1.76%, 6/01/18 (Maturity Value $4,182,065)	United States		4,181,861		4,181,861

BNP Paribas Securities Corp. (Maturity Value $1,839,439)
Deutsche Bank Securities Inc. (Maturity Value $273,257)
HSBC Securities (USA) Inc. (Maturity Value $1,839,439)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $229,930)

Collateralized by U.S. Government Agency Securities,

1.375% - 1.875%, 9/18/18 - 5/01/20; [r]U.S. Treasury Bill,

12/06/18 - 4/25/19; and U.S. Treasury Note, 0.875% - 3.50%,

10/31/18 - 10/31/21 (valued at $4,269,136)

50	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country		Shares	Value
s	Investments from Cash Collateral Received for Loaned Securities 1.1%
	Money Market Funds 1.0%
t,u	Institutional Fiduciary Trust Money Market Portfolio, 1.40%	United States		10,700,000	$10,700,000

				Principal Amount*
	Repurchase Agreement 0.1%
w	Joint Repurchase Agreement, 1.78%, 6/01/18 (Maturity Value $1,133,710)	United States		1,133,654	1,133,654

	JP Morgan Securities LLC
	Collateralized by U.S. Government Agency Obligations, 0.13% - 1.188%, 7/15/19 - 7/15/22, (valued at $1,151,193)
	Total Investments from Cash Collateral Received for Loaned Securities (Cost $11,833,654)				11,833,654

	U.S. Government and Agency Securities (Cost $16,095,204) 1.5%
a,r	U.S. Treasury Bill, 6/14/18	United States		16,105,000	16,095,899

	Total Investments (Cost $944,292,254) 95.1%				1,047,289,935
	Options Written (0.0)%†				(428,343)
	Securities Sold Short (21.6)%				(238,251,897)
	Other Assets, less Liabilities 26.5%				292,531,557

	Net Assets 100.0%				$1,101,141,252

			Number of Contracts	Notional Amount#
x	Options Written (0.0)%†
	Calls – Exchange-Traded (0.0)%†
	Allergan PLC, January Strike Price $210.00, Expires 1/18/19	United States	260	26,000	(24,700)
	Apple Inc., August Strike Price $190.00, Expires 8/17/18	United States	9	900	(5,445)
	Telecom Italia SpA, September Strike Price 0.85 EUR, Expires 9/21/18	Italy	403	403,000	(3,486)

					(33,631)

	Calls – Over-the-Counter (0.0)%†
	Interest Rate Swaptions 0.0%†
	Pay fixed 10 year 2.50%, Counterparty MSCS, receive float 3-Month USD LIBOR, Expires 6/04/18	United States	1	8,110,000	—

	Puts – Exchange-Traded (0.0)%†
	Aerojet Rocketdyne Holdings Inc., June Strike Price $25.00, Expires 6/15/18	United States	29	2,900	(145)
	Atlas Air Worldwide Holdings Inc., June Strike Price $65.00, Expires 6/15/18	United States	22	2,200	(880)
	Bunge Ltd., July Strike Price $70.00, Expires 7/20/18	Bermuda	66	6,600	(16,170)
	Chart Industries Inc., June Strike Price $60.00, Expires 6/15/18	United States	53	5,300	(1,060)
	EURO STOXX 50, September Strike Price 3,200.00 EUR, Expires 9/21/18	Germany	175	1,750	(120,295)
	EURO STOXX 600 Telecommunications, September Strike Price 240.00 EUR, Expires 9/21/18	Germany	320	16,000	(104,746)
	FTSE MIB Index, September Strike Price 19,000.00 EUR, Expires 9/21/18	Italy	51	102	(57,385)
	Green Plains Inc., June Strike Price $20.00, Expires 6/15/18	United States	11	1,100	(193)
	Herbalife Nutrition Ltd., June Strike Price $52.50, Expires 6/15/18	United States	26	2,600	(5,512)

franklintempleton.com	Annual Report	51

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Number of Contracts	Notional Amount#	Value
x	Options Written (continued)
	Puts – Exchange-Traded (continued)
	j2 Global Inc., July Strike Price $80.00, Expires 7/20/18	United States	5	500	$(475)
	ON Semiconductor Corp., July Strike Price $25.00, Expires 7/20/18	United States	27	2,700	(2,835)
	S&P 500 Index, June Strike Price $2,400.00, Expires 6/15/18	United States	17	1,700	(2,159)
	S&P 500 Index, August Strike Price $2,500.00, Expires 8/17/18	United States	17	1,700	(33,439)
	SPDR S&P 500 ETF Trust, June Strike Price $271.00, Expires 6/08/18	United States	149	14,900	(26,820)
	Time Warner Inc., July Strike Price $85.00, Expires 7/20/18	United States	76	7,600	(10,640)
	Trinity Industries Inc., June Strike Price $31.00, Expires 6/15/18	United States	31	3,100	(310)
	Weibo Corp., ADR, June Strike Price $110.00, Expires 6/15/18	China	13	1,300	(11,648)

					(394,712)

	Total Options Written (Premiums Received $561,837)				(428,343)

				Shares
y	Securities Sold Short (21.6)%
	Common Stocks (7.5)%
	Aerospace & Defense (0.1)%
	United Technologies Corp.	United States		10,475	(1,307,490)

	Air Freight & Logistics (0.0)%†
	Atlas Air Worldwide Holdings Inc.	United States		3,060	(208,539)

	Airlines (0.1)%
	Ana Holdings Inc.	Japan		22,952	(924,536)
	SAS AB	Sweden		73,680	(157,401)
	United Continental Holdings Inc.	United States		4,006	(278,777)

					(1,360,714)

	Automobiles (0.2)%
	Ferrari NV	Italy		3,642	(478,377)
	Tesla Inc.	United States		4,097	(1,166,539)

					(1,644,916)

	Banks (0.0)%†
	Hope Bancorp Inc.	United States		13,424	(241,498)

	Beverages (0.0)%†
	The Boston Beer Co. Inc., A	United States		500	(126,925)

	Biotechnology (0.3)%
	Alder Biopharmaceuticals Inc.	United States		13,623	(237,721)
	Amicus Therapeutics Inc.	United States		145,562	(2,459,998)
	PDL BioPharma Inc.	United States		99,983	(266,955)
	Radius Health Inc.	United States		9,920	(282,720)

					(3,247,394)

	Capital Markets (0.2)%
	CME Group Inc., A	United States		11,687	(1,903,812)
	Cowen Inc., A	United States		20,993	(313,845)

52	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
y	Securities Sold Short (continued)
	Common Stocks (continued)
	Capital Markets (continued)
	GSV Capital Corp.	United States	3,708	$(24,918)

				(2,242,575)

	Chemicals (0.1)%
	Eastman Chemical Co.	United States	3,379	(352,463)
	LyondellBasell Industries NV, A	United States	5,943	(666,329)
	Mitsubishi Chemical Holdings Corp.	Japan	19,500	(180,687)
	RPM International Inc.	United States	5,739	(284,081)

				(1,483,560)

	Commercial Services & Supplies (0.0)%†
	Ritchie Bros Auctioneers Inc.	Canada	2,739	(93,345)
	Team Inc.	United States	18,991	(403,559)

				(496,904)

	Communications Equipment (0.1)%
	Calamp Corp.	United States	8,108	(172,052)
	Finisar Corp.	United States	3,404	(55,179)
	Palo Alto Networks Inc.	United States	6,025	(1,253,742)

				(1,480,973)

	Construction & Engineering (0.1)%
	Mirait Holdings Corp.	Japan	14,800	(232,234)
	Tutor Perini Corp.	United States	8,483	(167,963)
	Valmont Industries Inc.	United States	4,911	(717,743)

				(1,117,940)

	Construction Materials (0.0)%†
	Cemex SAB de CV, ADR	Mexico	11,567	(68,939)

	Consumer Finance (0.2)%
	Encore Capital Group Inc.	United States	22,368	(882,418)
	Ezcorp Inc., A	United States	41,640	(516,336)
	PRA Group Inc.	United States	12,462	(481,033)

				(1,879,787)

	Containers & Packaging (0.0)%†
	International Paper Co.	United States	2,636	(141,026)

	Diversified Financial Services (0.3)%
	AXA Equitable Holdings Inc.	United States	72,339	(1,545,161)
	Invitation Homes Inc.	United States	74,096	(1,630,860)
	Voya Financial Inc.	United States	979	(50,849)

				(3,226,870)

	Diversified Telecommunication Services (0.2)%
	AT&T Inc.	United States	68,813	(2,224,036)

	Electric Utilities (0.0)%†
	Kyushu Electric Power Co. Inc.	Japan	24,900	(294,355)

	Electrical Equipment (0.1)%
	Eaton Corp. PLC	United States	5,544	(424,559)
	Regal Beloit Corp.	United States	13,631	(1,082,983)

				(1,507,542)

franklintempleton.com	Annual Report	53

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
y	Securities Sold Short (continued)
	Common Stocks (continued)
	Electronic Equipment, Instruments & Components (0.2)%
	II-VI Inc.	United States	4,971	$(218,476)
	Knowles Corp.	United States	15,016	(217,732)
	OSI Systems Inc.	United States	776	(53,218)
	Vishay Intertechnology Inc.	United States	78,815	(1,670,878)

				(2,160,304)

	Energy Equipment & Services (0.1)%
	Fugro NV	Netherlands	13,116	(206,921)
	Nabors Industries Ltd.	Bermuda	50,150	(374,620)
	SEACOR Holdings Inc.	United States	1,433	(74,846)

				(656,387)

	Equity Real Estate Investment Trusts (REITs) (0.2)%
	American Homes 4 Rent, A	United States	46,017	(916,659)
	Camden Property Trust	United States	3,275	(288,200)
	Empire State Realty Trust Inc., A	United States	7,107	(120,535)
	Forest City Realty Trust Inc., A	United States	26,634	(542,534)
	National Health Investors Inc.	United States	2,089	(154,210)

				(2,022,138)

	Food & Staples Retailing (0.0)%†
	Koninklijke Ahold Delhaize NV	Netherlands	12,242	(281,277)

	Health Care Equipment & Supplies (0.1)%
	Invacare Corp.	United States	47,952	(791,208)
	Nipro Corp.	Japan	12,300	(149,475)
	NuVasive Inc.	United States	1,256	(64,382)

				(1,005,065)

	Health Care Providers & Services (0.2)%
	Cigna Corp.	United States	2,786	(471,865)
	CVS Health Corp.	United States	27,382	(1,735,745)

				(2,207,610)

	Health Care Technology (0.1)%
	Allscripts Healthcare Solutions Inc.	United States	11,386	(144,033)
	Teladoc Inc.	United States	17,304	(880,773)
	Vocera Communications Inc.	United States	15,038	(406,327)

				(1,431,133)

	Hotels, Restaurants & Leisure (0.2)%
	China Lodging Group Ltd., ADR	China	6,008	(264,412)
	Starbucks Corp.	United States	4,901	(277,740)
	Vail Resorts Inc.	United States	4,994	(1,202,505)

				(1,744,657)

	Household Durables (0.0)%†
	PulteGroup Inc.	United States	6,871	(207,848)

	Household Products (0.5)%
	Church & Dwight Co. Inc.	United States	12,908	(606,030)
	Kimberly-Clark Corp.	United States	2,702	(272,497)
	Spectrum Brands Holdings Inc.	United States	63,549	(5,064,220)

				(5,942,747)

54	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
y	Securities Sold Short (continued)
	Common Stocks (continued)
	Independent Power & Renewable Electricity Producers (0.0)%†
	NRG Energy Inc.	United States	3,971	$(135,927)

	Internet & Direct Marketing Retail (0.0)%†
	Ctrip.com International Ltd., ADR	China	2,021	(91,127)
	Expedia Group Inc.	United States	390	(47,202)
	Vipshop Holdings Ltd., ADR	China	1,005	(11,738)

				(150,067)

	Internet Software & Services (0.3)%
	Alibaba Group Holding Ltd., ADR	China	5,512	(1,091,431)
	Altaba Inc.	United States	1,307	(100,848)
	Carbonite Inc.	United States	10,387	(403,016)
	Coupa Software Inc.	United States	1,402	(74,839)
	Envestnet Inc.	United States	8,747	(462,716)
	Five9 Inc.	United States	3,063	(106,868)
	j2 Global Inc.	United States	2,964	(250,280)
	Nutanix Inc., A	United States	6,745	(360,520)
	Twilio Inc., A	United States	1,847	(99,683)
	Weibo Corp., ADR	China	3,836	(390,927)
	Yandex NV, A	Russia	803	(26,916)
	Zillow Group Inc., C	United States	1,109	(64,688)

				(3,432,732)

	IT Services (0.1)%
	CSG Systems International Inc.	United States	2,511	(103,905)
	GDS Holdings Ltd., ADR	China	11,300	(427,253)
	Square Inc., A	United States	1,411	(82,191)

				(613,349)

	Machinery (0.2)%
	Chart Industries Inc.	United States	4,637	(298,762)
	Navistar International Corp.	United States	3,568	(133,586)
	SKF AB, B	Sweden	6,726	(130,606)
	Terex Corp.	United States	14,406	(570,189)
	The Timken Co.	United States	8,792	(415,862)
	Trinity Industries Inc.	United States	1,845	(63,634)

				(1,612,639)

	Marine (0.1)%
	Kirby Corp.	United States	5,966	(541,116)
	Kuehne + Nagel International AG	Switzerland	896	(135,091)

				(676,207)

	Media (0.4)%
	AMC Networks Inc., A	United States	6,154	(351,824)
	Discovery Inc., A	United States	81,458	(1,717,949)
	DISH Network Corp., A	United States	3,591	(106,114)
	Gannett Co. Inc.	United States	10,735	(113,469)
	Sinclair Broadcast Group Inc., A	United States	10,925	(299,345)
	The Walt Disney Co.	United States	22,178	(2,206,046)

				(4,794,747)

franklintempleton.com	Annual Report	55

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
y	Securities Sold Short (continued)
	Common Stocks (continued)
	Metals & Mining (0.2)%
	AK Steel Holding Corp.	United States	39,230	$(177,320)
	Cleveland-Cliffs Inc.	United States	64,603	(546,541)
	Endeavour Mining Corp.	Ivory Coast	6,694	(116,110)
	First Majestic Silver Corp.	Canada	33,699	(238,926)
	Kaiser Aluminum Corp.	United States	4,731	(521,640)

				(1,600,537)

	Mortgage Real Estate Investment Trusts (REITs) (0.2)%
	Apollo Commercial Real Estate Finance Inc.	United States	74,385	(1,382,817)
	Blackstone Mortgage Trust Inc., A	United States	6,505	(205,493)
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	United States	4,767	(87,427)
	KKR Real Estate Finance Trust Inc.	United States	5,729	(116,585)
	Redwood Trust Inc.	United States	5,495	(89,898)
	Two Harbors Investment Corp.	United States	40,956	(636,866)

				(2,519,086)

	Oil, Gas & Consumable Fuels (0.9)%
	Altagas Ltd.	Canada	13,690	(268,711)
	Concho Resources Inc.	United States	31,762	(4,361,240)
	Golar LNG Ltd.	Bermuda	6,568	(170,637)
	Green Plains Inc.	United States	45,564	(972,791)
	Marathon Petroleum Corp.	United States	50,885	(4,021,442)
	Oasis Petroleum Inc.	United States	3,899	(50,804)
	Ship Finance International Ltd.	Norway	4,843	(69,013)
	SM Energy Co.	United States	827	(21,667)
	Teekay Corp.	Canada	17,916	(142,970)

				(10,079,275)

	Paper & Forest Products (0.1)%
	Domtar Corp.	United States	9,454	(454,454)
	Louisiana-Pacific Corp.	United States	15,341	(447,650)

				(902,104)

	Personal Products (0.1)%
	Herbalife Nutrition Ltd.	United States	18,688	(948,790)

	Pharmaceuticals (0.3)%
	Corium International Inc.	United States	12,439	(106,229)
	Dermira Inc.	United States	9,457	(82,087)
	Innoviva Inc.	United States	56,797	(840,027)
	Jazz Pharmaceuticals PLC	United States	1,539	(260,091)
	The Medicines Co.	United States	9,736	(329,661)
	Pacira Pharmaceuticals Inc.	United States	5,947	(203,685)
	Takeda Pharmaceutical Co. Ltd.	Japan	21,299	(871,657)
	Theravance Biopharma Inc.	Cayman Islands	6,466	(157,382)

				(2,850,819)

	Road & Rail (0.0)%†
	Canadian National Railway Co.	Canada	2,219	(185,242)
	Schneider National Inc., B	United States	6,215	(183,218)

				(368,460)

56	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
y	Securities Sold Short (continued)
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (0.5)%
	Integrated Device Technology Inc.	United States	18,741	$(622,951)
	Intel Corp.	United States	8,009	(442,097)
	Marvell Technology Group Ltd.	Bermuda	21,970	(473,234)
	Microchip Technology Inc.	United States	6,504	(633,359)
	ON Semiconductor Corp.	United States	64,136	(1,611,738)
	Silicon Laboratories Inc.	United States	2,124	(224,294)
	Teradyne Inc.	United States	21,828	(827,499)
	Veeco Instruments Inc.	United States	7,817	(133,280)

				(4,968,452)

	Software (0.3)%
	Atlassian Corp. PLC	Australia	1,653	(105,445)
	Citrix Systems Inc.	United States	5,541	(585,241)
	FireEye Inc.	United States	4,984	(83,183)
	Guidewire Software Inc.	United States	1,785	(165,719)
	HubSpot Inc.	United States	1,987	(240,824)
	RealPage Inc.	United States	1,529	(89,829)
	ServiceNow Inc.	United States	1,434	(254,693)
	VMware Inc., A	United States	5,910	(812,507)
	Zendesk Inc.	United States	8,434	(471,376)

				(2,808,817)

	Specialty Retail (0.1)%
	Monro Inc.	United States	3,971	(222,773)
	Penske Automotive Group Inc.	United States	10,959	(527,676)
	RH	United States	1,536	(150,113)

				(900,562)

	Technology Hardware, Storage & Peripherals (0.0)%†
	Pure Storage Inc., A	United States	3,546	(76,097)

	Thrifts & Mortgage Finance (0.0)%†
	LendingTree Inc.	United States	535	(138,512)

	Trading Companies & Distributors (0.0)%†
	Fastenal Co.	United States	2,221	(118,224)
	Kaman Corp.	United States	4,601	(325,613)

				(443,837)

	Wireless Telecommunication Services (0.1)%
	Sprint Corp.	United States	194,888	(1,001,724)

	Total Common Stocks (Proceeds $84,409,642)			(82,983,889)

	Exchange Traded Funds (12.6)%
	Consumer Discretionary Select Sector SPDR Fund	United States	6,971	(737,253)
	ETFMG Prime Cyber Security ETF	United States	79,097	(2,966,137)
	Health Care Select Sector SPDR Fund	United States	32,504	(2,678,655)
	iShares Core S&P Small-Cap ETF	United States	42,156	(3,492,203)
	iShares Edge MSCI USA Momentum Factor ETF	United States	34,501	(3,799,250)
	iShares MSCI Taiwan ETF	Taiwan	40,008	(1,465,493)
	iShares NASDAQ Biotechnology ETF	United States	23,964	(2,598,896)
	iShares North American Tech ETF	United States	36,058	(6,955,588)
	iShares North American Tech-Multimedia Networking ETF	United States	67,781	(3,471,065)

franklintempleton.com	Annual Report	57

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
y	Securities Sold Short (continued)
	Exchange Traded Funds (continued)
	iShares North American Tech-Software ETF	United States	27,799	$(5,085,827)
	iShares PHLX Semiconductor ETF	United States	59,434	(11,139,714)
	iShares Russell 2000 Growth ETF	United States	21,960	(4,455,245)
	iShares Russell Mid-Cap Growth ETF	United States	11,621	(1,467,965)
	iShares S&P Small-Cap 600 Growth ETF	United States	9,895	(1,848,881)
	iShares STOXX Europe 600 UCITS ETF	Germany	21,428	(960,678)
	iShares U.S. Technology ETF	United States	26,530	(4,791,584)
	PowerShares QQQ Trust Series 1	United States	25,802	(4,388,146)
	SPDR S&P 500 ETF Trust	United States	257,794	(69,846,706)
	SPDR S&P MidCap 400 ETF Trust	United States	5,818	(2,062,714)
	Vanguard Small-Cap Growth ETF	United States	24,396	(4,243,440)

	Total Exchange Traded Funds (Proceeds $131,990,916)			(138,455,440)

			Principal Amount*
	Convertible Bonds (Proceeds $238,695) (0.0)%†
	Internet & Direct Marketing Retail (0.0)%†
	Booking Holdings Inc., senior note, 0.90%, 9/15/21	United States	199,000	(244,173)

	Corporate Bonds and Notes (1.4)%
	Chemicals (0.3)%
g	CVR Partners LP / CVR Nitrogen Finance Corp., senior note, 144A, 9.25%, 6/15/23	United States	3,068,000	(3,163,875)

	Commercial Services & Supplies (0.0)%†
g	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	505,000	(470,912)

	Communications Equipment (0.1)%
g	Plantronics Inc., senior note, 144A, 5.50%, 5/31/23	United States	482,000	(480,795)

	Energy Equipment & Services (0.1)%
g	Precision Drilling Corp., senior note, 144A, 7.125%, 1/15/26	Canada	797,000	(814,933)

	Equity Real Estate Investment Trusts (REITs) (0.0)%†
g	Rayonier AM Products Inc., senior bond, 144A, 5.50%, 6/01/24	United States	176,000	(167,200)

	Health Care Providers & Services (0.1)%
g	West Street Merger Sub Inc., senior note, 144A, 6.375%, 9/01/25	United States	564,000	(541,440)

	Hotels, Restaurants & Leisure (0.1)%
g	CRC Escrow Issuer LLC / CRC Finco Inc., senior note, 144A, 5.25%, 10/15/25	United States	1,199,000	(1,151,040)

	Internet Software & Services (0.1)%
g	GTT Communications Inc., senior note, 144A, 7.875%, 12/31/24	United States	1,354,000	(1,360,770)

	Pharmaceuticals (0.6)%
	Mylan NV, senior note, 3.95%, 6/15/26	United States	1,063,000	(1,015,183)
	Teva Pharmaceutical Finance Netherlands III BV,
	senior bond, 3.15%, 10/01/26	Israel	1,573,000	(1,272,579)
	senior note, 6.75%, 3/01/28	Israel	4,720,000	(4,789,001)

				(7,076,763)

	Total Corporate Bonds and Notes (Proceeds $15,408,388)			(15,227,728)

58	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*	Value
U.S. Government and Agency Securities (0.1)%
U.S. Treasury Note,
2.75%, 2/15/28	United States	808,000	$(800,520)
2.875%, 5/15/28	United States	539,000	(540,147)

Total U.S. Government and Agency Securities (Proceeds $1,346,654)			(1,340,667)

Total Securities Sold Short (Proceeds $233,394,295)			$(238,251,897)

See Abbreviations on page 92.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aA portion or all of the security has been segregated as collateral for securities sold short, open swap contracts, open forward exchange contracts, open futures contracts and open written option contracts. At May 31, 2018, the aggregate value of these securities and/or cash pledged amounted to $226,045,133, representing 20.5% of net assets.

bNon-income producing.

cA portion or all of the security is on loan at May 31, 2018. See Note 1(h).

dSee Note 11 regarding fair value measurements.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

fA portion or all of the security is held in connection with written option contracts open at period end.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2018, the net value of these securities was $131,122,076, representing 11.9% of net assets.

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2018, the aggregate value of these securities was $19,456,009, representing 1.8% of net assets.

iThe coupon rate shown represents the rate at period end.

jIncome may be received in additional securities and/or cash.

kDefaulted security or security for which income has been deemed uncollectible.

lSee Note 1(j) regarding senior floating rate interests.

mSee Note 8 regarding unfunded loan commitments.

nPrincipal amount is stated in 100 Mexican Peso Units.

oThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

pA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

qAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

rThe security was issued on a discount basis with no stated coupon rate.

sSee Note 1(h) regarding securities on loan.

tSee Note 3(f) regarding investments in affiliated management investment companies.

uThe rate shown is the annualized seven-day yield at period end.

vA portion or all of the security is owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(i).

wSee Note 1(c) regarding joint repurchase agreement.

xSee Note 1(e) regarding written options.

ySee Note 1(g) regarding securities sold short.

franklintempleton.com	Annual Report	59

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts[a]
Aluminum	Long	72	$4,136,850	6/18/18	$99,641
Aluminum	Short	72	4,136,850	6/18/18	(345,640)
Aluminum	Long	8	458,500	9/17/18	(14,105)
Brent Crude Oil	Long	85	6,592,600	6/29/18	(127,999)
Cocoa	Long	23	542,094	7/16/18	(29,592)
Coffee	Short	13	613,762	9/18/18	(17,587)
Copper	Long	36	6,162,750	6/18/18	(157,198)
Copper	Short	36	6,162,750	6/18/18	25,959
Copper	Long	2	342,925	9/17/18	(3,681)
Copper	Short	2	342,925	9/17/18	126
Corn	Long	71	1,398,700	7/13/18	(18,244)
Cotton No.2	Long	13	595,660	12/06/18	40,338
Gasoline RBOB	Long	37	3,357,417	6/29/18	27,600
Gold 100 Oz	Long	6	782,820	8/29/18	(553)
Hard Red Winter Wheat	Long	30	813,750	7/13/18	46,507
Low Sulphur Gas Oil	Long	53	3,613,275	7/12/18	104,644
Natural Gas	Short	57	1,682,640	6/27/18	(92,939)
NY Harbor ULSD	Long	25	2,314,830	6/29/18	26,182
Soybean Meal	Long	36	1,351,080	7/13/18	(40,428)
Soybean	Long	37	1,884,225	7/13/18	(37,287)
Sugar	Short	58	845,779	9/28/18	(17,389)
Wheat	Long	49	1,289,313	7/13/18	39,132
WTI Crude Oil	Long	31	2,078,240	6/20/18	(112,409)
Zinc	Long	41	3,183,138	6/18/18	(321,856)
Zinc	Short	41	3,183,138	6/18/18	(15,375)
Zinc	Long	32	2,480,000	9/17/18	3,107
Zinc	Short	32	2,480,000	9/17/18	(29,561)

			62,826,011		(968,607)

Equity Contracts
CAC 40 10 Euro Index[a]	Long	23	1,446,037	6/15/18	(33,368)
CME E-Mini Russell 2000 Index[a]	Long	114	9,314,940	6/15/18	294,548
DAX Index[a]	Long	4	1,474,398	6/15/18	54,163
DJIA Mini E-CBOT Index[a]	Short	40	4,883,400	6/15/18	40,367
EURO STOXX 50 Index[a]	Long	62	2,469,418	6/15/18	(92,682)
EURO STOXX 50 Index[a]	Short	267	10,634,428	6/15/18	(294,324)
FTSE 100 Index[a]	Long	53	5,403,921	6/15/18	210,106
FTSE 100 Index[a]	Short	109	11,113,725	6/15/18	(911,345)
Hang Seng Index[a]	Long	2	388,834	6/28/18	2,282
NASDAQ 100 E-Mini Index[a]	Long	47	6,558,380	6/15/18	24,518
S&P 500 E-Mini Index[a]	Short	64	8,657,600	6/15/18	77,958
SGX Nikkei 225 Stock Index[a]	Long	18	3,671,646	6/07/18	79,495
SPI 200 Index	Short	3	341,221	6/21/18	(5,452)
STOXX 600 Banks Index	Short	166	1,575,778	6/15/18	127,906
TOPIX Index[a]	Long	51	8,178,471	6/07/18	1,754

			76,112,197		(424,074)

Interest Rate Contracts
3 Month Euribor[a]	Long	407	119,188,099	6/17/19	28,216
90 Day Eurodollar[a]	Short	815	198,187,625	6/17/19	952,817
90 Day Sterling[a]	Long	318	52,355,334	6/19/19	104,007
Australian 10 Yr. Bond[a]	Long	20	1,952,484	6/15/18	21,906
Euro BUXL 30 Yr. Bond	Short	9	1,796,633	6/07/18	(92,887)
Euro-BOBL	Short	5	774,667	6/07/18	(13,911)

60	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Futures Contracts (continued)
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Interest Rate Contracts (continued)
Euro-BTP	Short	2	$295,090	6/07/18	$30,304
Euro-Bund[a]	Long	30	5,686,462	6/07/18	11,565
Euro-Bund	Short	10	1,895,488	6/07/18	(32,202)
Euro-Bund[a]	Long	17	3,221,136	9/06/18	7,186
Long Gilt[a]	Long	12	1,969,452	9/26/18	34,611
U.S. Treasury 5 Yr. Note	Short	62	7,061,218	9/28/18	(9,479)
U.S. Treasury 10 Yr. Note	Long	58	6,985,375	9/19/18	31,982
U.S. Treasury 10 Yr. Note[a]	Short	55	6,624,063	9/19/18	(52,580)
U.S. Treasury Long Bond[a]	Short	64	9,288,000	9/19/18	(196,672)
U.S. Treasury Ultra Bond	Short	18	2,871,000	9/19/18	(10,238)

			420,152,126		814,625

Total Futures Contracts					$(578,056)

*As of period end.

aA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(i).

At May 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Argentine Peso	JPHQ	Sell	20,633,151	978,144		6/04/18	$154,993	$—
Brazilian Real	JPHQ	Buy	12,241,954	3,398,029		6/04/18	5,053	(117,098)
Brazilian Real	JPHQ	Sell	12,241,954	3,326,604		6/04/18	45,673	(5,053)
Brazilian Real	MSCS	Buy	95,000	26,077		6/04/18	—	(577)
Brazilian Real	MSCS	Sell	95,000	26,956		6/04/18	1,456	—
British Pound	UBSW	Sell	793,920	905,000	EUR	6/04/18	6,207	(3,498)
Euro	UBSW	Sell	905,000	796,237	GBP	6/04/18	23,447	(23,076)
Chinese Yuan	MSCS	Buy	950,000	149,721		6/04/18	—	(1,330)
Chinese Yuan	MSCS	Sell	950,000	147,975		6/04/18	—	(416)
Euro	GSCO	Buy	60,000	71,998		6/04/18	—	(1,832)
Euro	GSCO	Sell	60,000	71,985		6/04/18	1,819	—
New Israeli Shekel	DBAB	Sell	130,000	35,906		6/04/18	—	(573)
Philippine Peso	MSCS	Buy	3,255,000	62,753		6/04/18	—	(809)
South Korean Won	JPHQ	Buy	957,764,722	890,944		6/04/18	—	(2,317)
South Korean Won	JPHQ	Sell	957,764,722	892,106		6/04/18	3,479	—
Chinese Yuan	DBAB	Buy	855,000	133,871		6/07/18	—	(336)
Czech Koruna	GSCO	Buy	1,070,000	50,363		6/07/18	—	(1,901)
Czech Koruna	GSCO	Sell	1,070,000	49,663		6/07/18	1,201	—
Japanese Yen	HSBC	Buy	6,690,000	61,323		6/07/18	206	—
Malaysian Ringgit	MSCS	Buy	270,000	68,320		6/07/18	—	(494)
Peruvian Nuevo Sol	JPHQ	Buy	2,764,571	841,574		6/07/18	3,052	—
Peruvian Nuevo Sol	JPHQ	Sell	8,376,372	2,557,082		6/07/18	418	(2,468)
Philippine Peso	DBAB	Buy	1,350,000	26,062		6/07/18	—	(375)
Philippine Peso	DBAB	Sell	1,350,000	25,813		6/07/18	126	—
Swiss Franc	MSCS	Sell	30,000	30,100		6/07/18	—	(358)
Argentine Peso	MSCS	Buy	580,000	25,607		6/08/18	—	(2,566)
Brazilian Real	MSCS	Buy	35,000	9,580		6/11/18	—	(192)
Brazilian Real	MSCS	Sell	35,000	9,703		6/11/18	315	—
Canadian Dollar	MSCS	Buy	35,000	27,008		6/11/18	—	(5)
Canadian Dollar	MSCS	Sell	35,000	27,112		6/11/18	109	—
Chinese Yuan	MSCS	Buy	235,000	36,793		6/11/18	—	(96)
Chinese Yuan	MSCS	Sell	235,000	36,878		6/11/18	181	—
Euro	DBAB	Sell	905,000	21,000,887	MXN	6/11/18	12,924	(20,982)

franklintempleton.com	Annual Report	61

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	MSCS	Buy	725,000	837,350		6/11/18	$10,968	$—
Euro	MSCS	Sell	725,000	863,098		6/11/18	14,780	—
Mexican Peso	DBAB	Sell	20,761,967	905,000	EUR	6/11/18	20,013	—
Philippine Peso	GSCO	Buy	3,160,000	60,734		6/11/18	—	(622)
Polish Zloty	MSCS	Sell	10,305,000	2,891,739		6/11/18	102,018	—
Chilean Peso	DBAB	Buy	22,015,000	35,162		6/14/18	—	(224)
Chilean Peso	DBAB	Sell	22,015,000	35,182		6/14/18	244	—
Indian Rupee	UBSW	Buy	5,895,000	87,369		6/14/18	—	(151)
Swedish Krona	MSCS	Sell	305,000	35,086		6/14/18	462	—
Canadian Dollar	BNYM	Buy	1,035,000	799,882		6/15/18	—	(1,283)
Canadian Dollar	BNYM	Sell	2,415,000	1,883,423		6/15/18	20,025	—
Colombian Peso	MSCS	Buy	3,266,660,000	1,137,852		6/15/18	—	(8,349)
Euro	BNYM	Sell	396,000	493,048		6/15/18	29,540	—
Japanese Yen	BNYM	Sell	256,966,000	2,418,572		6/15/18	53,845	—
Japanese Yen	GSCO	Buy	2,870,000	26,309		6/15/18	102	—
Japanese Yen	GSCO	Sell	2,870,000	26,053		6/15/18	—	(358)
New Zealand Dollar	UBSW	Buy	40,000	27,745		6/15/18	247	—
New Zealand Dollar	UBSW	Sell	40,000	27,453		6/15/18	—	(539)
Argentine Peso	JPHQ	Sell	10,598,670	403,759		6/18/18	—	(12,842)
Indian Rupee	JPHQ	Sell	87,618,299	1,287,085		6/18/18	—	(8,654)
Malaysian Ringgit	UBSW	Buy	105,000	26,478		6/18/18	—	(110)
Malaysian Ringgit	UBSW	Sell	105,000	26,405		6/18/18	37	—
Norwegian Krone	GSCO	Sell	505,000	63,296		6/18/18	1,534	—
Peruvian Nuevo Sol	JPHQ	Sell	2,848,295	867,721		6/18/18	—	(1,802)
Russian Ruble	MSCS	Sell	2,060,000	33,017		6/18/18	91	—
South African Rand	MSCS	Buy	435,000	35,342		6/18/18	—	(1,254)
South African Rand	MSCS	Sell	435,000	34,325		6/18/18	237	—
South Korean Won	MSCS	Sell	68,695,000	63,709		6/18/18	—	(57)
Turkish Lira	MSCS	Sell	120,000	26,784		6/18/18	473	—
Australian Dollar	DBAB	Buy	1,111,000	859,801		6/20/18	—	(19,504)
Australian Dollar	DBAB	Sell	1,111,000	874,436		6/20/18	34,138	—
British Pound	BNYM	Sell	99,478	139,867		6/20/18	7,484	—
British Pound	DBAB	Buy	2,895,000	3,966,479		6/20/18	2,622	(116,510)
British Pound	DBAB	Sell	1,677,000	2,345,277		6/20/18	113,841	(276)
Chinese Yuan	JPHQ	Sell	7,741,610	1,216,966		6/20/18	10,540	—
Danish Krone	DBAB	Buy	25,308,000	4,065,223		6/20/18	—	(83,537)
Danish Krone	DBAB	Sell	25,308,000	4,224,736		6/20/18	243,049	—
Euro	BNYM	Buy	707,389	829,767		6/20/18	716	(2,165)
Euro	BNYM	Sell	5,083,815	6,280,391		6/20/18	327,485	—
Euro	DBAB	Buy	7,866,000	9,337,997		6/20/18	—	(127,285)
Euro	DBAB	Sell	12,225,000	15,173,677		6/20/18	858,780	—
Euro	JPHQ	Buy	4,741,995	5,666,070		6/20/18	648	(114,068)
Euro	JPHQ	Sell	1,451,911	11,100,437	CNY	6/20/18	42,210	(12,474)
Euro	JPHQ	Sell	2,842,826	72,303,094	CZK	6/20/18	194,199	(245,462)
Euro	JPHQ	Sell	1,280,664	6,006,184	RON	6/20/18	87,356	(81,099)
Euro	JPHQ	Sell	9,159,834	11,116,661		6/20/18	395,060	(4,132)
Indian Rupee	JPHQ	Sell	57,409,428	876,480		6/20/18	27,676	—
Japanese Yen	DBAB	Buy	71,100,000	649,719		6/20/18	4,816	—
Japanese Yen	DBAB	Sell	226,700,000	2,075,959		6/20/18	—	(11,004)
Japanese Yen	JPHQ	Buy	5,899,329	55,243		6/20/18	—	(935)
Japanese Yen	JPHQ	Sell	5,899,329	55,699		6/20/18	1,391	—
Mexican Peso	JPHQ	Buy	50,566,601	2,669,699		6/20/18	—	(143,464)
Mexican Peso	JPHQ	Sell	50,566,601	2,726,654		6/20/18	200,418	—
Romanian Leu	JPHQ	Sell	9,991,172	2,129,683	EUR	6/20/18	109,148	(120,346)
Russian Ruble	JPHQ	Buy	360,892,540	5,814,675		6/20/18	5,296	(53,094)
Russian Ruble	JPHQ	Sell	405,270,637	6,817,869		6/20/18	341,854	—
Singapore Dollar	JPHQ	Buy	960,175	718,640		6/20/18	—	(1,208)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Singapore Dollar	JPHQ	Sell	960,175	719,125	6/20/18	$1,693	$—
South African Rand	JPHQ	Buy	44,008,500	3,636,889	6/20/18	—	(189,233)
South African Rand	JPHQ	Sell	134,685,164	10,908,370	6/20/18	367,382	(10,341)
Swiss Franc	BNYM	Buy	1,080,066	1,086,720	6/20/18	15,876	(4,690)
Swiss Franc	BNYM	Sell	2,037,542	2,141,462	6/20/18	71,262	(997)
Turkish Lira	JPHQ	Buy	30,667,235	7,171,997	6/20/18	2,100	(455,570)
Turkish Lira	JPHQ	Sell	30,626,736	7,219,860	6/20/18	510,205	—
British Pound	MSCS	Sell	100,000	135,124	6/21/18	2,040	—
Indian Rupee	JPHQ	Buy	58,869,995	860,195	6/21/18	10,105	—
Indian Rupee	JPHQ	Sell	58,869,995	863,893	6/21/18	—	(6,407)
Indonesian Rupiah	JPHQ	Buy	24,187,817,884	1,720,940	6/21/18	15,528	—
Taiwan Dollar	JPHQ	Sell	59,392,298	1,987,827	6/21/18	2,383	—
Australian Dollar[b]	MSCO	Buy	6,486,000	5,080,921	6/22/18	1,202	(176,418)
Australian Dollar[b]	MSCO	Sell	18,231,000	13,819,034	6/22/18	82,361	(52,400)
British Pound	BNYM	Sell	4,503,591	6,132,713	6/22/18	138,813	—
British Pound[b]	MSCO	Buy	14,250,000	19,967,404	6/22/18	—	(1,001,851)
British Pound[b]	MSCO	Sell	8,343,000	11,306,930	6/22/18	205,059	(1,959)
Canadian Dollar[b]	MSCO	Buy	7,343,000	5,731,370	6/22/18	2,443	(66,820)
Canadian Dollar[b]	MSCO	Sell	22,533,000	17,486,947	6/22/18	99,889	(2,880)
Czech Koruna	MSCS	Buy	550,000	25,232	6/22/18	—	(297)
Czech Koruna	MSCS	Sell	550,000	25,289	6/22/18	354	—
Euro	BNYM	Sell	14,048,408	16,741,079	6/22/18	288,378	—
Euro[b]	MSCO	Buy	14,706,000	18,278,762	6/22/18	1,536	(1,057,464)
Euro[b]	MSCO	Sell	26,017,000	31,120,097	6/22/18	662,581	(12,116)
Hong Kong Dollar	BNYM	Sell	19,791,000	2,524,114	6/22/18	—	(833)
Indian Rupee	JPHQ	Buy	59,108,704	863,746	6/22/18	9,984	—
Indian Rupee	JPHQ	Sell	59,108,704	863,973	6/22/18	—	(9,757)
Japanese Yen[b]	MSCO	Buy	3,748,877,000	34,923,252	6/22/18	55,092	(461,781)
Japanese Yen[b]	MSCO	Sell	2,057,150,000	18,921,363	6/22/18	111,999	(131,174)
Mexican Peso[b]	MSCO	Buy	154,761,000	8,298,375	6/22/18	—	(569,526)
Mexican Peso[b]	MSCO	Sell	92,546,000	4,834,185	6/22/18	212,540	(154)
New Zealand Dollar[b]	MSCO	Buy	5,584,000	4,074,309	6/22/18	44	(166,629)
New Zealand Dollar[b]	MSCO	Sell	5,959,000	4,138,577	6/22/18	6,724	(38,297)
Polish Zloty	UBSW	Buy	95,000	25,588	6/22/18	136	—
Polish Zloty	UBSW	Sell	95,000	26,037	6/22/18	313	—
South Korean Won	MSCS	Buy	27,155,000	25,146	6/22/18	64	—
South Korean Won	MSCS	Sell	27,155,000	25,113	6/22/18	—	(97)
Swiss Franc	BNYM	Buy	693,907	694,470	6/22/18	11,030	—
Swiss Franc	BNYM	Sell	295,000	298,637	6/22/18	—	(1,292)
Swiss Franc[b]	MSCO	Buy	4,409,000	4,638,263	6/22/18	6,905	(162,504)
Swiss Franc[b]	MSCO	Sell	11,942,000	12,290,288	6/22/18	173,219	(24,451)
British Pound	DBAB	Sell	481,000	646,955	6/25/18	6,681	—
Colombian Peso	MSCS	Buy	95,935,000	33,602	6/25/18	—	(444)
Japanese Yen	HSBC	Sell	2,805,000	25,523	6/25/18	—	(309)
Swiss Franc	MSCS	Sell	60,000	60,568	6/25/18	—	(452)
Euro	BOFA	Buy	3,360,000	3,884,714	6/28/18	52,252	—
Euro	BOFA	Sell	3,360,000	3,923,472	6/28/18	—	(13,494)
Euro	DBAB	Sell	183,000	213,762	6/28/18	—	(662)
Australian Dollar	BNYM	Sell	60,000	46,399	6/29/18	1,016	—
British Pound	BNYM	Sell	1,297,000	1,853,530	6/29/18	126,684	—
British Pound	MSCO	Buy	68,879	91,364	6/29/18	343	—
British Pound	MSCO	Sell	386,358	540,477	6/29/18	26,074	—
British Pound	MSCS	Buy	20,000	26,803	6/29/18	—	(175)
Canadian Dollar	BNYM	Sell	484,000	376,293	6/29/18	2,686	—
Canadian Dollar	MSCO	Buy	1,416,370	1,102,681	6/29/18	702	(10,067)
Canadian Dollar	MSCO	Sell	10,565,789	8,363,775	6/29/18	207,880	—
Colombian Peso	MSCS	Sell	780,000,000	272,251	6/29/18	2,706	—

franklintempleton.com	Annual Report	63

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Danish Krone	BNYM	Sell	6,855,458	1,152,436	6/29/18	$73,068	$—
Euro	BNYM	Buy	1,329,307	1,569,779	6/29/18	—	(12,082)
Euro	BNYM	Sell	6,629,000	8,271,466	6/29/18	503,526	—
Euro	DBAB	Buy	25,000	29,122	6/29/18	173	—
Euro	DBAB	Sell	25,000	29,417	6/29/18	122	—
Euro	MSCO	Buy	129,098	152,745	6/29/18	—	(1,466)
Euro	MSCO	Sell	915,937	1,116,520	6/29/18	43,216	—
Hong Kong Dollar	BNYM	Buy	281,000	35,913	6/29/18	—	(56)
Indian Rupee	DBAB	Sell	5,210,000	75,831	6/29/18	—	(1,121)
Indonesian Rupiah	DBAB	Sell	352,660,000	25,029	6/29/18	—	(265)
Japanese Yen	MSCO	Buy	54,541,200	498,699	6/29/18	3,727	—
Japanese Yen	MSCO	Sell	47,629,376	442,472	6/29/18	4,035	(318)
South African Rand	MSCS	Sell	30,985,000	2,442,707	6/29/18	18,303	—
South Korean Won	MSCO	Buy	295,953,750	278,475	6/29/18	—	(3,652)
South Korean Won	MSCO	Sell	295,953,750	276,467	6/29/18	1,643	—
Swedish Krona	MSCO	Buy	4,368,836	522,977	6/29/18	—	(26,403)
Swedish Krona	MSCO	Sell	1,743,865	198,091	6/29/18	—	(122)
Swiss Franc	MSCO	Buy	99,898	100,497	6/29/18	1,137	—
Swiss Franc	MSCO	Sell	437,178	452,622	6/29/18	7,848	—
Turkish Lira	MSCO	Buy	1,796,562	391,702	6/29/18	5,673	(5,239)
Norwegian Krone	MSCS	Sell	210,000	25,599	7/02/18	—	(99)
Peruvian Nuevo Sol	DBAB	Buy	275,000	83,995	7/02/18	—	(121)
Russian Ruble	MSCS	Sell	1,800,000	28,823	7/02/18	100	—
Brazilian Real	JPHQ	Buy	3,064,102	837,816	7/03/18	—	(17,680)
Euro	DBAB	Buy	105,000	130,360	7/03/18	—	(7,280)
Euro	DBAB	Sell	105,000	130,116	7/03/18	7,036	—
Chinese Yuan	MSCS	Buy	950,000	147,699	7/05/18	509	—
New Israeli Shekel	DBAB	Sell	130,000	36,523	7/05/18	—	(40)
Philippine Peso	MSCS	Buy	3,255,000	61,706	7/05/18	130	—
Taiwan Dollar	MSCS	Sell	760,000	25,384	7/05/18	—	(51)
Egyptian Pound	BZWS	Sell	17,599,307	953,498	8/16/18	—	(8,690)
Egyptian Pound	BZWS	Sell	3,962,443	215,116	8/23/18	—	(1,076)
Chinese Yuan	JPHQ	Buy	4,755,624	746,320	8/24/18	—	(7,401)
Taiwan Dollar	JPHQ	Sell	22,139,573	746,320	8/24/18	2,245	—
Egyptian Pound	JPHQ	Sell	1,446,716	77,780	8/27/18	—	(1,061)
Mexican Peso	MSCO	Sell	33,864,000	1,681,774	8/31/18	10,756	—

Total Forward Exchange Contracts						$7,703,513	$(6,084,924)

Net unrealized appreciation (depreciation)						$1,618,589

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

bA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(i).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts
Description	Periodic Payment Rate Received (Paid)	Payment Frequency		Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Buy Protection[c]

Single Name
Government of Mexico	(1.00%)	Quarterly		6/20/23	1,744,000		$32,070	$3,310	$28,760
Government of South Africa	(1.00%)	Quarterly		12/20/21	2,644,000		27,180	181,272	(154,092)
Government of South Africa	(1.00%)	Quarterly		6/20/22	1,495,000		24,661	77,628	(52,967)
Government of South Korea	(1.00%)	Quarterly		12/20/21	1,947,567		(45,250)	(56,447)	11,197
Government of South Korea	(1.00%)	Quarterly		12/20/22	262,074		(6,797)	(6,260)	(537)
Government of Turkey	(1.00%)	Quarterly		9/20/20	1,976,000		42,883	157,717	(114,834)
Government of Turkey	(1.00%)	Quarterly		12/20/20	1,723,000		43,701	104,521	(60,820)
Government of Turkey	(1.00%)	Quarterly		12/20/21	429,000		18,011	26,236	(8,225)

Traded Index
CDX.NA.HY.30	(5.00%)	Quarterly		6/20/23	1,875,000		(116,510)	(107,484)	(9,026)
CDX.NA.IG.30	(1.00%)	Quarterly		6/20/23	761,000		(11,736)	13,603	(25,339)

Contracts to Sell Protection[c,d]

Single Name
Government of Russia	1.00%	Quarterly		9/20/20	2,800,131		7,450	(339,144)	346,594	BB+
Government of Russia	1.00%	Quarterly		6/20/21	413,000		240	(30,563)	30,803	BB+
Government of Russia	1.00%	Quarterly		12/20/21	374,000		(910)	(13,889)	12,979	BB+
Government of South Africa	1.00%	Quarterly		12/20/22	874,000		(22,414)	(17,002)	(5,412)	BB+
Government of Turkey	1.00%	Quarterly		12/20/22	826,000		(52,059)	(37,352)	(14,707)	BB+

Total Centrally Cleared Swap Contracts							$(59,480)	$(43,854)	$(15,626)

OTC Swap Contracts

Contracts to Buy Protection[c]			Counterparty

Single Name
Enel SpA	(1.00%)	Quarterly	BZWS	12/20/22	320,000	EUR	(3,256)	(4,908)	1,652
Government of Turkey	(1.00%)	Quarterly	MSCS	6/20/23	425,000		30,772	31,291	(519)

Traded Index
CDX.EM.29	(1.00%)	Quarterly	MSCS	6/20/23	290,000		8,821	5,303	3,518
CDX.EM.29	(1.00%)	Quarterly	MSCS	6/20/23	450,000		13,687	14,210	(523)
CDX.EM.29	(1.00%)	Quarterly	MSCS	6/20/23	1,140,000		34,674	22,766	11,908
iTraxx Asia Ex Japan	(1.00%)	Quarterly	MSCS	6/20/23	455,000		(5,889)	(4,820)	(1,069)
iTraxx Asia Ex Japan	(1.00%)	Quarterly	MSCS	6/20/23	480,000		(6,212)	(4,751)	(1,461)
iTraxx Asia Ex Japan	(1.00%)	Quarterly	MSCS	6/20/23	240,000		(3,106)	(2,382)	(724)

Total OTC Swap Contracts							$69,491	$56,709	$12,782

Total Credit Default Swap Contracts							$10,011	$12,855	$(2,844)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

franklintempleton.com	Annual Report	65

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts
Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Fixed rate 2.11% Pay Floating rate 3 Month USD-LIBOR	Quarterly	1/05/20	57,430,000		$(180,274)
Receive Fixed rate 2.61% Pay Floating rate 3 Month USD-LIBOR	Quarterly	4/13/20	7,740,000		(6,222)
Receive Fixed rate 8.09% Pay Floating rate BRL-BRLCDI	Annually	1/04/21	14,771,285	BRL	(72,660)
Receive Fixed rate 8.95% Pay Floating rate BRL-BRLCDI	Annually	1/04/21	3,530,343	BRL	4,179
Receive Floating rate 1 Month MXN TIIE Pay Fixed rate 7.57%	Monthly	4/19/21	44,073,840	MXN	27,990
Receive Fixed rate 2.10% Pay Floating rate 3 Month CABA	Semi-Annually	9/14/21	2,900,000	CAD	(20,388)
Receive Fixed rate 2.11% Pay Floating rate 3 Month CABA	Semi-Annually	9/15/21	7,000,000	CAD	(46,296)
Receive Fixed rate 2.12% Pay Floating rate 3 Month CABA	Semi-Annually	9/15/21	7,000,000	CAD	(45,321)
Receive Fixed rate 2.07% Pay Floating rate 3 Month CABA	Semi-Annually	9/20/21	5,360,000	CAD	(41,938)
Receive Fixed rate 2.12% Pay Floating rate 3 Month CABA	Semi-Annually	9/20/21	7,000,000	CAD	(44,986)
Receive Fixed rate 2.37% Pay Floating rate 3 Month CABA	Semi-Annually	4/09/22	9,077,000	CAD	(12,733)
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.64%	Annually	3/21/23	37,444,668	CZK	2,871
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.67%	Annually	3/21/23	18,133,702	CZK	92
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.74%	Annually	3/21/23	9,453,969	CZK	(1,580)
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.80%	Annually	3/21/23	10,930,064	CZK	(3,309)
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.86%	Annually	3/21/23	39,226,029	CZK	(17,378)
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.84%	Annually	5/22/23	52,105,922	CZK	(18,571)
Receive Floating rate MIBOR Pay Fixed rate 6.67%	Annually	6/20/23	68,165,992	INR	14,995
Receive Fixed rate 10.36% Pay Floating rate BRL-BRLCDI	Annually	1/02/25	9,935,233	BRL	(53,000)
Receive Floating rate 3 Month CABA Pay Fixed rate 2.35%	Semi-Annually	9/14/27	1,200,000	CAD	18,027
Receive Floating rate 3 Month CABA Pay Fixed rate 2.37%	Semi-Annually	9/15/27	2,800,000	CAD	40,301
Receive Floating rate 3 Month CABA Pay Fixed rate 2.37%	Semi-Annually	9/15/27	2,800,000	CAD	39,300
Receive Floating rate 3 Month CABA Pay Fixed rate 2.36%	Semi-Annually	9/20/27	2,290,000	CAD	32,774
Receive Floating rate 3 Month CABA Pay Fixed rate 2.39%	Semi-Annually	9/20/27	2,800,000	CAD	35,426
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 2.43%	Semi-Annually	1/05/28	11,380,000		349,162
Receive Floating rate 3 Month CABA Receive Fixed rate 2.56%	Semi-Annually	4/09/28	3,069,000	CAD	4,554
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 2.83%	Semi-Annually	4/11/28	516,000		1,629

66	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Interest Rate Swap Contracts (continued)
Description	Payment Frequency		Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.56%	Semi-Annually		11/29/46	761,018	GBP	$11,330
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.60%	Semi-Annually		12/03/46	399,138	GBP	1,213
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.44%	Semi-Annually		1/07/47	688,548	GBP	33,833
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.41%	Semi-Annually		8/04/67	133,000	GBP	4,260
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.34%	Semi-Annually		12/14/67	431,352	GBP	27,988
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.37%	Semi-Annually		1/05/67	800,000	GBP	44,065

Total Centrally Cleared Swap Contracts						129,333

OTC Swap Contracts		Counterparty
Receive Floating rate 3 Month KLIBOR Pay Fixed rate 4.14%	Quarterly	MSCS	5/18/23	2,611,289	MYR	(8,145)
Receive Floating rate 3 Month KLIBOR Pay Fixed rate 4.14%	Quarterly	BOFA	5/21/23	2,647,855	MYR	(8,222)

Total OTC Swap Contracts						(16,367)

Total Interest Rate Swap Contracts						$112,966

*In U.S. dollars unless otherwise indicated.

At May 31, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts
Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Credit Contracts - Short[a]
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	MSCS	6/20/18	957,000		$(3,026)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	MSCS	6/20/18	964,000		4,538
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	629,000		2,902
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	904,000		(2,688)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	742,000		(923)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	3,441,000		(3,437)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	MSCS	6/20/18	930,000		(1,893)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	MSCS	6/20/18	158,000		(381)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	1,527,000		(9,406)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	MSCS	6/20/18	948,000		(1,935)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	1,685,000		(11,562)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	2,641,000		(7,617)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	822,000		(8,613)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	GSCO	6/20/18	858,000		(9,006)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	GSCO	6/20/18	977,000		(6,241)

							(59,288)

Equity Contracts - Long[b]
Accor SA	1-Month EURIBOR + 0.50%	Monthly	MSCS	1/10/19	872,779	EUR	209,041
Aetna Inc.	1-Day FEDEF + 0.40%	Monthly	MSCS	12/20/18	4,969,236		(9,952)
Air France-KLM	1-Month EURIBOR + 0.50%	Monthly	MSCS	1/10/19	41,078	EUR	(10,215)

franklintempleton.com	Annual Report	67

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Equity Contracts - Long[b] (continued)
Akzo Nobel	1-Day EONIA + 0.65%	Monthly	MSCS	9/04/19	96,454	EUR	$132
Alphabet Inc.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/20/18	1,517,537		425,418
Altaba Inc.	1-Day FEDEF + 0.40%	Monthly	MSCS	12/20/18	3,132,522		1,960,729
AngloAmerican PLC	1-Month LIBOR + 0.50%	Monthly	MSCS	1/18/19	448,109	GBP	5,217
Anima Holding SpA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/19/18	53,640	EUR	(11,490)
Antofagasta PLC	1-Month LIBOR + 0.50%	Monthly	MSCS	1/18/19	403,533	GBP	235,255
Barclays PLC	1-Month EURIBOR + 0.40%	Monthly	MSCS	4/12/19	960,794	GBP	(99,495)
BNP Paribas SA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/19/18	2,096,980	EUR	(278,310)
Caterpillar Inc.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/20/18	2,538,215		435,728
Celesio AG	1-Day EONIA + 0.65%	Monthly	MSCS	11/02/18	2,554,175	EUR	15,174
Christian Dior SE	1-Day EONIA + 0.65%	Monthly	MSCS	9/04/19	1,199,485	EUR	308,565
Cie Generale des Etablissements Michelin SCA	1-Month EURIBOR + 0.50%	Monthly	MSCS	1/10/19	358,451	EUR	(46,507)
Croda International PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/12/19	46	GBP	—
Danone SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/19/18	2,933,270	EUR	8,888
Delta Air Lines Inc.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/20/18	2,930,955		88,376
EDP Renovaveis SA	1-Day EONIA + 0.65%	Monthly	MSCS	9/04/19	567,633	EUR	78,341
Gemalto NV	1-Day EONIA + 0.65%	Monthly	MSCS	10/30/18	997	EUR	6
Hikma Pharmaceuticals PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/12/19	563,559	GBP	8,072
Iliad SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/19/18	3,296,808	EUR	(561,191)
Innogy SE	1-Day EONIA + 0.65%	Monthly	MSCS	9/04/19	1,622,376	EUR	(14,290)
ITV PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/12/19	1,949,287	GBP	35,210
Kering	1-Month EURIBOR + 0.50%	Monthly	MSCS	1/10/19	216,169	EUR	215,552
Knight-Swift Transportation Holdings Inc.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/20/18	1,462,150		338,573
Ladbrokes Coral Group PLC[c]	1-Day SONIA + 0.65%	Monthly	MSCS	2/06/19	1	GBP	143,899
LafargeHolcim Ltd.	1-Month LIBOR + 0.40%	Monthly	MSCS	7/26/18	3,293,570	CHF	(151,177)
Las Vegas Sands Corp.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/20/18	1,046,725		269,298
Melrose Industries PLC	1-Day SONIA + 0.65%	Monthly	MSCS	2/06/19	519,468	GBP	(68,064)
Monster Beverage Corp.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/20/18	1,281,524		3,867
Nestle SA	1-Month LIBOR + 0.40%	Monthly	MSCS	7/26/18	4,949,716	CHF	(207,482)
NEX Group PLC	1-Month LIBOR + 0.45%	Monthly	DBAB	7/03/18	2,640,728	GBP	33,560
NEX Group PLC	1-Day SONIA + 0.65%	Monthly	MSCS	2/06/19	1,082,928	GBP	25,920
NVR Inc.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/20/18	2,666,764		1,780,975
OneMarket Ltd.	1-Month LIBOR + 0.55%	Monthly	MSCS	2/20/20	—		25,007
Orient Overseas International Ltd.	1-Month HIBOR + 0.65%	Monthly	MSCS	1/16/19	8,012,363	HKD	2,959
Plastic Omnium SA	1-Month EURIBOR + 0.50%	Monthly	MSCS	1/10/19	709,891	EUR	240,261
Premier Oil PLC	1-Month LIBOR + 0.40%	Monthly	DBAB	1/17/19	32,637	GBP	(462)
Premier Oil PLC	1-Month LIBOR + 0.40%	Monthly	DBAB	1/17/19	93,352	GBP	(1,322)
Puma SE	1-Month EURIBOR + 0.50%	Monthly	MSCS	1/10/19	—	EUR	41,258
Reckitt Benckiser Group PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/12/19	1,354,770	GBP	8,375
Rio Tinto PLC	1-Month LIBOR + 0.50%	Monthly	MSCS	9/20/18	2,735,536		720,520
Rio Tinto PLC	1-Month LIBOR + 0.50%	Monthly	MSCS	1/18/19	775,222	GBP	209,265
RSA Insurance Group PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/12/19	1,204,061	GBP	(9,016)
RWE AG	1-Day EONIA + 0.65%	Monthly	MSCS	10/30/18	1,550,846	EUR	(73,948)
Ryanair Holdings PLC	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/19/18	1,301,181	EUR	80,837
Shire PLC	1-Day FEDEF + 1.25%	Monthly	MSCS	2/20/20	3,232,598		(102,281)
Sky PLC	1-Month LIBOR + 0.45%	Monthly	DBAB	7/03/18	3,302,299	GBP	(72,142)
Sky PLC	1-Day SONIA + 0.65%	Monthly	MSCS	2/06/19	2,717,636	GBP	1,414,329
Smith & Nephew PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/12/19	725,260	GBP	44,167
Smiths Group PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/12/19	1,239,821	GBP	86,506
Smurfit Kappa Group PLC	1-Month LIBOR + 0.45%	Monthly	DBAB	6/18/19	586,048	EUR	35,451
Societe Generale SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/19/18	1,902,102	EUR	(199,687)
Sports Direct International PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/12/19	785,609	GBP	(16,394)
Take-Two Interactive Software Inc.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/20/18	1,585,413		382,541

68	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Equity Contracts - Long[b] (continued)
Tencent Holdings Ltd.	1-Day HONIX + 0.95%	Monthly	MSCS	7/09/19	7,362,131	HKD	$42,550
Tribune Media Co.	1-Day FEDEF + 0.40%	Monthly	MSCS	12/21/18	1,267,397		(48,143)
UBM PLC	1-Month LIBOR + 0.45%	Monthly	DBAB	7/03/18	3,103,328	GBP	173,195
UBM PLC	1-Day SONIA + 0.65%	Monthly	MSCS	2/06/19	1,606,973	GBP	235,458
Unibail-Rodamco SE	1-Day FEDEF + 0.65%	Monthly	MSCS	2/20/20	—		400,955
Vodafone Group PLC	1-Day SONIA + 0.65%	Monthly	MSCS	2/06/19	1,552,063	GBP	(236,700)

							8,551,162

Equity Contracts - Short[a]
Adidas AG	1-Day EONIA - 0.35%	Monthly	MSCS	12/19/18	1,667,750	EUR	(31,441)
Akamai Technologies Inc.	1-Month LIBOR	Monthly	JPHQ	6/29/18	723,523		(7,663)
Alibaba Group Holding Ltd.	1-Day FEDEF - 0.35%	Monthly	MSCS	12/20/18	2,958,816		(686,598)
Altaba Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	815,937		(7,065)
AMAG Pharmaceuticals Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	184,450		(10,044)
Apollo Commercial Real Estate Finance Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	458,808		(6,948)
ASM Pacific Technology Ltd.	1-Month LIBOR - 1.00%	Monthly	DBAB	7/19/18	4,545,100	HKD	14,801
ASM Pacific Technology Ltd.	1-Month HIBOR - 0.75%	Monthly	BNPP	7/27/18	10,547,040	HKD	2,645
AT&T Inc.	1-Day FEDEF - 0.35%	Monthly	MSCS	12/20/18	390,863		50,542
Atlassian Corp. PLC	1-Day FEDEF	Monthly	MSCS	6/11/18	92,918		(10,575)
Ayala Land Inc.	1-Month LIBOR - 2.21%	Monthly	DBAB	7/20/18	427,938		25,768
Ayala Land Inc.	1-Month LIBOR - 0.40%	Monthly	BNPP	2/27/19	168,568		6,034
CME Group Inc.	1-Day SONIA - 0.35%	Monthly	MSCS	5/19/20	569,716	GBP	(23,137)
Consumer Discretionary Select Sector SPDR ETF	1-Day FEDEF	Monthly	MSCS	11/08/19	1,557,400		(234,952)
Consumer Staples Select Sector SPDR ETF	1-Day FEDEF - 0.15%	Monthly	MSCS	11/08/19	703,498		17,851
CP All PCL	1-Month LIBOR - 1.00%	Monthly	DBAB	2/06/19	320,388		17,607
CP All PCL	1-Month LIBOR - 0.75%	Monthly	BNPP	3/27/19	1,643,861		4,680
Ctrip.com International Ltd.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	151,639		(7,804)
CVS Health Corp.	1-Day FEDEF - 0.35%	Monthly	MSCS	12/20/18	857,982		18,339
Dassault Aviation SA	1-Month LIBOR - 0.50%	Monthly	DBAB	4/24/19	328,337	EUR	5,688
DHT Holdings Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	11,977		(1,310)
DISH Network Corp.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	319,388		24,601
El Group PLC	1-Month LIBOR - 0.40%	Monthly	BNPP	6/27/19	199,660	GBP	(10,585)
Envestnet Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	96,485		2,801
Five9 Inc.	1-Month LIBOR	Monthly	JPHQ	6/26/18	210,380		(23,383)
Haitian International Holdings Ltd.	1-Month LIBOR - 0.40%	Monthly	DBAB	7/19/18	2,301,001	HKD	(18,133)
Haitian International Holdings Ltd.	1-Month HIBOR - 0.40%	Monthly	BNPP	9/28/18	1,096,950	HKD	(6,231)
Hannon Armstrong Sustainable Infrastructure Capital Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	237,283		7,286
Hurricane Energy PLC	1-Month LIBOR - 0.60%	Monthly	BNPP	12/31/18	330,599		(10,930)
IHH Healthcare Bhd	1-Month LIBOR - 3.11%	Monthly	DBAB	9/20/18	212,521	SGD	796
Informa PLC	1-Month LIBOR - 0.40%	Monthly	DBAB	7/03/18	2,580,233	GBP	(172,260)
Informa PLC	1-Day SONIA - 0.35%	Monthly	MSCS	9/04/19	1,315,492	GBP	(247,406)
Insulet Corp.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	870,331		(68,328)
InterDigital Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	1,097,296		6,156
Invacare Corp.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	743,730		26,514
iShares STOXX Europe 600 UCITS ETF	1-Day EONIA - 0.63%	Monthly	MSCS	1/10/19	16,928	EUR	(312)
j2 Global Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	2,040,435		17,961
Larsen & Toubro Ltd.	1-Month LIBOR - 2.50%	Monthly	DBAB	3/19/19	182,066		(1,922)
Liberty Media Corp-Liberty Formula One	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	590,010		(24,989)

franklintempleton.com	Annual Report	69

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Equity Contracts - Short[a] (continued)
LVMH Moet Hennessy Louis Vuitton SE	1-Day EONIA - 0.40%	Monthly	MSCS	10/30/18	1,141,677	EUR	$(273,971)
LVMH Moet Hennessy Louis Vuitton SE	1-Day EONIA - 0.40%	Monthly	MSCS	12/19/18	1,169,692	EUR	(22,512)
Molina Healthcare Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	574,545		1,598
New Relic Inc.	1-Day FEDEF	Monthly	MSCS	7/02/18	217,200		(36,601)
Nice Ltd.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	1,106,868		(36,991)
Nyrstar NV	1-Month EURIBOR - 0.45%	Monthly	BNPP	11/28/18	90,881	EUR	1,770
Nyrstar NV	1-Month LIBOR - 3.50%	Monthly	DBAB	1/17/19	168,622	EUR	11,850
Oita Bank Ltd.	1-Month LIBOR - 0.40%	Monthly	DBAB	11/16/18	192,516		490
Pacific Basin Shipping Ltd.	1-Month LIBOR - 1.31%	Monthly	DBAB	7/19/18	1,106,768	HKD	(697)
Premier Oil PLC	1-Month LIBOR - 7.00%	Monthly	DBAB	1/17/19	75,164	GBP	(8,752)
Premier Oil PLC	1-Month LIBOR - 7.00%	Monthly	BNPP	5/30/19	114,211	GBP	(18,515)
Redwood Trust Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	574,601		2,121
S&P 500 Total Return Index	1-Day FEDEF - 0.20%	Monthly	MSCS	11/08/19	2,001,868		(122,944)
ServiceNow Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	535,001		(12,625)
Ship Finance International Ltd.	1-Month LIBOR - 0.57%	Monthly	DBAB	6/15/19	1,784,387		25,557
Sinclair Broadcast Group Inc.	1-Day FEDEF - 0.35%	Monthly	MSCS	2/06/19	236,148		22,004
SKF AB	1-Week STIBOR - 0.50%	Monthly	MSCS	8/20/19	45,806	SEK	(402)
Starwood Property Trust Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	99,932		(920)
SubSea 7 SA	1-Month EURIBOR - 0.65%	Monthly	BNPP	7/29/19	645,249	EUR	(20,569)
Suntec Real Estate Investment Trust	1-Month SIBOR - 0.75%	Monthly	BNPP	2/27/19	609,840	SGD	23
Takeda Pharmaceutical Co. Ltd.	1-Day FEDEF - 0.40%	Monthly	MSCS	5/21/20	1,028,414		43,807
The Medicines Co.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	1,380,279		(74,224)
The Walt Disney Co.	1-Day FEDEF - 0.35%	Monthly	MSCS	12/20/18	2,828,351		142,788
Toho Holdings Co. Ltd.	1-Month LIBOR - 0.40%	Monthly	DBAB	11/16/18	112,952,400	JPY	55,531
Tohoku Electric Power Co. Inc.	1-Month LIBOR - 0.40%	Monthly	DBAB	11/16/18	1,771,200	JPY	955
Tukey Hava Yollari AO	1 Day FEDEF - 0.75%	Monthly	MSCS	5/19/20	408,639		(13,414)
Unilever NV	1-Day EONIA - 0.35%	Monthly	MSCS	12/19/18	1,404,173	EUR	(14,122)
UnitedHealth Group Inc.	1-Day FEDEF - 0.35%	Monthly	MSCS	12/20/18	726,136		(28,729)
Utilities Select Sector SPDR Fund	1-Day FEDEF - 0.15%	Monthly	MSCS	11/08/19	1,977,450		102,026
Vocera Communications Inc.	1-Day FEDEF	Monthly	MSCS	7/11/18	77,792		(8,606)
Weir Group PLC	1-Day SONIA - 0.63%	Monthly	MSCS	1/18/19	203,457	GBP	(6,795)
Workday Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	588,960		11,234
Wright Medical Group Inc.	1-Month LIBOR - 0.35%	Monthly	DBAB	6/15/19	1,092,787		(45,024)
Yamada Denki Co. Ltd.	1-Month LIBOR - 1.00%	Monthly	DBAB	11/16/18	89,937,540	JPY	(25,904)
Yamagata Bank Ltd.	1-Month LIBOR - 1.50%	Monthly	DBAB	11/16/18	267,610		(6,853)
Yamaguchi Financial Group Inc.	1-Month LIBOR - 0.40%	Monthly	DBAB	11/16/18	3,960,298		184,853
Yuexiu Transport Infrastructure Ltd.	1-Month LIBOR - 1.88%	Monthly	DBAB	7/19/18	4,951,836	HKD	(15,934)
Yuexiu Transport Infrastructure Ltd	1-Month HIBOR - 0.15%	Monthly	BNPP	4/29/19	9,075,008	HKD	(19,079)

							(1,569,522)

Fixed Income Contracts - Long[b]
Airbus SE	1-Month LIBOR + 1.00%	Monthly	DBAB	4/24/19	389,850	EUR	(9,210)
Altaba Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	943,013		9,599
AMAG Pharmaceuticals Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	378,470		14,764
Apollo Commercial Real Estate Finance Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	861,974		6,890
Asia View Ltd	1-Month LIBOR + 0.90%	Monthly	BNPP	4/29/19	856,153		5,242
Asia View Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	8/20/18	1,150,177		(2,830)
ASM Pacific Technology Ltd.	1-Month HIBOR + 0.90%	Monthly	BNPP	6/27/19	13,885,847	HKD	1,784
ASM Pacific Technology Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	5/20/19	9,390,778	HKD	(16,586)

70	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Fixed Income Contracts - Long[b] (continued)
AYC Finance Ltd.	1-Month LIBOR + 1.00%	Monthly	BNPP	2/27/19	754,771		$(10,939)
AYC Finance Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	5/20/19	610,075		7,446
Carillion Finance White 2015 Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	7/19/18	11,000	GBP	39,766
CP Foods Holdings Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	8/20/18	481,790		(22,976)
CP Foods Holdings Ltd.	1-Month LIBOR + 0.75%	Monthly	BNPP	3/27/19	1,830,103		7,153
Ctrip.com International Ltd.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	569,561		1,443
DHT Holdings Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	308,459		3,317
DISH Network Corp.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	833,528		22,512
Enterprise Funding Ltd	1-Month LIBOR + 0.80%	Monthly	BNPP	6/27/19	797,459	GBP	24,992
Envestnet Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	198,839		(3,228)
Haitian International Holdings Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	5/20/19	1,075,222		7,006
Hannon Armstrong Sustainable Infrastructure Capital Inc.	1-Month LIBOR + 0.40%	Monthly	DBAB	6/15/19	1,360,573		2,189
Hurricane Energy PLC	1-Month LIBOR + 0.80%	Monthly	BNPP	11/28/18	530,692		(691)
Indah Capital Ltd.	1-Month LIBOR + 1.00%	Monthly	DBAB	9/19/18	271,000	SGD	(4,974)
Insulet Corp.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	1,043,034		71,516
InterDigital Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	1,913,653		(9,883)
Invacare Corp.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	1,203,795		(27,233)
j2 Global Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	2,765,490		(8,893)
Larsen & Toubro Ltd.	1-Month LIBOR + 1.50%	Monthly	DBAB	2/20/19	537,067		232
Liberty Media Corp-Liberty Formula One	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	1,182,915		35,784
Molina Healthcare Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	609,023		(289)
Nice Systems Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	1,496,997		64,354
Nyrstar NV	1-Month EURIBOR + 0.80%	Monthly	BNPP	11/28/18	714,764	EUR	(2,989)
Nyrstar NV	1-Month LIBOR + 0.90%	Monthly	DBAB	1/17/19	508,702	EUR	(83)
Oita Bank Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	12/19/18	824,000		(32,437)
PB Issuer No. 4 Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	8/20/18	1,008,347		16,821
Redwood Trust Inc	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	1,835,892		(2,882)
ServiceNow Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	698,098		19,118
Ship Finance International Ltd	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	1,506,912		(8,115)
Ship Finance International Ltd.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	251,530		312
Siem Industries Inc	1-Month EURIBOR + 0.80%	Monthly	BNPP	7/29/19	891,713	EUR	30,731
Starwood Property Trust Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	924,075		5,605
Suntec Real Estate Investment Trust	1-Month SIBOR + 0.75%	Monthly	BNPP	2/27/19	2,253,079	SGD	6,630
The Medicines Co.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	2,739,054		84,931
Toho Holdings Co. Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	11/16/18	141,539,750	JPY	(56,554)
Tohoku Electric Power Co. Inc.	1-Month LIBOR + 0.90%	Monthly	DBAB	11/16/18	49,607,500	JPY	345
Workday Inc.	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	673,864		(7,830)
Wright Medical Group NV	1-Month LIBOR + 0.75%	Monthly	DBAB	6/15/19	1,704,463		59,268
Yamada Denki Co. Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	11/16/18	120,622,337	JPY	1,816
Yamagata Bank Ltd.	1-Month LIBOR + 0.90%	Monthly	DBAB	12/19/18	1,779,750		24,895
Yamaguchi Financial Group Inc.	1-Month LIBOR + 0.90%	Monthly	DBAB	12/19/18	4,159,050		(186,819)

							161,020

Total Return Swap Contracts							$7,083,372

*In U.S. dollars unless otherwise indicated.

aThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

bThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

cFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

See Note 9 regarding other derivative information.

See Abbreviations on page 92.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

May 31, 2018

Franklin K2 Alternative Strategies Fund

Assets:
*Investments in securities:
Cost - Unaffiliated issuers	$928,276,739
Cost - Non-controlled affiliates (Note 3f)	10,700,000
Cost - Unaffiliated repurchase agreements	5,315,515

Value - Unaffiliated issuers	$1,031,274,420
Value - Non-controlled affiliates (Note 3f)	10,700,000
Value - Unaffiliated repurchase agreements	5,315,515
Cash	36,936,374
Restricted Cash for OTC derivative contracts (Note 1f)	40,000
Foreign currency, at value (cost $6,449,971)	6,395,422
Receivables:
Investment securities sold	15,249,480
Capital shares sold	6,826,742
Dividends and interest	4,968,882
Deposits with brokers for:
Exchange traded options written	39,229
Securities sold short	223,833,812
OTC derivative contracts	20,057,850
Futures contracts	6,104,058
Centrally cleared swap contracts	5,099,703
Due from brokers	3,571,187
Variation margin on centrally cleared swap contracts	350,861
OTC swap contracts (upfront payments $74,827)	73,570
Unrealized appreciation on OTC forward exchange contracts	7,703,513
Unrealized appreciation on OTC swap contracts	12,227,086
Unrealized appreciation on unfunded loan commitments (Note 8)	1,744
Other assets	16,142

Total assets	1,396,785,590

Liabilities:
Payables:
Investment securities purchased	24,431,849
Capital shares redeemed	4,643,217
Management fees	1,588,472
Distribution fees	71,041
Transfer agent fees	95,890
Variation margin on futures contracts	437,953
OTC swap contracts (upfront receipts $17,923)	16,861
Options written, at value (premiums received $561,837)	428,343
Securities sold short, at value (proceeds $233,394,295)	238,251,897
Payable upon return of securities loaned	11,833,654
Due to brokers	2,174,777
Unrealized depreciation on OTC forward exchange contracts	6,084,924
Unrealized depreciation on OTC swap contracts	5,147,299
Accrued expenses and other liabilities	438,161

Total liabilities	295,644,338

Net assets, at value	$1,101,141,252

Net assets consist of:
Paid-in capital	$1,025,994,820
Distributions in excess of net investment income	(14,677,700)
Net unrealized appreciation (depreciation)	106,416,341
Accumulated net realized gain (loss)	(16,592,209)

Net assets, at value	$1,101,141,252

*Includes securities loaned	$11,448,933

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2018

Franklin K2 Alternative Strategies Fund

Class A:
Net assets, at value	$119,213,846

Shares outstanding	10,471,553

Net asset value per share[a]	$11.38

Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.07

Class C:
Net assets, at value	$53,196,252

Shares outstanding	4,730,226

Net asset value and maximum offering price per share[a]	$11.25

Class R:
Net assets, at value	$648,198

Shares outstanding	56,766

Net asset value and maximum offering price per share	$11.42

Class R6:
Net assets, at value	$31,805,163

Shares outstanding	2,786,280

Net asset value and maximum offering price per share	$11.41

Advisor Class:
Net assets, at value	$896,277,793

Shares outstanding	78,592,608

Net asset value and maximum offering price per share	$11.40

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2018

Franklin K2 Alternative Strategies Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$5,928,560
Interest:
Unaffiliated issuers	22,209,684
Income from securities loaned (net of fees and rebates)	16,142

Total investment income	28,154,386

Expenses:
Management fees (Note 3a)	20,726,857
Distribution fees: (Note 3c)
Class A	298,451
Class C	535,543
Class R	2,960
Transfer agent fees: (Note 3e)
Class A	116,708
Class C	52,344
Class R	579
Class R6	16,363
Advisor Class	752,454
Custodian fees (Note 4) .	128,908
Reports to shareholders	68,323
Registration and filing fees	137,219
Professional fees	415,468
Trustees fees and expenses	399,782
Dividends and interest on securities sold short	4,156,544
Other	119,264

Total expenses	27,927,767
Expense reductions (Note 4)	(211,884)
Expenses waived/paid by affiliates (Note 3g)	(2,109,802)

Net expenses	25,606,081

Net investment income	2,548,305

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	60,579,362
Written options	472,914
Foreign currency transactions	184,581
Forward exchange contracts	(10,807,152)
Futures contracts	(6,973,071)
Securities sold short	(30,849,741)
Swap contracts	4,510,281

Net realized gain (loss)	17,117,174

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	10,599,614
Translation of other assets and liabilities denominated in foreign currencies	(220,379)
Forward exchange contracts	5,450,549
Written options	29,098
Futures contracts	2,089,115
Securities sold short	1,642,848
Swap contracts	1,314,175

Net change in unrealized appreciation (depreciation)	20,905,020

Net realized and unrealized gain (loss)	38,022,194

Net increase (decrease) in net assets resulting from operations	$40,570,499

*Foreign taxes witheld on dividends	$172,919

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$2,548,305	$3,232,356
Net realized gain (loss)	17,117,174	26,907,437
Net change in unrealized appreciation (depreciation)	20,905,020	39,080,717

Net increase (decrease) in net assets resulting from operations	40,570,499	69,220,510

Distributions to shareholders from:
Net investment income:
Class A	(1,546,194)	(630,342)
Class C	(285,639)	—
Class R	(5,635)	(2,647)
Class R6	(2,505,528)	(2,240,746)
Advisor Class	(11,772,288)	(4,861,190)

Total distributions to shareholders	(16,115,284)	(7,734,925)

Capital share transactions: (Note 2)
Class A	(2,755,965)	(65,872,266)
Class C	(3,461,065)	(18,888,454)
Class R	38,619	231,379
Class R6	(238,755,438)	(14,356,196)
Advisor Class	206,066,759	(83,686,963)

Total capital share transactions	(38,867,090)	(182,572,500)

Net increase (decrease) in net assets	(14,411,875)	(121,086,915)
Net assets:
Beginning of year	1,115,553,127	1,236,640,042

End of year	$1,101,141,252	$1,115,553,127

Undistributed net investment income included in net assets:
End of year	$—	$6,072,954

Distributions in excess of net investment income included in net assets:
End of year	$(14,677,700)	$—

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin K2 Alternative Strategies Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Alternative Strategies Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based

76	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to

franklintempleton.com	Annual Report	77

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Statement of Investments, had been entered into on May 31, 2018.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to commodity price, interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial

78	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Derivative Financial Instruments (continued)

margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts, if any, are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate, equity price and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At May 31, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

h. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of the loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment in cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligations to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

i. Investments in K2 Holdings Investment Corp. (K2 Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the K2 Subsidiary. The K2 Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2018, the K2 Subsidiary’s investments, as well as any other assets and liabilities of the K2 Subsidiary, are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the K2 Subsidiary. All intercompany transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the K2 Subsidiary’s income. Net losses incurred by the K2 Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the K2 Subsidiary to offset income from

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

i. Investments in K2 Holdings Investment Corp. (K2 Subsidiary) (continued)

prior or future years. At May 31, 2018, the net assets of the K2 Subsidiary were $18,422,720, representing 1.7% of the Fund’s consolidated net assets. The Fund’s investment in the K2 Subsidiary is limited to 25% of consolidated assets.

j. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

k. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2018, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

l. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

m. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

n. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,176,630	$35,979,221	2,844,434	$30,795,994
Shares issued in reinvestment of distributions	129,508	1,467,319	55,946	603,102
Shares redeemed	(3,551,224)	(40,202,505)	(8,995,275)	(97,271,362)

Net increase (decrease)	(245,086)	$(2,755,965)	(6,094,895)	$(65,872,266)

Class C Shares:
Shares sold	1,190,986	$13,334,868	930,313	$9,991,199
Shares issued in reinvestment of distributions	23,870	268,067	—	—
Shares redeemed	(1,527,860)	(17,064,000)	(2,694,807)	(28,879,653)

Net increase (decrease)	(313,004)	$(3,461,065)	(1,764,494)	$(18,888,454)

Class R Shares:
Shares sold	13,905	$158,094	23,673	$256,901
Shares issued in reinvestment of distributions	496	5,635	245	2,647
Shares redeemed	(11,085)	(125,110)	(2,617)	(28,169)

Net increase (decrease)	3,316	$38,619	21,301	$231,379

Class R6 Shares:
Shares sold	532,029	$6,021,672	819,703	$8,933,673
Shares issued in reinvestment of distributions	220,254	2,497,684	207,304	2,236,814
Shares redeemed	(21,717,786)	(247,274,794)	(2,353,888)	(25,526,683)

Net increase (decrease)	(20,965,503)	$(238,755,438)	(1,326,881)	$(14,356,196)

Advisor Class Shares:
Shares sold	32,825,857	$372,819,294	20,997,587	$228,852,167
Shares issued in reinvestment of distributions	757,060	8,585,060	340,700	3,676,152
Shares redeemed	(15,458,901)	(175,337,595)	(29,140,039)	(316,215,282)

Net increase (decrease)	18,124,016	$206,066,759	(7,801,752)	$(83,686,963)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund and K2 Subsidiary pay an investment management fee to K2 Advisors of 1.90% per year of the average daily net assets of the Fund and K2 Subsidiary. Management fees paid by the Fund are reduced on assets invested in the K2 Subsidiary, in an amount not to exceed the management fees paid by the K2 Subsidiary.

Prior to October 1, 2017, the Fund and K2 Subsidiary paid fees to K2 Advisors of 2.05% per year of the average daily net assets of the Fund and K2 Subsidiary.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund or K2 Subsidiary. The subadvisory fees are paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

Subadvisors
Basso Capital Management, L.P.
Chatham Asset Management, LLC
Chilton Investment Company, LLC
Emso Asset Management Limited
Graham Capital Management, L.P.
Halcyon Arbitrage IC Management LP
Impala Asset Management, LLC
Jennison Associates, LLC
Lazard Asset Management, LLC
Loomis Sayles & Company, L.P.
P. Schoenfeld Asset Management L.P.
Portland Hill Capital LLP
Wellington Management Company, LLP

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund and K2 Subsidiary. The fee is paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$48,514
CDSC retained	$3,853

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2018, the Fund paid transfer agent fees of $938,448, of which $309,186 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended May 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.40%	—	16,889,000	(6,189,000)	10,700,000	$10,700,000	$9,648	$—	$—

g. Waiver and Expense Reimbursements

K2 Advisors and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and expenses related to securities sold short) for each class of the Fund do not exceed 1.95%, and Class R6 does not exceed 1.85% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to October 1, 2017, expenses for Class R6 were limited to 1.86%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

3. Transactions with Affiliates (continued)

h. Other Affiliated Transactions

At May 31, 2018, the shares of the Fund were owned by the following entities:

	Shares	Percentage of Outstanding Shares[a]
Franklin NextStep Moderate Fund	12,562	—%[b]
Franklin NextStep Growth Fund	6,910	—%[b]

	19,472	—%[b]

aInvestment activities of significant shareholders could have a material impact on the Fund.

bRounds to less than 0.1%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2018, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended May 31, 2018, the Fund utilized $19,879,174 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At May 31, 2018, the Fund deferred late-year ordinary losses of $4,481,585.

The tax character of distributions paid during the years ended May 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from ordinary income	$16,115,284	$7,734,925

At May 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and long term capital gains for income tax purposes were as follows:

Cost of investments	$753,601,191

Unrealized appreciation	$120,597,711
Unrealized depreciation	(57,125,456)

Net unrealized appreciation (depreciation)	$63,472,255

Distributable earnings – undistributed long term capital gains	$16,171,916

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of investments in the K2 Subsidiary and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from the capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2018, aggregated $2,291,408,106 and $2,308,430,902, respectively.

At May 31, 2018, in connection with securities lending transactions, the Fund loaned equity investments and corporate bonds and notes and received $11,833,654 of cash collateral. The gross amounts of recognized liability for such transactions is included in payable upon return of securities loaned in the Consolidated Statement of Assets and Liabilities. The agreements can be terminated at any time.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

The Fund sold certain long positions held in the portfolio and simultaneously entered into total return swaps on the positions, retaining substantially all of the exposure to the economic return and the related risks on the long positions. At May 31, 2018, the transfers of financial assets accounted for as sales were as follows:

	At Original Transactions Dates		At Year Ended May 31, 2018
	Cost Basis of Positions Sold	Gross Cash Received for Positions Sold	Fair Value of Transferred Assets[a]	Gross Derivative Assets Recorded[b]	Gross Derivative Liabilities Recorded[b]
Sales and total return swaps	$1,818,478	$1,835,892	$(2,882)	$1,833,010	$(1,835,892)

a$2,822 of gross derivative liabilities are included as unrealized depreciation on OTC swap contracts in the Consolidated Statement of Assets and Liabilities. See Note 9 regarding other derivative information.

bBalances are presented on a gross basis, based on each leg of the swap contract, before the application of counterparty and cash collateral offsetting.

See Notes 1(e) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $10,097,338, representing 0.9% of the Fund’s net assets. For information as to specific securities, see the accompanying Consolidated Statement of Investments.

8. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily. Funded portions of credit agreements are presented in the Consolidated Statements of Investments.

At May 31, 2018, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Gavilan Resources LLC, Initial Term Loan	$35,000
GFL Environmental, Initial U.S. Term Loan	100,250
GTT Communications Inc., Term Loan	181,105
JBS USA LLC / Finance Inc., Initial Term Loan	64,654
Microchip Technology Inc., Term Loan	110,000
Tectum Holdings Inc., Term Loan	216,366
Telenet Financing USD LLC, Term Loan	128,182
TransDigm Group Inc., New Tranche G Term Loan	232,177
Unitymedia Hessen GmbH & Co. KG, Term Loan	80,000
Vistra Energy Corp., Term Loan	202,542
Wyndham Hotels, Term Loan	65,000

$1,415,276

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

9. Other Derivative Information

At May 31, 2018, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$4,351	[a]
	Variation margin on futures contracts	1,222,594	[b]	Variation margin on futures contracts	$407,969	[b]
	Variation margin on centrally cleared swap contracts	693,989	[b]	Variation margin on centrally cleared swap contracts	564,656	[b]
	Unrealized appreciation on OTC swap contracts	576,461		Unrealized depreciation on OTC swap contracts	431,808
Foreign exchange contracts	Investments in securities, at value	30,634	[a]
	Unrealized appreciation on OTC forward exchange contracts	7,703,513		Unrealized depreciation on OTC forward exchange contracts	6,084,924
Credit contracts	Variation margin on centrally cleared swap contracts	430,333	[b]	Variation margin on centrally cleared swap contracts	445,959	[b]
	OTC swap contracts (upfront payments)	73,570		OTC swap contracts (upfront receipts)	16,861
	Unrealized appreciation on OTC swap contracts	24,518		Unrealized depreciation on OTC swap contracts	71,024
Equity contracts	Investments in securities, at value	2,106,215	[a]	Options written, at value	428,343
	Variation margin on futures contracts	913,097	[b]	Variation margin on futures contracts	1,337,171	[b]
	Unrealized appreciation on OTC swap contracts	11,626,107		Unrealized depreciation on OTC swap contracts	4,644,467
Commodity contracts	Variation margin on futures contracts	413,236	[b]	Variation margin on futures contracts	1,381,843	[b]

Totals		$25,818,618			$15,815,025

aPurchased option contracts are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

For the year ended May 31, 2018, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Investments	$(16,517)[a]	Investments	$(76,237)[a]
			Written options	18,653
	Futures contracts	(2,367,275)	Futures contracts	453,524
	Swap contracts	5,771,622	Swap contracts	836,396
Foreign exchange contracts	Investments	(89,064)[a]	Investments	85,600 [a]
	Foreign exchange contracts	(10,807,152)	Forward exchange contracts	5,450,549
	Swap contracts	(263,679)	Swap contracts	(45,942)
Credit contracts	Swap contracts	(582,633)	Swap contracts	481,539
Equity contracts	Investments	(3,907,473)[a]	Investments	(1,128,179)[a]
	Written options	472,914	Written options	10,445
	Futures contracts	(8,258,682)	Futures contracts	2,779,633
	Swap contracts	(415,029)	Swap contracts	42,182
Commodity contracts	Futures contracts	3,652,886	Futures contracts	(1,144,042)

Totals		$(16,810,082)		$7,764,121

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended May 31, 2018, the average month end notional amount of futures contracts, options and swap contracts represented $599,885,246, $9,505,756 and $423,023,190, respectively. The average month end contract value of forward exchange contracts was $333,492,141.

At May 31, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$7,703,513	$6,084,924
Options Purchased	33,766	—
Options Written	—	—
Swap Contracts	12,300,656	5,164,160

Total	$20,037,935	$11,249,084

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

9. Other Derivative Information (continued)

At May 31, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Received[a]	Cash Collateral Received[a]	Net Amount (Not Less than Zero)
Counterparty
BNPP	$91,684	$(91,684)	$—	$—	$—
BNYM	1,671,434	(23,398)	(1,648,036)	—	—
BOFA	52,252	(21,716)	—	(30,536)	—
BZWS	1,652	(1,652)	—	—	—
DBAB	2,521,502	(1,411,570)	—	—	1,109,932
GSCO	4,656	(4,656)	—	—	—
HSBC	206	(206)	—	—	—
JPHQ	7,957	(7,957)	—	—	—
JPHQ[c]	2,545,034	—	—	—	2,545,034
MSCO	313,034	(47,267)	—	—	265,767
MSCO[d]	1,621,594	(1,621,594)	—	—	—
MSCS	251,961	(49,450)	—	—	202,511
MSCS[c]	10,924,582	—	—	—	10,924,582
UBSW	30,387	(27,374)	—	—	3,013

Total	$20,037,935	$(3,308,524)	$(1,648,036)	$(30,536)	$15,050,839

At May 31, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Pledged[b]	Cash Collateral Pledged[a]	Net Amount (Not Less than Zero)
Counterparty
BNPP	$100,528	$(91,684)	$—	$(8,844)	$—
BNYM	23,398	(23,398)	—	—	—
BOFA	21,716	(21,716)	—	—	—
BZWS	14,674	(1,652)	—	—	13,022
DBAB	1,411,570	(1,411,570)	—	—	—
GSCO	19,960	(4,656)	—	—	15,304
HSBC	309	(206)	—	—	103
JPHQ	80,346	(7,957)	—	—	72,389
JPHQ[c]	1,618,912	—	—	—	1,618,912
MSCO	47,267	(47,267)	—	—	—
MSCO[d]	3,926,721	(1,621,594)	—	(2,305,127)	—
MSCS	49,450	(49,450)	—	—	—
MSCS[c]	3,906,859	—	—	—	3,906,859
UBSW	27,374	(27,374)	—	—	—

Total	$11,249,084	$(3,308,524)	$—	$(2,313,971)	$5,626,589

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bSee the accompanying Consolidated Statement of Investments for securities pledged as collateral for derivatives.

cRepresents derivatives not subject to an ISDA master agreement.

dRepresents derivatives owned by the K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(i).

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 92.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2018, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

11. Fair Value Measurements (continued)

A summary of inputs used as of May 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3		Total

Assets:
Investments in Securities:[a]
Common Stocks and Other Equity Interests	$521,602,350	$174,808		$3,550,727	[b]	$525,327,885
Exchange Traded Funds	693,158	—		—		693,158
Convertible Preferred Stocks	—	85,114		—		85,114
Preferred Stocks	814,468	—		2,807,304		3,621,772
Convertible Bonds	—	86,977,326		—		86,977,326
Corporate Bonds and Notes	—	156,115,402		—		156,115,402
Corporate Bonds and Notes in Reorganization	—	10,097,338		—		10,097,338
Senior Floating Rate Interests	—	10,913,191		—		10,913,191
Foreign Government and Agency Securities	—	36,000,843		—		36,000,843
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	26,867,547		—		26,867,547
Options Purchased	2,107,434	33,766		—		2,141,200
Short Term Investments	182,594,274	5,854,885		—		188,449,159

Total Investments in Securities	$707,811,684	$333,120,220		$6,358,031		$1,047,289,935

Other Financial Instruments:
Futures Contracts	$2,548,927	$—		$—		$2,548,927
Forward Exchange Contracts	—	7,703,513		—		7,703,513
Swap Contracts	—	13,207,509		143,899		13,351,408
Unfunded Loan Commitments	—	1,744		—		1,744

Total Other Financial Instruments	$2,548,927	$20,912,766		$143,899		$23,605,592

Liabilities:
Other Financial Instruments:
Options Written	$428,343	$—	[b]	$—		$428,343
Securities Sold Short[a]	221,439,329	16,812,568		—		238,251,897
Futures Contracts	3,126,983	—		—		3,126,983
Forward Exchange Contracts	—	6,084,924		—		6,084,924
Swap Contracts	—	6,157,914		—		6,157,914

Total Other Financial Instruments	$224,994,655	$29,055,406		$—		$254,050,061

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes securities determined to have no value at May 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus. The changes will become effective on a future date prior to the calendar year end of 2018.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BNPP	BNP Paribas	ARS	Argentine Peso	ADR	American Depositary Receipt
BNYM	The Bank of New York Mellon Corp.	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
BOFA	Bank of America, N.A.	CAD	Canadian Dollar	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate
BZWS	Barclays Bank PLC	CHF	Swiss Franc	BADLAR	Argentina Deposit Rates Badlar Private Banks ARS
DBAB	Deutsche Bank, AG	CNY	Chinese Yuan
GSCO	Goldman Sachs International	COP	Colombian Peso	BRLCDI	Brazil Cetip DI Interbank Deposit Rate
HSBC	HSBC Bank USA, N.A.	CZK	Czech Koruna	CABA	Canadian Bank’s Acceptance
JPHQ	JP Morgan Chase Bank, N.A.	EGP	Egyptian Pound	CAC	Cotation Assistee en Continu
MSCO	Morgan Stanley & Co., LLC	EUR	Euro	CBOT	Chicago Board of Trade
MSCS	Morgan Stanley Capital Services LLC	GBP	British Pound	CME	Chicago Mercantile Exchange
UBSW	UBS AG	HKD	Hong Kong Dollar	DAX	Deutscher Aktienindex
		INR	Indian Rupee	DJIA	Dow Jones Industrial Average
		JPY	Japanese Yen	EONIA	Euro OverNight Index Average
		MYR	Malaysian Ringgit	ETF	Exchange Traded Fund
		MXN	Mexican Peso	EURIBOR	Euro Interbank Offered Rate
		PEN	Peruvian Nuevo Sol	FEDEF	Federal Funds Effective Rate
		PLN	Polish Zloty	FHLMC	Federal Home Loan Mortgage Corp.
		RON	Romanian Leu	FRN	Floating Rate Note
		RUB	Russian Ruble	FTSE	Financial Times Stock Exchange
		SEK	Swedish Krona	HIBOR	Hong Kong Interbank Offer Rate
Index		SGD	Singapore Dollar	HONIX	Hong Kong Overnight Index Rate
		USD	United States Dollar	KLIBOR	Kuala Lumpur Interbank Offered Rate
CDX.EM	CDX Emerging Markets Index	ZAR	South African Rand	LIBOR	London InterBank Offered Rate
CDX.NA.HY	CDX North America High Yield Index			MIB	Milano Italia Borsa
CDX.NA.IG	CDX North America Investment Grade Index			MIBOR	Mumbai Interbank Offered Rate
				MSCI	Morgan Stanley Capital International
				PIK	Payment In-Kind
				PRIBOR	Prague Interbank Offered Rate
				REIT	Real Estate Investment Trust
				SGX	Singapore Exchange
				SIBOR	Singapore Interbank Offered Rate
				SONIA	Sterling Overnight Index Average
				SPDR	S&P Depositary Receipt
				SPI	Swiss Performance Index
				STIBOR	Stockholm Interbank Offered Rate
				TIIE	Interbank Equilibrium Interest Rate
				TOPIX	Tokyo Price Index
				ULSD	Ultra-Low Sulfur Diesel

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of Franklin K2 Alternative Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Franklin K2 Alternative Strategies Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the consolidated statement of investments, as of May 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the 4 years in the period then ended and the period from October 11, 2013 (commencement of operations) through May 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Franklin K2 Alternative Strategies Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period then ended and the period from October 11, 2013 (commencement of operations) through May 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

July 25, 2018

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Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 31.20% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended May 31, 2018.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $3,647,870 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $82,103 as long term capital gain dividend for the fiscal year ended May 31, 2018.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	39	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman of the Board	Trustee since 2011 and Vice Chairman of the Board since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	39	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Since 2011	39	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	151	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	43	None

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Templeton Institutional, LLC; Templeton Global Advisors, Limited, and Templeton Investment Counsel, LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2011. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Shareholder Information

Board Approval of Investment Management Agreements and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Alternative Strategies Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Basso Capital Management, L.P.

Chatham Asset Management, LLC

Chilton Investment Company, LLC

EMSO Asset Management Limited

Graham Capital Management, L.P.

Halcyon Arbitrage Management LP

Impala Asset Management, LLC

Jennison Associates, LLC

Lazard Asset Management, LLC

Loomis Sayles & Company, L.P.

P. Schoenfeld Asset Management L.P.

Portland Hill Asset Management Limited

Wellington Management Company, LLP

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements;

(2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FTI complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge

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Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, is still evolving, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). Because many of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group determined by Lipper, K2 Advisors requested a second peer group including funds that K2 Advisors considers to be peer funds (“Alternate Expense Group”). K2 Advisors believes that the Fund’s expenses are in line with the second peer group. While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s

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ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation. K2-ASF and K2-GMOF: The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

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The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in October 2013, the trustees reviewed the investment performance of the Fund for the one through four-year periods ended December 31, 2017. As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative multi-strategy funds. The Fund had total returns in the best performing quintile for the one-, three- and four-year periods ended December 31, 2017 and total returns in the second-best performing quintile for the two-year period ended December 31, 2017. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the profits realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years (or, if earlier, inception) and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor. Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place.

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Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of its Base Expense Group and was in the second-most expensive quintile of its Alternate Expense Group. The Fund’s total expenses were in the second-most expensive quintile of its Base Expense Group and were in the second-least expensive quintile of its Alternate Expense Group.

Noting the factors and limitations noted above with respect to the Broadridge Section 15(c) Report and factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by K2 Advisors and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided. In addition, the Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than five complete years of operating results.

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Board Approval of Sub-Advisory Agreements

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND (Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on December 8, 2017, unanimously approved the sub-advisory agreements (the “New Sub-Advisory Agreements”) with each of H2O AM LLP (“H2O”) and Grantham Mayo Van Otterloo & Co LLC (“GMO”).

In approving the New Sub-Advisory Agreements, the Board, including the independent trustees, determined that fees to be paid under the New Sub-Advisory Agreements were fair and reasonable and that approval of each of the New Sub-Advisory Agreements was in the best interests of the Fund and its shareholders. As part of the approval process, the trustees considered the process undertaken and information provided during their consideration and approval on May 22, 2017 of the investment management agreement between K2/D&S Management Co., L.L.C., the Fund’s investment manager (“K2 Advisors”), and the Trust, on behalf of the Fund, and the sub-advisory agreements between K2 Advisors and each of the Fund’s existing sub-advisors.

At an independent trustees’ meeting held on December 8, 2017, the independent trustees met with representatives of H2O and GMO. In making the foregoing approvals, the independent trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various materials related to the New Sub-Advisory Agreements including: (1) a copy of the proposed form of New Sub-Advisory Agreements for each of H2O and GMO; (2) information describing the nature, quality and extent of services that H2O and GMO would provide to the Fund, and the proposed sub-advisory fees payable to H2O and GMO; (3) a report from K2 Advisors on the diligence conducted on H2O and GMO and the reasons for recommending H2O and GMO as sub-advisors for the Fund, including, but not limited to, H2O’s and GMO’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (4) a report from the Fund’s Chief Compliance Officer regarding H2O’s and GMO’s compliance program and capabilities, including H2O’s and GMO’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Fund’s Chief Compliance Officer with respect thereto. The Board noted that the terms of the New Sub-Advisory Agreements were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors.

The Board’s consideration of whether to approve the New Sub-Advisory Agreements on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by H2O and GMO to the Fund under the New Sub-Advisory Agreements; (2) H2O’s and GMO’s experience as a manager of other accounts; (3) H2O’s and GMO’s strength and reputation within the industry; (4) the fairness of the compensation under the New Sub-Advisory Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of H2O and GMO, including, with respect to GMO, the management team’s expertise in the management of other alternative strategy funds; (6) profitability matters; (7) reports from K2 Advisors on the diligence conducted on H2O and GMO and the reasons for recommending H2O and GMO as sub-advisors for the Fund, including, but not limited to, H2O’s and GMO’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (8) a report from the Trust’s Chief Compliance Officer regarding H2O’s and GMO’s compliance program and capabilities, including H2O’s and GMO’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and overseeing sub-advisors of the Fund, as well as H2O’s and GMO’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goals.

The following discussion relates to certain primary factors relevant to the Board’s decision to approve the New Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise

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assign relative weights to the following factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services to be provided by H2O and GMO. In this regard, they reviewed the Fund’s investment goal and H2O’s and GMO’s proposed investment strategy, and H2O’s and GMO’s ability to implement such investment goal and/or investment strategy, including, but not limited to, H2O’s and GMO’s trading practices and investment decision processes.

With respect to the sub-advisory services to be provided by H2O and GMO, the Board noted the responsibilities that H2O and GMO would have with respect to the Fund’s assets to be allocated to each of H2O and GMO by K2-Advisors (each, a “Sub-Advised Portion”), including, among others, implementing the investment strategies with respect to each Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of each Sub-Advised Portion. The trustees considered the successful performance of H2O and GMO in managing other investment products with investment strategies similar to the investment strategies of their respective Sub-Advised Portion of the Fund.

The trustees reviewed the portfolio management teams at H2O and GMO that would be responsible for managing each Sub-Advised Portion, including each team’s performance, staffing, skills and compensation program. The trustees considered various other products, portfolios and entities that are advised by H2O and GMO, their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report from the Trust’s Chief Compliance Officer regarding H2O’s and GMO’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing H2O and GMO as sub-advisors to the Fund, including the due diligence undertaken with respect to H2O’s and GMO’s compliance capabilities, and efforts to integrate H2O’s and GMO’s operations, policies, procedures and compliance functions with those of K2 Advisors.

Based on their review, the trustees were satisfied with the nature and quality of the overall services to be provided by H2O and GMO to the Fund and its shareholders and were confident in the abilities of H2O and GMO to implement its proposed investment strategy, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as H2O and GMO had not provided any services to the Fund, there was no investment performance of H2O or GMO with respect to the Fund. The Board considered the investment performance of H2O and GMO in managing other investment products with similar investment strategies to the investment strategies of their respective Sub-Advised Portion. The Board also considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of H2O and GMO in managing their respective Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided by H2O and GMO. The Board also noted that it could not evaluate H2O’s or GMO’s profitability with respect to the Fund since no assets had yet been allocated to H2O or GMO.

The Board noted that the sub-advisory fees would be paid by K2 Advisors to H2O and GMO and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees to be paid by K2 Advisors to H2O and GMO were the product of arms-length negotiations between K2 Advisors and each of H2O and GMO and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each of H2O and GMO in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and each of H2O and GMO. The trustees considered various other products, portfolios and entities that are advised by H2O and GMO and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board considered the extent to which H2O and GMO may derive ancillary benefits from the Fund’s operations.

With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring H2O and GMO as sub-advisors to the Fund, the Board considered the following: (1) the fee waiver and expense limitation arrangements in effect, and the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements, (2) the sub-advisory fees to be paid to H2O and GMO are the same as the fees charged by all of the Fund’s existing sub-advisors (with the exception of one other sub-adviser), and (3) K2 Advisors’ belief that the hiring of H2O and GMO as sub-advisors will not have any demonstrable impact on K2 Advisors’ profitability.

Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure for each of H2O and GMO was fair and reasonable.

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ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by H2O and GMO as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

CONCLUSION. After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the trustees — including a majority of the independent trustees — with the assistance of independent counsel approved the New Sub-Advisory Agreements, including the fees payable thereunder, with H2O and GMO for the Fund.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin K2 Alternative Strategies Fund

Investment Manager

K2/D&S Management Co., L.L.C.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	068 A 07/18

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2018, mostly upbeat economic data, better corporate earnings and generally supportive monetary policies, combined with the passage of the US Tax Reform bill, aided US markets. However, investor sentiment was dampened by worries about rising US inflation and trade tensions between the US and China, and a sell-off in technology firms occurred amid concerns about consumer data privacy.

The US Federal Reserve (Fed) began reducing its balance sheet in October 2017 and raised its target for the federal funds rate in June and December 2017 and March 2018. The Fed left its target unchanged at its May 2018 meeting and expressed confidence that inflation was moving closer to its goal. The 10-year US Treasury yield rose during the period mainly based on rising inflation. The yield began the period at 2.21%, reached a seven-year high of 3.11% in mid-May and ended the period at 2.83%. Commodities, as measured by the Bloomberg Commodity Index, generated a +11.02% total return during the 12-month period, aided by strong global growth and geopolitical risks.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

/s/ Madison S. Gulley

Madison S. Gulley, CFA

President and Chief Executive Officer –

Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Franklin Pelagos Commodities Strategy Fund

We are pleased to bring you Franklin Pelagos Commodities Strategy Fund’s annual report for the fiscal year ended May 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by providing exposure to the commodities markets. It invests mainly in commodity-linked derivative instruments and securities of the US government, its agencies and instrumentalities and other fixed income securities.

Performance Overview

The Fund’s Class A shares delivered a +11.27% cumulative total return for the 12 months under review. In comparison, the benchmark Bloomberg Commodity Index, which measures performance of exchange-traded futures contracts on physical commodities, generated a +11.02% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Economic and Market Overview

The US economy grew during the 12 months under review. The economy strengthened in 2017’s third quarter but moderated in the next two quarters. The slower growth in 2018’s first quarter reflected a slowdown in consumer spending, exports, and state and local government spending, as well as a decline in residential fixed investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.3% in May 2017, as reported at the beginning of the 12-month period, to an 18-year low of 3.8% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 1.9% in May 2017, as reported at the beginning of the period, to 2.8% at period-end.2

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its June and December 2017 meetings and began reducing its balance sheet in October as part of its ongoing effort to normalize monetary policy. In February 2018, new Fed Chair Jerome Powell spoke before Congress and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. At its March meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.50%–1.75%. At its May meeting, the Fed kept its target rate unchanged, while expressing more confidence about inflation hitting its target and indicating it may be comfortable with a modest overshoot of inflation.

US equity markets overall rose during the period, benefiting from mostly upbeat economic data and better US corporate earnings. Markets were also supported by the Fed’s indication of gradual rate hikes and the passage of the US Tax Reform bill. However, concerns about political uncertainties in the US and tensions between the US and North Korea curbed market sentiment at times. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology stocks due to a potential for tighter

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

regulation in the sector arising from concerns about consumer data privacy. The Trump administration’s protectionist policies and uncertainty surrounding the US-China trade relationship also dampened investor sentiment. However, an overall easing of tensions in the Korean peninsula, intermittent US-China trade negotiations and strong first-quarter 2018 earnings results from many companies supported investor sentiment. In this environment, the broad US stock market, as measured by the Standard & Poor’s® 500 Index, generated a +14.38% total return for the period.1

Commodity prices, as measured by the Bloomberg Commodity Index, delivered a +11.02% total return during the period, benefiting from improving global growth and a generally weak US dollar.1 Despite some volatility, oil prices rose, helped by positive global demand trends and geopolitical risks to global supply, especially from the Middle East. Oil prices were also aided by the extension of previously agreed-upon supply curtailments through the end of 2018 by the Organization of the Petroleum Exporting Countries (OPEC) and its partners, including Russia, as well President Trump’s decision to withdraw the US from the 2015 international nuclear agreement and impose sanctions on Iran after a wind-down period. Gold prices rose slightly amid investor concerns about geopolitical tensions and higher interest rates. Industrial metals prices generally rose, buoyed by favorable global economic conditions, with steel and aluminum prices benefitting from anticipation of higher US tariffs on imports from European and North American allies. Among agricultural commodities, prices of wheat, soybean and corn rose, while those of sugar declined.

Investment Strategy

We utilize an actively managed fundamental and quantitative investment process to provide exposure to a variety of commodity sectors and indexes by investing in commodity-linked derivative instruments including commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodity index futures, which may provide exposure to foreign and emerging markets. By investing in these derivative instruments, we seek to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include such things as industrial and precious metals, gas, oil, livestock, agricultural or meat products and other items.

Manager’s Discussion

During its fiscal year, the Fund obtained its commodities exposure through swaps on commodities indexes and through commodities futures and options on commodities futures. The

What is a swap agreement?

A swap agreement, such as a commodity-linked total return swap, is a contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in return, that would have been earned or realized if a notional amount were invested in specific instruments.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Portfolio Composition*

5/31/18

% of Consolidated
Net Assets
U.S. Treasury Bill	89.8%
FFCB	5.3%
FHLMC	3.3%
Institutional Fiduciary Trust Money Market Portfolio	0.2%
Other Assets, less Liabilities**	1.4%

See Abbreviations on page 33.

*Portfolio composition figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**Includes unrealized appreciation/depreciation on open commodity futures and swap contracts, as well as other assets and liabilities. See supplementary commodity exposure tables on page 5 for additional information related to the Fund’s economic exposure to commodities.

asset coverage for this exposure was met by the Fund’s investments in US Treasury bills and other fixed income securities. The Fund’s investments are summarized in the Portfolio Composition table on this page, and the Fund’s commodities exposure is summarized in the Fund Exposure to Commodities section on page 5.

During the period, commodity sector returns for the Fund’s benchmark were positive overall, but some sectors detracted. Energy and industrial metals had strong positive returns. Livestock and precious metals sector returns were negative, while agriculture was nearly unchanged for the year. Overall contributions to Fund returns came largely from energy, whereas the livestock sector was the largest detractor. Industrial metals also contributed significantly to Fund returns and agriculture made a smaller contribution. Precious metals detracted from performance for the period.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

The Fund slightly outperformed its benchmark over the period. The Fund’s positions in energy and agriculture outperformed the benchmark, while those in industrial metals, livestock and precious metals hurt relative performance. Positioning in crude oil, gasoline and natural gas aided relative returns in energy. Copper, zinc and nickel positions hindered industrial metals relative performance and gold positioning hurt precious metals’ relative returns. In agriculture, winter wheat, corn, sugar and cotton provided positive relative returns, while wheat, soybean meal and soybeans hindered returns.

In the energy sector, the petroleum industry posted strong positive returns as West Texas Intermediate crude oil futures gained substantially, ending the period at around US$67. The petroleum environment was driven by the production limit agreement put in place by OPEC and non-OPEC countries in November 2016. As production and storage data confirmed compliance to the agreement, crude oil prices bottomed in June 2017, and have been on a steady climb throughout the period. Also, the continued turmoil in Venezuela led to additional crude oil production declines beyond those outlined in the production limit agreement, aiding crude oil price increases. A conundrum for OPEC has been the ability of US producers to quickly respond to higher crude oil prices, and this period was no different. The oil rig count in the US increased meaningfully, especially as prices moved above US$55 in late calendar-year 2017, leading to US production surging well beyond 10 million barrels per day. In the US natural gas market, the seasonal supply and demand balance improved during the period, particularly as colder-than-normal weather occurred in late December and early January.

Industrial metals posted strong returns over the period due to supply and demand issues. Nickel was a standout performer during the period. Demand has been strong, particularly from China, with stainless steel production requiring nickel and the electric vehicle market beginning to ramp up production, though still a small portion of the market. Supply of nickel has been under pressure given lingering effects from Indonesia’s export ban and mining and production restrictions in the Philippines and China. Copper also benefited from both supply and demand issues, including labor strikes at multiple mines during the period. Finally, in April, aluminum prices were aided by the imposition of sanctions against Rusal, a major aluminum producer in Russia. Precious metals prices were mixed during the period. Gold prices increased, tracking an increase in total known exchange-traded gold securities, while silver prices decreased along with a drop in exchange-traded silver securities.

Fund Exposure to Commodities

The following table summarizes the Fund’s economic exposure to commodities derived through its investment in commodity-linked total return swap contracts. At May 31, 2018, the Fund’s exposure based on notional value represented 79.9% of consolidated net assets.

Commodity-Linked Total Return Swap Exposure*

% of Consolidated Net Assets
Long
Gold	11.5%
Natural Gas	8.1%
WTI Crude Oil	7.8%
Corn	6.6%
Copper	5.7%
Aluminum	4.5%
Unleaded Gasoline	4.2%
Live Cattle	3.7%
Wheat	3.6%
Soybean Meal	3.5%
Brent Crude Oil	3.0%
Sugar	2.6%
Soybean Oil	2.5%
Coffee	2.3%
Lean Hogs	2.1%
Nickel	2.0%
Zinc	1.8%
Cotton	1.5%
Kansas Wheat	1.5%
Silver	1.4%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund’s exposure was calculated using the commodity sector weightings of the FP Custom Master Index multiplied by the Fund’s percentage notional exposure.

The following table summarizes the Fund’s economic exposure to commodities derived through its investment in futures contracts. At May 31, 2018, the Fund’s exposure based on notional value represented 19.4% of consolidated net assets.

Commodity Futures Exposure*

% of Consolidated Net Assets
Long
Brent Crude Oil	5.2%
RBOB Gasoline	3.6%
Corn	3.0%
Soybean Meal	2.9%
WTI Crude Oil	2.9%
Gold 100 Oz	1.8%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Agriculture returns were mixed over the period. Although US growing conditions were favorable for corn and soybeans, a drought in Argentina raised concerns of a drop in production and boosted soybean prices. Dry conditions in the US southern plains and Texas region damaged winter wheat and contributed to gains in wheat prices. Those same conditions raised the possibility of poor growing conditions for cotton, leading to significant price increases. Both live cattle and lean hog prices declined as production was elevated above historical averages. Additionally, there was concern about possible tariff retaliation against US pork products, putting downward pressure on prices toward period-end.

Thank you for your participation in Franklin Pelagos Commodities Strategy Fund. We look forward to continuing to serve your financial needs.

/s/ Stephen P. Burke Stephen P. Burke

/s/ John C. Pickart John C. Pickart, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Stephen P. Burke is an executive vice president and co-founder of Franklin Alternative Strategies Advisers, LLC., formerly known as Pelagos Capital Management, LLC (“Pelagos”). Mr. Burke has over 30 years of investment experience across multiple asset classes and has been managing multi-alternative and commodity strategies since 2008. Prior to founding Pelagos, Mr. Burke worked at State Street Global Advisors for 10 years during which time he was the senior global strategist, head of global strategic asset allocation, and head of taxable fixed income. Mr. Burke earned a B.S. from the Carroll School of Management at Boston College.

John C. Pickart is an executive vice president, chief financial officer and co-founder of Franklin Alternative Strategies Advisers, LLC., formerly known as Pelagos Capital Management, LLC. Mr. Pickart has over 29 years of investment experience across multiple alternative and commodity strategies since 2008. Prior to founding Pelagos, Mr. Pickart worked at State Street Global Advisors for six years during which time he managed small-cap and mid-cap equity portfolios. Mr. Pickart earned an M.B.A. from the University of Chicago Booth School of Business and a B.S. from the University of Tampa. He is a Chartered Financial Analyst (CFA) charterholder.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Performance Summary as of May 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]

A
1-Year	+11.27%	+4.93%
3-Year	-4.35%	-3.38%
Since Inception (1/10/14)	-23.31%	-7.13%

Advisor
1-Year	+11.50%	+11.50%
5-Year	-25.98%	-5.84%
Since Inception (12/7/11)	-30.20%	-5.40%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (1/10/14–5/31/18)

Advisor Class (12/7/11–5/31/18)

See page 9 for Performance Summary footnotes.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

PERFORMANCE SUMMARY

Distributions (6/1/17–5/31/18)

Share Class	Net Investment Income
R6	$0.0083

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.20%	1.91%
Advisor	0.95%	1.66%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in physical commodities, either directly or through derivative instruments such as commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodities index futures, presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships; weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction. Derivative instruments involve costs and can create leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses, which could be significant. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign investing carries additional risks such as currency and market volatility and political, social and economic instability, risks which are heightened in less developed or emerging market countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/18 and a fee waiver related to the management fee paid by a subsidiary. The Fund also has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund. Fund investment results reflect the expense reduction and fee waivers; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Bloomberg Commodity Index comprises exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 12/1/17	Value 5/31/18	12/1/17–5/31/18[1,2]	Value 5/31/18	12/1/17–5/31/18[1,2]	Ratio[2]

A	$1,000	$1,064.10	$ 6.18	$1,018.95	$6.04	1.20%
C	$1,000	$1,061.20	$10.02	$1,015.21	$9.80	1.95%
R	$1,000	$1,063.00	$ 7.25	$1,017.90	$7.09	1.41%
R6	$1,000	$1,067.40	$ 3.25	$1,021.79	$3.18	0.63%
Advisor	$1,000	$1,065.60	$ 4.89	$1,020.19	$4.78	0.95%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights

Franklin Pelagos Commodities Strategy Fund

	Year Ended May 31,
	2018		2017	2016	2015	2014[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$6.12		$ 6.47	$ 7.12	$ 9.44	$ 8.88

Income from investment operations[b]:

Net investment income (loss)[c]	(—)[d]		(0.04)	(0.08)	(0.09)	(0.08)

Net realized and unrealized gains (losses)	0.69		(0.31)	(0.57)	(2.23)	0.64

Total from investment operations	0.69		(0.35)	(0.65)	(2.32)	0.56

Net asset value, end of year	$6.81		$ 6.12	$ 6.47	$ 7.12	$ 9.44

Total return[e]	11.27%		(5.41)%	(9.13)%	(24.58)%	6.31%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.65%		1.71%	2.14%	2.05%	3.38%

Expenses net of waiver and payments by affiliates[g]	1.20%		1.20%	1.21%	1.25%	1.25%

Net investment income (loss)	0.06%	[h]	(0.61)%	(0.79)%	(0.94)%	(0.94)%

Supplemental data

Net assets, end of year (000’s)	$6,549		$4,846	$3,814	$2,080	$601

Portfolio turnover rate	—%		42.22%	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hRatio is calculated based on the Fund level net investment income, as reflected in the Consolidated Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating fair value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	11

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014[a]

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 5.97	$ 6.36	$ 7.05	$ 9.41	$ 8.88

Income from investment operations[b]:

Net investment income (loss)[c]	(0.04)	(0.10)	(0.16)	(0.15)	(0.09)

Net realized and unrealized gains (losses)	0.66	(0.29)	(0.53)	(2.21)	0.62

Total from investment operations	0.62	(0.39)	(0.69)	(2.36)	0.53

Net asset value, end of year	$ 6.59	$ 5.97	$ 6.36	$ 7.05	$ 9.41

Total return[d]	10.39%	(6.13)%	(9.79)%	(25.08)%	5.97%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.40%	2.46%	2.88%	2.75%	4.08%

Expenses net of waiver and payments by affiliates[f]	1.95%	1.95%	1.95%	1.95%	1.95%

Net investment income (loss)	(0.69)%	(1.36)%	(1.53)%	(1.64)%	(1.64)%

Supplemental data

Net assets, end of year (000’s)	$1,162	$963	$862	$377	$60

Portfolio turnover rate	—%	42.22%	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014[a]

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.08	$ 6.44	$ 7.10	$ 9.44	$ 8.88

Income from investment operations[b]:

Net investment income (loss)[c]	(0.02)	(0.05)	(0.06)	(0.10)	(0.06)

Net realized and unrealized gains (losses)	0.69	(0.31)	(0.60)	(2.24)	0.62

Total from investment operations	0.67	(0.36)	(0.66)	(2.34)	0.56

Net asset value, end of year	$ 6.75	$ 6.08	$ 6.44	$ 7.10	$ 9.44

Total return[d]	11.02%	(5.59)%	(9.30)%	(24.79)%	6.31%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.86%	1.85%	2.34%	2.27%	3.58%

Expenses net of waiver and payments by affiliates[f]	1.41%	1.34%	1.41%	1.47%	1.45%

Net investment income (loss)	(0.15)%	(0.75)%	(0.99)%	(1.16)%	(1.14)%

Supplemental data

Net assets, end of year (000’s)	$26	$23	$9	$4	$5

Portfolio turnover rate	—%	42.22%	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.21	$ 6.53	$ 7.16	$ 9.46	$ 8.88

Income from investment operations[b]:

Net investment income (loss)[c]	0.04	(0.01)	(0.02)	(0.04)	(0.03)

Net realized and unrealized gains (losses)	0.70	(0.31)	(0.61)	(2.26)	0.61

Total from investment operations	0.74	(0.32)	(0.63)	(2.30)	0.58

Less distributions from net investment income	(0.01)	—	—	—	—

Net asset value, end of year	$ 6.94	$ 6.21	$ 6.53	$ 7.16	$ 9.46

Total return[d]	11.89%	(4.90)%	(8.80)%	(24.31)%	6.53%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.02%	1.02%	1.10%	1.53%	1.58%

Expenses net of waiver and payments by affiliates[f]	0.65%	0.70%	0.76%	0.86%	0.86%

Net investment income (loss)	0.61%	(0.11)%	(0.34)%	(0.55)%	(0.55)%

Supplemental data

Net assets, end of year (000’s)	$288,037	$118,839	$131,500	$53,068	$67,732

Portfolio turnover rate	—%	42.22%	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,
	2018		2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$6.26		$ 6.60	$ 7.25	$ 9.58	$ 9.43

Income from investment operations[a]:

Net investment income (loss)[b]	—	[c]	(0.03)	(0.09)	(0.07)	(0.05)

Net realized and unrealized gains (losses)	0.72		(0.31)	(0.56)	(2.26)	0.20

Total from investment operations	0.72		(0.34)	(0.65)	(2.33)	0.15

Net asset value, end of year	$6.98		$ 6.26	$ 6.60	$ 7.25	$ 9.58

Total return	11.50%		(5.15)%	(8.97)%	(24.32)%	1.59%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.40%		1.46%	1.88%	1.75%	1.88%

Expenses net of waiver and payments by affiliates[d]	0.95%		0.95%	0.95%	0.95%	1.04%

Net investment income (loss)	0.31%		(0.36)%	(0.53)%	(0.64)%	(0.70)%

Supplemental data

Net assets, end of year (000’s)	$1,736		$2,062	$675	$248	$126

Portfolio turnover rate	—%		42.22%	28.03%	62.10%	34.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2018

Franklin Pelagos Commodities Strategy Fund

	Principal Amount	Value
U.S. Government and Agency Securities 6.7%
FFCB, 0.96%, 7/27/18	$10,000,000	$ 9,985,530
FHLMC, 1.25%, 7/26/19	10,000,000	9,867,820

Total U.S. Government and Agency Securities (Cost $20,000,000)		19,853,350

Short Term Investments 91.9%
U.S. Government and Agency Securities 91.7%
[a,b] FFCB, 6/01/18	5,825,000	5,825,000
[b] U.S. Treasury Bill, [a,c] 7/05/18	29,000,000	28,941,758
7/19/18	49,900,000	49,782,070
8/16/18	39,500,000	39,345,939
[a] 10/11/18	71,500,000	70,994,674
1/03/19	26,500,000	26,176,435
5/23/19	53,000,000	51,869,230

Total U.S. Government and Agency Securities (Cost $273,071,713)		272,935,106

Total Investments before Money Market Funds
(Cost $293,071,713)		292,788,456

	Shares

Money Market Funds (Cost $556,761) 0.2%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 1.40%	556,761	556,761

Total Investments (Cost $293,628,474) 98.6%		293,345,217
[f] Other Assets, less Liabilities 1.4%		4,164,892

Net Assets 100.0%		$297,510,109

aA portion or all of the security is owned by FPC Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(d).

bThe security was issued on a discount basis with no stated coupon rate.

cA portion or all of the security has been segregated as collateral for open futures contracts. At May 31, 2018, the value of this security and/or cash pledged amounted to $2,396,066, representing 0.8% of net assets.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

fIncludes unrealized appreciation/depreciation on open commodity futures and swap contracts, as well as other assets and liabilities.

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

At May 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(b).

Futures Contractsa

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Commodity Contracts
Brent Crude Oil	Long	200	$15,450,000	7/31/18	$ 545,502
Corn	Long	450	8,865,000	7/13/18	(1,312)
Gold 100 Oz	Long	42	5,479,740	8/29/18	(15,250)
RBOB Gasoline	Long	119	10,798,179	6/29/18	196,546
Soybean Meal	Long	230	8,631,900	7/13/18	(136,505)
WTI Crude Oil	Long	127	8,514,080	6/20/18	272,380

Total Futures Contracts					$ 861,361

*As of period end.

At May 31, 2018, the Fund had the following commodity-linked total return swap contracts outstanding. See Note 1(b).

Commodity-Linked Total Return Swap Contractsa

Underlying Instruments	Pay Fixed Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[b]
FP Custom Master Index[c]	0.22%	At maturity	MSCS	6/01/18	$237,786,623	$3,786,623

aA portion or all of the contract is owned by FPC Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(d).

bThe Fund receives the total return on the underlying instrument and pays a fixed financing rate.

cRepresents a custom index comprised of a basket of underlying instruments. Additional information regarding the underlying instruments and their respective values including fees are as follows:

		Value/
		Unrealized	Percentage of
		Appreciation	Net Assets
Underlying Instruments	Notional Value[d]	(Depreciation)	(%)

Bloomberg Commodity Aluminum Sub-index 3 Month Forward	$ 13,316,051	$ 528,285	0.2
Bloomberg Commodity Brent Crude Oil Sub-index	8,798,105	491,417	0.2
Bloomberg Commodity Coffee Sub-index	6,895,812	70,798	— [e]
Bloomberg Commodity Copper Sub-index 3 Month Forward	17,120,637	(39,809)	(—)[e]
Bloomberg Commodity Corn Sub-index	19,736,290	(222,788)	(0.1)
Bloomberg Commodity Cotton Sub-index 3 Month Forward	4,517,946	692,972	0.2
Bloomberg Commodity Gold Sub-index	34,241,274	(640,580)	(0.2)
Bloomberg Commodity Kansas Wheat Sub-index	4,517,946	99,745	— [e]
Bloomberg Commodity Lean Hogs Sub-index	6,182,452	337,901	0.1
Bloomberg Commodity Live Cattle Sub-index	10,938,185	(74,759)	(—)[e]
Bloomberg Commodity Natural Gas Sub-index	24,016,449	1,176,200	0.4
Bloomberg Commodity Nickel Sub-index 3 Month Forward	5,944,665	549,015	0.2

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

Commodity-Linked Total Return Swap Contractsa (continued)

		Value/
		Unrealized	Percentage of
		Appreciation	Net Assets
Underlying Instruments	Notional Value[d]	(Depreciation)	(%)

Bloomberg Commodity Silver Sub-index	$ 4,280,159	$ (10,740)	(—)[e]
Bloomberg Commodity Soybean Meal Sub-index	10,462,611	(522,834)	(0.2)
Bloomberg Commodity Soybean Oil Sub-index 3 Month Forward	7,371,385	83,767	— [e]
Bloomberg Commodity Sugar Sub-index	7,609,172	824,110	0.3
Bloomberg Commodity Unleaded Gasoline Sub-index	12,602,691	228,067	0.1
Bloomberg Commodity Wheat Sub-index	10,700,398	584,212	0.2
Bloomberg Commodity WTI Crude Oil Sub-index	23,303,089	(321,358)	(0.1)
Bloomberg Commodity Zinc Sub-index 3 Month Forward	5,231,306	(46,998)	(—)[e]

Total	$237,786,623	$3,786,623	1.3

dNotional value represents the fair value at period end of each underlying instrument (including the financing rate fee which is calculated based on the swap contract’s original notional value of $234,000,000, allocated to each underlying instrument on a pro-rata basis).

eRounds to less than 0.1%.

See Abbreviations on page 33.

18	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

May 31, 2018

Franklin Pelagos Commodities Strategy Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$293,071,713
Cost - Non-controlled affiliates (Note 3f)	556,761

Value - Unaffiliated issuers	$292,788,456
Value - Non-controlled affiliates (Note 3f)	556,761
Cash	661,637
Restricted cash for OTC derivative contracts (Note 1c)	3,551,000
Receivables:
Capital shares sold	84,270
Interest	75,856
Affiliates	22,664
Unrealized appreciation on OTC swap contracts	3,786,623
Other assets	100

Total assets	301,527,367

Liabilities:
Payables:
Capital shares redeemed	17,441
Management fees	112,817
Distribution fees	2,312
Variation margin on futures contracts	271,176
Deposits from brokers for:
OTC derivative contracts	3,551,000
Accrued expenses and other liabilities	62,512

Total liabilities	4,017,258

Net assets, at value	$297,510,109

Net assets consist of:
Paid-in capital	$292,745,125
Undistributed net investment income	630,716
Net unrealized appreciation (depreciation)	4,364,727
Accumulated net realized gain (loss)	(230,459)

Net assets, at value	$297,510,109

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2018

Franklin Pelagos Commodities Strategy Fund

Class A:
Net assets, at value	$ 6,549,451

Shares outstanding	961,475

Net asset value per share[a]	$6.81

Maximum offering price per share (net asset value per share ÷ 94.25%)	$7.23

Class C:
Net assets, at value	$ 1,162,454

Shares outstanding	176,303

Net asset value and maximum offering price per share[a]	$6.59

Class R:
Net assets, at value	$ 25,789

Shares outstanding	3,818

Net asset value and maximum offering price per share	$6.75

Class R6:
Net assets, at value	$288,036,665

Shares outstanding	41,474,197

Net asset value and maximum offering price per share	$6.94

Advisor Class:
Net assets, at value	$ 1,735,750

Shares outstanding	248,664

Net asset value and maximum offering price per share	$6.98

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2018

Franklin Pelagos Commodities Strategy Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$ 10,066
Interest:
Unaffiliated issuers	2,092,117

Total investment income	2,102,183

Expenses:
Management fees (Note 3a)	1,418,367
Distribution fees: (Note 3c)
Class A	13,401
Class C	10,286
Class R	112
Transfer agent fees: (Note 3e)
Class A	21,142
Class C	4,057
Class R	95
Class R6	23,128
Advisor Class	6,519
Custodian fees (Note 4)	1,296
Reports to shareholders	34,713
Registration and filing fees	89,710
Professional fees	80,812
Trustees’ fees and expenses	51,460
Other	14,191

Total expenses	1,769,289
Expense reductions (Note 4)	(1,061)
Expenses waived/paid by affiliates (Note 3f and 3g)	(644,891)

Net expenses	1,123,337

Net investment income	978,846

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	188,902
Written options	317,682
Futures contracts	5,354,343
Swap contracts	8,405,881

Net realized gain (loss)	14,266,808

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,241)
Written options	(140,832)
Futures contracts	1,704,279
Swap contracts	3,786,623

Net change in unrealized appreciation (depreciation)	5,347,829

Net realized and unrealized gain (loss)	19,614,637

Net increase (decrease) in net assets resulting from operations	$20,593,483

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Pelagos Commodities Strategy Fund

	Year Ended May 31,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$978,846	$(179,958)
Net realized gain (loss)	14,266,808	(5,709,788)
Net change in unrealized appreciation (depreciation)	5,347,829	(785,460)

Net increase (decrease) in net assets resulting from operations	20,593,483	(6,675,206)

Distributions to shareholders from:
Net investment income:
Class R6	(155,612)	—

Total distributions to shareholders	(155,612)	—

Capital share transactions: (Note 2)
Class A	1,120,485	1,308,813
Class C	96,764	170,718
Class R	184	15,801
Class R6	149,683,677	(6,433,256)
Advisor Class	(560,990)	1,486,143

Total capital share transactions	150,340,120	(3,451,781)

Net increase (decrease) in net assets	170,777,991	(10,126,987)
Net assets:
Beginning of year	126,732,118	136,859,105

End of year	$297,510,109	$126,732,118

Undistributed net investment income included in net assets:
End of year	$630,716	$—

Accumulated net investment loss included in net assets:
End of year	$—	$(101,488)

22	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin Pelagos Commodities Strategy Fund

1.  Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Pelagos Commodities Strategy Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

b. Derivative Financial Instruments (continued)

an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

The Fund attempts to reduce its exposure to

counterparty credit

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to gain exposure to commodity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC commodity-linked total return swap contracts primarily to gain exposure to commodity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to commodity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 7 regarding other derivative information.

c.  Restricted Cash

At May 31, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

d.  Investments in FPC Holdings Corp. (FP Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the FP Subsidiary. The FP Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2018, the FP Subsidiary’s investments as well as any other assets and liabilities of the FP Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FP Subsidiary. All intercompany transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the FP Subsidiary’s income. Net losses incurred by the FP Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the FP Subsidiary to offset income from prior or future years. At May 31, 2018, the net assets of the FP Subsidiary were $67,692,752, representing 22.8% of the Fund’s consolidated net assets. The Fund’s investment in the FP Subsidiary is limited to 25% of consolidated assets.

e.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2018, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

g. Accounting Estimates (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At May 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	397,914	$2,583,465	468,367	$3,019,447
Shares redeemed	(227,728)	(1,462,980)	(266,214)	(1,710,634)
Net increase (decrease)	170,186	$1,120,485	202,153	$1,308,813

Class C Shares:
Shares sold	66,363	$417,943	86,217	$545,742
Shares redeemed	(51,364)	(321,179)	(60,610)	(375,024)
Net increase (decrease)	14,999	$96,764	25,607	$170,718

Class R Shares:
Shares sold	47	$306	3,232	$20,979
Shares redeemed	(18)	(122)	(798)	(5,178)
Net increase (decrease)	29	$184	2,434	$15,801

Class R6 Shares:
Shares sold	23,421,423	$156,598,917	282,587	$1,822,567
Shares issued in reinvestment of distributions	23,435	155,612	—	—
Shares redeemed	(1,097,586)	(7,070,852)	(1,279,804)	(8,255,823)
Net increase (decrease)	22,347,272	$149,683,677	(997,217)	$(6,433,256)

Advisor Class Shares:
Shares sold	222,426	$1,453,033	286,725	$1,872,420
Shares redeemed	(303,092)	(2,014,023)	(59,539)	(386,277)
Net increase (decrease)	(80,666)	$(560,990)	227,186	$1,486,143

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
FASA, LLC (FASA) (formerly FT AlphaParity, LLC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund and FP Subsidiary pay an investment management fee to FASA of 0.85% per year of the average daily net assets of the Fund and FP Subsidiary. Management fees paid by the Fund are reduced on assets invested in the FP Subsidiary, in an amount not to exceed the management fees paid by the FP Subsidiary.

b.  Administrative Fees

Under an agreement with FASA, FT Services provides administrative services to the Fund and FP Subsidiary. The fee is paid by FASA based on the Fund and FP Subsidiary average daily net assets, and is not an additional expense of the Fund or FP Subsidiary.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$5,004
CDSC retained	$140

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2018, the Fund paid transfer agent fees of $54,941, of which $40,037 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended May 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.40%	—	46,757,445	(46,200,684)	556,761	$556,761	$10,066	$ —	$ —

g. Waiver and Expense Reimbursements

FASA and Investor Services has contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% and Class R6 does not exceed 0.63% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to October 1, 2017, expenses for Class R6 were limited to 0.68%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

h. Other Affiliated Transactions

At May 31, 2018, the shares of the Fund were owned by the following entities:

		Percentage of
	Shares	Outstanding Shares[a]

Franklin Moderate Allocation Fund	16,117,652	37.6%
Franklin Conservative Allocation Fund	10,218,222	23.8%
Franklin Growth Allocation Fund	10,051,315	23.4%
Franklin LifeSmart 2025 Retirement Target Fund	1,006,343	2.3%
Franklin Real Return Fund	897,760	2.1%
Franklin LifeSmart 2035 Retirement Target Fund	878,087	2.0%
Franklin LifeSmart 2045 Retirement Target Fund	628,856	1.5%
Franklin LifeSmart 2030 Retirement Target Fund	380,790	0.9%
Franklin LifeSmart 2040 Retirement Target Fund	306,676	0.7%
Franklin LifeSmart 2020 Retirement Target Fund	304,289	0.7%
Franklin LifeSmart 2050 Retirement Target Fund	263,072	0.6%
Franklin LifeSmart 2055 Retirement Target Fund	85,454	0.2%
Franklin NextStep Moderate Fund	41,451	0.1%
Franklin NextStep Growth Fund	22,671	0.1%
Franklin Resources, Inc.	563	—%[b]

	41,203,201	96.0%

aInvestment activities of significant shareholders could have a material impact on the Fund.

bRounds to less than 0.1%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2018, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$8,605
Long Term	221,851
Total capital loss carryforwards	$230,456

The tax character of distributions paid during the years ended May 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from ordinary income	$155,612	$—

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

5. Income Taxes (continued)

At May 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$309,714,658

Unrealized appreciation	$4,821,559
Unrealized depreciation	(16,539,233)
Net unrealized appreciation (depreciation)	$(11,717,674)

Distributable earnings:
Undistributed ordinary income	$16,762,161

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of investments in the FP Subsidiary.

6. Investment Transactions

Sales of investments (excluding short term securities) for the year ended May 31, 2018, totaled $22,999,981. There were no purchases of investments (other than short term securities).

7. Other Derivative Information

At May 31, 2018, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Variation margin on futures contracts	$1,014,428	[a]	Variation margin on futures contracts	$153,067	[a]
	Unrealized appreciation on OTC	3,786,623		Unrealized depreciation on OTC	—
	swap contracts			swap contracts

Totals		$4,801,051			$153,067

a This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

For the year ended May 31, 2018, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year		Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Commodity contracts	Investments	$ 149,719	[a]	Investments	$ 96,279	[a]
	Written options	317,682		Written options	(140,832)
	Futures contracts	5,354,343		Futures contracts	1,704,279
	Swap contracts	8,405,881		Swap contracts	3,786,623

Totals		$14,227,625			$5,446,349

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended May 31, 2018, the average month end notional amount of futures contracts, options and swap contracts represented $34,266,490, $70,538 and $138,369,231, respectively.

At May 31, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of
	Assets and Liabilities Presented
	in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Swap contracts	$3,786,623	$ —

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At May 31, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

Amounts Not Offset in the
Consolidated Statement of Assets and Liabilities
Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset[a]	Received	Received	than zero)
Counterparty
MSCS	$ 3,786,623	$ —	$ —	$(3,551,000)	$235,623

aAt May 31, 2018, the Fund had no OTC derivative liabilities.

See Note 1(b) regarding derivative financial instruments.

See Abbreviations on page 33.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
U.S. Government and Agency Securities	$—	$19,853,350	$—	$19,853,350
Short Term Investments	267,666,867	5,825,000	—	273,491,867
Total Investments in Securities	$267,666,867	$25,678,350	$—	$293,345,217

Other Financial Instruments:
Futures Contracts	$1,014,428	$—	$—	$1,014,428
Swap Contracts	—	3,786,623	—	3,786,623
Total Other Financial Instruments	$1,014,428	$3,786,623	$—	$4,801,051

Liabilities:
Other Financial Instruments:
Futures Contracts	$153,067	$—	$—	$153,067

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus. The changes will become effective on a future date prior to the calendar year end of 2018.

Abbreviations
Counterparty	Selected Portfolio
MSCS Morgan Stanley Capital Services LLC	FFCB Federal Farm Credit Bank
FHLMC Federal Home Loan Mortgage Corp.

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of

Franklin Pelagos Commodities Strategy Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Franklin Pelagos Commodities Strategy Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the consolidated statement of investments, as of May 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Franklin Pelagos Commodities Strategy Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

July 25, 2018

34	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth and Address	Position	Length of Time Served	Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	39	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman of the Board	Trustee since 2011 and Vice Chairman of the Board since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	39	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth and Address	Position	Length of Time Served	Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Charles Rubens II (1930)	Trustee	Since 2011	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2011	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Since 2011	39	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman of			(2003-present).
101 John F. Kennedy Parkway	the Board
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth and Address	Position	Length of Time Served	Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2011	152	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964)	Trustee	Since 2015	43	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly,Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Secretary and	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway	Vice President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Madison S. Gulley (1964)	President and	Since 2017	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Executive
Fort Lauderdale, FL 33301-1923	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Templeton Institutional, LLC; Templeton Global Advisors, Limited, and Templeton Investment Counsel, LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971)	Chief Executive	Since 2017	Not Applicable	Not Applicable
One Franklin Parkway	Officer -
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973)	Chief Financial	Since 2015	Not Applicable	Not Applicable
300 S.E. 2nd Street	Officer, Chief
Fort Lauderdale, FL 33301-1923	Accounting
Officer and
Treasurer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	President –
San Mateo, CA 94403-1906	AML
Compliance

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin

Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2011. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund

(Fund)

The Board of Trustees (Board) of the Fund, including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to the diligent risk management program of the investment manager and its parent, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for

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SHAREHOLDER INFORMATION

the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. In this regard, they reviewed the Fund’s actively managed fundamental and quantitative investment philosophy and process and the investment manager’s ability to implement such philosophy and process, including, but not limited to, the investment manager’s trading practices and investment decision processes and efforts to ensure compliance with the Fund’s investment goals, policies, and limitations. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary). The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund.

The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship. Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and

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SHAREHOLDER INFORMATION

to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue to implement the Fund’s actively managed fundamental and quantitative investment philosophy and process and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in December 2011, the trustees reviewed the investment performance of the Fund for the one-, three- and five-year periods ended December 31, 2017. As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A and Advisor Class shares) in comparison to other funds determined comparable by Lipper. The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional commodities general funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2017, and had annualized total returns for the three- and five-year periods in the second-highest and middle performing quintiles, respectively. The trustees discussed with management the reasons for the relative underperformance for the one-year period ended December 31, 2017. While noting such discussions, overall, the Board found such comparative performance to be acceptable.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the losses incurred by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A and Advisor Class shares. With respect to Class A shares, the Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses (including Rule 12b-1 fees) were in the second-least expensive quintile of such group. With respect to Advisor Class shares, the Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses (including Rule 12b-1 fees) were in the middle quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be

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reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by the investment manager through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the limited size of assets under management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Pelagos Commodities Strategy Fund

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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Annual Report and Shareholder Letter May 31, 2018

Franklin K2 Long Short Credit Fund

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2018, global markets were aided by price gains in commodities, generally upbeat economic data across regions and encouraging corporate earnings reports. Markets were also supported by the European Central Bank’s extension of its monetary easing program and the passage of US tax reforms. However, investor sentiment was dampened by Korean peninsula tensions, protectionist US trade policies and US-China trade disputes, consumer data privacy concerns, and worries that central banks could raise interest rates in response to strong economic growth and rising inflation. In this environment, global developed stock markets, as measured by the MSCI World Index, generated a +12.18% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index, produced a +14.43% total return.1 Global government bonds, as measured by the Citigroup World Government Bond Index, posted a +2.06% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Madison S. Gulley, CFA

President and Chief Executive Officer – Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin K2 Long Short Credit Fund

We are pleased to bring you Franklin K2 Long Short Credit Fund’s annual report for the fiscal year ended May 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks total return through a combination of current income, capital preservation and capital appreciation. The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” fixed income and credit strategies, including, but not limited to, some or all of the following: credit long short, structured credit and emerging market fixed income. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple subadvisors, and the Fund’s investment manager has overall responsibility for the Fund’s investments.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit-related investments. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds, mortgage-backed securities (MBS) and asset-backed securities (ABS), US government and agency securities, collateralized debt and loan obligations, foreign government and supranational debt securities, loans and loan participations and derivatives with similar economic characteristics. The Fund may also invest in repurchase agreements, reverse repurchase agreements, mortgage real estate investment trusts (REITs) and other similar transactions.

Performance Overview

The Fund’s Class A shares delivered a +3.63% cumulative total return for the 12 months under review. For comparison, the Fund’s new primary and old secondary benchmark, the HFRX Fixed Income-Credit Index, which measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, generated a +2.36% total return for the same period.1 As the investment manager believes the composition of the HFRX Fixed Income-Credit Index more accurately reflects the Fund’s holdings, it has replaced the ICE BofA

Merrill Lynch US 3-Month Treasury Bill Index as the Fund’s primary benchmark. Also for comparison, the Fund’s new secondary and old primary benchmark, the ICE BofA Merrill Lynch US 3-Month Treasury Bill Index, which is an index of short-term US government securities with a remaining term to final maturity of less than three months, posted a +1.28% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018 and generated a +12.43% total return for the period, as measured by the MSCI All Country World Index.2 Global markets were aided by price gains in oil and other commodities, as well as the European Central Bank’s (ECB’s) extension of its monetary easing program. Further supporting global stocks were the passage of the US tax reform bill and encouraging corporate earnings reports.

However, global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Global markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income-Credit Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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FRANKLIN K2 LONG SHORT CREDIT FUND

from concerns about consumer data privacy. However, an overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns during the period.

After accelerating in 2017’s third quarter, the US economy expanded at a slower pace in the fourth quarter. Growth continued to moderate in 2018’s first quarter due to a slowdown in consumer spending, exports, and state and local government spending, as well as a decline in residential fixed income investment. The unemployment rate declined from 4.3% in May 2017, as reported at the beginning of the 12-month period, to an 18-year low of 3.8% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 1.9% in May 2017, as reported at the beginning of the period, to 2.8% at period-end.3 The US Federal Reserve (Fed) raised its target range for the federal funds rate three times during the period and began reducing its balance sheet in October as part of its ongoing plan to normalize its monetary policy.

In Europe, the UK’s economic growth accelerated in 2017’s third quarter over the previous quarter and remained stable in the fourth quarter. However, growth moderated in 2018’s first quarter amid a decline in construction output. In November, the Bank of England raised its key policy rate for the first time in a decade. The eurozone’s quarterly growth held steady in 2017’s third and fourth quarters but moderated in 2018’s first quarter. The bloc’s annual inflation rate ended the period higher than in May 2017. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) growth held steady in 2017’s third quarter but slowed in the fourth quarter. GDP growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew in 2017’s third and fourth quarters, although at a slower pace than the previous quarters. However, growth accelerated in 2018’s first quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth.

Russia’s annual GDP growth rate remained positive in 2017’s third and fourth quarters as well as 2018’s first quarter, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2017’s third quarter but grew at a stable rate in the following two quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

We manage the Fund using a multi-manager approach. While we have overall responsibility for the Fund’s investments, we allocate the Fund’s assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: credit long short, structured credit and emerging market fixed income. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy and subadvisor weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and other investment options, among other things.

Credit long short strategies seek to isolate issuer-specific exposure, while limiting general market risks, by taking long and/or short positions in debt securities and other related instruments. Structured credit strategies aim to profit from trading in interest-rate sensitive securities such as residential and commercial MBS, REITs, credit default swaps on various indexes, collateralized loan obligations and ABS. Emerging market fixed income strategies invest in corporate and/or sovereign securities in emerging markets countries with a focus on fixed income.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

The Fund takes long and/or short positions in a wide range of asset classes, including credit, fixed income, and currencies,

3. Source: US Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Subadvisors
5/31/18

Credit Long Short
Apollo Credit Management LLC
Chatham Asset Management, LLC

Structured Credit
Ellington Global Asset Management, L.L.C.
Medalist Partners, LP

Emerging Markets Fixed Income
Emso Asset Management Limited

among others. The Fund may gain long or short exposure to select instruments by utilizing derivatives, engaging in short sales or entering into a series of purchase and sale contracts or repurchase agreements. Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price. The Fund may also use derivatives for hedging and nonhedging (investment) purposes. Such derivative investments may include currency forward contracts; futures contracts; put and call options on currencies, securities, indexes and exchange-traded funds; and swaps. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Portfolio Composition*

Based on Total Investments as of 5/31/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Manager’s Discussion

The Fund’s subadvisors for the 12-month period under review were Apollo Credit Management, Chatham Asset Management, Ellington Global Asset Management, Medalist Partners (formerly part of Candlewood Investment Group), and Emso Asset Management Limited. All subadvisors contributed to the Fund’s positive performance. Ellington was the top performer among subadvisors, followed by Chatham, Apollo, Medalist and Emso, respectively. These subadvisors are also listed in the Subadvisors table on this page.

In terms of strategy performance, the largest contributors to the Fund’s performance were credit long short and structured credit, followed by emerging markets fixed income. The percentages of the Fund’s long and short positions at period-end are listed in the Portfolio Composition bar chart on this page. The top contributors to the Fund’s aggregate performance by asset class were credit and interest rates, while currency exposures detracted.

In terms of aggregate sector exposures, the top performance drivers for the Fund were MBS, consumer discretionary and ABS. Conversely, a top detractor from aggregate sector performance was equity index hedges, notably for the Standard & Poor’s 500® Index.

The Fund’s structured credit subadvisors benefited from cash flows received from MBS and ABS holdings. The subadvisors noted that fundamentals remained strong in residential MBS. The Fund’s performance was also boosted by credit long short subadvisors’ long positioning in the consumer discretionary sector, including a publishing company and a payment and processing solutions firm.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Subadvisor credit default swaps, held in the form of short hedges in a high yield credit index, detracted from returns because there were very few defaults and credit conditions remained benign over the past year. Elsewhere, a subadvisor’s exposure to energy-related master limited partnerships detracted from returns resulting from a negative tax ruling from the Federal Energy Regulatory Commission.

Despite a few Fund holdings that detracted from performance during the period, the Fund did not experience strong market directional sensitivities within its portfolio, as is generally the case. If the odds of stronger portfolio directional sensitivities to market movements appear significant, the Fund may implement its Conditional Risk Overlay (CRO) strategy to invest in derivatives or other instruments in an effort to provide a hedge against negative market events. The CRO strategy was not used during the period.

What is a conditional risk overlay (CRO) strategy?

From time to time, the Fund’s investment manager may implement its CRO strategy, which seeks to neutralize certain market sensitivities that may exist in the Fund. The CRO strategy involves investing in derivatives or other instruments in an effort to reduce volatility and provide a hedge against market declines. When implemented, the strategy will reduce the Fund’s ability to benefit from positive market movements.

Thank you for your participation in Franklin K2 Long Short Credit Fund. We look forward to continuing to serve your future investment needs.

Charmaine Chin

Jeff Schmidt

Robert Christian
David C. Saunders
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Charmaine Chin is a managing director at K2 Advisors, which she joined in March 2008. She heads K2’s credit, relative value and event driven manager research team and leads the evaluation and selection of hedge fund subadvisors in these strategies. She also oversees manager selection and monitoring for K2’s Asian hedge fund exposure. Before joining K2, Ms. Chin worked at Goldman, Sachs & Co. in the special situations group and in the financial institutions group. Ms. Chin received a B.A. in economics at Harvard University where she graduated magna cum laude and Phi Beta Kappa.

Jeff Schmidt joined K2 Advisors in July 2013 and is managing director of portfolio construction. Prior to joining K2, Mr. Schmidt was the head of client solutions, North America for InfraHedge Limited, a subsidiary of State Street Corporation. Other previous positions he held include senior vice president and head of business development for WR Platform Advisors, LP; director of Merrill Lynch’s hedge fund development and management group; and managing director and chief operations officer of Marathon Capital Growth Partners, LLC. Mr. Schmidt graduated from Tulane University in 1980 with a B.A. in economics as well as an M.B.A. in economics and finance in 1982.

Robert Christian is a senior managing director and head of investment research for K2 Advisors, which he joined in 2010. Mr. Christian worked at Graham Capital Management LP from 1998 to 2003 as a portfolio manager and researcher of quantitative-based trading strategies. At Julius Baer Investment Management from 2003 to 2005, he was the head of macro strategies. From 2005 to 2010, he worked at FRM Americas LLC where he was the global head of directional trading strategies and portfolio advisor to numerous funds. Mr. Christian holds a Bachelor of Arts and Science in biology and economics from Stanford University (1985) and an M.B.A. in finance from Leonard N. Stern School of Business – New York University (1990).

David C. Saunders is the founding managing director of K2 Advisors, which he co-founded in 1994. He has worked at Tucker Anthony & R.L. Day as an equity trader; First Boston Corp. as vice president on the equity block trading desk; WaterStreet Capital, a hedge fund, as head trader; Tiger Management, as head trader; WorldSec Securities as president and ABN Amro Inc. as a senior managing director. Mr. Saunders graduated from the University of Maryland, College Park, with a B.S. degree in business.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Performance Summary as of May 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+3.63%	-2.33%
Since Inception (9/8/15)	+14.82%	+2.94%

Advisor
1-Year	+3.75%	+3.75%
Since Inception (9/8/15)	+15.08%	+5.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and, except for the HFR Index, do not pay management fees or expenses. Unlike most asset class indexes, HFR Index returns reflect fees and expenses. One cannot invest directly in an index.

Class A (9/8/15–5/31/18)

Advisor Class (9/8/15–5/31/18)

See page 10 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Distributions (6/1/17–5/31/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.1938	$0.1136	$0.0599	$0.3673
C	$0.1038	$0.1136	$0.0599	$0.2773
R	$0.1659	$0.1136	$0.0599	$0.3394
R6	$0.2080	$0.1136	$0.0599	$0.3815
Advisor	$0.2071	$0.1136	$0.0599	$0.3806

Total Annual Operating Expenses[6]
Share Class	With Waiver	Without Waiver
A	2.99%	3.57%
Advisor	2.74%	3.32%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the manager’s and subadvisors’ judgment about particular Fund portfolio investments prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Lower rated or high yield debt securities (junk bonds) involve greater credit risk, including the possibility of default or bankruptcy. Liquidity risk exists when securities become more difficult to sell, or are unable to be sold, at the price at which they’ve been valued. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/18. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income-Credit Index measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy and other relative value and event driven substrategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities.

5. Source: Morningstar. The ICE BofA Merrill Lynch US 3-Month Treasury Bill Index is an index of short-term US government securities with a remaining term to final maturity of less than three months.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/17	Ending Account Value 5/31/18	Expenses Paid During Period 12/1/17–5/31/18[1,2]	Ending Account Value 5/31/18	Expenses Paid During Period 12/1/17–5/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,009.40	$15.78	$1,009.22	$15.78	3.15%
C	$1,000	$1,004.60	$20.14	$1,004.84	$20.14	4.03%
R	$1,000	$1,008.60	$17.48	$1,007.53	$17.47	3.49%
R6	$1,000	$1,010.70	$15.14	$1,009.87	$15.13	3.02%
Advisor	$1,000	$1,010.60	$15.19	$1,009.82	$15.18	3.03%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Financial Highlights

Franklin K2 Long Short Credit Fund

	Year Ended May 31,
	2018	2017	2016[a]
Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.49	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.29	0.23	0.21

Net realized and unrealized gains (losses)	0.08	0.53	0.08

Total from investment operations	0.37	0.76	0.29

Less distributions from:

Net investment income	(0.19)	(0.32)	(0.08)

Net realized gains	(0.17)	(0.10)	(0.06)

Total distributions	(0.36)	(0.42)	(0.14)

Net asset value, end of year	$10.50	$10.49	$10.15

Total return[d]	3.63%	7.58%	2.99%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.51%	3.50%	3.37%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.98% [g]	2.75%	2.30% [g]

Expenses incurred in connection with securities sold short	0.89%	0.76%	0.40%

Net investment income	2.71%	2.24%	2.85%

Supplemental data

Net assets, end of year (000’s)	$45,088	$41,001	$28,198

Portfolio turnover rate	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,
	2018	2017	2016[a]
Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.35	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c]	0.19	0.14	0.09

Net realized and unrealized gains (losses)	0.07	0.52	0.12

Total from investment operations	0.26	0.66	0.21

Less distributions from:

Net investment income	(0.10)	(0.28)	(0.08)

Net realized gains	(0.17)	(0.10)	(0.06)

Total distributions	(0.27)	(0.38)	(0.14)

Net asset value, end of year	$10.34	$10.35	$10.07

Total return[d]	2.70%	6.56%	2.20%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	4.37%	4.44%	3.62%

Expenses net of waiver, payments by affiliates and expense reduction[f]	3.84% [g]	3.69%	2.55% [g]

Expenses incurred in connection with securities sold short	0.89%	0.76%	0.40%

Net investment income	1.85%	1.30%	2.60%

Supplemental data

Net assets, end of year (000’s)	$2,503	$1,507	$270

Portfolio turnover rate	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,
	2018	2017	2016[a]
Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.41	$10.10	$10.00

Income from investment operations[b]:

Net investment income[c]	0.25	0.20	0.08

Net realized and unrealized gains (losses)	0.09	0.53	0.16

Total from investment operations	0.34	0.73	0.24

Less distributions from:

Net investment income	(0.17)	(0.32)	(0.08)

Net realized gains	(0.17)	(0.10)	(0.06)

Total distributions	(0.34)	(0.42)	(0.14)

Net asset value, end of year	$10.41	$10.41	$10.10

Total return[d]	3.29%	7.29%	2.48%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.82%	3.83%	3.37%

Expenses net of waiver, payments by affiliates and expense reduction[f]	3.29% [g]	3.08%	2.30% [g]

Expenses incurred in connection with securities sold short	0.89%	0.76%	0.40%

Net investment income	2.40%	1.91%	2.85%

Supplemental data

Net assets, end of year (000’s)	$162	$127	$12

Portfolio turnover rate	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,
	2018	2017	2016[a]
Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.50	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.31	0.24	0.23

Net realized and unrealized gains (losses)	0.08	0.53	0.06

Total from investment operations	0.39	0.77	0.29

Less distributions from:

Net investment income	(0.21)	(0.32)	(0.08)

Net realized gains	(0.17)	(0.10)	(0.06)

Total distributions	(0.38)	(0.42)	(0.14)

Net asset value, end of year	$10.51	$10.50	$10.15

Total return[d]	3.76%	7.71%	3.01%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.35%	3.43%	3.35%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.83% [g]	2.68%	2.28% [g]

Expenses incurred in connection with securities sold short	0.89%	0.76%	0.40%

Net investment income	2.86%	2.31%	2.87%

Supplemental data

Net assets, end of year (000’s)	$13	$13,052	$12,384

Portfolio turnover rate	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,
	2018	2017	2016[a]
Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.50	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.30	0.24	0.20

Net realized and unrealized gains (losses)	0.09	0.53	0.09

Total from investment operations	0.39	0.77	0.29

Less distributions from:

Net investment income	(0.21)	(0.32)	(0.08)

Net realized gains	(0.17)	(0.10)	(0.06)

Total distributions	(0.38)	(0.42)	(0.14)

Net asset value, end of year	$10.51	$10.50	$10.15

Total return[d]	3.75%	7.70%	2.99%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.37%	3.44%	3.36%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.84% [g]	2.69%	2.29% [g]

Expenses incurred in connection with securities sold short	0.89%	0.76%	0.40%

Net investment income	2.85%	2.30%	2.86%

Supplemental data

Net assets, end of year (000’s)	$45,514	$25,125	$23,058

Portfolio turnover rate	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Statement of Investments, May 31, 2018

Franklin K2 Long Short Credit Fund
		Country	Shares/Rights	Value
	Common Stocks and Other Equity Interests 5.0%
	Consumer Finance 0.4%
a,b	iPayment Inc.	United States	466,839	$378,140

	Equity Real Estate Investment Trusts (REITs) 1.7%
c	Gaming And Leisure Properties Inc.	United States	6,300	221,130
c,d	Northstar Realty Europe Corp.	United States	20,519	287,471
c	Safety Income & Growth Inc.	United States	5,211	99,947
c	Vici Properties Inc.	United States	49,052	950,138

				1,558,686

	Independent Power & Renewable Electricity Producers 1.0%
c	NRG Yield Inc., A	United States	26,671	465,942
d	NRG Yield Inc., C	United States	22,452	392,910
	Pattern Energy Group Inc., A	United States	2,793	51,894

				910,746

	Media 1.4%
b	Altice NV, rts., 6/18/18	Netherlands	50,966	371,830
a	Altice NV, A	Netherlands	49,749	176,221
a,c	DISH Network Corp., A	United States	2,163	63,917
a,c	Postmedia Network Canada Corp.	Canada	56,068	43,242
c	Time Warner Inc.	United States	7,216	679,459

				1,334,669

	Metals & Mining 0.0%†
	Vedanta Ltd., ADR	India	3,509	51,582

	Multiline Retail 0.1%
	Hudson’s Bay Co.	Canada	8,912	66,259

	Oil, Gas & Consumable Fuels 0.1%
c,d	Targa Resources Corp.	United States	2,211	107,521

	Pharmaceuticals 0.0%†
a	Sanofi, Contingent Value, rts., 12/31/20	France	26,594	13,297

	Semiconductors & Semiconductor Equipment 0.1%
a	NXP Semiconductors NV	Netherlands	719	81,966

	Software 0.2%
a,c	Dell Technologies Inc., V	United States	2,450	197,617

	Total Common Stocks and Other Equity Interests (Cost $4,415,190)			4,700,483

	Preferred Stocks 0.4%
	Consumer Finance 0.3%
a,b	iPayment Inc., pfd.	United States	2,989	298,900

	Thrifts & Mortgage Finance 0.1%
a,c	FHLMC, 8.375%, pfd., Z	United States	5,717	36,074
a	FNMA, 8.25%, pfd., S	United States	2,575	16,248
a	FNMA, 8.25%, pfd., T	United States	2,275	14,219

				66,541

	Total Preferred Stocks (Cost $366,832)			365,441

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds 2.5%
	Automobiles 0.0%†
	Tesla Inc., senior note, 0.25%, 3/01/19	United States	46,000		$46,560

	Energy Equipment & Services 0.7%
	SEACOR Holdings Inc., senior bond, 3.00%, 11/15/28	United States	187,000		181,588
c	Weatherford International Ltd., senior note, 5.875%, 7/01/21	United States	440,000		430,914

					612,502

	Equity Real Estate Investment Trusts (REITs) 0.8%
c	Colony NorthStar Inc., senior note, 3.875%, 1/15/21	United States	268,000		256,616
c,f	iStar Inc., senior note, 144A, 3.125%, 9/15/22	United States	456,000		445,572

					702,188

	Independent Power & Renewable Electricity Producers 0.6%
c,f	NRG Yield Inc., senior note, 144A, 3.50%, 2/01/19	United States	217,000		216,640
	Pattern Energy Group Inc., senior note, 4.00%, 7/15/20	United States	359,000		361,162

					577,802

	Internet & Direct Marketing Retail 0.2%
f	Wayfair Inc., senior note, 144A, 0.375%, 9/01/22	United States	144,000		159,610

	Media 0.2%
f	Gannett Co. Inc., senior note, 144A, 4.75%, 4/15/24	United States	152,000		164,507

	Semiconductors & Semiconductor Equipment 0.0%†
	Sunpower Corp., senior note, 4.00%, 1/15/23	United States	37,000		31,045

	Total Convertible Bonds (Cost $2,276,753)				2,294,214

	Corporate Bonds and Notes 37.4%
	Banks 0.7%
e	Bank of America Corp., senior bond, FRN, 3.419%, (3-Month USD LIBOR + 1.04%), 12/20/28	United States	73,000		68,914
	JP Morgan Structured Products BV, zero cpn.,
	7/19/18	Egypt	7,078,000	EGP	386,256
	[g] Reg S, 8/02/18	Egypt	2,677,000	EGP	145,588
e	JPMorgan Chase & Co., senior bond, FRN, 4.005%, (3-Month USD LIBOR + 1.12%), 4/23/29	United States	73,000		72,347

					673,105

	Beverages 0.1%
	Anheuser-Busch InBev Worldwide Inc., senior bond, 4.60%, 4/15/48	Belgium	73,000		73,046

	Capital Markets 0.1%
e	The Goldman Sachs Group Inc., senior bond, FRN, 4.223%, (3-Month USD LIBOR + 1.30%), 5/01/29	United States	73,000		72,130

	Commercial Services & Supplies 3.1%
f	Harland Clarke Holdings Corp., 144A,
	senior note, 9.25%, 3/01/21	United States	1,772,000		1,776,430
	senior secured note, 8.375%, 8/15/22	United States	310,000		312,325
	R.R. Donnelley & Sons Co.,
	senior bond, 6.50%, 11/15/23	United States	296,000		292,300
	[c] senior bond, 6.00%, 4/01/24	United States	338,000		323,213
	[c] senior note, 7.00%, 2/15/22	United States	231,000		238,507

					2,942,775

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Communications Equipment 0.3%
c,f	Riverbed Technology Inc., senior note, 144A, 8.875%, 3/01/23	United States	300,000		$282,375

	Construction & Engineering 0.3%
	Engility Corp., senior note, 8.875%, 9/01/24	United States	291,000		305,914
	Great Lakes Dredge & Dock Corp., senior note, 8.00%, 5/15/22	United States	21,000		21,420

					327,334

	Construction Materials 0.2%
c,f	Standard Industries Inc., senior note, 144A, 5.50%, 2/15/23	United States	218,000		223,178

	Consumer Finance 0.7%
f	Everi Payments Inc., senior note, 144A, 7.50%, 12/15/25	United States	616,000		626,010

	Diversified Financial Services 2.4%
g	Citigroup Global Markets Holdings Inc., Reg S, zero cpn., 9/13/18	Egypt	12,756,209	EGP	681,051
f	One Call Corp., 144A,
	secured note, second lien, 10.00%, 10/01/24	United States	551,000		487,635
	senior secured note, first lien, 7.50%, 7/01/24	United States	932,000		918,020
f	Tervita Escrow Corp., senior secured note, 144A, 7.625%, 12/01/21	Canada	147,000		149,205

					2,235,911

	Diversified Telecommunication Services 2.4%
c,f	Altice Finco SA, secured bond, 144A, 8.125%, 1/15/24	Luxembourg	158,000		161,555
	Frontier Communications Corp., senior note,
	10.50%, 9/15/22	United States	465,000		420,825
	11.00%, 9/15/25	United States	361,000		290,605
c	Intelsat Jackson Holdings SA,
	senior bond, 7.25%, 10/15/20	Luxembourg	234,000		230,490
	[f] senior secured note, first lien, 144A, 9.50%, 9/30/22	Luxembourg	939,000		1,090,413
	Sprint Capital Corp., senior bond, 8.75%, 3/15/32	United States	61,000		65,804

					2,259,692

	Energy Equipment & Services 1.8%
f	Transocean Inc., senior note, 144A,
	9.00%, 7/15/23	United States	229,000		247,606
	[c] 7.50%, 1/15/26	United States	544,000		552,840
f	USA Compression Partners LP / USA Compression Finance Corp., senior note, 144A, 6.875%, 4/01/26	United States	51,000		52,721
c,f	Weatherford International LLC, senior note, 144A, 9.875%, 3/01/25	United States	485,000		476,513
c	Weatherford International Ltd., senior note, 5.125%, 9/15/20	United States	396,000		396,990

					1,726,670

	Equity Real Estate Investment Trusts (REITs) 1.1%
c	iStar Inc., senior note, 5.25%, 9/15/22	United States	214,000		208,650
f	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC, senior note, 144A, 7.125%, 12/15/24	United States	257,000		240,860
f	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC, senior secured note, 144A, 6.00%, 4/15/23	United States	570,000		558,244

					1,007,754

	Food & Staples Retailing 0.4%
c,f	Sigma Holdco BV, senior note, 144A, 7.875%, 5/15/26	Netherlands	366,000		352,275

	Food Products 2.7%
f	Dean Foods Co., senior note, 144A, 6.50%, 3/15/23	United States	609,000		598,343

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Food Products (continued)
	Deutsche Bank AG/London, zero cpn.,
	8/28/18	Germany	3,300,000	EGP	$177,513
	8/30/18	Germany	5,000,000	EGP	268,438
f	JBS USA LLC/Finance Inc., senior bond, 144A, 6.75%, 2/15/28	Brazil	1,515,000		1,433,569

					2,477,863

	Health Care Providers & Services 0.2%
f	Centene Escrow I Corp., senior note, 144A, 5.375%, 6/01/26	United States	187,000		189,337

	Hotels, Restaurants & Leisure 2.3%
f	Golden Nugget Inc., senior note, 144A,
	6.75%, 10/15/24	United States	376,000		381,170
	8.75%, 10/01/25	United States	443,000		462,935
c,f	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., senior secured note, second lien, 144A, 10.25%, 11/15/22	United States	167,000		182,030
f	Mohegan Gaming & Entertainment, senior note, 144A, 7.875%, 10/15/24	United States	895,000		854,725
f	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., secured note, 144A, 6.125%, 8/15/21	United States	259,000		259,000

					2,139,860

	Household Durables 1.1%
c,f	K Hovnanian Enterprises Inc., secured note, 144A, 10.00%, 7/15/22	United States	1,009,000		1,077,107

	Independent Power & Renewable Electricity Producers 0.5%
c,f	Atlantica Yield PLC, senior note, 144A, 7.00%, 11/15/19	Spain	437,000		455,572

	Insurance 0.0%†
f	Ambac Assurance Corp., sub. bond, 144A, 5.10%, 6/07/20	United States	2		3
e,f	Ambac LSNI LLC, senior secured note, 144A, FRN, 6.811%, (3-Month USD LIBOR + 5.00%), 2/12/23	Cayman Islands	9		10

					13

	Internet & Direct Marketing Retail 0.1%
f	Amazon.com Inc., senior bond, 144A, 4.05%, 8/22/47	United States	73,000		73,004

	Leisure Equipment & Products 0.8%
	Mattel Inc.,
	senior bond, 5.45%, 11/01/41	United States	127,000		102,527
	[f] senior note, 144A, 6.75%, 12/31/25	United States	687,000		671,886

					774,413

	Machinery 0.2%
f	Navistar International Corp., senior note, 144A, 6.625%, 11/01/25	United States	157,000		162,887
f	Titan International Inc., senior secured note, 144A, 6.50%, 11/30/23	United States	66,000		66,495

					229,382

	Media 7.1%
f	Altice Luxembourg SA, senior note, 144A, 7.75%, 5/15/22	Luxembourg	165,000		159,019
c,f	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	370,000		356,236
f	American Media Inc.,
	secured note, second lien, 144A, 5.50%, 9/01/21	United States	305,508		297,488
	sub. note, 144A, zero cpn. 3/01/22	United States	2,546,010		2,199,116
	Charter Communications Operating LLC / Charter Communications Operating Capital, senior secured bond, 5.75%, 4/01/48	United States	73,000		71,637

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Media (continued)
f	Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	589,000	$614,032
	The McClatchy Co.,
	senior bond, 7.15%, 11/01/27	United States	48,000	57,840
	senior bond, 6.875%, 3/15/29	United States	566,000	731,555
	senior secured note, first lien, 9.00%, 12/15/22	United States	83,000	86,528
f	Meredith Corp., senior note, 144A, 6.875%, 2/01/26	United States	703,000	711,788
c,f,h	Postmedia Network Inc., secured note, second lien, 144A, PIK, 10.25%, 7/15/23	Canada	509,863	604,188
f	Univision Communications Inc., senior secured note, 144A,
	5.125%, 5/15/23	United States	72,000	68,400
	[c] 5.125%, 2/15/25	United States	728,000	672,235

				6,630,062

	Oil, Gas & Consumable Fuels 2.5%
	Calumet Specialty Products Partners LP / Calumet Finance Corp., senior note,
	6.50%, 4/15/21	United States	245,000	242,244
	7.75%, 4/15/23	United States	218,000	218,545
	Cheniere Corpus Christi Holdings LLC, senior secured bond, 5.125%, 6/30/27	United States	267,000	266,332
f	Endeavor Energy Resources LP / EER Finance Inc., senior note, 144A, 5.50%, 1/30/26	United States	38,000	37,335
e,g	EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN, Reg S, 7.925%, (3-Month USD LIBOR + 5.63%), 9/24/19	Ecuador	78,947	78,332
c,f	Moss Creek Resources Holdings Inc., senior note, 144A, 7.50%, 1/15/26	United States	687,000	684,424
	MPLX LP, senior bond, 4.70%, 4/15/48	United States	73,000	70,233
f	Par Petroleum LLC / Petroleum Finance Corp., first lien, 144A, 7.75%, 12/15/25	United States	58,000	59,305
	Petrobras Global Finance BV, senior note,
	6.125%, 1/17/22	Brazil	387,000	406,350
	6.25%, 3/17/24	Brazil	168,000	170,352
	Southwestern Energy Co., senior note, 4.10%, 3/15/22	United States	155,000	151,125

				2,384,577

	Paper & Forest Products 2.6%
c,f,h	ARD Securities Finance SARL, senior secured note, 144A, PIK, 8.75%, 1/31/23	Luxembourg	265,127	271,755
f	Mercer International Inc., senior note, 144A, 5.50%, 1/15/26	Canada	36,000	35,370
c	Resolute Forest Products Inc., senior note, 5.875%, 5/15/23	United States	2,071,000	2,091,710

				2,398,835

	Personal Products 0.7%
c	Avon Products Inc., senior note, 6.60%, 3/15/20	United Kingdom	623,000	626,115

	Pharmaceuticals 0.3%
	Teva Pharmaceutical Finance Netherlands III BV,
	senior bond, 4.10%, 10/01/46	Israel	150,000	109,744
	senior note, 2.80%, 7/21/23	Israel	226,000	193,601

				303,345

	Software 0.1%
	Oracle Corp., senior bond, 4.00%, 11/15/47	United States	73,000	71,441

	Specialty Retail 1.5%
	Bed Bath & Beyond Inc., senior bond, 5.165%, 8/01/44	United States	384,000	290,534
c,f	PetSmart Inc., 144A,
	senior note, 8.875%, 6/02/25	United States	327,000	157,777
	senior secured note, first lien, 5.875%, 6/01/25	United States	1,344,000	934,080

				1,382,391

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Technology Hardware, Storage & Peripherals 0.5%
c,f	Dell International LLC / EMC Corp., senior note, 144A, 7.125%, 6/15/24	United States	434,000		$466,433

	Wireless Telecommunication Services 0.6%
g	Digicel Group Ltd., senior note, Reg S, 8.25%, 9/30/20	Jamaica	73,000		55,663
g	Digicel Ltd., senior note, Reg S, 6.00%, 4/15/21	Jamaica	504,000		464,310

					519,973

	Total Corporate Bonds and Notes (Cost $33,427,574)				35,001,978

	Foreign Government and Agency Securities 6.2%
	Government of Argentina,
	3.75%, 2/08/19	Argentina	6,572,000	ARS	276,609
	7.82%, 12/31/33	Argentina	156,876	EUR	192,467
	2.26% to 3/31/19, 4.74% thereafter, 12/31/38	Argentina	328,282	EUR	242,427
	[g] senior note, Reg S, 3.875%, 1/15/22	Argentina	200,000	EUR	228,987
	senior note, 5.625%, 1/26/22	Argentina	416,000		399,360
	senior note, 4.625%, 1/11/23	Argentina	122,000		111,159
	senior note, 5.875%, 1/11/28	Argentina	43,000		37,797
g	Government of Ecuador, senior note, Reg S, 10.75%, 3/28/22	Ecuador	200,000		209,290
g	Government of Hellenic Republic, senior bond, Reg S, 3.90%, 1/30/33	Greece	270,603	EUR	286,333
g	Government of Paraguay, senior note, Reg S, 4.625%, 1/25/23	Paraguay	200,000		202,250
g	Government of Peru, senior bond, Reg S,
	8.20%, 8/12/26	Peru	590,000	PEN	217,263
	6.95%, 8/12/31	Peru	756,000	PEN	254,504
	Government of Russia,
	7.75%, 9/16/26	Russia	5,103,000	RUB	84,518
	8.50%, 9/17/31	Russia	32,750,000	RUB	575,024
	[g] senior bond, Reg S, 5.25%, 6/23/47	Russia	200,000		190,360
	[g] senior note, Reg S, 5.00%, 4/29/20	Russia	100,000		102,492
	[g] senior note, Reg S, 4.50%, 4/04/22	Russia	200,000		204,105
	Government of South Africa,
	5.50%, 3/09/20	South Africa	215,000		221,902
	8.75%, 2/28/48	South Africa	11,958,455	ZAR	874,949
	R186, 10.50%, 12/21/26	South Africa	3,725,000	ZAR	326,501
	senior bond, 8.50%, 1/31/37	South Africa	1,233,000	ZAR	89,835
	Government of Turkey, senior bond, 7.00%, 6/05/20	Turkey	263,000		271,678
g	National Highways Authority of India, senior note, Reg S, 7.30%, 5/18/22	India	10,000,000	INR	147,146

	Total Foreign Government and Agency Securities (Cost $5,994,401)				5,746,956

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 35.1%
	Capital Markets 0.1%
	Lehman Mortgage Trust, 2005-3, 2A3, 5.50%, 1/25/36	United States	122,662		117,696

	Diversified Financial Services 15.0%
	Alternative Loan Trust, 2005-J10, 2A4, 6.00%, 10/25/35	United States	495,061		400,311
f,i	Anchorage Capital CLO 6 Ltd., 2015-6A, DR, 144A, FRN, 5.898%, (3-Month USD LIBOR + 3.55%), 7/15/30	United States	450,000		455,430
f,i	Ashford Hospitality Trust, 2018-ASHF, D, 144A, FRN, 4.019%, (1-Month USD LIBOR + 2.10%), 4/15/35	United States	750,000		751,406
i	Asset Backed Securities Corp. Home Equity Loan Trust, 2001-HE1, M2, FRN, 3.644%, (1-Month USD LIBOR + 1.73%), 4/15/31	United States	421,674		370,094

22	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
i	Bear Stearns ALT-A Trust, 2004-6, B1, FRN, 4.81%, (1-Month USD LIBOR + 2.85%), 7/25/34	United States	346,495	$356,773
f,i	Goldenttree Loan Management US CLO 1 Ltd., 2017-1A, D, 144A, FRN, 5.709%, (3-Month USD LIBOR + 3.35%), 4/20/29	United States	500,000	504,009
f,i	Grippen Park CLO Ltd., 2017-1A, D, 144A, FRN, 5.659%, (3-Month USD LIBOR + 3.30%), 1/20/30	United States	500,000	507,385
i	GSAMP Trust, 2004-HE2, M2, FRN, 3.61%, (1-Month USD LIBOR + 1.65%), 9/25/34	United States	151,063	147,564
f	GSMSC Pass-Through Trust, 144A, FRN,
	[i] 2009-4R, 2A3, 2.347%, (1-Month USD LIBOR + 0.45%), 12/26/36	United States	884,814	521,436
	[j] 2009-5R, 3A2, 5.50%, 10/26/35	United States	366,401	319,800
f,i	Home Partners of America Trust, 144A, FRN,
	2017-1, F, 5.478%, (1-Month USD LIBOR + 3.54%), 7/17/34	United States	500,000	507,018
	[k] 2018-1, E, 3.784%, (1-Month USD LIBOR + 1.85%), 7/17/37	United States	1,200,000	1,202,250
f,i	Hospitality Mortgage Trust, 2017-HIT, F, 144A, FRN, 6.423%, (1-Month USD LIBOR + 4.50%), 5/08/30	United States	400,000	405,406
f	Maps Ltd., 2018-1A, A, 144A, 4.212%, 5/15/43	Bermuda	500,000	503,987
b,j	Master Adjustable Rate Mortgages Trust, 2004-10, B1, FRN, 3.842%, 10/25/34	United States	674,825	421,168
i	Morgan Stanley ABS Capital I Inc. Trust, 2004-NC6, M3, FRN, 4.135%, (1-Month USD LIBOR + 2.18%), 7/25/34	United States	411,948	409,349
i	National Collegiate Student Loan Trust, FRN,
	2007-1, A3, 2.20%, (1-Month USD LIBOR + 0.24%), 7/25/30	United States	1,048,125	1,029,981
	2007-4, A3A2, 5.468%, (28 Day T-Bill), 3/25/38	United States	950,000	888,739
f,i	Palmer Square CLO Ltd., 2017-1A, 144A, FRN, 5.831%, (3-Month USD LIBOR + 3.50%), 5/21/29	United States	1,000,000	1,006,253
i	RAAC Series Trust, 2007-SP1, M1, FRN, 2.53%, (1-Month USD LIBOR + 0.57%), 3/25/37	United States	100,000	99,757
	Residential Asset Securitization Trust, 2006-A1, 1A1, 6.00%, 4/25/36	United States	478,593	375,096
f	S-Jets Ltd., 2017-1, A, 144A, 3.967%, 8/15/42	Bermuda	950,000	950,996
j	STARM Mortgage Loan Trust, 2007-2, 4A1, FRN, 3.832%, 4/25/37	United States	155,134	130,741
i	Terwin Mortgage Trust, 2003-6HE, M2, FRN, 4.585%, (1-Month USD LIBOR + 2.63%), 11/25/33	United States	206,319	177,351
f	Wendys Funding LLC, 2018-1A, A2I, 144A, 3.573%, 3/15/48	United States	997,500	975,605
f,i	Westchester CLO Ltd., 2007-1A, E, 144A, FRN, 6.658%, (3-Month USD LIBOR + 4.30%), 8/01/22	United States	595,616	593,946

				14,011,851

	Mortgage Real Estate Investment Trusts (REITs) 19.3%
j	American Home Mortgage Assets Trust, 2005-1, 1A1, FRN, 3.736%, 11/25/35	United States	217,342	194,115
j	Banc of America Mortgage Trust, FRN,
	2005-K, 2A1, 3.639%, 12/25/35	United States	400,532	392,328
	2005-L, 3A1, 3.597%, 1/25/36	United States	420,332	398,985
f,j	BCAP LLC Trust, 2010-RR1, 1A4, 144A, FRN, 3.634%, 3/26/37	United States	469,884	410,924
j	Bear Stearns ARM Trust, 2006-2, 4A1, FRN, 3.667%, 7/25/36	United States	78,905	68,954
f,i	BX Trust, 2017-APPL, E, 144A, FRN, 5.069%, (1-Month USD LIBOR + 3.15%), 7/15/34	United States	1,627,872	1,645,513
	Citigroup Mortgage Loan Trust, FRN,
	[i] 2004-OPT1, M4, 2.965%, (1-Month USD LIBOR + 1.01%), 10/25/34	United States	461,072	425,384
	[j] 2007-AR5, 2A1A, 3.738%, 4/25/37	United States	179,155	171,750
	[f],i 2008-RR1, A1A1, 144A, 2.03%, (1-Month USD LIBOR + 0.07%), 1/25/37	United States	854,666	799,653

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
	Countrywide Alternative Loan Trust,
	2005-73CB, 1A2, 6.25%, 1/25/36	United States	237,938	$243,869
	[i] 2005-IM1, A1, FRN, 2.56%, (1-Month USD LIBOR + 0.60%), 1/25/36	United States	200,900	192,859
	2006-4CB, 2A3, 5.50%, 4/25/36	United States	107,246	106,564
	CS First Boston Mortgage Securities Corp.,
	2002-9, 1A2, 7.50%, 3/25/32	United States	532,509	601,771
	[j] 2004-AR3, CB2, FRN, 3.71%, 4/25/34	United States	138,364	125,709
	[f,i] 2004-CF2, 2M2, 144A, FRN, 3.36%, (1-Month USD LIBOR + 1.40%), 5/25/44	United States	347,377	334,980
	CSMC Mortgage-Backed Trust, 2006-4, 9A1, 6.50%, 5/25/36	United States	855,854	543,110
f,j	FHLMC Seasoned Credit Risk Transfer Trust, 2017-2, M1, 144A, FRN, 4.00%, 8/25/56	United States	400,000	390,500
	GSR Mortgage Loan Trust,
	2004-6F, 2A4, 5.50%, 5/25/34	United States	247,435	255,336
	2007-1F, 1A1, 5.00%, 12/25/35	United States	247,674	267,786
	Home Equity Mortgage Trust, 2004-6, M2, 5.821%, 4/25/35	United States	188,987	190,596
f,i	Hyatt Hotel Portfolio Trust, 2017-HYT2, F, 144A, FRN, 4.97%, (1-Month USD LIBOR + 3.05%), 8/09/32	United States	625,000	631,671
i	Impac CMB Trust, FRN,
	2004-8, 3B, 4.585%, (1-Month USD LIBOR + 2.63%), 8/25/34	United States	188,757	182,378
	2004-9, 1A2, 2.84%, (1-Month USD LIBOR + 0.88%), 1/25/35	United States	820,987	777,060
	2005-2, 2B, 4.435%, (1-Month USD LIBOR + 2.48%), 4/25/35	United States	162,990	156,229
	2005-4, 2B1, 4.435%, (1-Month USD LIBOR + 2.48%), 5/25/35	United States	187,011	179,908
i	IndyMac Home Equity Loan Asset-Backed Trust, 2001-A, AV, FRN, 2.48%, (1-Month USD LIBOR + 0.52%), 3/25/31	United States	725,376	704,236
i	IndyMac INDX Mortgage Loan Trust, FRN,
	2004-AR14, 2A1A, 2.68%, (1-Month USD LIBOR + 0.72%), 1/25/35	United States	894,396	771,379
	2005-16IP, A1, 2.60%, (1-Month USD LIBOR + 0.64%), 7/25/45	United States	284,469	275,666
	2006-AR12, A1, 2.15%, (1-Month USD LIBOR + 0.19%), 9/25/46	United States	147,362	136,936
	2006-AR29, A2, 2.04%, (1-Month USD LIBOR + 0.08%), 11/25/36	United States	214,114	199,851
j	JP Morgan Mortgage Trust, FRN,
	2006-A5, 6A1, 3.421%, 8/25/36	United States	474,198	386,459
	2006-A7, 2A3, 3.603%, 1/25/37	United States	200,210	190,934
	2007-A2, 2A1, 3.733%, 4/25/37	United States	311,297	300,501
	JPMorgan Chase Commercial Mortgage Securities Trust,
	2006-LDP9, AM, 5.372%, 5/15/47	United States	164,822	166,032
	[j] 2007-LD11, AM, FRN, 6.005%, 6/15/49	United States	206,764	210,524
	[f,i] 2018-ASH8, F, 144A, FRN, 5.897%, (1-Month USD LIBOR + 4.00%), 2/15/35	United States	1,000,000	1,005,141
j	MASTR Seasoned Securitization Trust, 2004-1, 4A1, FRN, 3.605%, 10/25/32	United States	80,642	81,980
f,i	Motel 6 Trust, 2017-MTL6, E, 144A, FRN, 5.147%, (1-Month USD LIBOR + 3.25%), 8/15/34	United States	1,125,043	1,139,170
j	Provident Funding Mortgage Loan Trust, FRN,
	2003-1, B1, 3.738%, 8/25/33	United States	86,592	82,017
	2004-1, B1, 3.843%, 4/25/34	United States	55,580	52,365
j	Rali Trust,
	2005-QA8, NB2, FRN, 3.749%, 7/25/35	United States	110,184	98,593
	2005-QA8, NB3, FRN, 4.65%, 7/25/35	United States	63,133	53,015
i	Securitized Asset Backed Receivables LLC Trust, 2004-OP2, A2, FRN, 2.66%, (1-Month USD LIBOR + 0.70%), 8/25/34	United States	199,024	190,108

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
j	Structured ARM Loan Trust, FRN,
	2004-2, 1A1, 4.337%, 3/25/34	United States	156,367	$155,806
	2004-4, B1, 3.927%, 4/25/34	United States	498,268	454,194
i	WaMu Mortgage Pass-Through Certificates Trust, 2007-OA3, 2A1A, FRN, 2.318%, (1 Year CMT + 0.76%), 4/25/47	United States	78,191	77,719
j	Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, FRN,
	2003-AR2, M, 3.194%, 5/25/33	United States	155,824	136,105
	2003-AR3, B1, 3.685%, 6/25/33	United States	397,701	355,452
	Wells Fargo Mortgage Backed Securities Trust,
	[j] 2004-G, B1, FRN, 3.969%, 6/25/34	United States	255,662	237,094
	[j] 2005-AR2, 2A2, FRN, 3.912%, 3/25/35	United States	106,981	109,591
	2006-19, A4, 5.25%, 12/26/36	United States	337,472	338,322
	2007-3, 3B1, 5.50%, 4/25/22	United States	401,743	370,848

				17,967,970

	Thrifts & Mortgage Finance 0.7%
f,j	FHLMC, 2018-SPI1, M2, 144A, FRN, 3.746%, 2/25/48	United States	693,000	611,020

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $31,953,007)			32,708,537

	Country	Number of Contracts	Notional Amount#
Options Purchased 0.1%
Calls – Exchange-Traded 0.0%†
Bed Bath & Beyond Inc., January Strike Price $22.50, Expires 1/18/19	United States	105	10,500	8,347
Buckeye Partners LP, August Strike Price $40.00, Expires 8/17/18	United States	52	5,200	2,600
Buckeye Partners LP, August Strike Price $45.00, Expires 8/17/18	United States	64	6,400	640
Buckeye Partners LP, August Strike Price $50.00, Expires 8/17/18	United States	60	6,000	300
Buckeye Partners LP, November Strike Price $45.00, Expires 11/16/18	United States	65	6,500	1,950
Gray Television Inc., August Strike Price $12.50, Expires 8/17/18	United States	76	7,600	2,280
The Macerich Co., September Strike Price $65.00, Expires 9/21/18	United States	32	3,200	1,840
MBIA Inc., June Strike Price $10.00, Expires 6/15/18	United States	78	7,800	312
MBIA Inc., July Strike Price $10.00, Expires 7/20/18	United States	78	7,800	546
PG&E Corp., September Strike Price $50.00, Expires 9/21/18	United States	45	4,500	5,850
Sinclair Broadcast Group Inc., September Strike Price $40.00, Expires 9/21/18	United States	161	16,100	4,428
SunPower Corp., June Strike Price $9.00, Expires 6/15/18	United States	3	300	45
SunPower Corp., June Strike Price $10.00, Expires 6/15/18	United States	105	10,500	525
Trinity Industries Inc., July Strike Price $40.00, Expires 7/20/18	United States	18	1,800	252

				29,915

Puts – Exchange-Traded 0.1%
Dean Foods Co., June Strike Price $8.00, Expires 6/15/18	United States	72	7,200	216
Facebook Inc., January Strike Price $150.00, Expires 1/18/19	United States	10	1,000	2,860
GTT Communications Inc., August Strike Price $40.00, Expires 8/17/18	United States	28	2,800	3,290
Kohl’s Corp., October Strike Price $50.00, Expires 10/19/18	United States	48	4,800	3,960
S&P 500 Index, June Strike Price $2,550.00, Expires 6/15/18	United States	28	2,800	9,240

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Number of Contracts	Notional Amount#	Value
Options Purchased (continued)
Puts – Exchange-Traded (continued)
S&P 500 Index, June Strike Price $2,600.00, Expires 6/15/18	United States	29	2,900	$15,863
S&P 500 Index, June Strike Price $2,575.00, Expires 6/29/18	United States	19	1,900	19,228
SPDR S&P 500 ETF Trust, August Strike Price $263.00, Expires 8/17/18	United States	110	11,000	43,780
Teva Pharmaceutical Industries Ltd., ADR, January Strike Price $15.00, Expires 1/18/19	Israel	40	4,000	1,840
Teva Pharmaceutical Industries Ltd., ADR, January Strike Price $20.00, Expires 1/18/19	Israel	41	4,100	7,052

				107,329

Total Options Purchased (Cost $240,305)				137,244

		Country	Principal Amount*
	U.S. Government and Agency Securities 0.6%
	U.S. Treasury Bond, 3.00%, 2/15/48	United States	109,000		108,615
	U.S. Treasury Note, 2.50%, 3/31/23	United States	445,000		441,349

	Total U.S. Government and Agency Securities (Cost $547,530)				549,964

	Total Investments before Short Term Investments (Cost $79,221,592)				81,504,817

	Short Term Investments 15.5%
	Foreign Government and Agency Securities (Cost $127,775) 0.1%
l	Argentina Treasury Bill, 9/14/18	Argentina	2,575,745	ARS	105,711

			Shares
	Money Market Funds (Cost $10,696,709) 11.5%
m	Fidelity Investments Money Market Funds, 1.68%	United States	10,696,709		10,696,709

			Principal Amount*
	Repurchase Agreements (Cost $3,609,485) 3.9%
n	Joint Repurchase Agreement, 1.76%, 6/01/18 (Maturity Value $3,609,662)	United States	3,609,485		3,609,485

BNP Paribas Securities Corp. (Maturity Value $1,587,674)
Deutsche Bank Securities Inc. (Maturity Value $235,855)
HSBC Securities (USA) Inc. (Maturity Value $1,587,674)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $198,459)

Collateralized by U.S. Government Agency Securities, 1.375% - 1.875%, 9/18/18 - 5/01/20; [l]U.S. Treasury Bill, 12/06/18 - 4/25/19; and U.S. Treasury Note, 0.875% - 3.50%, 10/31/18 - 10/31/21 (valued at $3,684,815)

	Total Investments (Cost $93,655,561) 102.8%				95,916,722
	Options Written (0.1)%				(88,237)
	Securities Sold Short (10.0)%				(9,338,940)
	Other Assets, less Liabilities 7.3%				6,789,513

	Net Assets 100.0%				$93,279,058

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Number of Contracts	Notional Amount#	Value
o	Options Written (0.1)%
	Calls – Exchange-Traded (0.0)%†
	Altice USA Inc., June Strike Price $19.00, Expires 6/15/18	United States	100	10,000	$(6,000)
	Enterprise Products Partners LP, July Strike Price $29.00, Expires 7/20/18	United States	43	4,300	(3,225)
	The Macerich Co., September Strike Price $75.00, Expires 9/21/18	United States	32	3,200	(1,440)
	NorthStar Realty Europe Corp., September Strike Price $15.00, Expires 9/21/18	United States	156	15,600	(5,460)
	NRG Yield Inc., C, August Strike Price $17.50, Expires 8/17/18	United States	98	9,800	(7,350)
	Targa Resources Corp., June Strike Price $50.00, Expires 6/15/18	United States	10	1,000	(450)

					(23,925)

	Puts – Exchange-Traded (0.1)%
	Buckeye Partners LP, November Strike Price $30.00, Expires 11/16/18	United States	64	6,400	(6,336)
	NRG Yield Inc., A, June Strike Price $20.00, Expires 6/15/18	United States	78	7,800	(20,085)
	NRG Yield Inc., C, August Strike Price $15.00, Expires 8/17/18	United States	134	13,400	(1,675)
	SPDR S&P 500 ETF Trust, August Strike Price $270.00, Expires 8/17/18	United States	44	4,400	(26,136)
	Time Warner Inc., August Strike Price $85.00, Expires 8/17/18	United States	56	5,600	(10,080)

					(64,312)

	Total Options Written (Premiums Received $94,949)				(88,237)

		Country	Shares
p	Securities Sold Short (10.0)%
	Common Stocks (1.2)%
	Energy Equipment & Services (0.1)%
	SEACOR Holdings Inc.	United States	894	(46,694)
	Weatherford International PLC	United States	19,934	(67,576)

				(114,270)

	Equity Real Estate Investment Trusts (REITs) (0.3)%
	Seritage Growth Properties, A	United States	6,061	(252,501)

	Independent Power & Renewable Electricity Producers (0.5)%
	NRG Yield Inc., C	United States	24,537	(429,398)

	Internet & Direct Marketing Retail (0.1)%
	Wayfair Inc., A	United States	895	(82,653)

	Media (0.2)%
q	Altice USA Inc., A, when-issued	United States	10,256	(200,607)

	Professional Services (0.0)%†
	CoStar Group Inc.	United States	107	(40,791)

	Total Common Stocks (Proceeds $1,137,280)			(1,120,220)

			Principal Amount*
	Convertible Bonds (Proceeds $27,755) (0.0)%†
	Electrical Equipment (0.0)%†
	SolarCity Corp., senior note, 1.625%, 11/01/19	United States	30,000	(27,784)

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
p	Securities Sold Short (continued)
	Corporate Bonds and Notes (8.1)%
	Auto Components (0.2)%
f	Drivetime Automotive Group Inc., senior secured note, 144A, 8.00%, 6/01/21	United States	155,000		$(155,775)

	Chemicals (0.7)%
f	CVR Partners LP / CVR Nitrogen Finance Corp., senior note, 144A, 9.25%, 6/15/23	United States	432,000		(445,500)
g	K+S AG, Reg S,
	senior bond, 3.00%, 6/20/22	Germany	83,000	EUR	(103,436)
	senior note, 2.625%, 4/06/23	Germany	100,000	EUR	(122,002)

					(670,938)

	Commercial Services & Supplies (0.2)%
	Quad/Graphics Inc., senior note, 7.00%, 5/01/22	United States	105,000		(105,919)
f	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	73,000		(68,072)

					(173,991)

	Communications Equipment (0.1)%
f	Plantronics Inc., senior note, 144A, 5.50%, 5/31/23	United States	69,000		(68,827)

	Construction & Engineering (0.1)%
g	Astaldi SpA, senior note, Reg S, 7.125%, 12/01/20	Italy	142,000	EUR	(122,135)

	Containers & Packaging (0.1)%
f	Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	102,000		(97,920)

	Diversified Financial Services (0.3)%
g	Garfunkelux Holdco 2 SA, secured note, Reg S, 11.00%, 11/01/23	Luxembourg	200,000	GBP	(273,121)

	Diversified Telecommunication Services (0.5)%
	AT&T Inc., senior bond, 4.55%, 3/09/49	United States	167,000		(148,895)
f	Frontier Communications Corp., secured note, 144A, 8.50%, 4/01/26	United States	300,000		(291,750)

					(440,645)

	Electric Utilities (0.2)%
g	Eskom Holdings SOC Ltd., senior bond, Reg S, 7.125%, 2/11/25	South Africa	200,000		(201,868)

	Energy Equipment & Services (0.1)%
f	Precision Drilling Corp., senior note, 144A, 7.125%, 1/15/26	Canada	109,000		(111,453)

	Equity Real Estate Investment Trusts (REITs) (0.0)%†
f	Rayonier AM Products Inc., senior bond, 144A, 5.50%, 6/01/24	United States	22,000		(20,900)

	Food & Staples Retailing (0.3)%
g	Rallye SA, E, senior note, Reg S, 4.00%, 4/02/21	France	200,000	EUR	(229,528)

	Health Care Providers & Services (0.5)%
f	Air Medical Group Holdings Inc., senior note, 144A, 6.375%, 5/15/23	United States	58,000		(54,955)
f	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, senior note, 144A, 5.75%, 8/01/22	United States	425,000		(369,750)
f	West Street Merger Sub Inc., senior note, 144A, 6.375%, 9/01/25	United States	78,000		(74,880)

					(499,585)

	Hotels, Restaurants & Leisure (0.3)%
f	CRC Escrow Issuer LLC / CRC Finco Inc., senior note, 144A, 5.25%, 10/15/25	United States	169,000		(162,240)
f	Mohegan Gaming & Entertainment, senior note, 144A, 7.875%, 10/15/24	United States	166,000		(158,530)

					(320,770)

	Independent Power & Renewable Electricity Producers (0.2)%
	Calpine Corp., senior bond, 5.75%, 1/15/25	United States	237,000		(216,263)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
p	Securities Sold Short (continued)
	Internet Software & Services (0.5)%
f	GTT Communications Inc., senior note, 144A, 7.875%, 12/31/24	United States	438,000		$(440,190)

	Leisure Equipment & Products (0.1)%
	Vista Outdoor Inc., senior note, 5.875%, 10/01/23	United States	83,000		(78,435)

	Machinery (0.1)%
g	Galapagos Holding SA, senior secured note, first lien, Reg S, 7.00%, 6/15/22	Luxembourg	117,000	EUR	(94,947)

	Media (0.8)%
g	Altice Luxembourg SA, senior bond, Reg S, 6.25%, 2/15/25	Luxembourg	300,000	EUR	(342,529)
f	Altice Luxembourg SA, senior bond, 144A, 7.625%, 2/15/25	Luxembourg	384,000		(341,284)
	AMC Entertainment Holdings Inc., senior note, 5.75%, 6/15/25	United States	100,000		(98,125)

					(781,938)

	Multiline Retail (0.1)%
	Kohl’s Corp., senior bond, 4.25%, 7/17/25	United States	89,000		(88,851)

	Oil, Gas & Consumable Fuels (0.5)%
	Petroleos de Venezuela SA, 8.50%, 10/27/20	Venezuela	175,500		(150,053)
	Southwestern Energy Co., senior bond, 7.75%, 10/01/27	United States	311,000		(326,550)

					(476,603)

	Pharmaceuticals (1.5)%
	Mylan NV, senior note, 3.95%, 6/15/26	United States	145,000		(138,477)
	Teva Pharmaceutical Finance Co. LLC, senior bond, 6.15%, 2/01/36	Israel	122,000		(118,523)
	Teva Pharmaceutical Finance Netherlands III BV,
	senior bond, 3.15%, 10/01/26	Israel	222,000		(179,601)
	senior note, 6.75%, 3/01/28	Israel	944,000		(957,800)

					(1,394,401)

	Specialty Retail (0.2)%
f	Staples Inc., senior note, 144A, 8.50%, 9/15/25	United States	165,000		(155,018)

	Wireless Telecommunication Services (0.5)%
g	Digicel Group Ltd., senior note, Reg S, 7.125%, 4/01/22	Jamaica	565,000		(394,794)
	Sprint Corp., senior note, 7.625%, 2/15/25	United States	39,000		(40,267)

					(435,061)

	Total Corporate Bonds and Notes (Proceeds $7,850,471)				(7,549,163)

	Foreign Government and Agency Securities (Proceeds $358,931) (0.3)%
	Italian Treasury Bond, senior bond, 2.00%, 2/01/28	Italy	285,000	EUR	(310,068)

	U.S. Government and Agency Securities (Proceeds $330,713) (0.4)%
	U.S. Treasury Note, 2.875%, 5/15/28	United States	331,000		(331,705)

	Total Securities Sold Short (Proceeds $9,705,150)				$(9,338,940)

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

See Abbreviations on page 54.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

# Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 10 regarding fair value measurements.

cA portion or all of the security has been segregated as collateral for securities sold short, open swap contracts, open forward exchange contracts, open futures contracts and open written option contracts. At May 31, 2018, the aggregate value of these securities and/or cash pledged amounted to $16,121,577, representing 17.3% of net assets.

dA portion or all of the security is held in connection with written option contracts open at period end.

eThe coupon rate shown represents the rate at period end.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2018, the net value of these securities was $37,848,043, representing 40.6% of net assets.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2018, the net value of these securities was $1,583,314, representing 1.7% of net assets.

hIncome may be received in additional securities and/or cash.

iThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

jAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

kA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

lThe security was issued on a discount basis with no stated coupon rate.

mThe rate shown is the annualized seven-day yield at period end.

nSee Note 1(c) regarding joint repurchase agreement.

oSee Note 1(e) regarding written options.

pSee Note 1(g) regarding securities sold short.

qSecurity sold on a when-issued basis resulting in a short position. As such, the Fund is not subject to the deposit requirement or fees and expenses associated with short sale transactions. See Note 1(g).

At May 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
S&P 500 E-Mini Index	Short	3	$405,825	6/15/18	$(5,376)

Interest Rate Contracts
Euro BUXL 30 Yr. Bond	Short	2	399,252	6/07/18	(21,252)
Euro-BTP	Short	1	147,545	6/07/18	15,152
Euro-Bund	Short	1	189,549	6/07/18	(481)
U.S. Treasury 5 Yr. Note	Short	4	455,562	9/28/18	211
U.S. Treasury 10 Yr. Note	Short	1	120,438	9/19/18	(399)

			1,312,346		(6,769)

Total Futures Contracts					$(12,145)

*As of period end.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Argentine Peso	JPHQ	Sell	3,937,112	186,644		6/04/18	$29,575	$—
Brazilian Real	JPHQ	Buy	2,335,946	648,394		6/04/18	965	(22,344)
Brazilian Real	JPHQ	Sell	2,335,946	634,713		6/04/18	8,663	(964)
South Korean Won	JPHQ	Buy	182,762,470	170,012		6/04/18	—	(443)
South Korean Won	JPHQ	Sell	182,762,470	170,233		6/04/18	664	—
Peruvian Nuevo Sol	JPHQ	Buy	541,908	164,965		6/07/18	598	—
Peruvian Nuevo Sol	JPHQ	Sell	1,640,804	500,894		6/07/18	82	(482)
Argentine Peso	JPHQ	Sell	1,849,253	70,448		6/18/18	—	(2,240)
Indian Rupee	JPHQ	Sell	17,172,879	252,264		6/18/18	—	(1,696)
Peruvian Nuevo Sol	JPHQ	Sell	559,199	170,358		6/18/18	—	(353)
Chinese Yuan	JPHQ	Sell	1,393,279	219,021		6/20/18	1,897	—
Euro	JPHQ	Buy	988,579	1,184,724		6/20/18	114	(27,263)
Euro	JPHQ	Sell	1,822,605	2,211,724		6/20/18	78,367	(827)
Euro	JPHQ	Sell	284,437	2,174,634	CNY	6/20/18	8,270	(2,444)
Euro	JPHQ	Sell	551,683	14,030,277	CZK	6/20/18	37,590	(47,581)
Euro	JPHQ	Sell	233,496	1,095,075	RON	6/20/18	15,927	(14,786)
Indian Rupee	JPHQ	Sell	11,481,886	175,296		6/20/18	5,535	—
Japanese Yen	JPHQ	Buy	1,070,772	10,027		6/20/18	—	(170)
Japanese Yen	JPHQ	Sell	1,070,772	10,110		6/20/18	253	—
Mexican Peso	JPHQ	Buy	9,579,509	505,713		6/20/18	—	(27,134)
Mexican Peso	JPHQ	Sell	9,579,509	516,961		6/20/18	38,382	—
Romanian Leu	JPHQ	Sell	1,855,498	395,510	EUR	6/20/18	20,100	(22,181)
Russian Ruble	JPHQ	Buy	71,102,094	1,145,945		6/20/18	1,032	(10,802)
Russian Ruble	JPHQ	Sell	78,145,382	1,314,525		6/20/18	65,802	—
Singapore Dollar	JPHQ	Buy	182,879	136,876		6/20/18	—	(231)
Singapore Dollar	JPHQ	Sell	182,879	136,968		6/20/18	323	—
South African Rand	JPHQ	Buy	7,724,278	637,085		6/20/18	—	(31,961)
South African Rand	JPHQ	Sell	25,191,523	2,039,555		6/20/18	68,061	(2,027)
Turkish Lira	JPHQ	Buy	5,946,337	1,390,172		6/20/18	411	(87,871)
Turkish Lira	JPHQ	Sell	5,938,400	1,399,475		6/20/18	98,502	—
Indian Rupee	JPHQ	Buy	11,536,504	168,569		6/21/18	1,980	—
Indian Rupee	JPHQ	Sell	11,536,504	169,293		6/21/18	—	(1,256)
Indonesian Rupiah	JPHQ	Buy	4,739,133,629	337,185		6/21/18	3,042	—
Taiwan Dollar	JPHQ	Sell	11,638,857	389,546		6/21/18	467	—
Indian Rupee	JPHQ	Buy	11,584,428	169,281		6/22/18	1,957	—
Indian Rupee	JPHQ	Sell	11,584,428	169,326		6/22/18	—	(1,912)
British Pound	JPHQ	Sell	90,000	127,680		6/29/18	7,853	—
Canadian Dollar	JPHQ	Sell	80,000	62,387		6/29/18	634	—
Brazilian Real	JPHQ	Buy	612,834	167,567		7/03/18	—	(3,536)
Egyptian Pound	BZWS	Sell	2,517,950	136,674		8/16/18	—	(988)
Egyptian Pound	BZWS	Sell	759,572	41,236		8/23/18	—	(206)
Chinese Yuan	JPHQ	Buy	950,952	149,237		8/24/18	—	(1,480)
Taiwan Dollar	JPHQ	Sell	4,427,113	149,237		8/24/18	449	—
Euro	JPHQ	Buy	360,000	453,155		9/28/18	—	(28,279)
Euro	JPHQ	Sell	840,000	1,046,227		9/28/18	56,800	(1,950)

Total Forward Exchange Contracts							$554,295	$(343,407)

Net unrealized appreciation (depreciation)							$210,888

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency		Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Buy Protection[c]

Single Name
Government of Mexico	(1.00%)	Quarterly		6/20/23	341,000		$6,271	$647	$5,624
Government of South Africa	(1.00%)	Quarterly		12/20/21	394,000		4,050	26,965	(22,915)
Government of South Africa	(1.00%)	Quarterly		6/20/22	376,000		6,202	19,788	(13,586)
Government of South Korea	(1.00%)	Quarterly		12/20/21	355,184		(8,252)	(10,020)	1,768
Government of South Korea	(1.00%)	Quarterly		12/20/22	50,290		(1,304)	(1,201)	(103)
Government of Turkey	(1.00%)	Quarterly		12/20/20	503,000		12,758	41,382	(28,624)
Government of Turkey	(1.00%)	Quarterly		6/20/21	159,000		5,169	10,950	(5,781)
Government of Turkey	(1.00%)	Quarterly		12/20/21	98,000		4,114	5,993	(1,879)
Government of Turkey	(1.00%)	Quarterly		6/20/22	6,000		306	316	(10)

Traded Index
CDX.NA.HY.25	(5.00%)	Quarterly		12/20/20	1,401,600		(94,166)	14,016	(108,182)
CDX.NA.HY.28	(5.00%)	Quarterly		6/20/22	891,000		(64,379)	(65,793)	1,414

Contracts to Sell Protection[c,d]

Single Name
Government of Russia	1.00%	Quarterly		6/20/21	457,000		266	(33,432)	33,698	BB+
Government of Russia	1.00%	Quarterly		12/20/21	189,000		(460)	(7,019)	6,559	BB+
Government of South Africa	1.00%	Quarterly		12/20/22	184,000		(4,719)	(3,412)	(1,307)	BB+
Government of Turkey	1.00%	Quarterly		12/20/22	136,000		(8,572)	(6,150)	(2,422)	BB+

Total Centrally Cleared Swap Contracts							$(142,716)	$(6,970)	$(135,746)

OTC Swap Contracts

Contracts to Buy Protection[c]
Single Name			Counterparty
Altice Luxembourg S.A.	(5.00%)	Quarterly	BZWS	12/20/22	18,000	EUR	318	318	—
Altice Luxembourg S.A.	(5.00%)	Quarterly	BZWS	12/20/22	74,000	EUR	1,308	987	321
Altice Luxembourg S.A.	(5.00%)	Quarterly	JPHQ	12/20/22	94,000	EUR	1,662	2,064	(402)
American Axle & Manufacturing Holdings Inc.	(5.00%)	Quarterly	JPHQ	12/20/22	283,000		(32,235)	(29,646)	(2,589)
Avis Budget Group, Inc.	(5.00%)	Quarterly	GSCO	12/20/22	234,000		(21,690)	(20,272)	(1,418)
Avis Budget Group, Inc.	(5.00%)	Quarterly	GSCO	12/20/22	150,000		(13,904)	(10,030)	(3,874)
Avis Budget Group, Inc.	(5.00%)	Quarterly	JPHQ	12/20/22	78,000		(7,230)	(6,926)	(304)
Avis Budget Group, Inc.	(5.00%)	Quarterly	GSCO	12/20/22	47,000		(4,357)	(3,975)	(382)
Avis Budget Group, Inc.	(5.00%)	Quarterly	JPHQ	12/20/22	75,000		(6,952)	(3,960)	(2,992)
Avis Budget Group, Inc.	(5.00%)	Quarterly	JPHQ	6/20/23	101,000		(8,229)	(7,899)	(330)
Avon Products Inc.	(5.00%)	Quarterly	JPHQ	3/20/20	307,000		(9,055)	(9,740)	685
Avon Products Inc.	(5.00%)	Quarterly	BZWS	3/20/20	154,000		(4,542)	(4,672)	130
Avon Products Inc.	(5.00%)	Quarterly	JPHQ	3/20/20	77,000		(2,271)	(2,537)	266
Avon Products Inc.	(5.00%)	Quarterly	BZWS	3/20/20	77,000		(2,271)	(2,537)	266
Caterpillar Financial Services Corp.	(1.00%)	Quarterly	JPHQ	6/20/21	618,000		(14,578)	1,600	(16,178)
Dean Foods Co.	(5.00%)	Quarterly	GSCO	12/20/22	47,000		(2,955)	(2,572)	(383)
Dean Foods Co.	(5.00%)	Quarterly	GSCO	12/20/22	32,000		(2,012)	(1,651)	(361)
Dean Foods Co.	(5.00%)	Quarterly	GSCO	6/20/23	148,000		(7,363)	(5,401)	(1,962)
Dell Inc.	(1.00%)	Quarterly	BZWS	6/20/23	424,000		26,835	28,087	(1,252)
Ford Motor Co.	(5.00%)	Quarterly	GSCO	12/20/22	363,000		(63,709)	(63,251)	(458)
Ford Motor Credit Co. LLC	(5.00%)	Quarterly	GSCO	12/20/22	187,000		(34,354)	(32,584)	(1,770)
Frontier Communications Corp.	(5.00%)	Quarterly	MSCS	12/20/22	15,000		3,610	3,900	(290)
Frontier Communications Corp.	(5.00%)	Quarterly	GSCO	12/20/22	17,000		4,092	5,034	(942)

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)

Contracts to Buy Protection[c] (continued)

Single Name (continued)
Frontier Communications Corp.	(5.00%)	Quarterly	BZWS	12/20/22	22,000		$5,295	$6,515	$(1,220)
Frontier Communications Corp.	(5.00%)	Quarterly	MSCS	12/20/22	26,000		6,258	7,828	(1,570)
Frontier Communications Corp.	(5.00%)	Quarterly	JPHQ	12/20/22	49,000		11,794	13,985	(2,191)
Frontier Communications Corp.	(5.00%)	Quarterly	GSCO	12/20/22	56,000		13,479	16,850	(3,371)
Frontier Communications Corp.	(5.00%)	Quarterly	BZWS	12/20/22	57,000		13,719	17,423	(3,704)
Frontier Communications Corp.	(5.00%)	Quarterly	JPHQ	12/20/22	75,000		18,052	20,243	(2,191)
Frontier Communications Corp.	(5.00%)	Quarterly	JPHQ	12/20/22	94,000		22,625	28,620	(5,995)
Frontier Communications Corp.	(5.00%)	Quarterly	GSCO	12/20/22	94,000		22,625	28,732	(6,107)
Frontier Communications Corp.	(5.00%)	Quarterly	GSCO	12/20/22	115,000		27,680	34,170	(6,490)
Frontier Communications Corp.	(5.00%)	Quarterly	JPHQ	6/20/23	65,000		17,844	16,495	1,349
Galapagos Holding SA	(5.00%)	Quarterly	BZWS	6/20/18	71,000	EUR	(598)	29	(627)
Galapagos Holding SA	(5.00%)	Quarterly	GSCO	6/20/20	53,000	EUR	7,262	4,791	2,471
Glencore International AG	(5.00%)	Quarterly	JPHQ	12/20/22	196,000	EUR	(40,380)	(38,652)	(1,728)
Glencore International AG	(5.00%)	Quarterly	JPHQ	12/20/22	196,000	EUR	(40,380)	(38,345)	(2,035)
HEMA BondCo I BV	(5.00%)	Quarterly	BZWS	6/20/23	33,000	EUR	(1,004)	(911)	(93)
HEMA BondCo I BV	(5.00%)	Quarterly	BZWS	6/20/23	26,000	EUR	(791)	(563)	(228)
Honeywell International Inc.	(1.00%)	Quarterly	MSCO	12/20/22	403,000		(13,118)	(12,760)	(358)
Honeywell International Inc.	(1.00%)	Quarterly	JPHQ	6/20/23	220,000		(7,439)	(6,915)	(524)
Itochu Corp.	(1.00%)	Quarterly	GSCO	6/20/22	17,300,000	JPY	(5,157)	(4,177)	(980)
Itochu Corp.	(1.00%)	Quarterly	JPHQ	6/20/22	4,307,000	JPY	(1,284)	(1,073)	(211)
JFE Holdings, Inc.	(1.00%)	Quarterly	GSCO	6/20/22	5,746,000	JPY	(1,631)	(1,431)	(200)
JFE Holdings, Inc.	(1.00%)	Quarterly	JPHQ	6/20/22	3,802,000	JPY	(1,079)	(961)	(118)
K. Hovnanian Enterprises Inc.	(5.00%)	Quarterly	GSCO	6/20/18	37,000		180	1,299	(1,119)
K. Hovnanian Enterprises Inc.	(5.00%)	Quarterly	GSCO	6/20/18	15,000		73	1,321	(1,248)
K. Hovnanian Enterprises Inc.	(5.00%)	Quarterly	GSCO	6/20/18	16,000		78	1,791	(1,713)
K. Hovnanian Enterprises Inc.	(5.00%)	Quarterly	GSCO	6/20/18	74,000		360	11,248	(10,888)
K. Hovnanian Enterprises Inc.	(5.00%)	Quarterly	JPHQ	6/20/23	44,000		6,820	6,820	—
Kohl’s Corp.	(1.00%)	Quarterly	GSCO	6/20/23	162,000		2,358	2,627	(269)
Kohl’s Corp.	(1.00%)	Quarterly	GSCO	6/20/23	162,000		2,358	3,629	(1,271)
Kohl’s Corp.	(1.00%)	Quarterly	GSCO	6/20/23	324,000		4,715	6,834	(2,119)
Lloyds Bank PLC	(1.00%)	Quarterly	JPHQ	12/20/22	196,000	EUR	(1,699)	(2,387)	688
Lloyds Bank PLC	(1.00%)	Quarterly	BOFA	12/20/22	196,000	EUR	(1,699)	(2,188)	489
Marubeni Corp.	(1.00%)	Quarterly	GSCO	6/20/22	27,269,000	JPY	(7,047)	(5,447)	(1,600)
Marubeni Corp.	(1.00%)	Quarterly	JPHQ	6/20/22	6,291,000	JPY	(1,626)	(1,328)	(298)
MBIA Inc.	(5.00%)	Quarterly	GSCO	12/20/20	28,000		(340)	1,666	(2,006)
MBIA Inc.	(5.00%)	Quarterly	GSCO	12/20/20	99,000		(1,202)	3,355	(4,557)
MBIA Inc.	(5.00%)	Quarterly	GSCO	12/20/20	139,000		(1,688)	10,122	(11,810)
Mitsui O.S.K. Lines Ltd.	(1.00%)	Quarterly	JPHQ	6/20/22	9,678,000	JPY	(902)	(600)	(302)
Mitsui O.S.K. Lines Ltd.	(1.00%)	Quarterly	JPHQ	6/20/22	3,618,000	JPY	(337)	(225)	(112)
Pitney Bowes Inc.	(1.00%)	Quarterly	BZWS	6/20/23	43,000		6,626	5,962	664
Pitney Bowes Inc.	(1.00%)	Quarterly	GSCO	6/20/23	72,000		11,094	10,228	866
Pitney Bowes Inc.	(1.00%)	Quarterly	MSCS	6/20/23	144,000		22,188	20,456	1,732
R. R. Donnelley & Sons Co.	(5.00%)	Quarterly	GSCO	12/20/22	156,000		9,064	7,395	1,669
R. R. Donnelley & Sons Co.	(5.00%)	Quarterly	GSCO	6/20/23	47,000		3,864	2,377	1,487
Rallye SA	(5.00%)	Quarterly	BZWS	6/20/19	71,000	EUR	(370)	2,567	(2,937)
Rallye SA	(5.00%)	Quarterly	JPHQ	6/20/19	175,000	EUR	(913)	6,801	(7,714)
Rallye SA	(5.00%)	Quarterly	GSCO	12/20/19	10,000	EUR	257	342	(85)
Rallye SA	(5.00%)	Quarterly	BZWS	6/20/21	42,000	EUR	4,694	3,504	1,190
Rallye SA	(5.00%)	Quarterly	GSCO	12/20/22	49,000	EUR	9,218	552	8,666
Sharp Corp.	(1.00%)	Quarterly	JPHQ	12/20/18	4,914,000	JPY	(236)	182	(418)

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)

Contracts to Buy Protection[c] (continued)

Single Name (continued)
The Hertz Corp.	(5.00%)	Quarterly	MSCO	6/20/22	22,000		$2,149	$3,497	$(1,348)
The Hertz Corp.	(5.00%)	Quarterly	GSCO	6/20/22	69,000		6,739	4,845	1,894
The Hertz Corp.	(5.00%)	Quarterly	GSCO	6/20/22	42,000		4,102	5,018	(916)
The Hertz Corp.	(5.00%)	Quarterly	BZWS	6/20/22	102,000		9,962	12,195	(2,233)
The Hertz Corp.	(5.00%)	Quarterly	GSCO	12/20/22	30,000		3,660	2,672	988
The Hertz Corp.	(5.00%)	Quarterly	GSCO	12/20/22	45,000		5,490	4,640	850
The Hertz Corp.	(5.00%)	Quarterly	GSCO	12/20/22	105,000		12,810	8,854	3,956
The Hertz Corp.	(5.00%)	Quarterly	GSCO	12/20/22	173,000		21,106	14,704	6,402
The McClatchy Co.	(5.00%)	Quarterly	GSCO	6/20/23	72,000		(4,243)	(5,567)	1,324
The McClatchy Co.	(5.00%)	Quarterly	JPHQ	6/20/23	72,000		(4,243)	(5,245)	1,002
Transocean Inc.	(5.00%)	Quarterly	BZWS	6/20/22	2,000		(201)	63	(264)
Transocean Inc.	(5.00%)	Quarterly	GSCO	6/20/22	43,000		(4,330)	1,710	(6,040)
Transocean Inc.	(5.00%)	Quarterly	GSCO	6/20/23	98,000		(8,823)	(3,312)	(5,511)
Transocean Inc.	(5.00%)	Quarterly	GSCO	6/20/23	109,000		(9,813)	(2,623)	(7,190)
Transocean Inc.	(5.00%)	Quarterly	GSCO	6/20/23	34,000		(3,061)	(2,252)	(809)
Weatherford International Ltd.	(1.00%)	Quarterly	MSCS	6/20/21	25,000		2,435	3,928	(1,493)
Weatherford International Ltd.	(1.00%)	Quarterly	JPHQ	6/20/21	25,000		2,435	4,016	(1,581)
Weatherford International Ltd.	(1.00%)	Quarterly	JPHQ	6/20/21	25,000		2,435	4,189	(1,754)
Weatherford International Ltd.	(1.00%)	Quarterly	BZWS	6/20/21	37,000		3,604	5,479	(1,875)
Weatherford International Ltd.	(1.00%)	Quarterly	JPHQ	6/20/21	37,000		3,604	5,831	(2,227)
Weatherford International Ltd.	(1.00%)	Quarterly	GSCO	6/20/21	37,000		3,604	5,901	(2,297)
Weatherford International Ltd.	(1.00%)	Quarterly	GSCO	6/20/21	37,000		3,604	5,918	(2,314)
Weatherford International Ltd.	(1.00%)	Quarterly	JPHQ	6/20/21	37,000		3,604	6,288	(2,684)
Weatherford International Ltd.	(1.00%)	Quarterly	GSCO	6/20/21	37,000		3,604	6,776	(3,172)
Weatherford International Ltd.	(1.00%)	Quarterly	GSCO	6/20/21	61,000		5,942	7,523	(1,581)
Weatherford International Ltd.	(1.00%)	Quarterly	JPHQ	6/20/21	61,000		5,942	7,826	(1,884)
Weatherford International Ltd.	(1.00%)	Quarterly	GSCO	6/20/21	61,000		5,942	8,373	(2,431)
Weatherford International Ltd.	(1.00%)	Quarterly	MSCS	6/20/21	62,000		6,039	11,050	(5,011)

Contracts to Sell Protection[c,d]

Single Name
Astaldi SpA	5.00%	Quarterly	GSCO	6/20/23	57,000	EUR	(32,386)	(25,429)	(6,957)	CCC
Galapagos Holding SA	5.00%	Quarterly	GSCO	6/20/23	123,000	EUR	(38,667)	(29,266)	(9,401)	CCC+
K. Hovnanian Enterprsies Inc.	5.00%	Quarterly	JPHQ	6/20/18	31,000		(151)	(2,821)	2,670	CC

Total OTC Swap Contracts							$(67,328)	$87,914	$(155,242)

Total Credit Default Swap Contracts							$(210,044)	$80,944	$(290,988)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

34	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts
Description	Payment Frequency		Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 1.75%	Semi-Annually		3/21/20	1,012,000		$9,324
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 1.75%	Semi-Annually		6/20/20	1,500,000		(4,261)
Receive Fixed rate 8.09% Pay Floating rate BRL-BRLCDI	Annually		1/04/21	2,876,394	BRL	(14,148)
Receive Fixed rate 8.95% Pay Floating rate BRL-BRLCDI	Annually		1/04/21	785,269	BRL	930
Receive Floating rate 1 Month MXN TIIE Pay Fixed rate 7.57%	Monthly		4/19/21	8,813,777	MXN	5,597
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.64%	Annually		3/21/23	6,980,851	CZK	536
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.67%	Annually		3/21/23	4,762,919	CZK	24
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.74%	Annually		3/21/23	1,690,199	CZK	(282)
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.80%	Annually		3/21/23	1,842,351	CZK	(558)
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.86%	Annually		3/21/23	7,291,583	CZK	(3,230)
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.84%	Annually		5/22/23	10,223,058	CZK	(3,643)
Receive Floating rate MIBOR Pay Fixed rate 6.67%	Annually		6/20/23	13,265,333	INR	2,918
Receive Fixed rate 10.36% Pay Floating rate BRL-BRLCDI	Annually		1/02/25	1,947,062	BRL	(10,386)
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 2.25%	Semi-Annually		6/20/28	1,100,000		(14,360)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.56%	Semi-Annually		11/29/46	112,459	GBP	1,674
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.60%	Semi-Annually		12/03/46	82,713	GBP	251
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.44%	Semi-Annually		1/07/47	156,995	GBP	7,714
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.41%	Semi-Annually		8/04/67	108,000	GBP	3,459
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.34%	Semi-Annually		12/14/67	18,000	GBP	1,170
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.37%	Semi-Annually		1/05/67	100,000	GBP	5,525
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.29%	Semi-Annually		2/28/67	21,000	GBP	1,972

Total Centrally Cleared Swap Contracts						(9,774)

OTC Swap Contracts		Counterparty
Receive Floating rate 3 Month KLIBOR Pay Fixed rate 4.14%	Quarterly	MSCS	5/18/23	511,748	MYR	(1,596)
Receive Floating rate 3 Month KLIBOR Pay Fixed rate 4.14%	Quarterly	BOFA	5/21/23	518,950	MYR	(1,612)

Total OTC Swap Contracts						(3,208)

Total Interest Rate Swap Contracts						$(12,982)

*In U.S. dollars unless otherwise indicated.

franklintempleton.com	Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts
Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Credit Contracts - Short[a]
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	MSCS	6/20/18	$132,000	$(417)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	MSCS	6/20/18	135,000	635
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	75,000	347
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	94,000	(279)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	102,000	(127)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	535,000	(535)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	MSCS	6/20/18	128,000	(260)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	MSCS	6/20/18	26,000	(63)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	227,000	(1,398)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	MSCS	6/20/18	131,000	(267)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	220,000	(1,510)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	382,000	(1,101)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	JPHQ	6/20/18	118,000	(1,237)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	GSCO	6/20/18	120,000	(1,260)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Quarterly	GSCO	6/20/18	136,000	(869)

						(8,341)

Equity Contracts - Long[b]
Buckeye Partners LP	1-Month LIBOR + 0.85%	Monthly	BZWS	2/28/19	588,848	(94,927)
Buckeye Partners LP	1-Month LIBOR + 0.65%	Monthly	JPHQ	6/10/19	117,400	(8,998)
Energy Transfer Equity LP	1-Month LIBOR + 0.65%	Monthly	JPHQ	3/13/19	65,416	2,183
Energy Transfer Partners LP	1-Month LIBOR + 0.65%	Monthly	JPHQ	3/13/19	70,811	3,820
Enterprise Products Partners LP	1-Month LIBOR + 0.90%	Monthly	GSCO	12/14/18	424,915	40,433
Gaming and Leisure Properties Inc.	1-Month LIBOR + 0.90%	Monthly	GSCO	1/09/19	94,522	(4,000)
Northstar Realty Europe Corp.	1-Month LIBOR + 0.65%	Monthly	GSCO	3/14/19	26,951	7,878
Suncoke Energy Partners LP	1-Month LIBOR + 2.50%	Monthly	MSCS	6/01/19	13,425	54

						(53,557)

Total Return Swap Contracts						$(61,898)

aThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

bThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Abbreviations on page 54.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Financial Statements

Statement of Assets and Liabilities

May 31, 2018

Franklin K2 Long Short Credit Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$90,046,076
Cost - Unaffiliated repurchase agreements	3,609,485

Value - Unaffiliated issuers	$92,307,237
Value - Unaffiliated repurchase agreements	3,609,485
Cash	272,873
Restricted Cash for OTC derivative contracts (Note 1f)	160,000
Foreign currency, at value (cost $125,753)	253,855
Receivables:
Investment securities sold	1,242,850
Capital shares sold	153,735
Dividends and interest	708,112
Deposits with brokers for:
Securities sold short	5,233,700
OTC derivative contracts	940,000
Futures contracts	33,206
Centrally cleared swap contracts	911,021
Due from brokers	173,586
Variation margin on centrally cleared swap contracts	6,065
OTC swap contracts (upfront payments $553,835)	490,045
Unrealized appreciation on OTC forward exchange contracts	554,295
Unrealized appreciation on OTC swap contracts	97,375
Other assets	49

Total assets	107,147,489

Liabilities:
Payables:
Investment securities purchased	2,920,002
Capital shares redeemed	4,126
Management fees	56,995
Distribution fees	6,705
Transfer agent fees	1,236
Variation margin on futures contracts	2,024
OTC swap contracts (upfront receipts $441,199)	402,131
Options written, at value (premiums received $94,949)	88,237
Securities sold short, at value (proceeds $9,705,150)	9,338,940
Due to brokers	257,232
Unrealized depreciation on OTC forward exchange contracts	343,407
Unrealized depreciation on OTC swap contracts	317,723
Accrued expenses and other liabilities	129,673

Total liabilities	13,868,431

Net assets, at value	$93,279,058

Net assets consist of:
Paid-in capital	$89,691,129
Undistributed net investment income	496,750
Net unrealized appreciation (depreciation)	2,593,134
Accumulated net realized gain (loss)	498,045

Net assets, at value	$93,279,058

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

May 31, 2018

Franklin K2 Long Short Credit Fund

Class A:
Net assets, at value	$45,087,756

Shares outstanding	4,293,489

Net asset value per share[a]	$10.50

Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.14

Class C:
Net assets, at value	$2,502,874

Shares outstanding	242,015

Net asset value and maximum offering price per share[a]	$10.34

Class R:
Net assets, at value	$161,856

Shares outstanding	15,549

Net asset value and maximum offering price per share	$10.41

Class R6:
Net assets, at value	$12,550

Shares outstanding	1,195

Net asset value and maximum offering price per share	$10.51

Advisor Class:
Net assets, at value	$45,514,022

Shares outstanding	4,329,542

Net asset value and maximum offering price per share	$10.51

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2018

Franklin K2 Long Short Credit Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$231,592
Interest: (net of foreign taxes)~
Unaffiliated issuers:
Paydown gain (loss)	445,933
Paid in cash	4,125,089

Total investment income	4,802,614

Expenses:
Management fees (Note 3a)	1,643,153
Distribution fees: (Note 3c)
Class A	59,071
Class C	18,489
Class R	714
Transfer agent fees: (Note 3e)
Class A	18,545
Class C	818
Class R	69
Class R6	1,354
Advisor Class	14,207
Custodian fees (Note 4)	84,806
Reports to shareholders	20,887
Registration and filing fees	86,876
Professional fees	159,698
Trustees fees and expenses	35,224
Dividends and interest on securities sold short	590,136
Security borrowing fees	162,493
Other	25,243

Total expenses	2,921,783
Expense reductions (Note 4)	(5,339)
Expenses waived/paid by affiliates (Note 3f)	(441,459)

Net expenses	2,474,985

Net investment income	2,327,629

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	617,852
Written options	98,250
Foreign currency transactions	173,390
Forward exchange contracts	(524,352)
Futures contracts	(14,521)
Securities sold short	17,857
Swap contracts	113,445

Net realized gain (loss)	481,921

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(744,801)
Translation of other assets and liabilities denominated in foreign currencies	(43,107)
Forward exchange contracts	357,290
Written options	8,749
Futures contracts	(3,372)
Securities sold short	688,596
Swap contracts	(56,804)

Net change in unrealized appreciation (depreciation)	206,551

Net realized and unrealized gain (loss)	688,472

Net increase (decrease) in net assets resulting from operations	$3,016,101

*Foreign taxes witheld on dividends	$22
~Foreign taxes witheld on interest	$3,331

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin K2 Long Short Credit Fund

	Year Ended May 31,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$2,327,629	$1,655,358
Net realized gain (loss)	481,921	2,240,829
Net change in unrealized appreciation (depreciation)	206,551	1,375,722

Net increase (decrease) in net assets resulting from operations	3,016,101	5,271,909

Distributions to shareholders from:
Net investment income:
Class A	(798,159)	(1,140,497)
Class C	(16,539)	(31,012)
Class R	(2,505)	(2,328)
Class R6	(229,423)	(380,096)
Advisor Class	(581,543)	(755,488)
Net realized gains:
Class A	(714,554)	(368,226)
Class C	(27,644)	(11,313)
Class R	(2,620)	(758)
Class R6	(191,370)	(121,801)
Advisor Class	(487,193)	(242,776)

Total distributions to shareholders	(3,051,550)	(3,054,295)

Capital share transactions: (Note 2)
Class A	4,137,021	11,826,722
Class C	996,451	1,228,788
Class R	34,638	115,130
Class R6	(13,046,394)	231,683
Advisor Class	20,379,574	1,271,511

Total capital share transactions	12,501,290	14,673,834

Net increase (decrease) in net assets	12,465,841	16,891,448
Net assets:
Beginning of year	80,813,217	63,921,769

End of year	$93,279,058	$80,813,217

Undistributed net investment income included in net assets:
End of year	$496,750	$281,852

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Financial Statements

Franklin K2 Long Short Credit Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Long Short Credit Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other

42	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on May 31, 2018.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts, if any, are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate, equity price and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or

44	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Derivative Financial Instruments (continued)

received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

f. Restricted Cash

At May 31, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income separately in the Statement of Operations. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assump tions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,068,222	$11,330,973	1,264,686	$13,252,348
Shares issued in reinvestment of distributions	48,302	502,336	34,170	351,266
Shares redeemed	(730,238)	(7,696,288)	(169,475)	(1,776,892)

Net increase (decrease)	386,286	$4,137,021	1,129,381	$11,826,722

Class C Shares:
Shares sold	156,509	$1,621,784	188,527	$1,949,434
Shares issued in reinvestment of distributions	4,283	44,033	4,162	42,325
Shares redeemed	(64,430)	(669,366)	(73,843)	(762.971)

Net increase (decrease)	96,362	$996,451	118,846	$1,228,788

Class R Shares:
Shares sold	2,884	$30,055	10,774	$112,554
Shares issued in reinvestment of distributions	457	4,720	253	2,586
Shares redeemed	(13)	(137)	(1)	(10)

Net increase (decrease)	3,328	$34,638	11,026	$115,130

Class R6 Shares:
Shares sold	90,935	$964,819	111,147	$1,158,073
Shares issued in reinvestment of distributions	40,378	420,337	48,773	501,391
Shares redeemed	(1,373,217)	(14,431,550)	(136,747)	(1,427,781)

Net increase (decrease)	(1,241,904)	$(13,046,394)	23,173	$231,683

Advisor Class Shares:
Shares sold	2,309,752	$24,300,041	150,611	$1,573,709
Shares issued in reinvestment of distributions	20,313	211,456	4,635	47,694
Shares redeemed	(392,942)	(4,131,923)	(33,736)	(348,892)

Net increase (decrease)	1,937,123	$20,379,574	121,510	$1,271,511

46	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to K2 Advisors of 1.90% per year of the average daily net assets of the Fund.

Prior to October 1, 2017, the Fund paid fees to K2 Advisors of 2.05% per year of the average daily net assets of the Fund.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund. The subadvisory fees are paid by K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Subadvisors
Apollo Credit Management LLC
Chatham Asset Management, LLC
Ellington Global Asset Management, L.L.C.
Emso Asset Management Limited
Medalist Partners, LP

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund. The fee is paid by K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$3,637
CDSC retained	$101

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2018, the Fund paid transfer agent fees of $34,993, of which $21,600 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors and Investor Services has contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and expenses related to securities sold short) for each class of the Fund do not exceed 1.95%, and Class R6 does not exceed 1.94% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g. Other Affiliated Transactions

At May 31, 2018, Franklin Resources, Inc. owned 56.3% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended May 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,560,135	$3,054,295
Long term capital gains	491,415	—

Total distributions paid	$3,051,550	$3,054,295

48	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

5. Income Taxes (continued)

At May 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$84,546,224

Unrealized appreciation	$4,473,223
Unrealized depreciation	(2,397,469)

Net unrealized appreciation (depreciation)	$2,075,754

Undistributed ordinary income	$956,338
Undistributed long term capital gains	427,327

Distributable earnings	$1,383,665

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, foreign currency transactions, paydown losses and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from the capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2018, aggregated $209,175,628 and $190,164,621, respectively.

7. Credit Risk

At May 31, 2018, the Fund had 21.5% of its portfolio invested in high yield and other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Other Derivative Information

At May 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$15,363	[a]	Variation margin on futures contracts	$22,132	[a]
	Variation margin on centrally cleared swap contracts	41,094	[a]	Variation margin on centrally cleared swap contracts	50,868	[a]
				Unrealized depreciation on OTC swap contracts	3,208
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	554,295		Unrealized depreciation on OTC forward exchange contracts	343,407

franklintempleton.com	Annual Report	49

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Variation margin on centrally cleared swap contracts	$49,063	[a]	Variation margin on centrally cleared swap contracts	$184,809	[a]
	OTC swap contracts (upfront payments)	490,045		OTC swap contracts (upfront receipts)	402,131
	Unrealized appreciation on OTC swap contracts	43,007		Unrealized depreciation on OTC swap contracts	206,590
Equity contracts	Investments in securities, at value	137,244	[b]	Options written, at value	88,237
	Unrealized appreciation on OTC swap contracts	54,368		Unrealized depreciation on OTC swap contracts	107,925
				Variation margin on futures contracts	5,376	[a]

Totals		$1,384,479			$1,414,683

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended May 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Investments	$(10,834)[a]	Futures contracts	$(2,499)
	Futures contracts	17,376	Swap contracts	5,306
	Swap contracts	42,693
Foreign exchange contracts	Investments	(7,026)[a]	Investments	4,432 [a]
	Forward exchange contracts	(524,352)	Forward exchange contracts	357,290
	Swap contracts	(52,949)	Swap contracts	(8,534)
Credit contracts	Swap contracts	5,109	Swap contracts	(19)
Equity contracts	Investments	(554,007)[a]	Investments	(35,527)[a]
	Written options	98,250	Written options	8,749
	Futures contracts	(31,897)	Futures contracts	(873)
	Swap contracts	118,592	Swap contracts	(53,557)

Totals		$(899,045)		$274,768

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended May 31, 2018, the average month end notional amount of futures contracts, options and swap contracts represented $1,948,165, $724,392 and $21,221,264, respectively. The average month end contract value of forward exchange contracts was $12,864,876.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

8. Other Derivative Information (continued)

At May 31, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$554,295	$343,407
Swap Contracts	587,420	719,854

Total	$1,141,715	$1,063,261

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At May 31, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities, and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BOFA	$489	$(489)	$—	$—	$—
BZWS	85,700	(85,700)	—	—	—
GSCO	310,181	(310,181)	—	—	—
JPHQ	190,253	(188,372)	—	(1,881)	—
JPHQ[c]	502,012	—	—		502,012
MSCO	3,497	(3,497)	—	—	—
MSCS	49,583	(10,967)	—	—	38,616

Total	$1,141,715	$(599,206)	$—	$(1,881)	$540,628

At May 31, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets, and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[b]	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BOFA	$3,800	$(489)	$—	$—	$3,311
BZWS	119,237	(85,700)	—	(33,537)	—
GSCO	341,371	(310,181)	—	(31,190)	—
JPHQ	188,372	(188,372)	—	—	—
JPHQ[c]	385,048	—		—	385,048
MSCO	14,466	(3,497)	—	—	10,969
MSCS	10,967	(10,967)	—	—	—

Total	$1,063,261	$(599,206)	$—	$(64,727)	$399,328

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NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

cRepresents derivatives not subject to an ISDA master agreement.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page 54.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2018, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Common Stocks and Other Equity Interests	$3,950,513	$—	$749,970	$4,700,483
Preferred Stocks	66,541	—	298,900	365,441
Convertible Bonds	—	2,294,214	—	2,294,214
Corporate Bonds and Notes	—	35,001,978	—	35,001,978
Foreign Government and Agency Securities	—	5,746,956	—	5,746,956
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	32,287,369	421,168	32,708,537
Options Purchased	137,244	—	—	137,244
U.S. Government and Agency Securities	—	549,964	—	549,964
Short Term Investments	10,696,709	3,715,196	—	14,411,905

Total Investments in Securities	$14,851,007	$79,595,677	$1,470,038	$95,916,722

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NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

10. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Other Financial Instruments:
Futures Contracts	$15,363	$—	$—	$15,363
Forward Exchange Contracts	—	554,295	—	554,295
Swap Contracts	—	187,532	—	187,532

Total Other Financial Instruments	$15,363	$741,827	$—	$757,190

Liabilities:
Other Financial Instruments:
Options Written	$88,237	$—	$—	$88,237
Securities Sold Short[a]	1,120,220	8,218,720	—	9,338,940
Futures Contracts	27,508	—	—	27,508
Forward Exchange Contracts	—	343,407	—	343,407
Swap Contracts	—	553,400	—	553,400

Total Other Financial Instruments	$1,235,965	$9,115,527	$—	$10,351,492

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At May 31, 2018, the reconciliation of assets, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfer Into (Out of) Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Common Stocks and Other Equity Interests	$186,736	$419,608	$—	$—	$—	$—	$143,626	$749,970	$143,626
Preferred Stocks	298,969	—	—	—	(69)	—	—	298,900	—
Asset-Backed Securities and Commercial Mortgage-Backed Securities	303,284	502,590	(373,503)	—	—	(35,229)	24,026	421,168	191

Total Investments in Securities	$788,989	$922,198	$(373,503)	$—	$(69)	$(35,229)	$167,652	$1,470,038	$143,817

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

Level 3 investments in securities include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable. They may also include fair value of immaterial financial instruments and/or other assets developed using various valuation techniques and unobservable inputs.

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NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus. The changes will become effective on a future date prior to the calendar year end of 2018.

Ab breviations

Counterparty		Currency		Selected Portfolio		Index
BOFA	Bank of America, N.A.	ARS	Argentine Peso	ADR	American Depositary Receipt	CDX.NA.HY	CDX North America High Yield
BZWS	Barclays Bank PLC	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
GSCO	Goldman Sachs International	CNY	Chinese Yuan	BRLCDI	Brazil Cetip Di Interbank Deposit Rate
JPHQ	JP Morgan Chase Bank, N.A.	CZK	Czech Koruna	CLO	Collateralized Loan Obligation
MSCO	Morgan Stanley & Co., LLC	EGP	Egyptian Pound	CMT	Constant Maturity Treasury Index
MSCS	Morgan Stanley Capital Services LLC	EUR	Euro	ETF	Exchange Traded Fund
		GBP	British Pound	FHLMC	Federal Home Loan Mortgage Corp.
		INR	Indian Rupee	FNMA	Federal National Mortgage Association
		JPY	Japanese Yen	FRN	Floating Rate Note
		MXN	Mexican Peso	KLIBOR	Kuala Lumpur InterBank Offered Rate
		MYR	Malaysian Ringgit	LIBOR	London InterBank Offered Rate
		PEN	Peruvian Nuevo Sol	MIBOR	Mumbai InterBank Offered Rate
		RON	Romanian Leu	PIK	Payment In-Kind
		RUB	Russian Ruble	PRIBOR	Prague InterBank Offered Rate
		USD	United States Dollar	REIT	Real Estate Investment Trust
		ZAR	South African Rand	SPDR	S&P Depositary Receipt
				TIIE	Interbank Equilibrium Interest Rate

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of

Franklin K2 Long Short Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin K2 Long Short Credit Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the statement of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from September 8, 2015 (commencement of operations) through May 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin K2 Long Short Credit Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from September 8, 2015 (commencement of operations) through May 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

July 25, 2018

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $682,802 as long term capital gain dividend for the fiscal year ended May 31, 2018.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $931,966 as short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2018.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	39	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman of the Board	Trustee since 2011 and Vice Chairman of the Board since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	39	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Since 2011	39	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	151	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	43	None

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Templeton Institutional, LLC; Templeton Global Advisors, Limited, and Templeton Investment Counsel, LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2011. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Board Approval of Investment Management Agreements and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Long Short Credit Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Apollo Credit Management, LLC

Medalist Partners, LP

Chatham Asset Management, LLC

Ellington Global Asset Management, L.L.C.

EMSO Asset Management Limited

It was noted that the sub-advisory agreement for Medalist Partners, LP was approved at the Board’s April 23, 2018 and was being reapproved in order to bring the Board’s annual consideration of such agreement into line with those of the other sub-advisers of the Fund.

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FTI complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge

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Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, is still evolving, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). Because many of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group determined by Lipper, K2 Advisors requested a second peer group including funds that K2 Advisors considers to be peer funds (“Alternate Expense Group”). K2 Advisors believes that the Fund’s expenses are in line with the second peer group. While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s

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investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation.

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program.

With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders

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were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in September 2015, the trustees reviewed the investment performance of the Fund for the one– and two-year periods ended December 31, 2017. As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative credit focus funds. The Fund had total returns in the second-best performing quintile for the one- and two-year periods ended December 31, 2017. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the losses realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years (or, if earlier, inception) and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor. Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the

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contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of both its Base Expense Group and Alternate Expense Group. The Fund’s total expenses were also in the most expensive quintile of both its Base Expense Group and Alternate Expense Group.

Noting the factors and limitations noted above with respect to the Broadridge Section 15(c) Report and factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

The Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than three complete years of operating results.

Board Approval of Sub-Advisory Agreement

FRANKLIN K2 LONG SHORT CREDIT FUND

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on April 24, 2018, unanimously approved the sub-advisory agreement (the “New Sub-Advisory Agreement”) with Medalist Partners, LP (“Medalist”). Medalist was formed as a result of a transaction (“Transaction”) whereby the structured credit team of Candlewood Investment Group, LP, a sub-adviser to Fund since inception of the Fund (“Candlewood”), would formally separate from Candlewood and form Medalist, an independent investment adviser.

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In approving the New Sub-Advisory Agreement, the Board, including the independent trustees, determined that fees to be paid under the New Sub-Advisory Agreement were fair and reasonable and that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. At an independent trustees’ meeting held on April 23, 2018, the independent trustees met with representatives of Medalist. In making the foregoing approvals, the independent trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various information related to the New Sub-Advisory Agreement including: (1) the information arising out of their discussions with representatives of Medalist at the April 23, 2018 meeting; (2) a description of the terms of the proposed form of New Sub-Advisory Agreement; (3) information describing the nature, quality and extent of services that Medalist would provide to the Fund, and the proposed sub-advisory fees payable to Medalist; (4) an oral report from K2/D&S Management Co., L.L.C., the Fund’s investment manager (“K2 Advisors”), on the diligence conducted on Medalist and the reasons K2 Advisors was recommending Medalist as a sub-advisor for the Fund, including, but not limited to, Medalist’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (5) representations from the Trust’s management regarding Medalist’s compliance program and capabilities, including Medalist’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by management with respect thereto. The Board considered that Candlewood was in the process of executing the Transaction, whereby the Candlewood structured credit team would formally separate from Candlewood and form Medalist, an independent investment adviser. The Board considered the services that had been provided by Candlewood since the Fund’s inception and the fact that the investment team and compliance program would each remain intact at Medalist following the Transaction. The Board noted that the material terms of the New Sub-Advisory Agreement are identical to the subadvisory agreement that was previously in place with Candlewood, and the terms of the New Sub-Advisory Agreement were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by Medalist to the Fund under the New Sub-Advisory Agreement, as well as the nature and quality of the services previously provided by Medalist’s portfolio management team to the Fund while employed at Candlewood; (2) the experience of Medalist’s portfolio management team managing the Fund at Candlewood and as a manager of other accounts; (3) strength and reputation of Medalist’s portfolio management team within the industry; (4) the fairness of the compensation under the New Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Medalist, including the management team’s expertise in the management of other alternative strategy funds; (6) profitability matters; (7) oral reports from K2 Advisors on the diligence conducted on Medalist and the reasons for recommending Medalist as a sub-advisor for the Fund, including, but not limited to, Medalist’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (8) representations from the Trust’s management regarding Medalist’s compliance program and capabilities, including Medalist’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken with respect thereto. Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and overseeing sub-advisors of the Fund, as well as Medalist’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goals.

The following discussion relates to certain primary factors relevant to the Board’s decision to approve the New Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services to be provided by Medalist, as well as the nature and quality of the services previously provided by Medalist’s portfolio management team to the Fund while employed at Candlewood. In this regard, they reviewed the Fund’s investment goal and Medalist’s proposed investment strategy, and Medalist’s ability to implement such investment goal and/or investment strategy,

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including, but not limited to, Medalist’s trading practices and investment decision processes.

With respect to the sub-advisory services to be provided by Medalist, the Board noted the responsibilities that Medalist would have with respect to the Fund’s assets to be allocated to Medalist by K2-Advisors (the “Sub-Advised Portion”), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of the Sub-Advised Portion. The trustees considered the performance of Medalist’s structured credit team in managing the Sub-Advised Portion of the Fund when the team was at Candlewood.

The trustees reviewed the portfolio management team at Medalist that would be responsible for managing the Sub-Advised Portion, including the team’s performance, staffing, skills and compensation program. The trustees considered that Medalist does not anticipate any changes to the investment team responsible for managing the portion of the Fund currently allocated to Candlewood as a result of the Transaction. The Board also considered information from the Trust’s management regarding Medalist’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors with respect to Medalist, including the due diligence undertaken with respect to Medalist’s compliance capabilities, efforts to integrate Medalist’s operations, policies, procedures and compliance functions with those of K2 Advisors, and Medalist’s plans to transition such operations, policies, procedures and compliance functions from Candlewood. The Board also considered that in connection with the initial approval of Candlewood, the Board approved Candlewood’s compliance policies and procedures (including, among other items, its code of ethics), and the Board had received updates on Candlewood’s compliance program from management during the course of Candlewood’s service as a sub-adviser to the Fund. The Board also considered assurances from Medalist that its compliance policies and procedures were not materially different than those of Candlewood.

Based on their review, the trustees were satisfied with the nature and quality of the overall services to be provided by Medalist to the Fund and its shareholders and were confident in the abilities of Medalist to implement its proposed investment strategy, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as Medalist has not provided any services to the Fund, there was no investment performance of Medalist with respect to the

Fund. The Board considered the investment performance of Medalist’s structured credit team, including Candlewood’s performance as a sub-adviser to the Fund. The Board also considered the proposed performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of Medalist in managing the Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided by Medalist. The Board also noted that it could not evaluate Medalist’s profitability with respect to the Fund since no assets had yet been allocated to Medalist.

The Board noted that the sub-advisory fees would be paid by K2 Advisors to Medalist, were the same as the sub-advisory fees paid by K2 Advisors to Candlewood, and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees to be paid by K2 Advisors to Medalist were the product of arms-length negotiations between K2 Advisors and Medalist and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and Medalist in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and Medalist. The Board considered the extent to which Medalist may derive ancillary benefits from the Fund’s operations.

With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring Medalist as a sub-advisor to the Fund, the Board considered the following: (1) the limited operating history of the Fund, (2) the fee waiver and expense limitation arrangements in effect, and the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements, (3) the sub-advisory fees to be paid to Medalist are at the same rate as fees previously paid under the subadvisory agreement with Candlewood, and are the same as the fees charged by all of the Fund’s existing sub-advisors, and (4) K2 Advisors’ belief that the hiring of Medalist as a sub-advisor will not have any demonstrable impact on K2 Advisors’ profitability.

Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by Medalist as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

SHAREHOLDER INFORMATION

benefiting the Fund directly or indirectly. Because Medalist had not commenced operations and the Fund had only recently commenced operations, and among other considerations, the Board concluded that economies of scale were difficult to consider at this time.

CONCLUSION. After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the trustees—including a majority of the independent trustees—with the assistance of independent counsel approved the New Sub-Advisory Agreement, including the fees payable thereunder, with Medalist for the Fund.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin K2 Long Short Credit Fund

Investment Manager

K2/D&S Management Co., L.L.C.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	948 A 07/18

Annual Report and Shareholder Letter May 31, 2018

Franklin K2 Global Macro Opportunities Fund

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2018, global markets were aided by price gains in commodities, generally upbeat economic data across regions and encouraging corporate earnings reports. Markets were also supported by the European Central Bank’s extension of its monetary easing program and the passage of US tax reforms. However, investor sentiment was dampened by Korean peninsula tensions, protectionist US trade policies and US-China trade disputes, consumer data privacy concerns, and worries that central banks could raise interest rates in response to strong economic growth and rising inflation. In this environment, global developed stock markets, as measured by the MSCI World Index, generated a +12.18% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index, produced a +14.43% total return.1 Global government bonds, as measured by the Citigroup World Government Bond Index, posted a +2.06% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Madison S. Gulley, CFA

President and Chief Executive Officer – Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin K2 Global Macro Opportunities Fund

This annual report for Franklin K2 Global Macro Opportunities Fund covers the fiscal year ended May 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation over a full business and economic cycle, which may include periods of rising and declining interest rates. The Fund seeks to achieve this goal by allocating its assets across global macro-focused investment strategies, which are “non-traditional” or “alternative” strategies that generally focus on macroeconomic opportunities across numerous markets and investments. Macroeconomic refers to economic factors such as changes in unemployment, national income, gross domestic product, and inflation and price levels. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple subadvisors, and the Fund’s investment manager has overall responsibility for the Fund’s investments. The Fund’s principal investments include both US and foreign (including emerging markets) securities and exchange-traded and over-the-counter (OTC) derivative instruments, and may include asset classes such as equities, fixed income, interest rates, currencies or commodities. The Fund invests primarily in a wide range of derivative instruments that provide the Fund with broad exposure, either long or short, to these various asset classes. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

Performance Overview

The Fund’s Class A shares had a -1.74% cumulative total return for the 12 months under review. For comparison, the Fund’s new primary and old secondary benchmark, the HFRX Macro/CTA Index, which measures performance of global macro strategies with exposure to equity, fixed income, hard currency and commodity markets, produced a +0.87% total return for the same period.1 As the investment manager believes the composition of the HFRX Macro/CTA Index more accurately reflects the Fund’s holdings, it has replaced the ICE BofA Merrill Lynch US 3-Month Treasury Bill Index as the Fund’s primary benchmark. Also for comparison, the ICE BofA Merrill Lynch US 3-Month Treasury Bill Index, the Fund’s new secondary and old primary benchmark, which is an index of short-term

Portfolio Composition*

Based on Total Investments as of 5/31/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

US government securities with a remaining term to final maturity of less than three months, posted a +1.28% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018 and generated a +12.43% total return for the period, as measured by the MSCI All Country World Index.2 Global markets were aided by price gains in oil and other commodities, as well as the European Central Bank’s (ECB’s) extension of its monetary easing program. Further supporting global stocks were the passage of the US tax reform bill and encouraging corporate earnings reports.

However, global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Macro/CTA Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

sooner than expected. Global markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. However, an overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns during the period.

After accelerating in 2017’s third quarter, the US economy expanded at a slower pace in the fourth quarter. Growth continued to moderate in 2018’s first quarter due to a slowdown in consumer spending, exports, and state and local government spending, as well as a decline in residential fixed income investment. The unemployment rate declined from 4.3% in May 2017, as reported at the beginning of the 12-month period, to an 18-year low of 3.8% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 1.9% in May 2017, as reported at the beginning of the period, to 2.8% at period-end.3 The US Federal Reserve (Fed) raised its target range for the federal funds rate three times during the period and began reducing its balance sheet in October as part of its ongoing plan to normalize its monetary policy.

In Europe, the UK’s economic growth accelerated in 2017’s third quarter over the previous quarter and remained stable in the fourth quarter. However, growth moderated in 2018’s first quarter amid a decline in construction output. In November, the Bank of England raised its key policy rate for the first time in a decade. The eurozone’s quarterly growth held steady in 2017’s third and fourth quarters but moderated in 2018’s first quarter. The bloc’s annual inflation rate ended the period higher than in May 2017. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) growth held steady in 2017’s third quarter but slowed in the fourth quarter. GDP growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew in 2017’s third and fourth quarters, although at a slower pace than the previous quarters. However, growth accelerated in 2018’s first quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s annual GDP growth rate remained positive in 2017’s third and fourth quarters as well as 2018’s first quarter, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2017’s third quarter but grew at a stable rate in the following two quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

We manage the Fund using a multi-manager approach. We have overall responsibility for the Fund’s investments and principally allocate assets among multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with discretionary and systematic focused global macro strategies. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, and availability of various subadvisors and other investment options, among other things. We allocate the Fund’s assets to specific subadvisors utilizing a bottom-up approach, selecting subadvisors and their weighting within the Fund’s portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations.

Discretionary global macro strategies seek to profit by tactically investing across different asset classes, markets (including emerging markets) and investment opportunities through a combination of fundamental market analysis and quantitative modeling. Systematic global macro strategies seek to profit by utilizing quantitative models to identify investment opportunities across different asset classes and markets in order to construct a portfolio of investments. Quantitative trading models are proprietary systems that rely on mathematical computations to identify trading opportunities. Subadvisors may use strategies which include a combination of discretionary and systematic focused strategies.

The Fund may invest in equities and various debt instruments, such as securities of the US government, its agencies and instrumentalities and sovereign, quasi-sovereign and corporate bonds. Such debt instruments may have variable or fixed interest rates, may be of any maturity, duration or credit rating and may include high yield (junk) bonds and distressed debt securities (securities

3. Source: US Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

of companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy). The Fund may use derivatives for both hedging and non-hedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. The subadvisors will use a variety of derivatives to implement their respective investment strategies, which may include futures contracts, swaps, currency forward contracts and options. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

The Fund’s subadvisors for the period were P/E GLOBAL, Aspect Capital, Graham Capital Management and Emso Asset

Subadvisors
5/31/18

Discretionary Macro
Emso Asset Management Limited

Systematic Macro
Aspect Capital Limited
Graham Capital Management, L.P.
P/E GLOBAL LLC

Management. Negative performance for two underlying subadvisors, Graham Capital Management and Aspect Capital, led the Fund to post a negative overall result for the review period. Conversely, positive performance for two subadvisors, Emso Asset Management and P/E GLOBAL, benefited Fund returns.

In terms of the Fund’s aggregate asset class exposure, leading detractors from performance included currencies and interest rate exposures. In contrast, leading contributors to performance included commodities, credit, cash and equity.

With regard to aggregate sector/industry and security exposure, the top detractors from performance were currencies, government bonds, and agriculture and livestock. Conversely, energy and environment, interest-rate derivatives, cash and cash equivalents, financials and energy benefited returns.

In terms of geographic exposures, Canada, Germany, Australia and New Zealand detracted from performance. Conversely, European positions outside Germany, along with Hong Kong, Japan and Egypt, benefited results.

Quantitative-based strategies rallied from mixed results in 2017’s third quarter and delivered positive results in 2017’s fourth quarter as identifiable trends in equities, fixed income and commodities persisted. However, reversals in price trends across a number of markets in 2018’s first quarter left the systematic subadvisors with little reprieve, despite the diversified nature of their portfolios. For example, early 2018’s steep equity market correction, combined with rising bond yields, credit risk and an appreciating US dollar led to considerable losses. Emerging markets-focused discretionary macro subadvisor Emso Asset Management’s long positioning in government bonds benefited performance. For example, long positions in Egyptian Treasury bills generated strong returns, as reforms implemented by the government over the past 18 months (in connection with a US$12 billion International Monetary Fund loan agreement) led to improved investor sentiment and a stable currency. In addition, long positions in Argentine government bonds appreciated earlier in the period amid a credit ratings upgrade, progress on a tax reform plan and a positive outcome in parliamentary elections—however, these gains were mostly

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

offset by a broad emerging market selloff in May 2018, accompanied by strength in the US dollar.

As fellow shareholders, we were disappointed with the Fund’s performance in the recent challenging environment for global macro-focused strategies. However, we remain committed to our active investment process and long-term perspective, keeping in mind that volatility is not uncommon for global financial markets. Thank you for your participation in Franklin K2 Global Macro Opportunities Fund. We look forward to continuing to serve your investment needs.

Robert Christian

Brooks Ritchey

Anthony Zanolla, CFA
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Robert Christian is a senior managing director and head of investment research for K2 Advisors, which he joined in 2010. Mr. Christian worked at Graham Capital Management LP from 1998 to 2003 as a portfolio manager and researcher of quantitative-based trading strategies. At Julius Baer Investment Management from 2003 to 2005, he was the head of macro strategies. From 2005 to 2010, he worked at FRM Americas LLC where he was the global head of directional trading strategies and portfolio advisor to numerous funds. Mr. Christian holds a Bachelor of Arts and Science in biology and economics from Stanford University (1985) and an M.B.A. in finance from Leonard N. Stern School of Business – New York University (1990).

Brooks Ritchey is a senior managing director and head of portfolio construction for K2 Advisors. Since 1987 Mr. Ritchey has managed multi-asset mutual fund and hedge fund portfolios during his employment with organizations including Steinhardt Partners, Citibank, Finch Asset Management, Paribas, AIG and ING. Mr. Ritchey joined K2 Advisors in 2005. Mr. Ritchey graduated from Franklin & Marshall College in 1982 and holds a National Futures Association Series 3 license.

Anthony Zanolla joined K2 Advisors in October 2014 and serves as senior vice president and portfolio manager. Mr. Zanolla began his investment career in 1994 at Bankers Trust and worked on the business risk team for senior management. Mr. Zanolla joined Citibank in 1996 as portfolio manager of global equity and balanced investment mandates. In 2000, he joined Scudder Kemper Investments as vice president of venture capital. In 2001, Mr. Zanolla joined former Citigroup colleagues as a founding partner and equity analyst at Norquest Capital, a hedge fund. He joined Allianz Hedge Fund Partners in 2002 as an investment committee member and strategy head responsible for global long-short equity, event driven, distressed and commodity trading advisors. After joining the Hedge Fund group of Northern Trust in October 2005 as co-portfolio manager, in 2007 Mr. Zanolla was promoted to senior vice president and portfolio manager responsible for fund of funds and custom portfolios. Mr. Zanola graduated from Bernard M. Baruch College in January 1994 with a B.B.A. in accounting. He earned the CFA designation in 1999 and holds an NFA Series 3 license.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Performance Summary as of May 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	-1.74%	-7.38%
Since Inception (7/11/16)	-9.15%	-7.89%

Advisor
1-Year	-1.41%	-1.41%
Since Inception (7/11/16)	-8.83%	-4.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and, except for the HFR Index, do not pay management fees or expenses. Unlike most asset class indexes, HFR Index returns reflect management fees and expenses. One cannot invest directly in an index.

Class A (7/11/16–5/31/18)

Advisor Class (7/11/16–5/31/18)

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses[6]
Share Class	With Waiver	Without Waiver
A	2.26%	4.58%
Advisor	2.01%	4.33%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is actively managed and could experience losses if the investment manager’s or subadvisors’ judgment about particular investments made for the Fund prove to be incorrect. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Liquidity risk may exist when securities have become more difficult to sell, or are unable to be sold, at the price at which they have been valued. The subadvisors may not be successful in maintaining effective and operational trading models used to implement systematic strategies. An issuer of debt securities may fail to make interest payments or repay principal when due. Lower rated or high yield debt securities involve greater credit risk, including the possibility of default or bankruptcy. When interest rates rise, debt security prices tend to fall. Foreign investments are subject to greater investment risk such as political, economic, credit, information and currency fluctuation risks. Investments in emerging markets are subject to the risks of foreign investing and have additional heightened risks. Commodity and commodity-linked investments present unique risks, are speculative and can be extremely volatile. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/18 and a fee waiver related to the management fee paid by a subsidiary. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Macro/CTA Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Macro/CTA Index measures performance of global macro strategies with exposure to equity, fixed income, hard currency and commodity markets

5. Source: Morningstar. The ICE BofA Merrill Lynch US 3-Month Treasury Bill Index is an index of short-term US government securities with a remaining term to final maturity of less than three months.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/17	Ending Account Value 5/31/18	Expenses Paid During Period 12/1/17–5/31/18[1,2]	Ending Account Value 5/31/18	Expenses Paid During Period 12/1/17–5/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$978.30	$10.85	$1,013.96	$11.05	2.20%
C	$1,000	$973.70	$14.52	$1,010.22	$14.78	2.95%
R	$1,000	$978.30	$10.95	$1,013.86	$11.15	2.22%
R6	$1,000	$979.40	$9.62	$1,015.21	$9.80	1.95%
Advisor	$1,000	$979.50	$9.62	$1,015.21	$9.80	1.95%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights

Franklin K2 Global Macro Opportunities Fund

	Year Ended May 31,
	2018	2017[a]
Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.19	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.01	(0.09)

Net realized and unrealized gains (losses)	(0.17)	(0.66)

Total from investment operations	(0.16)	(0.75)

Less distributions from net investment income	—	(0.06)

Net asset value, end of year	$9.03	$9.19

Total return[d]	(1.74)%	(7.64)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	3.84%	4.22%

Expenses net of waiver and payments by affiliates[f]	2.20%	2.16%

Net investment income (loss)	0.14%	(1.04)%

Supplemental data

Net assets, end of year (000’s)	$161	$90

Portfolio turnover rate	240.21%	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

	Year Ended May 31,
	2018	2017[a]
Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.13	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.06)	(0.15)

Net realized and unrealized gains (losses)	(0.17)	(0.68)

Total from investment operations	(0.23)	(0.83)

Less distributions from net investment income	—	(0.04)

Net asset value, end of year	$8.90	$9.13

Total return[d]	(2.52)%	(8.27)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	4.59%	4.98%

Expenses net of waiver and payments by affiliates[f]	2.95%	2.92%

Net investment income (loss)	(0.61)%	(1.80)%

Supplemental data

Net assets, end of year (000’s)	$147	$188

Portfolio turnover rate	240.21%	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

	Year Ended May 31,
	2018	2017[a]
Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.18	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.01	(0.08)

Net realized and unrealized gains (losses)	(0.17)	(0.68)

Total from investment operations	(0.16)	(0.76)

Less distributions from net investment income	—	(0.06)

Net asset value, end of year	$9.02	$9.18

Total return[d]	(1.74)%	(7.63)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	3.86%	4.18%

Expenses net of waiver and payments by affiliates[f]	2.22%	2.12%

Net investment income (loss)	0.12%	(1.00)%

Supplemental data

Net assets, end of year (000’s)	$9	$9

Portfolio turnover rate	240.21%	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

	Year Ended May 31,
	2018	2017[a]
Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.19	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.03	(0.07)

Net realized and unrealized gains (losses)	(0.17)	(0.68)

Total from investment operations	(0.14)	(0.75)

Less distributions from net investment income	—	(0.06)

Net asset value, end of year	$9.05	$9.19

Total return[d]	(1.52)%	(7.52)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	4.84%	4.30%

Expenses net of waiver and payments by affiliates[f]	1.95%	1.94%

Net investment income (loss)	0.39%	(0.82)%

Supplemental data

Net assets, end of year (000’s)	$9	$9

Portfolio turnover rate	240.21%	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

	Year Ended May 31,
	2018	2017[a]
Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.19	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.04	(0.07)

Net realized and unrealized gains (losses)	(0.17)	(0.68)

Total from investment operations	(0.13)	(0.75)

Less distributions from net investment income	—	(0.06)

Net asset value, end of year	$9.06	$9.19

Total return[d]	(1.41)%	(7.42)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	3.59%	3.99%

Expenses net of waiver and payments by affiliates[f]	1.95%	1.93%

Net investment income (loss)	0.39%	(0.81)%

Supplemental data

Net assets, end of year (000’s)	$22,744	$22,975

Portfolio turnover rate	240.21%	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2018

Franklin K2 Global Macro Opportunities Fund
		Country	Principal Amount*		Value

	Corporate Bonds and Notes 4.9%
	Banks 3.6%
	JP Morgan Structured Products BV, zero cpn.,
	7/19/18	Egypt	6,341,000	EGP	$346,037
	[a] Reg S, 8/02/18	Egypt	8,972,000	EGP	487,940

					833,977

	Oil, Gas & Consumable Fuels 1.3%
	Petrobras Global Finance BV, senior note,
	6.125%, 1/17/22	Brazil	186,000		195,300
	6.25%, 3/17/24	Brazil	93,000		94,302

					289,602

	Total Corporate Bonds and Notes (Cost $1,130,939)				1,123,579

	Foreign Government and Agency Securities 9.8%
	Government of Argentina,
	3.75%, 2/08/19	Argentina	2,817,000	ARS	118,565
	7.82%, 12/31/33	Argentina	34,403	EUR	42,208
	2.26% to 3/31/19, 4.74% thereafter, 12/31/38	Argentina	228,585	EUR	168,803
	[a] senior note, Reg S, 3.875%, 1/15/22	Argentina	100,000	EUR	114,493
	senior note, 5.625%, 1/26/22	Argentina	195,000		187,200
	senior note, 4.625%, 1/11/23	Argentina	66,000		60,135
	senior note, 5.875%, 1/11/28	Argentina	20,000		17,580
a	Government of Hellenic Republic, senior bond, Reg S, 3.90%, 1/30/33	Greece	113,606	EUR	120,210
a	Government of Peru, senior bond, Reg S,
	8.20%, 8/12/26	Peru	315,000	PEN	115,996
	6.95%, 8/12/31	Peru	369,000	PEN	124,222
	Government of Russia,
	7.75%, 9/16/26	Russia	2,490,000	RUB	41,240
	8.50%, 9/17/31	Russia	15,985,000	RUB	280,664
	Government of South Africa,
	5.50%, 3/09/20	South Africa	100,000		103,210
	8.75%, 2/28/48	South Africa	5,836,816	ZAR	427,055
	R186, 10.50%, 12/21/26	South Africa	1,772,000	ZAR	155,318
	senior bond, 8.50%, 1/31/37	South Africa	602,000	ZAR	43,861
	Government of Turkey, senior bond, 7.00%, 6/05/20	Turkey	143,000		147,719

	Total Foreign Government and Agency Securities (Cost $2,400,379)				2,268,479

	Total Investments before Short Term Investments (Cost $3,531,318)				3,392,058

	Short Term Investments 77.2%
	Foreign Government and Agency Securities (Cost $54,753) 0.2%
b	Argentina Treasury Bill, 9/14/18	Argentina	1,103,733	ARS	45,299

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

		Country	Shares	Value
	Short Term Investments (continued)
	Money Market Funds 77.0%
c,d	Dreyfus Government Cash Management, Institutional Shares, 1.64%	United States	5,372,084	$5,372,084
c	Fidelity Investments Money Market Funds, 1.68%	United States	12,394,004	12,394,004

	Total Money Market Funds (Cost $17,766,088)			17,766,088

	Total Investments (Cost $21,352,159) 91.9%			21,203,445
	Other Assets, less Liabilities 8.1%			1,866,675

	Net Assets 100.0%			$23,070,120

See Abbreviations on page 37.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2018, the aggregate value of these securities was $962,861, representing 4.2% of net assets.

bThe security was issued on a discount basis with no stated coupon rate.

cThe rate shown is the annualized seven-day yield at period end.

dA portion or all of the security is owned by K2 GMOF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(d).

At May 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts[a]
Aluminum	Long	9	$517,106	6/18/18	$7,121
Aluminum	Short	9	517,106	6/18/18	(47,091)
Aluminum	Long	1	57,312	9/17/18	485
Brent Crude Oil	Long	7	542,920	6/29/18	(4,701)
Brent Crude Oil	Long	1	77,250	7/31/18	2,368
Cocoa	Long	3	70,708	7/16/18	(1,644)
Coffee	Short	2	94,425	9/18/18	(2,706)
Copper	Long	7	1,198,313	6/18/18	(24,208)
Copper	Short	7	1,198,313	6/18/18	474
Copper	Long	1	171,462	9/17/18	(1,840)
Copper	Short	1	171,462	9/17/18	2,228
Corn	Long	2	39,400	7/13/18	(718)
Cotton No.2	Long	2	91,640	12/06/18	6,139
Gasoline RBOB	Long	6	544,446	6/29/18	(35)
Gold 100 Oz	Long	3	391,410	8/29/18	(507)
Gold 100 Oz	Short	1	130,470	8/29/18	(1,062)
Hard Red Winter Wheat	Long	4	108,500	7/13/18	(3,448)
Low Sulphur Gas Oil	Long	6	409,050	7/12/18	15,616
Low Sulphur Gas Oil	Long	1	68,075	8/10/18	2,348
Natural Gas	Long	1	29,520	6/27/18	518
Natural Gas	Short	2	59,040	6/27/18	(3,594)
Nickel	Long	1	90,993	6/18/18	6,216
Nickel	Short	1	90,993	6/18/18	(7,710)
Nickel	Long	1	91,434	9/17/18	7,767
NY Harbor ULSD	Long	5	462,966	6/29/18	7,763
NY Harbor ULSD	Long	1	92,702	7/31/18	(431)
Soybean	Long	3	152,775	7/13/18	(3,033)
Soybean Meal	Long	3	112,590	7/13/18	(3,718)
Sugar	Short	2	29,165	9/28/18	(487)

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Futures Contracts (continued)
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts[a] (continued)
Wheat	Long	1	$26,313	7/13/18	$(103)
Wheat	Short	1	26,313	7/13/18	(1,015)
WTI Crude Oil	Long	1	66,910	7/20/18	(3,922)
WTI Crude Oil	Long	8	536,320	6/20/18	(30,177)
Zinc	Long	5	388,188	6/18/18	(38,489)
Zinc	Short	5	388,188	6/18/18	7,823
Zinc	Long	2	155,000	9/17/18	219
Zinc	Short	2	155,000	9/17/18	(893)

			9,353,778		(114,447)

Currency Contracts
AUD/USD	Short	26	1,967,420	6/18/18	30,302
CAD/USD	Short	8	617,720	6/19/18	(4)
CHF/USD	Short	12	1,524,600	6/18/18	45,046
EUR/USD	Short	55	8,044,094	6/18/18	312,288
GBP/USD	Long	6	498,712	6/18/18	(27,045)
GBP/USD	Short	7	581,831	6/18/18	7,321
MXN/USD	Short	16	399,840	6/18/18	2,537
NZD/USD	Short	8	560,240	6/18/18	(3,029)
USD/SEK	Long	1	99,772	6/18/18	1,247
ZAR/USD	Short	3	117,675	6/18/18	368

			14,411,904		369,031

Equity Contracts
Amsterdam Index	Long	2	258,218	6/15/18	(4,694)
CAC 40 10 Euro Index	Long	4	251,485	6/15/18	(4,058)
CME E-Mini Russell 2000 Index	Long	4	326,840	6/15/18	1,453
DAX Index	Long	1	368,600	6/15/18	(10,555)
DJIA Mini E-CBOT Index	Long	1	122,085	6/15/18	(3,112)
DJIA Mini E-CBOT Index	Short	5	610,425	6/15/18	5,235
E-Mini S&P MidCap 400 Index	Long	1	194,700	6/15/18	58
EURO STOXX 50 Index	Long	5	199,147	6/15/18	(3,392)
FTSE 100 Index	Long	3	305,882	6/15/18	7,042
FTSE/MIB Index	Long	1	127,286	6/15/18	(2,454)
Hang Seng China Enterprises Index	Long	2	152,106	6/28/18	1,403
Hang Seng Index	Short	1	194,417	6/28/18	2
Mini MSCI EAFE Index	Long	1	99,350	6/15/18	(1,847)
Mini MSCI Emerging Market Index	Long	1	56,085	6/15/18	(4,747)
NASDAQ 100 E-Mini Index	Long	1	139,540	6/15/18	(17)
Nikkei 225 Index	Long	2	212,582	6/07/18	(3,921)
OMX Stockholm 30 Index	Long	8	140,014	6/15/18	(5,011)
S&P 500 E-Mini Index	Long	1	135,275	6/15/18	(1,039)
S&P 500 E-Mini Index	Short	1	135,275	6/15/18	(652)
S&P/TSX 60 Index	Long	3	439,287	6/14/18	7,884
SPI 200 Index	Long	3	341,221	6/21/18	3,080
TOPIX Index	Long	1	160,362	6/07/18	(1,337)

			4,970,182		(20,679)

Interest Rate Contracts
10 Yr. Mini Japan Government Bond	Long	5	693,754	6/12/18	819
90 Day Bank Bill	Short	1	752,597	12/13/18	(20)
90 Day Eurodollar	Short	2	487,200	12/17/18	3,446
90 Day Eurodollar	Short	4	973,550	3/18/19	3,954
90 Day Eurodollar	Short	4	972,700	6/17/19	3,729
90 Day Eurodollar	Short	4	972,050	9/16/19	3,504
90 Day Eurodollar	Short	4	971,550	12/16/19	2,742

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Futures Contracts (continued)
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Interest Rate Contracts (continued)
90 Day Eurodollar	Short	3	$728,550	3/16/20	$3,082
90 Day Eurodollar	Short	3	728,512	6/15/20	2,807
90 Day Eurodollar	Short	3	728,437	9/14/20	(506)
90 Day Sterling	Short	2	329,511	3/20/19	(812)
90 Day Sterling	Short	2	329,046	9/18/19	(701)
90 Day Sterling	Short	4	657,627	12/18/19	(910)
90 Day Sterling	Short	2	328,647	3/18/20	(339)
90 Day Sterling	Short	4	656,962	6/17/20	(186)
90 Day Sterling	Short	4	656,697	9/16/20	(1,919)
Australian 3 Yr. Bond	Short	6	504,653	6/15/18	(322)
Australian 10 Yr. Bond	Short	4	390,497	6/15/18	(4,833)
Canadian 10 Yr. Bond	Short	13	1,362,964	9/19/18	(21,376)
Euro-BOBL	Long	2	309,867	6/07/18	4,126
Euro-Bund	Long	4	758,195	6/07/18	10,791
Euro BUXL 30 Yr. Bond	Short	1	199,626	6/07/18	(13,374)
Euro-OAT	Long	2	364,040	6/07/18	7,764
Euro-SCHATZ	Long	1	131,149	6/07/18	311
Long Gilt	Long	3	492,363	9/26/18	7,428
Long Gilt	Short	1	164,121	9/26/18	(2,095)
U.S. Treasury 2 Yr. Note	Short	5	1,061,172	9/28/18	(1,476)
U.S. Treasury 5 Yr. Note	Short	28	3,188,938	9/28/18	(14,744)
U.S. Treasury 10 Yr. Note	Short	38	4,576,626	9/19/18	(41,349)
U.S. Treasury Long Bond	Short	6	870,750	9/19/18	(15,423)

			25,342,351		(65,882)

Total Futures Contracts					$168,023

*As of period end.

aA portion or all of the contracts are owned by K2 GMOF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(d).

At May 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Argentine Peso	JPHQ	Sell	1,922,102	91,120		6/04/18	$14,439	$—
Brazilian Real	JPHQ	Buy	1,140,411	316,547		6/04/18	471	(10,909)
Brazilian Real	JPHQ	Sell	1,140,411	309,986		6/04/18	4,347	(470)
South Korean Won	JPHQ	Buy	89,232,983	83,007		6/04/18	—	(215)
South Korean Won	JPHQ	Sell	89,232,983	83,116		6/04/18	324	—
Peruvian Nuevo Sol	JPHQ	Buy	232,377	70,739		6/07/18	256	—
Peruvian Nuevo Sol	JPHQ	Sell	780,493	238,275		6/07/18	39	(219)
Argentine Peso	JPHQ	Sell	1,088,299	41,459		6/18/18	—	(1,319)
Indian Rupee	JPHQ	Sell	7,364,844	108,187		6/18/18	—	(727)
Peruvian Nuevo Sol	JPHQ	Sell	162,396	49,473		6/18/18	—	(103)
Brazilian Real	JPHQ	Buy	163,338	50,000		6/20/18	—	(6,226)
Brazilian Real	JPHQ	Sell	872,853	250,000		6/20/18	16,075	—
Chilean Peso	JPHQ	Buy	207,224,315	350,000		6/20/18	—	(21,100)
Chilean Peso	JPHQ	Sell	155,624,775	250,000		6/20/18	3,014	(16)
Chinese Yuan	JPHQ	Buy	1,271,895	200,000		6/20/18	—	(1,792)
Chinese Yuan	JPHQ	Sell	1,434,755	226,129		6/20/18	2,542	—
Euro	JPHQ	Buy	447,088	535,393		6/20/18	55	(11,927)
Euro	JPHQ	Sell	836,034	1,015,944		6/20/18	37,335	(346)
Euro	JPHQ	Sell	135,309	1,034,495	CNY	6/20/18	3,934	(1,162)

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	269,084	6,844,574	CZK	6/20/18	$18,465	$(23,280)
Euro	JPHQ	Sell	200,000	62,203,771	HUF	6/20/18	13,984	(20,475)
Euro	JPHQ	Sell	350,000	3,350,788	NOK	6/20/18	18,752	(18,753)
Euro	JPHQ	Sell	350,000	1,472,767	PLN	6/20/18	27,499	(38,559)
Euro	JPHQ	Sell	134,464	630,625	RON	6/20/18	9,172	(8,515)
Euro	JPHQ	Sell	400,000	4,133,183	SEK	6/20/18	11,551	(10,496)
Hungarian Forint	JPHQ	Sell	157,952,967	500,000	EUR	6/20/18	28,549	(21,264)
Indian Rupee	JPHQ	Buy	13,168,436	200,000		6/20/18	—	(5,303)
Indian Rupee	JPHQ	Sell	13,460,641	200,000		6/20/18	1,480	(496)
Japanese Yen	JPHQ	Buy	590,401	5,529		6/20/18	—	(94)
Japanese Yen	JPHQ	Sell	590,401	5,574		6/20/18	139	—
Mexican Peso	JPHQ	Buy	4,829,664	254,990		6/20/18	—	(13,707)
Mexican Peso	JPHQ	Sell	4,829,664	260,377		6/20/18	19,094	—
New Israeli Shekel	JPHQ	Buy	688,220	200,000		6/20/18	—	(6,652)
New Israeli Shekel	JPHQ	Sell	1,068,338	300,000		6/20/18	909	(1,047)
Norwegian Krone	JPHQ	Sell	957,585	100,000	EUR	6/20/18	4,334	(4,361)
Philippine Peso	JPHQ	Buy	5,222,387	100,000		6/20/18	107	(813)
Philippine Peso	JPHQ	Sell	2,633,763	50,000		6/20/18	—	(76)
Polish Zloty	JPHQ	Sell	1,065,850	250,000	EUR	6/20/18	15,639	(11,496)
Romanian Leu	JPHQ	Sell	1,001,898	213,562	EUR	6/20/18	11,182	(12,303)
Russian Ruble	JPHQ	Buy	53,311,574	889,662		6/20/18	504	(38,274)
Russian Ruble	JPHQ	Sell	57,424,423	957,459		6/20/18	41,653	(1,806)
Singapore Dollar	JPHQ	Buy	482,778	366,732		6/20/18	—	(6,006)
Singapore Dollar	JPHQ	Sell	285,554	216,777		6/20/18	3,414	—
South African Rand	JPHQ	Buy	5,962,884	495,710		6/20/18	—	(28,574)
South African Rand	JPHQ	Sell	13,817,928	1,120,400		6/20/18	38,764	(869)
South Korean Won	JPHQ	Buy	321,301,281	300,000		6/20/18	94	(1,823)
South Korean Won	JPHQ	Sell	106,914,073	100,000		6/20/18	749	—
Swedish Krona	JPHQ	Sell	9,186,599	900,000	EUR	6/20/18	82,566	(72,105)
Taiwan Dollar	JPHQ	Sell	5,936,080	200,000		6/20/18	1,794	(217)
Thailand Baht	JPHQ	Buy	9,426,994	300,000		6/20/18	11	(5,123)
Thailand Baht	JPHQ	Sell	6,300,116	200,000		6/20/18	3,172	(248)
Turkish Lira	JPHQ	Buy	4,432,962	1,051,699		6/20/18	3,938	(84,471)
Turkish Lira	JPHQ	Sell	4,415,959	1,055,961		6/20/18	88,522	—
Indian Rupee	JPHQ	Buy	4,945,758	72,266		6/21/18	849	—
Indian Rupee	JPHQ	Sell	4,945,758	72,577		6/21/18	—	(538)
Indonesian Rupiah	JPHQ	Buy	2,034,175,371	144,730		6/21/18	1,305	—
Taiwan Dollar	JPHQ	Sell	4,989,638	167,000		6/21/18	200	—
Australian Dollar	MSCO	Buy	143,000	109,774		6/22/18	78	(1,695)
Australian Dollar	MSCO	Sell	1,269,000	960,445		6/22/18	5,209	(4,576)
British Pound	MSCO	Buy	997,000	1,395,990		6/22/18	—	(69,068)
British Pound	MSCO	Sell	997,000	1,354,532		6/22/18	27,610	—
Canadian Dollar	MSCO	Buy	577,000	449,794		6/22/18	100	(4,593)
Canadian Dollar	MSCO	Sell	1,312,000	1,020,464		6/22/18	7,921	—
Euro	MSCO	Buy	1,316,000	1,637,992		6/22/18	—	(96,767)
Euro	MSCO	Sell	1,827,000	2,203,741		6/22/18	68,212	(4,149)
Indian Rupee	JPHQ	Buy	4,965,281	72,557		6/22/18	839	—
Indian Rupee	JPHQ	Sell	4,965,281	72,576		6/22/18	—	(820)
Japanese Yen	MSCO	Buy	231,806,000	2,175,491		6/22/18	2,140	(43,353)
Japanese Yen	MSCO	Sell	157,774,000	1,461,738		6/22/18	11,605	(2,520)
Mexican Peso	MSCO	Buy	6,037,000	323,857		6/22/18	—	(22,365)
Mexican Peso	MSCO	Sell	4,083,000	211,950		6/22/18	8,063	(19)
New Zealand Dollar	MSCO	Buy	689,000	500,819		6/22/18	87	(18,740)
New Zealand Dollar	MSCO	Sell	760,000	549,705		6/22/18	18,646	(793)
Swiss Franc	MSCO	Buy	57,000	57,605		6/22/18	347	—
Swiss Franc	MSCO	Sell	197,000	198,979		6/22/18	—	(1,312)

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Brazilian Real	JPHQ	Buy	257,240	70,337	7/03/18	$—	$(1,484)
Egyptian Pound	BZWS	Sell	1,572,220	85,217	8/16/18	—	(740)
Egyptian Pound	BZWS	Sell	382,198	20,749	8/23/18	—	(104)
Chinese Yuan	JPHQ	Buy	399,311	62,666	8/24/18	—	(622)
Taiwan Dollar	JPHQ	Sell	1,858,973	62,666	8/24/18	189	—
Egyptian Pound	JPHQ	Sell	1,984,079	106,671	8/27/18	—	(1,454)
Turkish Lira	JPHQ	Sell	469,540	100,000	9/19/18	926	—

Total Forward Exchange Contracts						$683,194	$(769,449)

Net unrealized appreciation (depreciation)							$(86,255)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At May 31, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(c).

Credit Default Swap Contracts
Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Buy Protection[c]

Single Name
Government of Mexico	(1.00%)	Quarterly	6/20/23	$166,000	$3,053	$315	$2,738
Government of South Africa	(1.00%)	Quarterly	12/20/21	275,000	2,827	18,824	(15,997)
Government of South Africa	(1.00%)	Quarterly	6/20/22	168,000	2,771	8,826	(6,055)
Government of South Korea	(1.00%)	Quarterly	12/20/21	207,885	(4,830)	(5,982)	1,152
Government of South Korea	(1.00%)	Quarterly	12/20/22	27,280	(707)	(652)	(55)
Government of Turkey	(1.00%)	Quarterly	6/20/21	405,000	13,167	24,334	(11,167)
Government of Turkey	(1.00%)	Quarterly	12/20/21	43,000	1,805	2,630	(825)

Contracts to Sell Protection[c,d]

Single Name
Government of Russia	1.00%	Quarterly	12/20/21	393,000	(957)	(14,594)	13,637	BB+
Government of South Africa	1.00%	Quarterly	12/20/22	111,000	(2,847)	(2,056)	(791)	BB+
Government of Turkey	1.00%	Quarterly	12/20/22	105,000	(6,618)	(4,748)	(1,870)	BB+

Total Credit Default Swap Contracts					$7,664	$26,897	$(19,233)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

At May 31, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
Description	Payment Frequency		Maturity Date	Notional Amount		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Fixed rate 8.09% Pay Floating rate BRL-BRLCDI	Annually		1/04/21	1,402,936	BRL	$(6,901)
Receive Fixed rate 8.95% Pay Floating rate BRL-BRLCDI	Annually		1/04/21	133,517	BRL	158
Receive Floating rate 1 Month MXN TIIE Pay Fixed rate 7.57%	Monthly		4/19/21	3,701,219	MXN	2,351
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.64%	Annually		3/21/23	3,784,788	CZK	290
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.67%	Annually		3/21/23	1,364,972	CZK	7
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.74%	Annually		3/21/23	928,227	CZK	(155)
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.80%	Annually		3/21/23	1,285,718	CZK	(389)
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.86%	Annually		3/21/23	3,372,503	CZK	(1,494)
Receive Floating rate 6 Month CZK-PRIBOR Pay Fixed rate 1.84%	Annually		5/22/23	3,318,958	CZK	(1,183)
Receive Floating rate MIBOR Pay Fixed rate 6.67%	Annually		6/20/23	6,471,391	INR	1,423
Receive Fixed rate 10.36% Pay Floating rate BRL-BRLCDI	Annually		1/02/25	834,629	BRL	(4,453)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.56%	Semi-Annually		11/29/46	78,445	GBP	1,168
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.60%	Semi-Annually		12/03/46	38,267	GBP	116
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.44%	Semi-Annually		1/07/47	85,166	GBP	4,185
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.41%	Semi-Annually		8/04/67	27,000	GBP	857
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.29%	Semi-Annually		2/28/67	71,000	GBP	6,668

Total Centrally Cleared Swap Contracts						2,648

		Counterparty
OTC Swap Contracts
Receive Floating rate 3 Month KLIBOR Pay Fixed rate 4.14%	Quarterly	MSCS	5/18/23	219,367	MYR	(685)
Receive Floating rate 3 Month KLIBOR Pay Fixed rate 4.14%	Quarterly	BOFA	5/21/23	222,359	MYR	(691)

Total OTC Swap Contracts						(1,376)

Total Interest Rate Swap Contracts						$1,272

See Abbreviations on page 38.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

May 31, 2018

Franklin K2 Global Macro Opportunities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$21,352,159

Value - Unaffiliated issuers	$21,203,445
Cash	282
Foreign currency, at value (cost $26,326)	25,136
Receivables:
Investment securities sold	6,920
Interest	73,565
Affiliates	109,809
Deposits with brokers for:
OTC derivative contracts	590,000
Futures contracts	880,281
Centrally cleared swap contracts	458,694
Due from brokers	138,729
Variation margin on centrally cleared swap contracts	2,942
Unrealized appreciation on OTC forward exchange contracts	683,194

Total assets	24,172,997

Liabilities:
Payables:
Investment securities purchased	40,765
Distribution fees	163
Transfer agent fees	210
Variation margin on futures contracts	62,261
Due to brokers	133,872
Unrealized depreciation on OTC forward exchange contracts	769,449
Unrealized depreciation on OTC swap contracts	1,376
Accrued expenses and other liabilities	94,781

Total liabilities	1,102,877

Net assets, at value	$23,070,120

Net assets consist of:
Paid-in capital	$24,627,305
Accumulated net investment loss	(160,830)
Net unrealized appreciation (depreciation)	(87,940)
Accumulated net realized gain (loss)	(1,308,415)

Net assets, at value	$23,070,120

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2018

Franklin K2 Global Macro Opportunities Fund

Class A:
Net assets, at value	$160,900

Shares outstanding	17,820

Net asset value per share[a]	$9.03

Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.58

Class C:
Net assets, at value	$147,479

Shares outstanding	16,565

Net asset value and maximum offering price per share[a]	$8.90

Class R:
Net assets, at value	$9,017

Shares outstanding	1,000

Net asset value and maximum offering price per share	$9.02

Class R6:
Net assets, at value	$9,053

Shares outstanding	1,000

Net asset value and maximum offering price per share	$9.05

Advisor Class:
Net assets, at value	$22,743,671

Shares outstanding	2,511,653

Net asset value and maximum offering price per share	$9.06

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2018

Franklin K2 Global Macro Opportunities Fund

Investment income:
Dividends:
Unaffiliated issuers	$196,074
Interest:
Unaffiliated issuers	349,364

Total investment income	545,438

Expenses:
Management fees (Note 3a)	454,537
Distribution fees: (Note 3c)
Class A	301
Class C	1,545
Class R	24
Transfer agent fees: (Note 3e)
Class A	19
Class C	24
Class R	2
Class R6	117
Advisor Class	3,549
Custodian fees (Note 4) .	64,919
Reports to shareholders	13,788
Registration and filing fees	82,813
Professional fees	170,224
Amortization of offering costs	38,861
Other	7,075

Total expenses	837,798
Expense reductions (Note 4)	(20)
Expenses waived/paid by affiliates (Note 3f)	(380,700)

Net expenses	457,078

Net investment income	88,360

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	55,629
Foreign currency transactions	12,647
Forward exchange contracts	(446,033)
Futures contracts	(196,759)
Swap contracts	(53,595)

Net realized gain (loss)	(628,111)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(204,670)
Translation of other assets and liabilities denominated in foreign currencies	(3,405)
Forward exchange contracts	194,186
Futures contracts	185,244
Swap contracts	13,755

Net change in unrealized appreciation (depreciation)	185,110

Net realized and unrealized gain (loss)	(443,001)

Net increase (decrease) in net assets resulting from operations	$(354,641)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin K2 Global Macro Opportunities Fund

	Year Ended May 31,
	2018	2017[a]
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$88,360	$(175,068)
Net realized gain (loss)	(628,111)	(1,433,043)
Net change in unrealized appreciation (depreciation)	185,110	(273,050)

Net increase (decrease) in net assets resulting from operations	(354,641)	(1,881,161)

Distributions to shareholders from:
Net investment income:
Class A	—	(183)
Class C	—	(661)
Class R	—	(60)
Class R6	—	(60)
Advisor Class	—	(148,675)

Total distributions to shareholders	—	(149,639)

Capital share transactions: (Note 2)
Class A	73,777	91,676
Class C	(36,491)	200,616
Class R	—	10,000
Class R6	—	10,000
Advisor Class	116,163	24,989,820

Total capital share transactions	153,449	25,302,112

Net increase (decrease) in net assets	(201,192)	23,271,312
Net assets:
Beginning of year	23,271,312	—

End of year	$23,070,120	$23,271,312

Undistributed net investment income included in net assets:
End of year	$—	$156,975

Accumulated net investment loss included in net assets:
End of year	$(160,830)	$—

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin K2 Global Macro Opportunities Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Global Macro Opportunities Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Foreign Currency Translation (continued)

the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to commodity price, interest rate, certain foreign currencies and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts, if any, are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk. A total

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 7 regarding other derivative information.

d. Investments in K2 GMOF Holdings Corp. (K2 Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the K2 Subsidiary. The K2 Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2018, the K2 Subsidiary’s investments, as well as any other assets and liabilities of the K2 Subsidiary, are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the K2 Subsidiary. All inter-company transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the K2 Subsidiary’s income. Net losses incurred by the K2 Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the K2 Subsidiary to offset income from prior or future years. At May 31, 2018, the net assets of the K2 Subsidiary were $5,528,024, representing 24.0% of the Fund’s consolidated net assets. The Fund’s investment in the K2 Subsidiary is limited to 25% of consolidated assets.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2018, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Offering Costs

Offering costs are amortized on a straight line basis over the first twelve months of operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2018		2017[a]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,179	$74,787	9,921	$93,309
Shares issued in reinvestment of distributions	—	—	13	125
Shares redeemed	(111)	(1,010)	(182)	(1,758)

Net increase (decrease)	8,068	$73,777	9,752	$91,676

Class C Shares:
Shares sold	5,335	$48,630	20,588	$200,170
Shares issued in reinvestment of distributions	—	—	65	617
Shares redeemed	(9,405)	(85,121)	(18)	(171)

Net increase (decrease)	(4,070)	$(36,491)	20,635	$200,616

Class R Shares:
Shares sold	—	$—	1,001	$10,010
Shares redeemed	—	—	(1)	(10)

Net increase (decrease)	—	$—	1,000	$10,000

Class R6 Shares:
Shares sold	—	$—	1,001	$10,010
Shares redeemed	—	—	(1)	(10)

Net increase (decrease)	—	$—	1,000	$10,000

Advisor Class Shares:
Shares sold	14,058	$129,263	2,499,776	$24,996,798
Shares issued in reinvestment of distributions	—	—	17	163
Shares redeemed	(1,424)	(13,100)	(774)	(7,141)

Net increase (decrease)	12,634	$116,163	2,499,019	$24,989,820

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and K2 Subsidiary pay an investment management fee to K2 Advisors of 1.90% per year of the average daily net assets of the Fund and K2 Subsidiary. Management fees paid by the Fund are reduced on assets invested in the K2 Subsidiary, in an amount not to exceed the management fees paid by the K2 Subsidiary.

Prior to October 1, 2017, the Fund and K2 Subsidiary paid fees to K2 Advisors of 2.05% per year of the average daily net assets of the Fund and K2 Subsidiary.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund or K2 Subsidiary. The subadvisory fees are paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

Subadvisors
Aspect Capital Limited
Emso Asset Management Limited
Graham Capital Management L.P.
P/E GLOBAL LLC

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund and K2 Subsidiary. The fee is paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$100
CDSC retained	$140

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2018, the Fund paid transfer agent fees of $3,711, of which $3,561 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and expenses related to securities sold short) for each class of the Fund do not exceed 1.95% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to October 1, 2017, expenses for Class R6 were limited to 1.94%.

g. Other Affiliated Transactions

At May 31, 2018, Franklin Resources, Inc. owned 98.1% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2018, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$232,824
Long term	781,378

Total capital loss carryforwards	$1,014,202

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the years ended May 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from ordinary income	$—	$149,639

At May 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$21,909,718

Unrealized appreciation	$1,058,080
Unrealized depreciation	(1,672,874)

Net unrealized appreciation (depreciation)	$(614,794)

Distributable earnings – undistributed ordinary income	$81,386

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and investments in the K2 Subsidiary.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2018, aggregated $6,753,946 and $6,925,953, respectively.

7. Other Derivative Information

At May 31, 2018, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$54,503	[a]	Variation margin on futures contracts	$120,385	[a]
	Variation margin on centrally cleared swap contracts	17,223	[a]	Variation margin on centrally cleared swap contracts	14,575	[a]
				Unrealized depreciation on OTC swap contracts	1,376
Foreign exchange contracts	Variation margin on futures contracts	399,109	[a]	Variation margin on futures contracts	30,078	[a]
	Unrealized appreciation on OTC forward exchange contracts	683,194		Unrealized depreciation on OTC forward exchange contracts	769,449
Credit contracts	Variation margin on centrally cleared swap contracts	17,527	[a]	Variation margin on centrally cleared swap contracts	36,760	[a]
Equity contracts	Variation margin on futures contracts	26,157	[a]	Variation margin on futures contracts	46,836	[a]
Commodity contracts	Variation margin on futures contracts	67,085	[a]	Variation margin on futures contracts	181,532	[a]

Totals		$1,264,798			$1,200,991

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

For the year ended May 31, 2018, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$(194,257)	Futures contracts	$(119,791)
	Swap contracts	19,015	Swap contracts	9,338
Foreign exchange contracts	Forward exchange contracts	(446,033)	Forward exchange contracts	194,186
	Futures contracts	(589,427)	Futures contracts	550,265
	Swap contracts	(33,312)
Credit contracts	Swap contracts	(39,298)	Swap contracts	4,417
Equity contracts	Futures contracts	152,068	Futures contracts	(123,278)
Commodity contracts	Futures contracts	434,857	Futures contracts	(121,952)

Totals		$(696,387)		$393,185

For the year ended May 31, 2018, the average month end notional amount of futures contracts and swap contracts represented $50,179,570 and $3,986,835, respectively. The average month end contract value of forward exchange contracts was $24,929,651.

At May 31, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$683,194	$769,449
Swap Contracts	—	1,376

Total	$683,194	$770,825

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At May 31, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Received	Cash Collateral Received	Net Amount (Not Less than Zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	—	—	—	—	—
JPHQ[b]	533,176	—	—	—	533,176
MSCO	150,018	(150,018)	—	—	—
MSCS	—	—	—	—	—

Total	$683,194	$(150,018)	$—	$—	$533,176

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

7. Other Derivative Information (continued)

At May 31, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not Less than Zero)
Counterparty
BOFA	$691	$—	$—	$—	$691
BZWS	844	—	—	—	844
JPHQ[b]	498,655	—	—	—	498,655
MSCO	269,950	(150,018)	—	(119,932)	—
MSCS	685	—	—	—	685

Total	$770,825	$(150,018)	$—	$(119,932)	$500,875

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bRepresents derivatives not subject to an ISDA master agreement.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 37.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Corporate Bonds and Notes	$—	$1,123,579	$—	$1,123,579
Foreign Government and Agency Securities	—	2,268,479	—	2,268,479
Short Term Investments	17,766,088	45,299	—	17,811,387

Total Investments in Securities	$17,766,088	$3,437,357	$—	$21,203,445

Other Financial Instruments:
Futures Contracts	$546,854	$—	$—	$546,854
Forward Exchange Contracts	—	683,194	—	683,194
Swap Contracts	—	34,750	—	34,750

Total Other Financial Instruments	$546,854	$717,944	$—	$1,264,798

Liabilities:
Other Financial Instruments:
Futures Contracts	$378,831	$—	$—	$378,831
Forward Exchange Contracts	—	769,449	—	769,449
Swap Contracts	—	52,711	—	52,711

Total Other Financial Instruments	$378,831	$822,160	$—	$1,200,991

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus. The changes will become effective on a future date prior to the calendar year end of 2018.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America, N.A.	ARS	Argentine Peso	BRLCDI	Brazil Cetip Di Interbank Deposit Rate
BZWS	Barclays Bank PLC	AUD	Australian Dollar	CAC	Cotation Assistée en Continu
JPHQ	JP Morgan Chase Bank, N.A.	BRL	Brazilian Real	DAX	Deutscher Aktienindex
MSCO	Morgan Stanley & Co., LLC	CAD	Canadian Dollar	DJIA	Dow Jones Industrial Average
MSCS	Morgan Stanley Capital Services LLC	CHF	Swiss Franc	EAFE	Europe, Australasia & Far East
		CNY	Chinese Yuan	FTSE	Financial Times Stock Exchange
		CZK	Czech Koruna	KLIBOR	Kuala Lumpur Interbank Offered Rate
		EGP	Egyptian Pound	LIBOR	London InterBank Offered Rate
		EUR	Euro	MIB	Milano Italia Borsa
		GBP	British Pound	MIBOR	Mumbai Interbank Offered Rate
		HUF	Hungarian Forint	MSCI	Morgan Stanley Capital International PLC
		INR	Indian Rupee	OAT	Obligations Assimilables du Tresor
		MXN	Mexican Peso	OMX	Stockholm Stock Exchange
		MYR	Malaysian Ringgit	PRIBOR	Prague Interbank Offered Rate
		NOK	Norwegian Krone	SPI	Swiss Performance Index
		NZD	New Zealand Dollar	TIIE	Interbank Equilibrium Interest Rate
		PEN	Peruvian Nuevo Sol	TOPIX	Tokyo Price Index
		PLN	Polish Zloty	TSX	Toronto Stock Exchange
		RON	Romanian Leu	ULSD	Ultra-Low Sulfur Diesel
		RUB	Russian Ruble
		SEK	Swedish Krona
		USD	United States Dollar
		ZAR	South African Rand

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of Franklin K2 Global Macro Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Franklin K2 Global Macro Opportunities Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the consolidated statement of investments, as of May 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended May 31, 2018 and the period from July 11, 2016 (commencement of operations) through May 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Franklin K2 Global Macro Opportunities Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets and its consolidated financial highlights for the year ended May 31, 2018 and the period from July 11, 2016 (commencement of operations) through May 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

July 25, 2018

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	39	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman of the Board	Trustee since 2011 and Vice Chairman of the Board since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	39	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2011	14	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Since 2011	39	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	151	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	43	None

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Templeton Institutional, LLC; Templeton Global Advisors, Limited, and Templeton Investment Counsel, LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2011. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Shareholder Information

Board Approval of Investment Management Agreements and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Global Macro Opportunities Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on April 24, 2018, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Aspect Capital Limited

Emso Asset Management Limited

Graham Capital Management, L.P.

P/E Investments, LLC

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in one other meeting held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FTI complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

SHAREHOLDER INFORMATION

comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, is still evolving, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the

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responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

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Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in July 2016, the trustees reviewed the investment performance of the Fund for the one-year period ended December 31, 2017. As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative global macro funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2017. The trustees discussed with management the reasons for the relative underperformance for the one-year period ended December 31, 2017, including a discussion regarding the impact of, and difficulties associated with, certain currency positions. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance, as part of their evaluation of investment performance. The trustees also noted the Fund’s short history of investment performance. In light of the foregoing, overall, the Board concluded that the Fund had performed in an acceptable manner in the context of the Fund’s goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the losses realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios since inception and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor. Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis

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includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of its Base Expense Group and its total expenses were also in the most expensive quintile of its Base Expense Group.

Noting the factors and limitations noted above with respect to the Broadridge Section 15(c) Report and factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

The Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than two complete years of operating results.

Board Approval of Investment Management Agreements and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Global Macro Opportunities Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Aspect Capital Limited

Emso Asset Management Limited

Graham Capital Management, L.P.

P/E Investments, LLC

It was noted that investment management and sub-advisory agreements for the Fund were approved at the Board’s April 23,

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2018 and were being reapproved in order to bring the Board’s annual consideration of such agreements into line with those of the other series of the Trust.

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FTI complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, is still evolving, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the

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profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar

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investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in July 2016, the trustees reviewed the investment performance of the Fund for the one-year period ended December 31, 2017. As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of

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available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative global macro funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2017. The trustees discussed with management the reasons for the relative underperformance for the one-year period ended December 31, 2017, including a discussion regarding the impact of, and difficulties associated with, certain currency positions. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance, as part of their evaluation of investment performance. The trustees also noted the Fund’s short history of investment performance. In light of the foregoing, overall, the Board concluded that the Fund had performed in an acceptable manner in the context of the Fund’s goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the losses realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years (or, if earlier, inception) and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor. Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of its Base Expense Group and its total expenses were also in the most expensive quintile of its Base Expense Group.

Noting the factors and limitations noted above with respect to the Broadridge Section 15(c) Report and factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

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The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

The Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than two complete years of operating results.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

54	Annual Report	franklintempleton.com

Annual Report and Shareholder Letter

Franklin K2 Global Macro Opportunities Fund

Investment Manager

K2/D&S Management Co., L.L.C.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	973 A 07/18

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $323,667 for the fiscal year ended May 31, 2018 and $308,106 for the fiscal year ended May 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $10,575 for the fiscal year ended May 31, 2018 and $4,445 for the fiscal year ended May 31, 2017. The services for which these fees were paid include identifying passive foreign investment companies to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $81,210 for the fiscal year ended May 31, 2018 and $75,060 for the fiscal year ended May 31, 2017. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)     pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)   establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)  (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)   No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $91,785 for the fiscal year ended May 31, 2018 and $79,505 for the fiscal year ended May 31, 2017.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed- End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                     N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN ALTERATIVE STRATEGIES FUNDS

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date	July 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date	July 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer
Date	July 26, 2018